Registration Nos. 2-80751

811-3618

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐

Post-Effective Amendment No. 40

☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☐

Amendment No. 42

☑

(Check appropriate box or boxes)

Metropolitan Series Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

501 Boylston Street Boston, Massachusetts (Address of Principal Executive Office)	02116 (Zip Code)

Registrant’s Telephone Number, Including Area Code: 617-578-3104

JAMES L. LIPSCOMB, ESQ.

Executive Vice President & General Counsel

MetLife, Inc.

200 Park Avenue

New York, New York 10166

(Name and Address of Agent for Service)

Copy to:

THOMAS M. LENZ, ESQ.

MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

It is proposed that the filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b) of Rule 485.

☐ on (date) pursuant to paragraph (b) of Rule 485.

☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐ on (date) pursuant to paragraph (a)(1) of Rule 485.

☑ 75 days after filing pursuant to paragraph (a)(2) of Rule 485.

☐ on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

METROPOLITAN SERIES FUND, INC.

Class A, Class B and Class E

ASSET ALLOCATION PORTFOLIOS

MetLife Conservative Allocation Portfolio

MetLife Defensive Allocation Portfolio

MetLife Conservative to Moderate Allocation Portfolio

MetLife Moderate Allocation Portfolio

MetLife Moderate to Aggressive Allocation Portfolio

MetLife Aggressive Allocation Portfolio

U.S. EQUITY PORTFOLIOS

BlackRock Investment Trust Portfolio (formerly, State Street Research Investment Trust Portfolio)

BlackRock Large Cap Value Portfolio (formerly, State Street Research Large Cap Value Portfolio)

BlackRock Legacy Large Cap Growth Portfolio (formerly, State Street Research Large Cap Growth Portfolio)

Capital Guardian U.S. Equity Portfolio

Davis Venture Value Portfolio

FI Value Leaders Portfolio

Harris Oakmark Large Cap Value Portfolio

Jennison Growth Portfolio

MetLife Stock Index Portfolio

MFS Investors Trust Portfolio

T. Rowe Price Large Cap Growth Portfolio

Zenith Equity Portfolio

BlackRock Aggressive Growth Portfolio (formerly, State Street Research Aggressive Growth Portfolio)

FI Mid Cap Opportunities Portfolio

Harris Oakmark Focused Value Portfolio

MetLife Mid Cap Stock Index Portfolio

Neuberger Berman Partners Mid Cap Value Portfolio

BlackRock Strategic Value Portfolio (formerly, State Street Research Aurora Portfolio)

Franklin Templeton Small Cap Growth Portfolio

Loomis Sayles Small Cap Portfolio

Russell 2000® Index Portfolio

T. Rowe Price Small Cap Growth Portfolio

INTERNATIONAL/GLOBAL EQUITY PORTFOLIOS

FI International Stock Portfolio

Morgan Stanley EAFE® Index Portfolio

Oppenheimer Global Equity Portfolio (formerly, Scudder Global Equity Portfolio)

EQUITY AND FIXED-INCOME PORTFOLIOS

BlackRock Diversified Portfolio (formerly, State Street Research Diversified Portfolio)

MFS Total Return Portfolio

FIXED-INCOME PORTFOLIOS

BlackRock Bond Income Portfolio (formerly, State Street Research Bond Income Portfolio)

Lehman Brothers® Aggregate Bond Index Portfolio

Salomon Brothers Strategic Bond Opportunities Portfolio

Salomon Brothers U.S. Government Portfolio

MONEY MARKET PORTFOLIO

BlackRock Money Market Portfolio (formerly, State Street Research Money Market Portfolio)

This prospectus is designed to help you decide whether to invest in the Fund and which Portfolios best match your investment objectives. The prospectus is divided into three Sections: (I) a brief overview of the structure of the Fund and the Portfolios; (II) information about each Portfolio, including investment objectives, investment strategies and risks; and (III) other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

MAY 1, 2005

Section I—Overview of Metropolitan Series Fund, Inc.

Organization

The Fund is a mutual fund, consisting of 38 separate investment portfolios (the “Portfolios”), which offers Class A, Class B and Class E shares. MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for certain of the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

Each Portfolio other than the Harris Oakmark Focused Value Portfolio is a “diversified” fund. As a “non-diversified” fund, the Harris Oakmark Focused Value Portfolio may hold fewer securities than the other Portfolios. If the stocks held by the Harris Oakmark Focused Value Portfolio perform poorly, the Portfolio could incur greater losses than if it had invested in a greater number of stocks.

Investors

Fund shares are offered only to separate accounts (the “Separate Accounts”) established by Metropolitan Life Insurance Company (“Metropolitan Life”), New England Life Insurance Company, MetLife Investors USA Insurance Company, General American Life Insurance Company or other insurance companies affiliated with any of these insurance companies (the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay.

Types of Investments

Each Portfolio invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income.

Equity Securities

Equity securities may include common stocks, preferred stocks, warrants, convertible stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the “issuer” of the stock. Stocks often pay a dividend. Different types of equity securities provide different voting and dividend rights in the event of the bankruptcy of the issuer.

A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.

A dividend is a payment made by a company to a shareholder that typically is based on the company’s performance. A dividend may be paid as cash or additional securities.

Investment advisers often characterize stocks as “growth stocks” or “value stocks.” Generally, an investment adviser considers a stock to be a growth stock if it expects the company’s earnings to grow more rapidly than earnings of other companies. An investment adviser using a “growth” style of investing will be more likely than an adviser using a “value” style to buy a stock which is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation, such as the stock’s price to earnings ratio. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as they would have otherwise, if the market does not agree with the subadviser’s view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or “total return,” of the Portfolios that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Portfolio invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. The same is true of a Portfolio’s average maturity or duration. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or “yields.” Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.

The maturity date is the date on which a fixed-income security “matures.” This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

Foreign Securities

Some mutual funds invest primarily, or in part, in foreign equity or fixed-income securities. Generally, foreign securities, including equity depositary receipts, are securities of issuers organized or headquartered outside the United States or primarily traded outside the United States. Although foreign securities may increase a Portfolio’s diversification, foreign securities tend to be more volatile than U.S. securities for reasons such as political, social or economic uncertainties or less regulation of foreign issuers. These risks are heightened for securities of issuers in developing, emerging market countries. Movements in prices in foreign securities markets may not correlate with prices in the U.S. stock market.

Asset Allocation Portfolios

Each of the MetLife Conservative Allocation Portfolio, MetLife Defensive Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio and MetLife Aggressive Allocation Portfolio (the “Asset Allocation Portfolios”) invests substantially all of its assets in other portfolios (the “Underlying Portfolios”) of the Fund or of Met Investors Series Trust (the “Trust”). Each Asset Allocation Portfolio is designed to provide investors diversification by investing broadly among various asset classes and sub-classes represented by the Underlying Portfolios according to each Asset Allocation Portfolio’s investment objective and risk profile. MetLife Advisers, as investment adviser, selects the Underlying Portfolios in which each Asset Allocation Portfolio invests based on established principles of asset allocation and risk tolerance.

MetLife Advisers establishes for each Asset Allocation Portfolio a specific target allocation percentage among three types of asset classes: equity securities, fixed-income securities and cash equivalent money market securities. MetLife Advisers also sets target allocation percentages among the sub-classes of these asset classes. For example, equity securities may be classified according to their investment style (growth, value, blend, index, sector-related), region (U.S. equities, international developed markets, international emerging markets) and market capitalization (large cap, mid cap and small cap). Fixed-income securities may be classified according to their sector (government securities, mortgage-related securities and corporate bonds), region (U.S. fixed-income, international developed fixed-income, emerging markets fixed-income), credit quality (investment grade, high yield) and duration (long-term, intermediate-term and short-term). MetLife Advisers determines these target allocation percentages based on a variety of factors, including its outlook for the economy, interest rates and the financial markets.

MetLife Advisers then allocates investments among the Underlying Portfolios according to these target allocation percentages. In selecting the Underlying Portfolios, MetLife Advisers considers an Underlying Portfolio’s historical investment performance and its asset class and sub-class. MetLife Advisers analyzes each Underlying Portfolio’s current holdings to determine the Underlying Portfolio’s asset class and sub-class characteristics. Because each Underlying Portfolio’s holdings can change from day to day, the actual asset allocation achieved by investing in particular Underlying Portfolios will not necessarily correspond exactly to the asset allocation MetLife Advisers seeks for a particular Asset Allocation Portfolio.

The Asset Allocation Portfolios may invest in an Underlying Portfolio which only invests in money market securities. Also, through holdings-based analysis, MetLife Advisers may achieve the targeted allocation to cash by counting cash held or money market securities purchased in other Underlying Portfolios in which the Asset Allocation Portfolios invest or directly purchasing money market instruments.

The Underlying Portfolios in which the Asset Allocation Portfolios may currently invest are:

Harris Oakmark International Portfolio

Janus Aggressive Growth Portfolio

Lord Abbett Bond Debenture Portfolio

Met/AIM Mid Cap Core Equity Portfolio

Met/AIM Small Cap Growth Portfolio

Oppenheimer Capital Appreciation Portfolio

PIMCO PEA Innovation Portfolio

PIMCO Total Return Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

Neuberger Berman Real Estate Portfolio

Davis Venture Value Portfolio

FI Mid Cap Opportunities Portfolio

FI Value Leaders Portfolio

Franklin Templeton Small Cap
Growth Portfolio

Harris Oakmark Focused Value Portfolio

Harris Oakmark Large Cap Value Portfolio

Jennison Growth Portfolio

Lehman Brothers Aggregate Bond Index Portfolio

Loomis Sayles Small Cap Portfolio

MetLife Mid Cap Stock Index Portfolio

MetLife Stock Index Portfolio

MFS Investors Trust Portfolio

MFS Total Return Portfolio

Morgan Stanley EAFE Index Portfolio

Neuberger Berman Mid Cap Value Portfolio

FI International Stock Portfolio

Russell 2000 Index Portfolio

Salomon Brothers Strategic Bond Opportunities Portfolio

Salomon Brothers U.S. Government Portfolio

Oppenheimer Global Equity Portfolio

BlackRock Aggressive Growth Portfolio

BlackRock Strategic Value Portfolio

BlackRock Bond Income Portfolio

BlackRock Diversified Portfolio

BlackRock Investment Trust Portfolio

BlackRock Legacy Large Cap Growth Portfolio

BlackRock Large Cap Value Portfolio

BlackRock Money Market Portfolio

T. Rowe Price Large Cap Growth Portfolio

T. Rowe Price Small Cap Growth Portfolio

[Discuss grouping by type and/or by MIST/Met Series Fund]

An Asset Allocation Portfolio may invest in any or all of the Underlying Portfolios, but will not normally invest in every Underlying Portfolio at any particular time. MetLife Advisers may add new Underlying Portfolios or replace existing Underlying Portfolios.

The following chart sets out the initial target allocation percentages for each Asset Allocation Portfolio among equity, fixed-income and cash/money market securities. You should note that these percentages will not directly correspond to investments in the Underlying Portfolios because an Underlying Portfolio may contain one or more asset classes (e.g., equity and fixed-income) and one or more sub-classes of an asset class (e.g., small cap and mid cap equity securities). MetLife Advisers may vary the Portfolio’s investment in the three asset classes within a range of plus or minus 10% of the Portfolio’s assets. This will also affect the percentages of the Portfolio’s assets actually invested in the sub-classes.

Asset Class	Conservative Allocation	Defensive Allocation	Conservative to Moderate Allocation	Moderate Allocation	Moderate to Aggressive Allocation	Aggressive Allocation
Equities Target	20%	35%	50%	65%	85%	95%
International	%	7%	10%	13%	17%	19%
Large Cap	%	19%	26%	34%	45%	51%
Mid Cap	%	6%	9%	12%	15%	17%
Small Cap	%	3%	5%	6%	8%	8%
Fixed Income Target	70%	55%	45%	30%	10%	0%
Investment Grade	%	43%	35%	23%	8%	0%
High Yield	%	12%	10%	7%	2%	0%
Cash/Money Market Target	10%	10%	5%	5%	5%	5%

The Asset Allocation Portfolios will invest new assets and reinvested dividends based on the target allocation percentages. However, an Asset Allocation Portfolio’s allocations could change substantially because of portfolio management decisions and changes to the Underlying Portfolios’ asset values due to market movements. At least quarterly, the Asset Allocation Portfolios will be rebalanced to their previously established target allocation percentages. Between rebalancings, purchases and redemptions will be effected in accordance with the previously established target investment percentages.

At least annually, MetLife Advisers will evaluate each Asset Allocation Portfolio’s asset allocations among equity, fixed-income and cash/money market securities, including the allocation among sub-classes of these asset classes based on maintaining that Portfolio’s risk profile. It is anticipated that changes among the three asset classes will be within a range of plus or minus 10% of the relevant Asset Allocation Portfolio’s total net assets. At that time, MetLife Advisers will also evaluate each Asset Allocation Portfolio’s allocation among the Underlying Portfolios. If MetLife Advisers establishes a new target allocation percentage, all purchases, redemptions, reinvested income and capital gains will be allocated according to this new target.

Because the Asset Allocation Portfolios invest in Underlying Portfolios, the costs of investing in an Asset Allocation Portfolio will generally be higher than the cost of investing in an Underlying Portfolio directly. An Asset Allocation Portfolio will pay its share of the Underlying Portfolios’ expenses as well as the Asset Allocation Portfolio’s own expenses. Therefore, an investment in an Asset Allocation Portfolio may result in the duplication of certain expenses. For more information about an Underlying Portfolio of the Fund, please refer to the section of this Prospectus particular to the Underlying Portfolio. Information about Oppenheimer Capital Appreciation Portfolio, PIMCO PEA Innovation Portfolio, PIMCO Total Return Portfolio, T. Rowe Price Mid-Cap Growth Portfolio and Neuberger Berman Real Estate Portfolio can be found in the Trust’s prospectus that accompanies this Prospectus.

Section II—Information about each Portfolio

This Section discusses the principal investment strategies and risks of investing in each Portfolio. However, each Portfolio may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund’s Statement of Additional Information (the “SAI”). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

Investment Objectives

The investment objective of each Portfolio may be changed without shareholder approval. There is no assurance that a Portfolio will achieve its investment objective.

Temporary Defensive Positions

Each Portfolio intends normally to remain fully invested in its respective type of investments. However, for temporary purposes to meet redemptions or for defensive purposes in response to market conditions, each Portfolio, other than the Lehman Brothers Aggregate Bond Index Portfolio, MetLife Stock Index Portfolio, MetLife Mid Cap Stock Index Portfolio, Morgan Stanley EAFE Index Portfolio and Russell 2000 Index Portfolio (collectively, the “Index Portfolios”), Zenith Equity Portfolio and BlackRock Money Market Portfolio, reserves the right to hold some or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which a Portfolio may invest for temporary or defensive purposes include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. The FI Value Leaders Portfolio, the FI International Stock Portfolio and the FI Mid Cap Opportunities Portfolio may invest without limitation in preferred stocks and investment grade debt instruments for temporary defensive purposes. There is no assurance that any Portfolio will employ a defensive strategy or as to how long a Portfolio may do so. Although a defensive strategy may help insulate a Portfolio from a downturn in securities markets, it could prevent the Portfolio from capturing the gains it would otherwise achieve if the Portfolio did not employ a defensive strategy. The use of a defensive strategy may prevent a Portfolio from achieving its investment objective.

Portfolio Turnover

Except for the Index Portfolios, the Asset Allocation Portfolios and the Zenith Equity Portfolio, each Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Portfolio may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

Investment Percentage Requirements and Capitalization

Several of the Portfolios have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types

Repurchase agreements are agreements under which a Portfolio purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Portfolio at a later date. Repurchase agreements allow a Portfolio to earn a return on available cash at relatively low credit risk.

of investments or to certain ranges of market capitalization. Unless otherwise indicated, these percentage requirements and capitalization ranges apply at the time an investment is made. A change in the value of an investment after it is acquired does not create a violation of these policies or ranges. For the FI Mid Cap Opportunities Portfolio, a company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio’s investment.

Securities Lending

Each Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a fund that invests in such securities. Loans will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

MetLife Conservative Allocation Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of current income, with growth of capital as a secondary objective.

Principal Investment Strategies

The Portfolio seeks to achieve its objective by investing in Class A shares of a diversified group of Underlying Portfolios of the Fund and the Trust. Under normal circumstances, the Portfolio primarily invests in fixed-income Underlying Portfolios and also invests in large cap, small cap, mid cap and international equity Underlying Portfolios in accordance with targeted allocations of 70% to fixed-income securities, 20% to equity securities and 10% to cash/money market securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio’s assets allocated to various types of equity and fixed-income securities are set forth above under “Overview of Metropolitan Series Fund, Inc.—Asset Allocation Portfolios.” MetLife Advisers may vary the Portfolio’s investment in the three asset classes within a range of plus or minus 10% of the Portfolio’s assets. This will also affect the percentages of the Portfolio’s assets actually invested in the sub-classes.

The Portfolio seeks to achieve current income through its investments in Underlying Portfolios that invest primarily in fixed-income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers as well as Underlying Portfolios that invest in foreign bonds denominated in currencies other than U.S. dollars. The Portfolio may invest in Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying Portfolios that invest in high yield, high-risk bonds.

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments include Underlying Portfolios that invest in stocks of U.S. or foreign large, established companies and, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Underlying Portfolios, and thus the investment performance of the Portfolio, are listed below. For a more complete description of these risks and the securities and investment techniques used by the Underlying Portfolios, please see “More About Investment Strategies and Risks” and the prospectuses of the Fund and the

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this Prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as “junk bonds”). High yield debt is typically riskier than investment grade securities.

MetLife Conservative Allocation Portfolio

Trust relating to the Underlying Portfolios. Factors that could harm the investment performance of the Portfolio include:

•	The inability of the Underlying Portfolios to meet their investment objectives. Because the Portfolio invests in various Underlying Portfolios, its performance is directly related to the ability of those Underlying Portfolios to meet their respective investment objectives, as well as MetLife Advisers’ allocation among the Underlying Portfolios.

•	A general decline in U.S. or foreign fixed-income or equity security markets.

•	Poor performance of individual fixed-income securities held by the Underlying Portfolios, which may be due to interest rate risk or credit risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	Poor performance of the classes of fixed-income securities held by the Underlying Portfolios, including high yield debt securities.

•	Poor performance of fixed-income securities relative to equity securities.

•	Poor performance of individual equity securities held by the Underlying Portfolios or of large capitalization stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging markets securities.

Investment Performance Record

Because the Portfolio began operations on May 1, 2005, no performance information is available as of the date of this Prospectus.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

MetLife Conservative Allocation Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.10%		0.10%		0.10%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses(1)	[	]	[	]	[	]

Total Annual Portfolio Operating Expenses	[	]	[	]	[	]
Fee Waiver and/or Expense Reimbursement	[	]	[	]	[	]
Net Operating Expenses(2)	0.10%		0.35%		0.25%

(1)	Other expenses are based on estimated amounts for the current fiscal year.
(2)	MetLife Advisers has contractually agreed, for the period May 1, 2005 through April 30, 2006, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy is subject to the Portfolio’s obligation to repay MetLife Advisers in future years, if any, when the Portfolio’s expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy. The Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which the expenses were incurred.

As an investor in an Underlying Portfolio, the Portfolio will also bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee, which is not reflected in the table above or in the Example below. The total annual operating expenses of the Portfolio, including the operating expenses of the Underlying Portfolios (as of December 31, 2004) in which it currently intends to invest, could range from [     ]% to [    ]%

MetLife Conservative Allocation Portfolio

for Class A shares, from [    ]% to [    ]% for Class B shares and from [    ]% to [    ]% for Class E shares. Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.

Example:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year, that the Portfolio’s operating expenses remain the same. The Example does not reflect the expenses of the Underlying Portfolios, nor does it reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year		Three Years
Class A	[	]	[	]
Class B	[	]	[	]
Class E	[	]	[	]

More About Investment Strategies and Risks

Underlying Portfolio Risk

Because substantially all of the assets of the Portfolio are invested in various Underlying Portfolios, the risks associated with investing in the Portfolio are closely related to the risks associated with the securities and other investments held by those Underlying Portfolios. In addition, the investment performance of the Portfolio is directly related to the investment performance of the Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. There can be no assurance that the investment objective of the Portfolio or an Underlying Portfolio will be achieved.

Fixed-income Securities

The Underlying Portfolios that invest in fixed-income securities are subject to the risks associated with fixed-income securities. Fixed- income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

MetLife Conservative Allocation Portfolio

issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Securities

Underlying Portfolios that invest in high yield securities, or “junk bonds,” have higher credit risk and market risk than those Underlying Portfolios that invest only in investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). Underlying Portfolios that invest principally in equity securities are particularly sensitive to this market risk.

Investment Style Risk.    Some Underlying Portfolios place particular emphasis on growth stocks. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. Other Underlying Portfolios place particular emphasis on value stocks. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the Underlying Portfolio’s subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization Risk.    An Underlying Portfolio may emphasize its equity investments on companies with a small, medium or large market capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

MetLife Conservative Allocation Portfolio

mid cap companies involve potentially greater risks and higher volatility than those of larger companies. Mid cap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Foreign Securities

Many Underlying Portfolios (in particular, the Harris Oakmark International Portfolio, the MFS Research International Portfolio, the Morgan Stanley EAFE Index Portfolio, the FI International Stock Portfolio and the Oppenheimer Global Equity Portfolio) invest in securities of foreign issuers. In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of an Underlying Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. An Underlying Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country.

Emerging Markets.    Emerging markets are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be

MetLife Conservative Allocation Portfolio

subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Derivatives

Many of the Underlying Portfolios may use a number of derivative instruments for risk management purposes or as part of their investment strategies. Derivatives are subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Underlying Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Underlying Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Underlying Portfolio.

Non-Diversification

Certain of the Underlying Portfolios (Harris Oakmark Focused Value Portfolio, Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, Neuberger Berman Real Estate Portfolio and T. Rowe Price Mid-Cap Growth Portfolio) may invest their assets in a small number of issuers. Investing in a limited number of issuers may increase the volatility of the Underlying Portfolio’s investment performance as compared to funds that invest in a larger number of stocks. Therefore, poor performance by a single issuer will generally have a more adverse impact on the return of a non-diversified portfolio than on a more broadly diversified portfolio.

Portfolio Management

MetLife Advisers, investment adviser to all the Portfolios of the Fund, manages the Portfolio. As of December 31, 2004, MetLife Advisers managed approximately $[        ] billion in assets. MetLife Advisers’ address is 501 Boylston Street, Boston, Massachusetts 02116.

MetLife Advisers has hired [name of entity] to provide research and consulting services with respect to the periodic asset allocation targets for the Portfolio and to investments in the Underlying Portfolios, which may assist MetLife Advisers in determining the Underlying Portfolios which may be available for investment and the selection and allocation of the Portfolio’s investments among the Underlying Portfolios. MetLife Advisers pays consulting fees to [        ] for these services.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

MetLife Conservative Allocation Portfolio

An Asset Allocation Committee of investment professionals at MetLife Advisers (the “Committee”) is responsible for the management of the Portfolio. The Committee consists of the following individuals:

Elizabeth M. Forget is the Chair of the Committee, but each member of the Committee is jointly and primarily responsible for the management of the Portfolio. Ms. Forget is President and Trustee of the Met Investors Series Trust. She has been a President of Met Investors Advisory LLC and Executive Vice President of MetLife Investors Group, Inc. since 2000. From 1996 to 2000, she was Senior Vice President of Equitable Distributors, Inc. and Vice President of Equitable Life Assurance Society of the United States. In 2005, Ms. Forget became a [title] of MetLife Advisers.

Alan Leland is Chief Financial Officer of MetLife Advisers and Vice President of Metropolitan Life. He has worked for Metropolitan Life and its predecessors for 30 years and has worked for MetLife Advisers since its inception in 1994.

Bradley D. Rhoads is a Managing Director of Metropolitan Life and Head of the Market Strategy Unit of MetLife, Inc. He joined Metropolitan Life in 1986 and, in 1998, he became responsible for Metropolitan Life’s High Yield Bond portfolio. He has been a Managing Director of Metropolitan Life since 2000. In 2005, Mr. Rhoads became a [title] of MetLife Advisers.

Darrel A. Olson has been a Director in the Investments Department of Metropolitan Life since 2001. He joined Metropolitan Life in 1979. In 2005, he became a [title] of MetLife Advisers.

Anthony J. Dufault is a Vice President of Met Investors Advisory, LLC and a Vice President, Investment Advisory Services of MetLife Investors Group. He has worked at Metropolitan Life since May 2001. From May 1998 until he joined Metropolitan Life, he was a Senior Product Manager at Pacific Life in its variable annuity division. While at Pacific Life, he was also a Senior Portfolio Analyst. In 2005, he became a [title] of MetLife Advisers.

John F. Guthrie, Jr. is Senior Vice President of MetLife Advisers and serves on MetLife Advisers’ Board of Managers. He is also Senior Vice President of the Fund and Vice President of Metropolitan Life. Mr. Guthrie joined New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1969 and has served in various positions since that time.

Thomas C. McDevitt is Vice President of MetLife Advisers and Vice President of the Fund. Mr. McDevitt joined New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1980 and became part of the Investment Management Department in 1988. Since 2003, he has worked with MetLife Advisers.

MetLife Conservative Allocation Portfolio

Each of these individuals has been a member of the Committee since the Portfolio’s inception on May 1, 2005.

The Fund’s SAI provides additional information about the Committee members’ compensation, other accounts managed by members of the Committee, and the Committee members’ ownership of Portfolio securities.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.10% of the Portfolio’s average daily net assets.

MetLife Defensive Allocation Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of current income, with growth of capital as a secondary objective.

Principal Investment Strategies

The Portfolio seeks to achieve its objective by investing in Class A shares of a diversified group of Underlying Portfolios of the Fund and the Trust. Under normal circumstances, the Portfolio primarily invests in fixed-income Underlying Portfolios and also invests in large cap, small cap, mid cap and international equity Underlying Portfolios in accordance with targeted allocations of 55% to fixed-income securities, 35% to equity securities and 10% to cash/money market securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio’s assets allocated to various types of equity and fixed-income securities are set forth above under “Overview of Metropolitan Series Fund, Inc.—Asset Allocation Portfolios.” MetLife Advisers may vary the Portfolio’s investment in the three asset classes within a range of plus or minus 10% of the Portfolio’s assets. This will also affect the percentages of the Portfolio’s assets actually invested in the sub-classes.

The Portfolio seeks to achieve current income through its investments in Underlying Portfolios that invest primarily in fixed-income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers as well as Underlying Portfolios that invest in foreign bonds denominated in currencies other than U.S. dollars. The Portfolio may invest in Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying Portfolios that invest in high yield, high-risk bonds.

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments include Underlying Portfolios that invest in stocks of U.S. or foreign large, established companies and, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Underlying Portfolios, and thus the investment performance of the Portfolio, are listed below. For a more complete description of these risks and the securities and investment techniques used by the Underlying Portfolios, please see “More About Investment Strategies and Risks” and the prospectuses of the Fund and the

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this Prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as “junk bonds”). High yield debt is typically riskier than investment grade securities.

MetLife Defensive Allocation Portfolio

Trust relating to the Underlying Portfolios. Factors that could harm the investment performance of the Portfolio include:

•	The inability of the Underlying Portfolios to meet their investment objectives. Because the Portfolio invests in various Underlying Portfolios, its performance is directly related to the ability of those Underlying Portfolios to meet their respective investment objectives, as well as MetLife Advisers’ allocation among the Underlying Portfolios.

•	A general decline in U.S. or foreign fixed-income or equity security markets.

•	Poor performance of individual fixed-income securities held by the Underlying Portfolios, which may be due to interest rate risk or credit risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	Poor performance of the classes of fixed-income securities held by the Underlying Portfolios, including high yield debt securities.

•	Poor performance of fixed-income securities relative to equity securities.

•	Poor performance of individual equity securities held by the Underlying Portfolios or of large capitalization stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging markets securities.

Investment Performance Record

Because the Portfolio began operations on May 1, 2005, no performance information is available as of the date of this Prospectus.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

MetLife Defensive Allocation Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.10%		0.10%		0.10%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses(1)	[	]	[	]	[	]

Total Annual Portfolio Operating Expenses	[	]	[	]	[	]
Fee Waiver and/or Expense Reimbursement	[	]	[	]	[	]
Net Operating Expenses(2)	0.10%		0.35%		0.25%

(1)	Other expenses are based on estimated amounts for the current fiscal year.
(2)	MetLife Advisers has contractually agreed, for the period May 1, 2005 through April 30, 2006, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy is subject to the Portfolio’s obligation to repay MetLife Advisers in future years, if any, when the Portfolio’s expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy. The Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which the expenses were incurred.

As an investor in an Underlying Portfolio, the Portfolio will also bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee, which is not reflected in the table above or in the Example below. The total annual operating expenses of the Portfolio, including the operating expenses of the Underlying Portfolios (as of December 31, 2004) in which it currently intends to invest, could range from [     ]% to [    ]%

MetLife Defensive Allocation Portfolio

for Class A shares, from [    ]% to [    ]% for Class B shares and from [    ]% to [    ]% for Class E shares. Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.

Example:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year, that the Portfolio’s operating expenses remain the same. The Example does not reflect the expenses of the Underlying Portfolios, nor does it reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year		Three Years
Class A	[	]	[	]
Class B	[	]	[	]
Class E	[	]	[	]

More About Investment Strategies and Risks

Underlying Portfolio Risk

Because substantially all of the assets of the Portfolio are invested in various Underlying Portfolios, the risks associated with investing in the Portfolio are closely related to the risks associated with the securities and other investments held by those Underlying Portfolios. In addition, the investment performance of the Portfolio is directly related to the investment performance of the Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. There can be no assurance that the investment objective of the Portfolio or an Underlying Portfolio will be achieved.

Fixed-income Securities

The Underlying Portfolios that invest in fixed-income securities are subject to the risks associated with fixed-income securities. Fixed- income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

MetLife Defensive Allocation Portfolio

issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Securities

Underlying Portfolios that invest in high yield securities, or “junk bonds,” have higher credit risk and market risk than those Underlying Portfolios that invest only in investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). Underlying Portfolios that invest principally in equity securities are particularly sensitive to this market risk.

Investment Style Risk.    Some Underlying Portfolios place particular emphasis on growth stocks. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. Other Underlying Portfolios place particular emphasis on value stocks. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the Underlying Portfolio’s subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization Risk.    An Underlying Portfolio may emphasize its equity investments on companies with a small, medium or large market capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

MetLife Defensive Allocation Portfolio

mid cap companies involve potentially greater risks and higher volatility than those of larger companies. Mid cap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Foreign Securities

Many Underlying Portfolios (in particular, the Harris Oakmark International Portfolio, the MFS Research International Portfolio, the Morgan Stanley EAFE Index Portfolio, the FI International Stock Portfolio and the Oppenheimer Global Equity Portfolio) invest in securities of foreign issuers. In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of an Underlying Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. An Underlying Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country.

Emerging Markets.    Emerging markets are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be

MetLife Defensive Allocation Portfolio

subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Derivatives

Many of the Underlying Portfolios may use a number of derivative instruments for risk management purposes or as part of their investment strategies. Derivatives are subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Underlying Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Underlying Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Underlying Portfolio.

Non-Diversification

Certain of the Underlying Portfolios (Harris Oakmark Focused Value Portfolio, Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, Neuberger Berman Real Estate Portfolio and T. Rowe Price Mid-Cap Growth Portfolio) may invest their assets in a small number of issuers. Investing in a limited number of issuers may increase the volatility of the Underlying Portfolio’s investment performance as compared to funds that invest in a larger number of stocks. Therefore, poor performance by a single issuer will generally have a more adverse impact on the return of a non-diversified portfolio than on a more broadly diversified portfolio.

Portfolio Management

MetLife Advisers, investment adviser to all the Portfolios of the Fund, manages the Portfolio. As of December 31, 2004, MetLife Advisers managed approximately $[        ] billion in assets. MetLife Advisers’ address is 501 Boylston Street, Boston, Massachusetts 02116.

MetLife Advisers has hired [name of entity] to provide research and consulting services with respect to the periodic asset allocation targets for the Portfolio and to investments in the Underlying Portfolios, which may assist MetLife Advisers in determining the Underlying Portfolios which may be available for investment and the selection and allocation of the Portfolio’s investments among the Underlying Portfolios. MetLife Advisers pays consulting fees to [        ] for these services.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

MetLife Defensive Allocation Portfolio

An Asset Allocation Committee of investment professionals at MetLife Advisers (the “Committee”) is responsible for the management of the Portfolio. The Committee consists of the following individuals:

Elizabeth M. Forget is the Chair of the Committee, but each member of the Committee is jointly and primarily responsible for the management of the Portfolio. Ms. Forget is President and Trustee of the Met Investors Series Trust. She has been a President of Met Investors Advisory LLC and Executive Vice President of MetLife Investors Group, Inc. since 2000. From 1996 to 2000, she was Senior Vice President of Equitable Distributors, Inc. and Vice President of Equitable Life Assurance Society of the United States. In 2005, Ms. Forget became a [title] of MetLife Advisers.

Alan Leland is Chief Financial Officer of MetLife Advisers and Vice President of Metropolitan Life. He has worked for Metropolitan Life and its predecessors for 30 years and has worked for MetLife Advisers since its inception in 1994.

Bradley D. Rhoads is a Managing Director of Metropolitan Life and Head of the Market Strategy Unit of MetLife, Inc. He joined Metropolitan Life in 1986 and, in 1998, he became responsible for Metropolitan Life’s High Yield Bond portfolio. He has been a Managing Director of Metropolitan Life since 2000. In 2005, Mr. Rhoads became a [title] of MetLife Advisers.

Darrel A. Olson has been a Director in the Investments Department of Metropolitan Life since 2001. He joined Metropolitan Life in 1979. In 2005, he became a [title] of MetLife Advisers.

Anthony J. Dufault is a Vice President of Met Investors Advisory, LLC and a Vice President, Investment Advisory Services of MetLife Investors Group. He has worked at Metropolitan Life since May 2001. From May 1998 until he joined Metropolitan Life, he was a Senior Product Manager at Pacific Life in its variable annuity division. While at Pacific Life, he was also a Senior Portfolio Analyst. In 2005, he became a [title] of MetLife Advisers.

John F. Guthrie, Jr. is Senior Vice President of MetLife Advisers and serves on MetLife Advisers’ Board of Managers. He is also Senior Vice President of the Fund and Vice President of Metropolitan Life. Mr. Guthrie joined New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1969 and has served in various positions since that time.

Thomas C. McDevitt is Vice President of MetLife Advisers and Vice President of the Fund. Mr. McDevitt joined New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1980 and became part of the Investment Management Department in 1988. Since 2003, he has worked with MetLife Advisers.

MetLife Defensive Allocation Portfolio

Each of these individuals has been a member of the Committee since the Portfolio’s inception on May 1, 2005.

The Fund’s SAI provides additional information about the Committee members’ compensation, other accounts managed by members of the Committee, and the Committee members’ ownership of Portfolio securities.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.10% of the Portfolio’s average daily net assets.

MetLife Conservative to Moderate Allocation Portfolio

Investment Objective:

The investment objective of the Portfolio is high total return in the form of income and growth of capital, with a greater emphasis on income.

Principal Investment Strategies:

The Portfolio seeks to achieve its objective by investing in Class A shares of a diversified group of Underlying Portfolios of the Trust and of the Fund. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios and also invests in fixed-income Underlying Portfolios in accordance with targeted allocations of 50% to equity securities, 45% to fixed-income securities and 5% to cash/money market securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio’s assets allocated to various types’ of equity and fixed-income securities are set forth in “Overview of Metropolitan Series Fund, Inc.—Asset Allocation Portfolios.” MetLife Advisers may vary the Portfolio’s investment in the three asset classes within a range of plus or minus 10% of the Portfolio’s assets. This will also affect the percentages of the Portfolio’s assets actually invested in the sub-classes.

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large, established U.S. companies and, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

The Portfolio seeks to achieve current income through its investments in Underlying Portfolios that invest primarily in fixed-income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers. The Portfolio may also invest in Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying Portfolios that invest in high yield, high-risk bonds.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Underlying Portfolios, and thus the investment performance of the Portfolio, are listed below. For a more complete description of these risks and the securities and investment techniques used by the Underlying Portfolios, please see “More About Investment Strategies and Risks” and the prospectuses of the Fund and the Trust relating to the Underlying Portfolios. Factors that could harm the investment performance of the Portfolio include:

•	The inability of the Underlying Portfolios to meet their investment objectives. Because the Portfolio invests in

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this Prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as “junk bonds”). High yield debt is typically riskier than investment grade securities.

MetLife Conservative to Moderate Allocation Portfolio

various Underlying Portfolios, its performance is directly related to the ability of those Underlying Portfolios to meet their respective investment objectives, as well as MetLife Advisers’ allocation among the Underlying Portfolios.

•	A general decline in U.S. or foreign equity or fixed-income security markets.

•	Poor performance of individual equity securities held by the Underlying Portfolios or of large capitalization stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	Poor performance of individual fixed-income securities held by the Underlying Portfolios, which may be due to interest rate risk or credit risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	Poor performance of the classes of fixed-income securities held by the Underlying Portfolios, including high yield debt securities.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging markets securities.

Investment Performance Record

Because the Portfolio began operations on May 1, 2005, no performance information is available as of the date of this Prospectus.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

MetLife Conservative to Moderate Allocation Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(1)	[ ]	[ ]	[ ]

Total Annual Portfolio Operating Expenses	[ ]	[ ]	[ ]
Fee Waiver and/or Expense Reimbursement	[ ]	[ ]	[ ]
Net Operating Expenses(2)	0.10%	0.35%	0.25%

(1)	Other expenses are based on estimated amounts for the current fiscal year.
(2)	MetLife Advisers has contractually agreed, for the period May 1, 2005 through April 30, 2006, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy is subject to the Portfolio’s obligation to repay MetLife Advisers in future years, if any, when the Portfolio’s expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy. The Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which the expenses were incurred.

As an investor in an Underlying Portfolio, the Portfolio will also bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee, which is not reflected in the table above or in the Example below. The total annual operating expenses of the Portfolio, including the operating expenses of the Underlying Portfolios (as of December 31, 2004) in which it currently intends to invest, could range from [    ]% to [    ]% for Class A shares, from [    ]% to [    ]% for Class B shares and from [    ]% to [    ]% for Class E shares. Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.

Example:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the

MetLife Conservative to Moderate Allocation Portfolio

time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year, that the Portfolio’s operating expenses remain the same. The Example does not reflect the expenses of the Underlying Portfolios, nor does it reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year		Three Years
Class A	[	]	[	]
Class B	[	]	[	]
Class E	[	]	[	]

More About Investment Strategies and Risks

Underlying Portfolio Risk

Because substantially all of the assets of the Portfolio are invested in various Underlying Portfolios, the risks associated with investing in the Portfolio are closely related to the risks associated with the securities and other investments held by those Underlying Portfolios. In addition, the investment performance of the Portfolio is directly related to the investment performance of the Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. There can be no assurance that the investment objective of the Portfolio or an Underlying Portfolio will be achieved.

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). Underlying Portfolios that invest principally in equity securities are particularly sensitive to this market risk.

Investment Style Risk.    Some Underlying Portfolios place particular emphasis on growth stocks. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. Other Underlying Portfolios place particular emphasis on value stocks. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the Underlying Portfolio’s subadviser’s

MetLife Conservative to Moderate Allocation Portfolio

view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization Risk.    An Underlying Portfolio may emphasize its equity investments on companies with a small, medium or large market capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of mid cap companies involve potentially greater risks and higher volatility than those of larger companies. Mid cap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Fixed-income Securities

The Underlying Portfolios that invest in fixed-income securities are subject to the risks associated with fixed-income securities. Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Securities

Underlying Portfolios that invest in high yield securities, or “junk bonds,” have higher credit risk and market risk than those Underlying Portfolios that invest only in investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

MetLife Conservative to Moderate Allocation Portfolio

Foreign Securities

Many Underlying Portfolios (in particular, the Harris Oakmark International Portfolio, the MFS Research International Portfolio, the Morgan Stanley EAFE Index Portfolio, the FI International Stock Portfolio and the Oppenheimer Global Equity Portfolio) invest in securities of foreign issuers. In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of an Underlying Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. An Underlying Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country.

Emerging Markets.    Emerging markets are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Derivatives

Many of the Underlying Portfolios may use a number of derivative instruments for risk management purposes or as part of their investment strategies. Derivatives are subject to risks, and therefore may not serve their intended purpose. If the price of a derivative

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

MetLife Conservative to Moderate Allocation Portfolio

moves in unexpected ways in relation to the security or index on which the derivative is based, the Underlying Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Underlying Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Underlying Portfolio.

Non-Diversification

Certain of the Underlying Portfolios (Harris Oakmark Focused Value Portfolio, Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, Neuberger Berman Real Estate Portfolio and T. Rowe Price Mid-Cap Growth Portfolio) may invest their assets in a small number of issuers. Investing in a limited number of issuers may increase the volatility of the Underlying Portfolio’s investment performance as compared to funds that invest in a larger number of stocks. Therefore, poor performance by a single issuer will generally have a more adverse impact on the return of a non-diversified portfolio than on a more broadly diversified portfolio.

Portfolio Management

MetLife Advisers, investment adviser to all the Portfolios of the Fund, manages the Portfolio. As of December 31, 2004, MetLife Advisers managed approximately $[    ] billion in assets. MetLife Advisers’ address is 501 Boylston Street, Boston, Massachusetts 02116.

MetLife Advisers has hired [name of entity] to provide research and consulting services with respect to the periodic asset allocation targets for the Portfolio and to investments in the Underlying Portfolios, which may assist MetLife Advisers in determining the Underlying Portfolios which may be available for investment and the selection and allocation of the Portfolio’s investments among the Underlying Portfolios. MetLife Advisers pays consulting fees to [        ] for these services.

An Asset Allocation Committee of investment professionals at MetLife Advisers (the “Committee”) is responsible for the management of the Portfolio. The Committee consists of the following individuals:

Elizabeth M. Forget is the Chair of the Committee, but each member of the Committee is jointly and primarily responsible for the management of the Portfolio. Ms. Forget is President and Trustee of the Met Investors Series Trust. She has been a President of Met Investors Advisory LLC and Executive Vice President of

MetLife Conservative to Moderate Allocation Portfolio

MetLife Investors Group, Inc. since 2000. From 1996 to 2000, she was Senior Vice President of Equitable Distributors, Inc. and Vice President of Equitable Life Assurance Society of the United States. In 2005, Ms. Forget became a [title] of MetLife Advisers.

Alan Leland is Chief Financial Officer of MetLife Advisers and Vice President of Metropolitan Life. He has worked for Metropolitan Life and its predecessors for 30 years and has worked for MetLife Advisers since its inception in 1994.

Bradley D. Rhoads is a Managing Director of Metropolitan Life and Head of the Market Strategy Unit of MetLife, Inc. He joined Metropolitan Life in 1986 and, in 1998, he became responsible for Metropolitan Life’s High Yield Bond portfolio. He has been a Managing Director of Metropolitan Life since 2000. In 2005, Mr. Rhoads became a [title] of MetLife Advisers.

Darrel A. Olson has been a Director in the Investments Department of Metropolitan Life since 2001. He joined Metropolitan Life in 1979. In 2005, he became a [title] of MetLife Advisers.

Anthony J. Dufault is a Vice President of Met Investors Advisory, LLC and a Vice President, Investment Advisory Services of MetLife Investors Group. He has worked at Metropolitan Life since May 2001. From May 1998 until he joined Metropolitan Life, he was a Senior Product Manager at Pacific Life in its variable annuity division. While at Pacific Life, he was also a Senior Portfolio Analyst. In 2005, he became a [title] of MetLife Advisers.

John F. Guthrie, Jr. is Senior Vice President of MetLife Advisers and serves on MetLife Advisers’ Board of Managers. He is also Senior Vice President of the Fund and Vice President of Metropolitan Life. Mr. Guthrie joined New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1969 and has served in various positions since that time.

Thomas C. McDevitt is Vice President of MetLife Advisers and Vice President of the Fund. Mr. McDevitt joined New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1980 and became part of the Investment Management Department in 1988. Since 2003, he has worked with MetLife Advisers.

Each of these individuals has been a member of the Committee since the Portfolio’s inception on May 1, 2005.

The Fund’s SAI provides additional information about the Committee members’ compensation, other accounts managed by members of the Committee, and the Committee members’ ownership of Portfolio securities.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.10% of the Portfolio’s average daily net assets.

MetLife Moderate Allocation Portfolio

Investment Objective:

The investment objective of the Portfolio is a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

Principal Investment Strategies:

The Portfolio seeks to achieve its objective by investing in Class A shares of a diversified group of Underlying Portfolios of the Trust and of the Fund. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios and also invests in fixed-income Underlying Portfolios in accordance with targeted allocations of 65% to equity securities, 30% to fixed-income securities and 5% to cash/money market securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio’s assets allocated to various types of equity and fixed-income securities are set forth in “Overview of Metropolitan Series Fund, Inc.—Asset Allocation Portfolios.” MetLife Advisers may vary the Portfolio’s investment in the three asset classes within a range of plus or minus 10% of the Portfolio’s assets. This will also affect the percentages of the Portfolio’s assets actually invested in the sub-classes.

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies and, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

The Portfolio seeks to achieve current income through its investments in Underlying Portfolios that invest primarily in fixed-income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers. The Portfolio may invest in Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as in Underlying Portfolios that invest in high yield, high-risk bonds.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Underlying Portfolios, and thus the investment performance of the Portfolio, are listed below. For a more complete description of these risks and the securities and investment techniques used by the Underlying Portfolios, please see “More About Investment Strategies and Risks” and the prospectuses of the Fund and the Trust relating to the Underlying Portfolios. Factors that could harm the investment performance of the Portfolio include:

•	The inability of the Underlying Portfolios to meet their investment objectives. Because the Portfolio invests in

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this Prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as “junk bonds”). High yield debt is typically riskier than investment grade securities.

MetLife Moderate Allocation Portfolio

various Underlying Portfolios, its performance is directly related to the ability of those Underlying Portfolios to meet their respective investment objectives, as well as MetLife Advisers’ allocation among the Underlying Portfolios.

•	A general decline in U.S. or foreign equity or fixed-income markets.

•	Poor performance of individual equity securities held by the Underlying Portfolios or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	Poor performance of equity securities relative to fixed-income securities.

•	Poor performance of individual fixed-income securities held by the Underlying Portfolios, which may be due to interest rate risk or credit risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	Poor performance of the classes of fixed-income securities held by the Underlying Portfolios, including high yield debt securities.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging markets securities.

Investment Performance Record

Because the Portfolio began operations on May 1, 2005, no performance information is available as of the date of this Prospectus.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

MetLife Moderate Allocation Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(1)	[ ]	[ ]	[ ]

Total Annual Portfolio Operating Expenses	[ ]	[ ]	[ ]
Fee Waiver and/or Expense Reimbursement	[ ]	[ ]	[ ]
Net Operating Expenses(2)	0.10%	0.35%	0.25%

(1)	Other expenses are based on estimated amounts for the current fiscal year.
(2)	MetLife Advisers has contractually agreed, for the period May 1, 2005 through April 30, 2006, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy is subject to the Portfolio’s obligation to repay MetLife Advisers in future years, if any, when the Portfolio’s expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy. The Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which the expenses were incurred.

As an investor in an Underlying Portfolio, the Portfolio will also bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee, which is not reflected in the table above or in the Example below. The total annual operating expenses of the Portfolio, including the operating expenses of the Underlying Portfolios (as of December 31, 2004) in which it currently intends to invest, could range from [    ]% to [    ]% for Class A shares, from [    ]% to [    ]% for Class B shares and from [    ]% to [    ]% for Class E shares. Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.

Example:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 on the Portfolio for the

MetLife Moderate Allocation Portfolio

time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year, that the Portfolio’s operating expenses remain the same. The Example does not reflect the expenses of the Underlying Portfolios, nor does it reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year		Three Years
Class A	[	]	[	]
Class B	[	]	[	]
Class E	[	]	[	]

More About Investment Strategies and Risks

Underlying Portfolio Risk

Because substantially all of the assets of the Portfolio are invested in various Underlying Portfolios, the risks associated with investing in the Portfolio are closely related to the risks associated with the securities and other investments held by those Underlying Portfolios. In addition, the investment performance of the Portfolio is directly related to the investment performance of the Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. There can be no assurance that the investment objective of the Portfolio or an Underlying Portfolio will be achieved.

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). Underlying Portfolios that invest principally in equity securities are particularly sensitive to this market risk.

Investment Style Risk.    Some Underlying Portfolios place particular emphasis on growth stocks. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. Other Underlying Portfolios place particular emphasis on value stocks. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the Underlying Portfolio’s subadviser’s

MetLife Moderate Allocation Portfolio

view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization Risk.     An Underlying Portfolio may emphasize its equity investments on companies with a small, medium or large market capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of mid cap companies involve potentially greater risks and higher volatility than those of larger companies. Mid cap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Fixed-income Securities

The Underlying Portfolios that invest in fixed-income securities are subject to the risks associated with fixed-income securities. Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Securities

High yield securities, or “junk bonds,” have higher credit risk and market risk than those Underlying Portfolios that invest only in investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

MetLife Moderate Allocation Portfolio

Foreign Securities

Many Underlying Portfolios (in particular, the Harris Oakmark International Portfolio, the MFS Research International Portfolio, the Morgan Stanley EAFE Index Portfolio, the FI International Stock Portfolio and the Oppenheimer Global Equity Portfolio) invest in securities of foreign issuers. In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of an Underlying Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. An Underlying Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country.

Emerging Markets.    Emerging markets are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Derivatives

Many of the Underlying Portfolios may use a number of derivative instruments for risk management purposes or as part of their investment strategies. Derivatives are subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Underlying Portfolio could lose

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

MetLife Moderate Allocation Portfolio

more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Underlying Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Underlying Portfolio.

Non-Diversification

Certain of the Underlying Portfolios (Harris Oakmark Focused Value Portfolio, Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, Neuberger Berman Real Estate Portfolio and T. Rowe Price Mid-Cap Growth Portfolio) may invest their assets in a small number of issuers. Investing in a limited number of issuers may increase the volatility of the Underlying Portfolio’s investment performance as compared to funds that invest in a larger number of stocks. Therefore, poor performance by a single issuer will generally have a more adverse impact on the return of a non-diversified portfolio than on a more broadly diversified portfolio.

Portfolio Management

MetLife Advisers, investment adviser to all the Portfolios of the Fund, manages the Portfolio. As of December 31, 2004, MetLife Advisers managed approximately $[    ] billion in assets. MetLife Advisers’ address is 501 Boylston Street, Boston, Massachusetts 02116.

MetLife Advisers has hired [name of entity] to provide research and consulting services with respect to the periodic asset allocation targets for the Portfolio and to investments in the Underlying Portfolios, which may assist MetLife Advisers in determining the Underlying Portfolios which may be available for investment and the selection and allocation of the Portfolio’s investments among the Underlying Portfolios. MetLife Advisers pays consulting fees to [        ] for these services.

An Asset Allocation Committee of investment professionals at MetLife Advisers (the “Committee”) is responsible for the management of the Portfolio. The Committee consists of the following individuals:

Elizabeth M. Forget is the Chair of the Committee, but each member of the Committee is jointly and primarily responsible for the management of the Portfolio. Ms. Forget is President and Trustee of the Met Investors Series Trust. She has been a President of Met Investors Advisory LLC and Executive Vice President of MetLife Investors Group, Inc. since 2000. From 1996 to 2000, she was Senior Vice President of Equitable Distributors, Inc. and Vice President of Equitable Life Assurance Society of the United States. In 2005, Ms. Forget became a [title] of MetLife Advisers.

MetLife Moderate Allocation Portfolio

Alan Leland is Chief Financial Officer of MetLife Advisers and Vice President of Metropolitan Life. He has worked for Metropolitan Life and its predecessors for 30 years and has worked for MetLife Advisers since its inception in 1994.

Bradley D. Rhoads is a Managing Director of Metropolitan Life and Head of the Market Strategy Unit of MetLife, Inc. He joined Metropolitan Life in 1986 and, in 1998, he became responsible for Metropolitan Life’s High Yield Bond portfolio. He has been a Managing Director of Metropolitan Life since 2000. In 2005, Mr. Rhoads became a [title] of MetLife Advisers.

Darrel A. Olson has been a Director in the Investments Department of Metropolitan Life since 2001. He joined Metropolitan Life in 1979. In 2005, he became a [title] of MetLife Advisers.

Anthony J. Dufault is a Vice President of Met Investors Advisory, LLC and a Vice President, Investment Advisory Services of MetLife Investors Group. He has worked at Metropolitan Life since May 2001. From May 1998 until he joined Metropolitan Life, he was a Senior Product Manager at Pacific Life in its variable annuity division. While at Pacific Life, he was also a Senior Portfolio Analyst. In 2005, he became a [title] of MetLife Advisers.

John F. Guthrie, Jr. is Senior Vice President of MetLife Advisers and serves on MetLife Advisers’ Board of Managers. He is also Senior Vice President of the Fund and Vice President of Metropolitan Life. Mr. Guthrie joined New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1969 and has served in various positions since that time.

Thomas C. McDevitt is Vice President of MetLife Advisers and Vice President of the Fund. Mr. McDevitt joined New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1980 and became part of the Investment Management Department in 1988. Since 2003, he has worked with MetLife Advisers.

Each of these individuals has been a member of the Committee since the Portfolio’s inception on May 1, 2005.

The Fund’s SAI provides additional information about the Committee members’ compensation, other accounts managed by members of the Committee, and the Committee members’ ownership of Portfolio securities.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.10% of the Portfolio’s average daily net assets.

MetLife Moderate to Aggressive Allocation Portfolio

Investment Objective:

The investment objective of the Portfolio is growth of capital.

Principal Investment Strategies.

The Portfolio seeks to achieve its objective by investing in Class A shares of a diversified group of Underlying Portfolios of the Trust and of the Fund. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios and also invests in fixed-income Underlying Portfolios in accordance with targeted allocations of 85% to equity securities, 10% to fixed-income securities and 5% to cash/money market securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio’s assets allocated to various types of equity and fixed-income securities are set forth above under “Overview of Metropolitan Series Fund, Inc.—Asset Allocation Portfolios.” MetLife Advisers may vary the Portfolio’s investment in the three asset classes within a range of plus or minus 10% of the Portfolio’s assets. This will also affect the percentages of the Portfolio’s assets actually invested in the sub-classes.

The Portfolio seeks to achieve capital growth primarily through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large, established U.S. companies and, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential. The Portfolio seeks to achieve capital growth secondarily through its investments in Underlying Portfolios that invest primarily in fixed-income securities. The Portfolio may invest in Underlying Portfolios that invest substantially all of their assets in U.S. government securities as well as Underlying Portfolios that invest in investment grade and high yield, high risk bonds.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Underlying Portfolios, and thus the investment performance of the Portfolio, are listed below. For a more complete description of these risks and the securities and investment techniques used by the Underlying Portfolios, please see “More About Investment Strategies and Risks” and the prospectuses of the Fund and the Trust relating to the Underlying Portfolios. Factors that could harm the investment performance of the Portfolio include:

•	The inability of the Underlying Portfolios to meet their investment objectives. Because the Portfolio invests in

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this Prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as “junk bonds”). High yield debt is typically riskier than investment grade securities.

MetLife Moderate to Aggressive Allocation Portfolio

various Underlying Portfolios, its performance is directly related to the ability of those Underlying Portfolios to meet their respective investment objectives, as well as MetLife Advisers’ allocation among the Underlying Portfolios.

•	A general decline in U.S. or foreign equity or fixed-income security markets.

•	Poor performance of individual equity securities held by the Underlying Portfolios or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	Poor performance of equity securities relative to fixed-income securities.

•	Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

•	The risks associated with investing in one or a few sectors.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging markets securities.

Investment Performance Record

Because the Portfolio began operations on May 1, 2005, no performance information is available as of the date of this Prospectus.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

MetLife Moderate to Aggressive Allocation Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(1)	[ ]	[ ]	[ ]

Total Annual Portfolio Operating Expenses	[ ]	[ ]	[ ]
Fee Waiver and/or Expense Reimbursement	[ ]	[ ]	[ ]
Net Operating Expenses(2)	0.10%	0.35%	0.25%

(1)	Other expenses are based on estimated amounts for the current fiscal year.
(2)	MetLife Advisers has contractually agreed, for the period May 1, 2005 through April 30, 2006, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy is subject to the Portfolio’s obligation to repay MetLife Advisers in future years, if any, when the Portfolio’s expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy. The Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which the expenses were incurred.

As an investor in an Underlying Portfolio, the Portfolio will also bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee, which is not reflected in the table above or in the Example below. The total annual operating expenses of the Portfolio, including the operating expenses of the Underlying Portfolios (as of December 31, 2004) in which it currently intends to invest, could range from [    ]% to [    ]% for Class A shares, from [    ]% to [    ]% for Class B shares and from [    ]% to [    ]% for Class E shares. Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.

Example:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the

MetLife Moderate to Aggressive Allocation Portfolio

time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year, that the Portfolio’s operating expenses remain the same. The Example does not reflect the expenses of the Underlying Portfolios, nor does it reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years
Class A	[ ]	[ ]
Class B	[ ]	[ ]
Class E	[ ]	[ ]

More About Investment Strategies and Risks

Underlying Portfolio Risk

Because substantially all of the assets of the Portfolio are invested in various Underlying Portfolios, the risks associated with investing in the Portfolio are closely related to the risks associated with the securities and other investments held by those Underlying Portfolios. In addition, the investment performance of the Portfolio is directly related to the investment performance of the Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. There can be no assurance that the investment objective of the Portfolio or an Underlying Portfolio will be achieved.

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). Underlying Portfolios that invest principally in equity securities are particularly sensitive to this market risk.

Investment Style Risk.    Some Underlying Portfolios place particular emphasis on growth stocks. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. Other Underlying Portfolios place particular emphasis on value stocks. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the Underlying Portfolio’s subadviser’s

MetLife Moderate to Aggressive Allocation Portfolio

view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization Risk.    An Underlying Portfolio may emphasize its equity investments on companies with a small, medium or large market capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of mid cap companies involve potentially greater risks and higher volatility than those of larger companies. Mid cap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Fixed-income Securities

The Underlying Portfolios that invest in fixed-income securities are subject to the risks associated with fixed-income securities. Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Securities

Underlying Portfolios that invest in high yield securities, or “junk bonds,” have higher credit risk and market risk than those Underlying Portfolios that invest only in investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

MetLife Moderate to Aggressive Allocation Portfolio

Foreign Securities

Many Underlying Portfolios (in particular, the Harris Oakmark International Portfolio, the MFS Research International Portfolio, the Morgan Stanley EAFE Index Portfolio, the FI International Stock Portfolio and the Oppenheimer Global Equity Portfolio) invest in securities of foreign issuers. In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of an Underlying Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. An Underlying Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country.

Emerging Markets.    Emerging markets are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Derivatives

Many of the Underlying Portfolios may use a number of derivative instruments for risk management purposes or as part of their investment strategies. Derivatives are subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

MetLife Moderate to Aggressive Allocation Portfolio

which the derivative is based, the Underlying Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Underlying Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Underlying Portfolio.

Non-Diversification

Certain of the Underlying Portfolios (Harris Oakmark Focused Value Portfolio, Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, Neuberger Berman Real Estate Portfolio and T. Rowe Price Mid-Cap Growth Portfolio) may invest their assets in a small number of issuers. Investing in a limited number of issuers may increase the volatility of the Underlying Portfolio’s investment performance as compared to funds that invest in a larger number of stocks. Therefore, poor performance by a single issuer will generally have a more adverse impact on the return of a non-diversified portfolio than on a more broadly diversified portfolio.

Sector Investing

To the extent that an Underlying Portfolio has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification.

Underlying Portfolios, such as the PIMCO PEA Innovation Portfolio, may concentrate investment in companies which utilize innovative technologies and therefore may be subject to risks particularly affecting those companies. Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing and tight profit margins.

Electronic technology and technology service companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies in an emerging stage of development are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

Portfolio Management

MetLife Advisers, investment adviser to all the Portfolios of the Fund, manages the Portfolio. As of December 31, 2004, MetLife

MetLife Moderate to Aggressive Allocation Portfolio

Advisers managed approximately $[    ] billion in assets. MetLife Advisers’ address is 501 Boylston Street, Boston, Massachusetts 02116.

MetLife Advisers has hired [name of entity] to provide research and consulting services with respect to the periodic asset allocation targets for the Portfolio and to investments in the Underlying Portfolios, which may assist MetLife Advisers in determining the Underlying Portfolios which may be available for investment and the selection and allocation of the Portfolio’s investments among the Underlying Portfolios. MetLife Advisers pays consulting fees to [        ] for these services.

An Asset Allocation Committee of investment professionals at MetLife Advisers (the “Committee”) is responsible for the management of the Portfolio. The Committee consists of the following individuals:

Elizabeth M. Forget is the Chair of the Committee, but each member of the Committee is jointly and primarily responsible for the management of the Portfolio. Ms. Forget is President and Trustee of the Met Investors Series Trust. She has been a President of Met Investors Advisory LLC and Executive Vice President of MetLife Investors Group, Inc. since 2000. From 1996 to 2000, she was Senior Vice President of Equitable Distributors, Inc. and Vice President of Equitable Life Assurance Society of the United States. In 2005, Ms. Forget became a [title] of MetLife Advisers.

Alan Leland is Chief Financial Officer of MetLife Advisers and Vice President of Metropolitan Life. He has worked for Metropolitan Life and its predecessors for 30 years and has worked for MetLife Advisers since its inception in 1994.

Bradley D. Rhoads is a Managing Director of Metropolitan Life and Head of the Market Strategy Unit of MetLife, Inc. He joined Metropolitan Life in 1986 and, in 1998, he became responsible for Metropolitan Life’s High Yield Bond portfolio. He has been a Managing Director of Metropolitan Life since 2000. In 2005, Mr. Rhoads became a [title] of MetLife Advisers.

Darrel A. Olson has been a Director in the Investments Department of Metropolitan Life since 2001. He joined Metropolitan Life in 1979. In 2005, he became a [title] of MetLife Advisers.

Anthony J. Dufault is a Vice President of Met Investors Advisory, LLC and a Vice President, Investment Advisory Services of MetLife Investors Group. He has worked at Metropolitan Life since May 2001. From May 1998 until he joined Metropolitan Life, he was a Senior Product Manager at Pacific Life in its variable annuity division. While at Pacific Life, he was also a Senior Portfolio Analyst. In 2005, he became a [title] of MetLife Advisers.

MetLife Moderate to Aggressive Allocation Portfolio

John F. Guthrie, Jr. is Senior Vice President of MetLife Advisers and serves on MetLife Advisers’ Board of Managers. He is also Senior Vice President of the Fund and Vice President of Metropolitan Life. Mr. Guthrie joined New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1969 and has served in various positions since that time.

Thomas C. McDevitt is Vice President of MetLife Advisers and Vice President of the Fund. Mr. McDevitt joined New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1980 and became part of the Investment Management Department in 1988. Since 2003, he has worked with MetLife Advisers.

Each of these individuals has been a member of the Committee since the Portfolio’s inception on May 1, 2005.

The Fund’s SAI provides additional information about the Committee members’ compensation, other accounts managed by members of the Committee, and the Committee members’ ownership of Portfolio securities.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.10% of the Portfolio’s average daily net assets.

MetLife Aggressive Allocation Portfolio

Investment Objective:

The investment objective of the Portfolio is growth of capital.

Principal Investment Strategies:

The Portfolio seeks to achieve its objective by investing in Class A shares of a diversified group of Underlying Portfolios of the Trust and of the Fund. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios in accordance with targeted allocations of 95% to equity securities and 5% to cash/money market securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio’s assets allocated to various types of securities are set forth above under “Overview of Metropolitan Series Fund, Inc.—Asset Allocation Portfolios.” MetLife Advisers may vary the Portfolio’s investment in the three asset classes within a range of plus or minus 10% of the Portfolio’s assets. This will also affect the percentages of the Portfolio’s assets actually invested in the sub-classes.

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large, established U.S. companies, and, to a lesser extent, in stocks of foreign companies and small U.S. companies with above-average growth potential.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Underlying Portfolios, and thus the investment performance of the Portfolio, are listed below. For a more complete description of these risks and the securities and investment techniques used by the Underlying Portfolios, please see “More About Investment Strategies and Risks” and the prospectuses of the Fund and the Trust relating to the Underlying Portfolios. Factors that could harm the investment performance of the Portfolio include:

•	The inability of the Underlying Portfolios to meet their investment objectives. Because the Portfolio invests in various Underlying Portfolios, its performance is directly related to the ability of those Underlying Portfolios to meet their respective investment objectives, as well as MetLife Advisers’ allocation among the Underlying Portfolios.

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual equity securities held by the Underlying Portfolios or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

MetLife Aggressive Allocation Portfolio

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging markets securities.

•	The risks associated with investing in one or a few sectors.

Investment Performance Record

Because the Portfolio began operations on May 1, 2005, no performance information is available as of the date of this Prospectus.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(1)	[ ]	[ ]	[ ]

Total Annual Portfolio Operating Expenses	[ ]	[ ]	[ ]
Fee Waiver and/or Expense Reimbursement	[ ]	[ ]	[ ]
Net Operating Expenses(2)	0.10%	0.35%	0.25%

(1)	Other expenses are based on estimated amounts for the current fiscal year.
(2)	MetLife Advisers has contractually agreed, for the period May 1, 2005 through April 30, 2006, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any

MetLife Aggressive Allocation Portfolio

extraordinary expenses) so as to limit Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy is subject to the Portfolio’s obligation to repay MetLife Advisers in future years, if any, when the Portfolio’s expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy. The Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which the expenses were incurred.

As an investor in an Underlying Portfolio, the Portfolio will also bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee, which is not reflected in the table above or in the Example below. The total annual operating expenses of the Portfolio, including the operating expenses of the Underlying Portfolios (as of December 31, 2004) in which it currently intends to invest, could range from [    ]% to [    ]% for Class A shares, from [    ]% to [    ]% for Class B shares and from [    ]% to [    ]% for Class E shares. Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.

Example:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year, that the Portfolio’s operating expenses remain the same. The Example does not reflect the expenses of the Underlying Portfolios, nor does it reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year		Three Years
Class A	[	]	[	]
Class B	[	]	[	]
Class E	[	]	[	]

MetLife Aggressive Allocation Portfolio

Underlying Portfolio Risk

Because substantially all of the assets of the Portfolio are invested in various Underlying Portfolios, the risks associated with investing in the Portfolio are closely related to the risks associated with the securities and other investments held by those Underlying Portfolios. In addition, the investment performance of the Portfolio is directly related to the investment performance of the Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. There can be no assurance that the investment objective of the Portfolio or an Underlying Portfolio will be achieved.

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). Underlying Portfolios that invest principally in equity securities are particularly sensitive to this market risk.

Investment Style Risk.    Some Underlying Portfolios place particular emphasis on growth stocks. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. Other Underlying Portfolios place a particular emphasis on value stocks. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the Underlying Portfolio’s subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization Risk.    An Underlying Portfolio may emphasize its equity investments on companies with a small, medium or large market capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of mid cap companies involve potentially greater risks and higher volatility than those of larger companies. Mid cap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

MetLife Aggressive Allocation Portfolio

Foreign Securities

Many Underlying Portfolios (in particular, the Harris Oakmark International Portfolio, the MFS Research International Portfolio, the Morgan Stanley EAFE Index Portfolio, the FI International Stock Portfolio and the Oppenheimer Global Equity Portfolio) invest in securities of foreign issuers. In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of an Underlying Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. An Underlying Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country.

Emerging Markets.    Emerging markets are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Fixed-income Securities

The Underlying Portfolios that invest in fixed-income securities are subject to the risks associated with fixed-income securities. Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

MetLife Aggressive Allocation Portfolio

matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Securities

Underlying Portfolios that invest in high yield securities, or “junk bonds,” have higher credit risk and market risk than those Underlying Portfolios that invest only in investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Derivatives

Many of the Underlying Portfolios may use a number of derivative instruments for risk management purposes or as part of their investment strategies. Derivatives are subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Underlying Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Underlying Portfolio.

Non-Diversification

Certain of the Underlying Portfolios (Harris Oakmark Focused Value Portfolio, Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, Neuberger Berman Real Estate Portfolio and T. Rowe Price Mid-Cap Growth Portfolio) may invest their assets in a small number of issuers. Investing in a limited number of issuers may increase the volatility of the Underlying Portfolio’s investment performance as compared to funds that invest in a larger number of stocks. Therefore, poor performance by a single issuer will generally have a more adverse impact on the return of a non-diversified portfolio than on a more broadly diversified portfolio.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

MetLife Aggressive Allocation Portfolio

Sector Investing

To the extent that an Underlying Portfolio has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification.

Underlying Portfolios, such as the PIMCO PEA Innovation Portfolio, may concentrate investment in companies which utilize innovative technologies and therefore may be subject to risks particularly affecting those companies. Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing and tight profit margins.

Electronic technology and technology service companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies in an emerging stage of development are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

Portfolio Management

MetLife Advisers, investment adviser to all the Portfolios of the Fund, manages the Portfolio. As of December 31, 2004, MetLife Advisers managed approximately $[    ] billion in assets. MetLife Advisers’ address is 501 Boylston Street, Boston, Massachusetts 02116.

MetLife Advisers has hired [name of entity] to provide research and consulting services with respect to the periodic asset allocation targets for the Portfolio and to investments in the Underlying Portfolios, which may assist MetLife Advisers in determining the Underlying Portfolios which may be available for investment and the selection and allocation of the Portfolio’s investments among the Underlying Portfolios. MetLife Advisers pays consulting fees to [        ] for these services.

An Asset Allocation Committee of investment professionals at MetLife Advisers (the “Committee”) is responsible for the management of the Portfolio. The Committee consists of the following individuals:

Elizabeth M. Forget is the Chair of the Committee, but each member of the Committee is jointly and primarily responsible for the management of the Portfolio. Ms. Forget is President and Trustee of the Met Investors Series Trust. She has been a President of Met Investors Advisory LLC and Executive Vice President of

MetLife Aggressive Allocation Portfolio

MetLife Investors Group, Inc. since 2000. From 1996 to 2000, she was Senior Vice President of Equitable Distributors, Inc. and Vice President of Equitable Life Assurance Society of the United States. In 2005, Ms. Forget became a [title] of MetLife Advisers.

Alan Leland is Chief Financial Officer of MetLife Advisers and Vice President of Metropolitan Life. He has worked for Metropolitan Life and its predecessors for 30 years and has worked for MetLife Advisers since its inception in 1994.

Bradley D. Rhoads is a Managing Director of Metropolitan Life and Head of the Market Strategy Unit of MetLife, Inc. He joined Metropolitan Life in 1986 and, in 1998, he became responsible for Metropolitan Life’s High Yield Bond portfolio. He has been a Managing Director of Metropolitan Life since 2000. In 2005, Mr. Rhoads became a [title] of MetLife Advisers.

Darrel A. Olson has been a Director in the Investments Department of Metropolitan Life since 2001. He joined Metropolitan Life in 1979. In 2005, he became a [title] of MetLife Advisers.

Anthony J. Dufault is a Vice President of Met Investors Advisory, LLC and a Vice President, Investment Advisory Services of MetLife Investors Group. He has worked at Metropolitan Life since May 2001. From May 1998 until he joined Metropolitan Life, he was a Senior Product Manager at Pacific Life in its variable annuity division. While at Pacific Life, he was also a Senior Portfolio Analyst. In 2005, he became a [title] of MetLife Advisers.

John F. Guthrie, Jr. is Senior Vice President of MetLife Advisers and serves on MetLife Advisers’ Board of Managers. He is also Senior Vice President of the Fund and Vice President of Metropolitan Life. Mr. Guthrie joined New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1969 and has served in various positions since that time.

Thomas C. McDevitt is Vice President of MetLife Advisers and Vice President of the Fund. Mr. McDevitt joined New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1980 and became part of the Investment Management Department in 1988. Since 2003, he has worked with MetLife Advisers.

Each of these individuals has been a member of the Committee since the Portfolio’s inception on May 1, 2005.

The Fund’s SAI provides additional information about the Committee members’ compensation, other accounts managed by members of the Committee, and the Committee members’ ownership of Portfolio securities.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.10% of the Portfolio’s average daily net assets.

BlackRock Investment Trust Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital and income.

Principal Investment Strategies

BlackRock Advisers, Inc. (“BlackRock”), subadviser to the Portfolio, seeks to achieve the Portfolio’s investment objective by investing at least 80% of the Portfolio’s net assets in equity securities. In pursuit of this goal, the BlackRock portfolio management team responsible for the Portfolio uses the S&P 500® Index as a benchmark.

Stock Selection

Under BlackRock, the Portfolio’s portfolio management team uses quantitative techniques to analyze a universe of approximately 800 companies, including those in the S&P 500® Index and about 300 other large and medium capitalization companies. Using a multi-factor model, the portfolio management team then identifies stocks with rising earnings expectations that are selling at low relative valuations when compared with their sector peers. Based on this information, and using sophisticated risk measurement tools, the portfolio management team then selects stocks, together with appropriate position weightings, that it believes will maximize the Portfolio’s return per unit of risk. The Portfolio seeks to maintain its market capitalization, sector allocations and style characteristics similar to those of the S&P 500® Index. Seeking to maintain the optimal risk/return trade-off, the portfolio management team rebalances the Portfolio’s holdings regularly. The team assesses each stock’s changing characteristics relative to its contribution to portfolio risk. A stock is a candidate for sale when it no longer offers an appropriate return-to-risk trade-off. In order to remain fully invested and instead of purchasing and selling securities directly, the Portfolio may invest in depository receipts that seek to replicate the price performance and dividend yield of the S&P 500® Index.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio or of large capitalization stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate or credit risk.

•	The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

BlackRock Investment Trust Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On January 31, 2005, BlackRock succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio. The performance information set forth below reflects the management of State Street Research, but not of BlackRock.

During the period shown above, the highest quarterly return was     % for the              quarter of         , and the lowest quarterly return was     % for the              quarter of         . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

	Past One Year	Past Five Years	Past Ten Years
Class A	%	%	%
Class B*	%	%	%
Class E*	%	%	%
S&P 500 Index	%	%	%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Pan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

BlackRock Investment Trust Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	%	%	%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses (1)%		%	%

Total Annual Portfolio Operating Expenses (1)%		%	%

(1)	The Portfolio directed certain portfolio trades to brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio’s Total Annual Operating Expenses would have been 0.55% for Class A shares, 0.80% for Class B shares and 0.70% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$	$	$	$
Class B	$	$	$	$
Class E	$	$	$	$

BlackRock Investment Trust Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks. As a fundamental policy, the Portfolio limits investment in securities of foreign issuers (excluding ADRs) up to 10% of total assets, except that 25% may be invested in securities issued, assumed or guaranteed by foreign governments or their instrumentalities, assumed or guaranteed by domestic issuers or issued, assumed or guaranteed by foreign issuers with a class of securities listed on the New York Stock Exchange. Combined with the above limits on foreign securities, the Portfolio may invest up to 35% of its assets in American Depositary Receipts (“ADRs”).

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

BlackRock Investment Trust Portfolio

a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts, to manage these risks. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

BlackRock Investment Trust Portfolio

desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Portfolio Management

BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which had approximately $342 billion of assets under management as of December 31, 2004. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc.

The Portfolio is managed by David E. Byrket, CFA, and Frederick W. Herrmann, CFA. Mr. Byrket and Mr. Herrmann are Managing Directors of BlackRock, which they joined in 2003. Mr. Byrket and Mr. Herrmann were Managing Directors of Weiss, Peck and Greer, LLC from 2001 until 2003, and managed that firm’s quantitative equity portfolios from 1996 until 2003.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% for the first $500 million of the Portfolio’s average daily net assets, 0.50% for the next $500 million, and 0.45% for amounts over $1 billion. For the year ended December 31, 2004, the Portfolio paid MetLife Advisers an investment advisory fee of     % of the Portfolio’s average daily net assets.

BlackRock Large Cap Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

BlackRock Advisors, Inc. (“BlackRock”), subadviser to the Portfolio, under normal market conditions, invests at least 80% of the Portfolio’s net assets in a portfolio of large capitalization companies, which may include common and preferred stocks and convertible securities. You will receive 60 days’ prior notice if this 80% minimum is going to change. BlackRock considers large capitalization companies to be those with market capitalizations within the capitalization range of companies included in the Russell 1000 Value Index. BlackRock will continue to consider stock of a company to be stock of a large capitalization company, and may continue to hold the stock, even if the company has moved outside the capitalization range of the Russell 1000 Value Index. In the future, BlackRock may define large capitalization companies using a different index or classification system. The Portfolio may also invest up to 20% of its assets in stocks of companies that are not large capitalization companies. This 20% may include other securities, such as U.S. Government bonds and smaller capitalization stocks. The Portfolio may invest in foreign securities.

Stock Selection

Under BlackRock, the Portfolio’s portfolio management team uses quantitative techniques to analyze a universe of approximately 800 value companies. The portfolio management team uses a multi-factor model, which identifies the key factors that drive the performance of value stocks. Using this multi-factor model, the portfolio management team identifies stocks with low relative valuations and improving earnings expectations when compared with their sector peers. Based on this information, and using sophisticated risk measurement tools, the portfolio management team then selects stocks, together with appropriate position weightings, that it believes will maximize the Portfolio’s return per unit of risk. The Portfolio seeks to maintain its market capitalization, sector allocations and style characteristics similar to those of the Russell 1000 Value Index. Seeking to maintain the optimal risk/return trade-off, the portfolio management team rebalances the Portfolio’s holdings regularly. The team assesses each stock’s changing characteristics relative to its contribution to portfolio risk. A stock is a candidate for sale when it no longer offers an appropriate return-to-risk trade-off. In order to remain fully invested and instead of purchasing and selling securities directly, the Portfolio may invest in depository receipts that seek to replicate the price performance and dividend yield of the Russell 1000 Value Index.

BlackRock Large Cap Value Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large capitalization stocks, or of value stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

BlackRock Large Cap Value Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements. On January 31, 2005, BlackRock succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio. The performance information set forth below reflects the management of State Street Research, but not of BlackRock.

During the period shown above, the highest quarterly return was     % for the              quarter of         , and the lowest quarterly return was     % for the      quarter of         . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

	Past One Year	Life of the Portfolio (May 1, 2002)
Class A	%	%
Class B*	%	%
Class E	%	%
Russell 1000 Value Index	%	%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A

Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

BlackRock Large Cap Value Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	%		%		%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	%		%		%

Total Annual Portfolio Operating Expenses	%		%		%
Fee Waiver and/or Expense Reimbursement(1)	( %	)	( %	)	( %	)

Net Operating Expenses(1)%			%		%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2005 through April 30, 2006, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy, and similar subsidies in effect in earlier periods, are subject to the Portfolio’s obligation to repay MetLife Advisers in future years, if any, when the Portfolio’s expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy in question; provided, however, that the Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which the expenses were incurred.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$	$	$	$
Class B	$	$	$	$
Class E	$	$	$	$

BlackRock Large Cap Value Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

BlackRock Large Cap Value Portfolio

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

BlackRock Large Cap Value Portfolio

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which had approximately $342 billion of assets under management as of December 31, 2004. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc.

The Portfolio is managed by David E. Byrket, CFA, and Frederick W. Herrmann, CFA. Mr. Byrket and Mr. Herrmann are Managing Directors of BlackRock, which they joined in 2003. Mr. Byrket and Mr. Herrmann were Managing Directors of Weiss, Peck and Greer, LLC from 2001 until 2003, and managed that firm’s quantitative equity portfolios from 1996 until 2003.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% of the first $250 million of the Portfolio’s average daily net assets, 0.65% for the next $500 million, and 0.60% for amounts over $750 million. For the year ended December 31, 2004, the Portfolio paid MetLife Advisers an investment advisory fee of     % of the Portfolio’s average daily net assets.

BlackRock Legacy Large Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

BlackRock Advisors, Inc. (“BlackRock”), subadviser to the Portfolio, under normal market conditions, invests at least 80% of the Portfolio’s net assets in a portfolio of large capitalization equity securities. You will receive 60 days’ prior notice if this 80% minimum is going to change. BlackRock considers large capitalization equity securities to be those issued by companies with market capitalizations, at the time of purchase by the Portfolio, of at least $1 billion.

Stock Selection

The Portfolio invests primarily in stocks believed by BlackRock to have long-term growth potential. In selecting stocks, BlackRock seeks to identify large capitalization stocks with sustainable above-average earnings growth. The Portfolio intends to invest its assets in approximately 50-75 U.S.-traded companies, although the number of holdings may vary. The Portfolio typically will be fully invested. A significant portion of the Portfolio’s assets are expected to be invested in stocks of companies listed in the Russell 1000 Growth Index. The Portfolio seeks to outperform the Russell 1000 Growth Index over a market cycle. The Russell 1000 Growth Index tracks growth companies included among the 1,000 largest U.S. companies based on total market capitalization. The Portfolio may from time to time emphasize one or more growth sectors. In addition, BlackRock tries to manage risk relative to the Russell 1000 Growth Index.

BlackRock seeks to invest in fundamentally sound companies with strong managements, superior earnings growth prospects, and attractive relative valuations. BlackRock emphasizes fundamental research in seeking to successfully identify and invest in these companies. BlackRock’s disciplined investment process emphasizes bottom-up stock selection and risk management techniques.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of growth stocks in general.

BlackRock Legacy Large Cap Growth Portfolio

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

BlackRock Legacy Large Cap Growth Portfolio

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for the last ten full calendar years since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2004, the Portfolio changed its subadviser from Fred Alger Management, Inc. (“Alger”) to State Street Research & Management Company (“State Street Research”) and also changed its investment objective and principal investment strategies. On January 31, 2005, BlackRock succeeded State Street Research as subadviser to the Portfolio. The performance information set forth below reflects the management of Alger and State Street Research, but not of BlackRock.

During the period shown above, the highest quarterly return was     % for the              quarter of         , and the lowest quarterly return was     % for the              quarter of         . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

	Past One Year	Past Five Years	Past Ten Years
Class A	%	%	%
Class B*	%	%	%
Class E*	%	%	%
Russell 1000 Growth Index	%	%	%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

BlackRock Legacy Large Cap Growth Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees (1)%		%	%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses (2)%		%	%

Total Annual Portfolio Operating Expenses (1)(2)%		%	%

(1)	The Management fee shown above reflects the fee currently in effect.
(2)	The Portfolio directed certain portfolio trades to brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio’s Total Annual Operating Expenses would have been % for Class A shares, % for Class B shares and % for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$	$	$	$
Class B	$	$	$	$
Class E	$	$	$	$

BlackRock Legacy Large Cap Growth Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

BlackRock Legacy Large Cap Growth Portfolio

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

BlackRock Legacy Large Cap Growth Portfolio

could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Portfolio Management

BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which had $342 billion of assets under management as of December 31, 2004. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc.

The Portfolio’s management team is led by Jeffrey R. Lindsey, CFA, Managing Director at BlackRock, and Edward P. Dowd, Director at BlackRock. Mr. Lindsey and Mr. Dowd joined BlackRock following a merger between BlackRock and State Street Research, the Portfolio’s former subadviser, in 2005. Mr. Lindsey joined State Street Research in 2002. From 2003 until he joined BlackRock, he was a Managing Director and Chief Investment Officer-Growth at State Street Research, responsible for overseeing all of the growth and core products there. Prior to joining State Street Research, he served as a Managing Director, Director of Concentrated Growth Products and Senior Vice President at Putnam Investments. Prior to joining BlackRock, Mr. Dowd was a Vice President at State Street Research, which he joined in 2002. Prior to joining State Street Research, he was a Vice President and Technology Sector Leader for Independence Investment LLC and an equity research associate at Donaldson, Lufkin & Jennrette.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

BlackRock Legacy Large Cap Growth Portfolio

Effective May 1, 2004, the Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.73% of the first $1 billion of the Portfolio’s average daily net assets, and 0.65% for amounts over $1 billion. Prior to May 1, 2004, the Portfolio paid MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Portfolio’s average net assets and 0.70% for amounts over $1 billion. For the year ended December 31, 2004, the Portfolio paid MetLife Advisers an investment advisory fee of     % of the Portfolio’s average daily net assets.

Capital Guardian U.S. Equity Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Capital Guardian Trust Company (“Capital Guardian”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s assets in equity securities. You will receive 60 days’ prior notice if this 80% minimum is going to change. For the purposes of this 80% minimum, “equity securities” are defined as securities of U.S. companies with market capitalizations greater than $1 billion at the time of purchase. The Portfolio may also invest in fixed-income securities convertible into equity securities. The Portfolio may invest up to 15% of its total assets in foreign securities, including securities of issuers in emerging markets. For the purpose of this limit, Capital Guardian may define “foreign securities” based on factors such as the place of listing and the location of the issuer’s incorporation and headquarters. “Foreign securities” also includes American Depositary Receipts (“ADRs”). The Portfolio may have exposure to foreign currencies through its investments in foreign securities.

Stock Selection

In selecting stocks for the Portfolio, Capital Guardian focuses primarily on the potential for capital appreciation. Capital Guardian seeks for the Portfolio companies with asset values it believes are understated, strong balance sheets, and stock prices it does not consider excessive relative to book value.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Capital Guardian U.S. Equity Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

During the period shown above, the highest quarterly return was         % for the          quarter of         , and the lowest quarterly return was         % for the          quarter of         . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

	Past One Year	Life of the Portfolio (May 1, 2002)
Class A	%	%
Class B	%	%
Class E*	N/A	N/A
S&P 500 Index	%	%

*	No Class E shares of this Portfolio were outstanding as of December 31, 2004.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Capital Guardian U.S. Equity Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	%	%	%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(1)%		%	%

Total Annual Portfolio Operating Expenses(1)%		%	%

(1)	The Portfolio directed certain portfolio trades to brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio’s Total Annual Operating Expenses would have been % for Class A shares, % for Class B shares and % for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$	$	$	$
Class B	$	$	$	$
Class E	$	$	$	$

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. The Portfolio may not perform as well as a fund that invests in only value or growth stocks.

Real Estate Investment Trusts (REITs).    One category of equity securities in which the Portfolio invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages

Capital Guardian U.S. Equity Portfolio

and receive income from interest payments on those mortgages. These REITs are particularly subject to credit risk and market risk, and equity REITs are also subject to market risk.

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Rule 144A Securities.    The Portfolio may invest in Rule 144A securities. Since trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless Capital Guardian determines, under guidelines established by the Fund’s directors, that it is liquid.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. Capital Guardian may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Capital Guardian cannot assure that these techniques will be effective.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

Capital Guardian U.S. Equity Portfolio

risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Forward Contracts and Futures Contracts

The Portfolio may seek to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Portfolio Management

Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which is a wholly-owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968. As of December 31, 2004, Capital Guardian managed approximately $         billion in assets. Capital Guardian is located at 333 South Hope Street, Los Angeles, California 90071.

Capital Guardian uses a multiple portfolio manager system under which the Portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selections as well as valuation and transaction assessment. An additional portion of the Portfolio is managed by a group of investment research analysts.

The individual portfolio managers of each segment of the Portfolio, other than that managed by the group of research analysts, are as follows:

Michael Erickson is a Senior Vice President and portfolio manager for Capital Guardian and a Senior Vice President and Director for Capital International Limited. He joined the Capital Guardian organization in 1987.

Capital Guardian U.S. Equity Portfolio

David Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian. He joined the Capital Guardian organization in 1969.

Theodore Samuels is a Senior Vice President and a Director for Capital Guardian, as well as a Director of Capital International Research, Inc. He joined the Capital Guardian organization in 1981.

Eugene Stein is an Executive Vice President, a Director and Chairman of Capital Guardian, as well as Chairman of Capital Guardian’s Investment Committee. He joined the Capital Guardian organization in 1972.

Terry Berkemeier is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility in Capital Guardian Trust Company and research responsibilities for the global metals and mining industries. He joined the Capital Guardian organization in 1992.

Alan J. Wilson is a Vice President of Capital International Research, Inc. and has research responsibilities covering U.S. oil services and household products. He joined the Capital Guardian organization in 1991.

Karen Miller is a Senior Vice President and Director of Capital International Research, Inc. She joined the Capital Guardian organization in 1990.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Portfolio’s average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion. For the year ended December 31, 2004, the Portfolio paid MetLife Advisers an investment advisory fee of         % of the Portfolio’s average daily net assets.

Davis Venture Value Portfolio

Investment Objective

The investment objective of the Portfolio is growth of capital.

Principal Investment Strategies

Davis Selected Advisers, L.P. (“Davis Selected”), subadviser to the Portfolio, invests, under normal circumstances, the majority of the Portfolio’s assets primarily in equity securities of companies with market capitalizations of at least $10 billion. Davis Selected searches for companies that it believes are of high quality and whose stocks are selling at attractive prices with the intention of holding them for the long term. Davis Selected believes that managing risk is the key to delivering superior long-term investment results; therefore, it considers how much could potentially be lost on an investment before considering how much might be gained. The Portfolio typically invests a significant portion of its assets in the financial services sector. The Portfolio may also invest in foreign securities, including American Depositary Receipts (“ADRs”).

Stock Selection

Over the years, Davis Selected has developed a list of characteristics that it believes allow companies to expand earnings over the long term and minimize risk to enhance their potential for superior long-term returns. While few companies possess all of these characteristics at any given time, Davis Selected searches for companies that demonstrate a majority or an appropriate mix of these characteristics:

•	Proven track record.

•	Significant personal ownership in business.

•	Intelligent allocation of capital.

•	Smart application of technology to improve business and lower costs.

•	Strong balance sheet.

•	Low cost structure and low debt.

•	High after-tax returns on capital.

•	High quality of earnings.

•	Non-obsolescent products and services.

•	Dominant or growing market share in a growing market.

•	Global presence and brand names.

Davis Selected emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Selected routinely visits managers at their places of business in order to gain insight into the relative value of different businesses.

Davis Venture Value Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large capitalization stocks, or of value stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

Davis Venture Value Portfolio

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for the last ten full calendar years since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

During the period shown above, the highest quarterly return was         % for the          quarter of         , and the lowest quarterly return was         % for the          quarter of         . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

	Past One Year	Past Five Years	Past Ten Years
Class A	%	%	%
Class B*	%	%	%
Class E*	%	%	%
S&P 500 Index	%	%	%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Davis Venture Value Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	%	%	%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	%	%	%

Total Annual Portfolio Operating Expenses	%	%	%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$	$	$	$
Class B	$	$	$	$
Class E	$	$	$	$

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Davis Venture Value Portfolio

Financial services risk.    The Portfolio typically invests a significant portion of its assets in the financial services sector. Risks of investing in the financial services sector include: (i) Regulatory actions: financial services companies may suffer a setback if regulators change the rules under which they operate; (ii) Changes in interest rates: unstable interest rates, and/or rising interest rates, can have a disproportionate effect on the financial services sector; (iii) Undiversified loan portfolios: financial services companies whose securities the Portfolio purchases may themselves have concentrated loan portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry; and (iv) Competition: the financial services sector has become increasingly competitive.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. Davis Selected may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Davis Selected cannot assure that these techniques will be effective.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Davis Venture Value Portfolio

Portfolio Management

As of December 31, 2004, Davis Selected, together with its affiliated institutional asset management companies, managed approximately $         billion in assets. Davis Selected’s address is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Davis Selected may delegate to Davis Selected Advisers-NY, Inc. any of its responsibilities related to the Portfolio. Davis Selected Advisers-NY, Inc. is a wholly-owned subsidiary of Davis Selected and is located at 609 Fifth Avenue, New York, New York 10017.

Christopher C. Davis and Kenneth C. Feinberg are the co-portfolio managers of the Portfolio. Christopher Davis has been the portfolio manager for the Portfolio and other equity funds managed by Davis Selected since February 1997. Christopher Davis was co-portfolio manager of the Portfolio with Shelby M.C. Davis from October 1995 until February 1997. Prior to co-managing the Portfolio, Christopher Davis worked as Shelby Davis’ assistant portfolio manager and research analyst. Mr. Feinberg has co-managed other equity funds for Davis Selected since May 1998 and became co-portfolio manager of the Portfolio in April 1999. Mr. Feinberg was a research analyst at Davis Selected from December 1994 until May 1998, and before that he was an Assistant Vice President of Investor Relations for Continental Corp.

As Senior Research Adviser, Shelby Davis provides investment themes and strategies to, and helps select individual stocks for, the Portfolio.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Portfolio’s average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31, 2004, the Portfolio paid MetLife Advisers an investment advisory fee of         % of the Portfolio’s average daily net assets.

FI Value Leaders Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Fidelity Management & Research Company (“FMR”), subadviser to the Portfolio, normally invests the Portfolio’s assets primarily in common stocks of well-known and established companies. The Portfolio may invest in domestic and foreign issuers.

Investment Selection

FMR invests the Portfolio’s assets in securities of companies that it believes are undervalued in the marketplace in relation to factors such as a company’s assets, sales, earnings, growth potential or cash flow, or in relation to securities of other companies in the same industry. FMR considers traditional and other measures of value such as price/book (P/B) ratio, price/sales (P/S) ratio, price/earnings (P/E) ratio, earnings relative to enterprise value (the total value of a company’s outstanding equity and debt), and the discounted value of a company’s projected future free cash flows. The types of companies in which the Portfolio may invest include companies experiencing positive fundamental change, such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earnings potential has increased or is expected to increase more than generally perceived; and companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term. In buying and selling securities for the Portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio’s exposure to changing security prices or other factors that affect security values. If FMR strategies do not work as intended, the Portfolio may not achieve its objective.

FI Value Leaders Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, or of value stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

FI Value Leaders Portfolio

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for the last ten full calendar years since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2002, the Portfolio changed its subadviser and its investment objective and principal investment strategies. Performance information set forth below includes results prior to these changes.

During the period shown above, the highest quarterly return was         % for the          quarter of         , and the lowest quarterly return was         % for the          quarter of         . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

	Past One Year	Past Five Years	Past Ten Years
Class A	%	%	%
Class B*	%	%	%
Class E*	%	%	%
S&P 500 Index	%	%	%
Russell 1000 Value Index	%	%	%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

FI Value Leaders Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	%	%	%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(1)%		%	%

Total Annual Portfolio Operating Expenses(1)%		%	%

(1)	The Portfolio directed certain portfolio trades to brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio’s Total Annual Operating Expenses would have been % for Class A shares, % for Class B shares and % for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$	$	$	$
Class B	$	$	$	$
Class E	$	$	$	$

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Exchange Traded Funds.     The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

FI Value Leaders Portfolio

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. FMR may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, FMR cannot assure that these techniques will be effective.

Forward Contracts and Futures Contracts

The Portfolio attempts to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates. The Portfolio may also purchase futures contracts to maintain exposure to the broad equity markets.

If the price of a futures contract changes in unexpected ways compared to the price of the security or index on which the contract is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

While FMR is the subadviser to the Portfolio, the day-to-day investment management decisions for the Portfolio are made by FMR Co., Inc. (‘‘FMRC”), which serves as sub-subadviser to the Portfolio. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2004, FMR and its affiliates managed approximately $         billion in assets. FMR’s address is 82 Devonshire Street, Boston, MA 02109.

Brian Hogan is the Portfolio Manager of the Portfolio, which he has managed since February 2004. Since joining FMR in 1994, Mr. Hogan has worked as a research analyst and manager.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Portfolio’s average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion. For the year ended December 31, 2004, the Portfolio paid MetLife Advisers an investment advisory fee of         % of the Portfolio’s average daily net assets.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Harris Oakmark Large Cap Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies

Harris Associates L.P. (“Harris”), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio’s assets in equity securities of large capitalization U.S. companies. You will receive 60 days’ prior notice if this 80% minimum is going to change. Harris defines large-capitalization companies as those, at the time of purchase, with a market capitalization larger than the market capitalization of the smallest company included in the Russell 1000 Index. As of June 30, 2004, this included companies with capitalizations of approximately $         billion and above.

Harris may invest up to 20% of the Portfolio’s total assets in fixed-income securities, including investment grade securities and high yield debt.

Harris uses a value investment style in selecting equity securities for the Portfolio. Harris believes that, over time, a company’s stock price converges with its true business value. By “true business value,” Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that by investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve the Portfolio’s investment objective. Harris’ value strategy also emphasizes investing for the long-term, which means that the Portfolio will generally own the stock of companies in which it invests for at least two to three years, although Harris may use short-term trading strategies as well.

Harris believes that holding a small number of stocks allows its “best ideas” to have a meaningful impact on fund performance; therefore, the Portfolio typically holds 40 to 70 stocks rather than hundreds.

Stock Selection

Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies’ true business value. In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

•	Free cash flows and intelligent investment of excess cash.

•	Earnings that are growing and reasonably predictable.

•	High level of manager ownership.

Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this Prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as “junk bonds”). High yield debt is typically riskier than investment grade securities.

Harris Oakmark Large Cap Value Portfolio

Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those companies that meet the criteria described above, Harris uses in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks is the size of the discount of a company’s stock price compared to Harris’ view of the company’s true business value. Once Harris determines that a stock is selling at a significant discount (typically 60%) to Harris’ view of its estimated true business value, and the company has certain of the additional qualities mentioned above, Harris generally will consider buying that stock. Harris usually sells when the company’s stock price approaches 90% of Harris’ view of its estimated true business value. This process allows Harris to set specific “buy” and “sell” targets for each stock held by the Portfolio. Harris also monitors the Portfolio’s holdings, and, if warranted, adjusts a stock’s price target to reflect changes in a company’s characteristics.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. stock or fixed-income securities markets.

•	Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of value stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

•	The risks associated with investing in fewer issuers. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

Harris Oakmark Large Cap Value Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

During the period shown above, the highest quarterly return was         % for the          quarter of         , and the lowest quarterly return was         % for the          quarter of         . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

	Past One Year	Past Five Years	Life of the Portfolio (November 1, 1998)
Class A	%	%	%
Class B*	%	%	%
Class E*	%	%	%
Russell 1000 Value Index	%	%	%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Harris Oakmark Large Cap Value Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	%	%	%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses (1)%		%	%

Total Annual Portfolio Operating Expenses (1)%		%	%

(1)	The Portfolio directed certain portfolio trades to brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio’s Total Annual Operating Expenses would have been % for Class A shares, % for Class B shares and % for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$	$	$	$
Class B	$	$	$	$
Class E	$	$	$	$

Harris Oakmark Large Cap Value Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Securities

High yield securities, or “junk bonds,” have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

Harris Oakmark Large Cap Value Portfolio

securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Portfolio Management

Founded in 1976, Harris serves as investment adviser to individuals, trusts, retirement plans, endowments, mutual funds and foundations, and manages numerous private partnerships. As of December 31, 2004, Harris managed approximately $         billion in assets. Harris’ address is Two North LaSalle Street, Chicago, Illinois 60602-3790.

William C. Nygren, CFA, Kevin G. Grant, CFA, and Michael Mangan, CPA, CFA, are co-portfolio managers for the Portfolio and have been responsible for its day-to-day management since March 21, 2000 in the case of Mr. Nygren and Mr. Grant, and since May 1, 2002 in the case of Mr. Mangan. Mr. Grant joined Harris in 1988 and has been a partner, portfolio manager and investment analyst. Mr. Nygren is the portfolio manager for other mutual funds managed by Harris. He joined Harris in 1983, and has been a partner and portfolio manager. From 1990 to 1998, Mr. Nygren was the Director of Research of Harris. Mr. Mangan, who joined Harris in 1997, has fifteen years of investment experience and has been a partner and portfolio manager. Previously, he worked at Stein Roe & Farnham, managing portfolios for institutions and individuals, and served as an Internal Auditor at Continental Bank.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $250 million of the Portfolio’s average daily net assets, and 0.70% for amounts over $250 million. For the year ended December 31, 2004, the Portfolio paid MetLife Advisers an investment advisory fee of         % of the Portfolio’s average daily net assets.

Jennison Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Jennison Associates LLC (“Jennison”), subadviser to the Portfolio, will normally invest at least 65% of the Portfolio’s assets in equity and equity-related securities of U.S. companies that exceed $1 billion in market capitalization and that Jennison believes have strong capital appreciation potential. These companies are generally considered to be in the medium-to-large capitalization range. The Portfolio may invest in common stocks, preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. The Portfolio may also invest in warrants and similar rights that can be exercised for equity securities. The Portfolio may invest up to 20% of its assets in money market instruments, U.S. government securities and derivatives. The Portfolio may invest up to 20% of its total assets in foreign securities. The 20% limitation on foreign securities does not include American Depositary Receipts (“ADRs”) and other similar securities trading on U.S. exchanges or markets. The Portfolio may have exposure to foreign currencies through its investment in foreign securities.

Stock Selection

Jennison follows a highly disciplined investment selection and management process of identifying companies that show superior absolute and relative earnings growth and also are attractively valued. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the Portfolio invests have historically been more volatile than the S&P 500 Index. Also, companies that have an earnings growth rate higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the Portfolio is not likely to receive significant dividend income on its portfolio securities.

The Portfolio invests in medium-to-large companies experiencing some or all of the following: above-average revenue and earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development and productive new product flow, and financial strength. Such companies generally trade at high prices relative to their current earnings. The Portfolio will consider selling or reducing a stock position when, in the opinion of Jennison, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.

Jennison Growth Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

During the period shown above, the highest quarterly return was         % for the          quarter of         , and the lowest quarterly return was         % for the          quarter of         . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

	Past One Year	Life of the Portfolio (May 1, 2002)
Class A	%	%
Class B	%	%
Class E*	N/A	N/A
S&P 500 Index	%	%

*	No Class E shares of this Portfolio were outstanding as of December 31, 2004.

Jennison Growth Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	%	%	%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(1)%		%	%

Total Annual Portfolio Operating Expenses(1)%		%	%

(1)	The Portfolio directed certain portfolio trades to brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio’s Total Annual Operating Expenses would have been % for Class A shares, % for Class B shares and % for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$	$	$	$
Class B	$	$	$	$
Class E	$	$	$	$

Jennison Growth Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller or medium capitalization stocks. The stocks of medium capitalization companies involve potentially greater risks and higher volatility than those of larger companies. Medium capitalization stocks do not always have as much growth potential as smaller capitalization stocks.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. Jennison may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Jennison cannot assure that these techniques will be effective.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Jennison Growth Portfolio

Forward Contracts and Futures Contracts

The Portfolio may seek to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Portfolio Management

As of December 31, 2004, Jennison had approximately $         billion in assets under management for primarily institutional, mutual fund and managed account clients. Jennison’s address is 466 Lexington Avenue, New York, New York 10017.

Jennison follows a team approach in the management of the Portfolio, while preserving individual accountability. Kathleen A. McCarragher, Spiros Segalas and Michael A. Del Balso are the portfolio managers of the Portfolio. Ms. McCarragher generally has final authority over all aspects of the Portfolio’s investments, including, but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows. The portfolio managers are supported by members of Jennison’s Large Cap Growth Equity Team, which is comprised of other portfolio managers, research analysts and other investment professionals of Jennison. Team members provide research support and make securities recommendations and support the portfolio managers in all activities, including making investment decisions. The team meets regularly to review the portfolio holdings and

Jennison Growth Portfolio

discuss purchase and sales activity. Members of the team may change from time to time.

Ms. McCarragher joined Jennison in 1998 and is an Executive Vice President at Jennison. She is also Jennison’s Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as a managing director and director of large cap growth equities for six years.

Mr. Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer at Jennison. He is a member of The New York Society of Security Analysts, Inc.

Mr. Del Balso joined Jennison in 1972 and is currently an Executive Vice President at Jennison. He is also Jennison’s Director of Research for Growth Equity. He is a member of The New York Society of Security Analysts, Inc.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Portfolio’s average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion. For the year ended December 31, 2004, the Portfolio paid MetLife Advisers an investment advisory fee of         % of the Portfolio’s average daily net assets.

MetLife Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”). Although the Portfolio tries to mirror the performance of the S&P 500 Index, its performance will not exactly match the index because the Portfolio incurs operating expenses. The S&P 500 Index is an unmanaged group of common stocks, and therefore does not have these expenses.

Principal Investment Strategies

The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. Metropolitan Life Insurance Company (“Metropolitan Life”), subadviser to the Portfolio, manages the Portfolio by purchasing the common stocks of all the companies in the S&P 500 Index. The stocks included in the S&P 500 Index are issued by companies among those whose outstanding stock have the largest aggregate market value, although stocks that are not among the 500 largest are included in the S&P 500 Index for diversification purposes.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in a particular stock index. You will receive 60 days’ prior notice if this 80% minimum is going to change.

Principal Index Investing Strategies

In addition to securities of the type contained in the S&P 500 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P 500 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P 500 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. stock market.

•	Poor performance of large capitalization stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

MetLife Stock Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

During the period shown above, the highest quarterly return was         % for the          quarter of         , and the lowest quarterly return was         % for the          quarter of         . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

	Past One Year	Past Five Years	Past Ten Years
Class A	%	%	%
Class B*	%	%	%
Class E*	%	%	%
S&P 500 Index	%	%	%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

MetLife Stock Index Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	%	%	%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	%	%	%

Total Annual Portfolio Operating Expenses	%	%	%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$	$	$	$
Class B	$	$	$	$
Class E	$	$	$	$

MetLife Stock Index Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization companies.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund’s principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

MetLife Stock Index Portfolio

insurance company which sells insurance policies and annuity contracts. As of December 31, 2004, Metropolitan Life managed approximately $         billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Urmil Shah, Norman Hu, and Mirsad Usejnoski are the assistant portfolio managers of the Portfolio.

Ms. Lituchy oversees the management of the Portfolio and is a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she managed the pension plan of the Bristol-Myers-Squibb Company.

Mr. Shah is an assistant portfolio manager and the portfolio administration manager for the Portfolio and an Associate Director in the Investments Department of Metropolitan Life. He is responsible for assisting in all aspects of portfolio management for the Portfolio and has oversight responsibilities for the portfolio administrative staff, daily operations, data integrity and portfolio systems administration. Prior to joining Metropolitan Life in 2001, he was a portfolio management assistant on equity index funds for the Bank of New York.

Mr. Hu is an assistant portfolio manager and trader for the Portfolio and an Associate in the Investments Department of Metropolitan Life. He also assists in all other aspects of portfolio management, including portfolio analysis and daily operations. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

Mr. Usejnoski is an assistant portfolio manager and trader for the Portfolio and an Associate in the Investments Department of Metropolitan Life. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. For the year ended December 31, 2004, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

MFS Investors Trust Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital with a secondary objective to seek reasonable current income.

Principal Investment Strategies

Massachusetts Financial Services Company (“MFS”), subadviser to the Portfolio, ordinarily invests at least 65% of the net assets of the Portfolio in equity securities, including preferred stocks and fixed-income securities convertible into equity securities. Although the Portfolio may invest in companies of any size, the Portfolio focuses on companies with large market capitalizations (greater than $5 billion) that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio will also seek to generate gross income equal to approximately 90% of the dividend yield on the S&P 500 Index. MFS may also invest up to 20% of the net assets of the Portfolio in foreign securities, including American Depositary Receipts (“ADRs”). The Portfolio may have exposure to foreign currencies through its investments in foreign securities.

Stock Selection

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that MFS selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) performed by the portfolio managers and MFS’ large group of equity research analysts.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

MFS Investors Trust Portfolio

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

During the period shown above, the highest quarterly return was         % for the          quarter of         , and the lowest quarterly return was         % for the          quarter of         . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

	Past One Year	Past Five Years	Life of the Portfolio (April 30, 1999)
Class A	%	%	%
Class B*	%	%	%
Class E*	%	%	%
S&P 500 Index	%	%	%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

MFS Investors Trust Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	%		%		%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses(1)%			%		%

Total Annual Portfolio Operating Expenses(1)%			%		%
Fee Waiver and/or Expense Reimbursement(2)	( %	)	( %	)	( %	)

Net Operating Expenses(1)(2)%			%		%

(1)	The Portfolio directed certain portfolio trades to brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio’s Total Annual Operating Expenses would have been % for Class A shares, % for Class B shares and % for Class E shares and the Portfolio’s Net Operating Expenses would have been % for Class A shares, % for Class B shares and % for Class E shares.
(2)	MetLife Advisers has contractually agreed, for the period May 1, 2005 through April 30, 2006, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy, and similar subsidies in effect in earlier periods, are subject to the Portfolio’s obligation to repay MetLife Advisers in future years, if any, when the Portfolio’s expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy in question; provided, however, that the Portfolio is not obligated to repay such expenses more than three years after the end of the fiscal year in which the expenses were incurred.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$	$	$	$
Class B	$	$	$	$
Class E	$	$	$	$

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

MFS Investors Trust Portfolio

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Rule 144A Securities.    The Portfolio may invest in Rule 144A securities. Since trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless MFS determines, under guidelines established by the Fund’s directors, that it is liquid.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. MFS may use certain techniques, such as forward contracts to manage these risks. However, MFS cannot assure that these techniques will be effective.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. A forward contract is one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

MFS Investors Trust Portfolio

Portfolio Management

As of December 31, 2004, MFS managed approximately $         billion in assets worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

The Portfolio is managed by John D. Laupheimer, Jr., an MFS Senior Vice President, and T. Kevin Beatty, an MFS Vice President. Mr. Laupheimer has been a manager of the Portfolio since its inception. He has been employed in the MFS investment management area since 1981. Mr. Beatty has been a manager of the Portfolio since June 2004. He has been employed in the MFS investment management area since 2002. Prior to joining MFS, Mr. Beatty was an investment research analyst at Fleet Investment Advisors, Inc.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Portfolio’s average daily net assets. For the year ended December 31, 2004, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

T. Rowe Price Large Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital and, secondarily, dividend income.

Principal Investment Strategies

T. Rowe Price Associates Inc. (“T. Rowe Price”), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio’s net assets in equity securities of a diversified group of large capitalization growth companies (pursuant to T. Rowe Price’s classifications). You will receive 60 days’ prior notice if this 80% minimum is going to change. T. Rowe Price defines large capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of the market capitalization of companies included in the Russell 1000 Index. As of June 30, 2004, this included companies with capitalizations of approximately $     billion and above. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, hybrid securities and futures and options, in keeping with the Portfolio’s objective. It is a fundamental policy of the Portfolio to not invest more than 30% of total assets in foreign securities, excluding American Depositary Receipts (“ADRs”).

Stock Selection

T. Rowe Price mostly seeks investment in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing the Portfolio’s investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

T. Rowe Price Large Cap Growth Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

T. Rowe Price Large Cap Growth Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

During the period shown above, the highest quarterly return was     % for the              quarter of         , and the lowest quarterly return was     % for the              quarter of         . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

	Past One Year	Past Five Years	Life of the Portfolio (November 1, 1998)
Class A	%	%	%
Class B*	%	%	%
Class E*	%	%	%
S&P 500 Index	%	%	%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

T. Rowe Price Large Cap Growth Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	%	%	%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(1)%		%	%

Total Annual Portfolio Operating Expenses(1)%		%	%

(1)	The Portfolio directed certain portfolio trades to brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio’s Total Annual Operating Expenses would have been % for Class A shares, % for Class B shares and % for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$	$	$	$
Class B	$	$	$	$
Class E	$	$	$	$

T. Rowe Price Large Cap Growth Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. T. Rowe Price may use certain techniques, such as forward contracts, to manage these risks. However, T. Rowe Price cannot assure that these techniques will be effective.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and futures and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties).

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

T. Rowe Price Large Cap Growth Portfolio

risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by T. Rowe Price.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same

T. Rowe Price Large Cap Growth Portfolio

general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest up to 10% of its net assets in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Hybrid Instruments.    These instruments (a type of potentially high-risk derivative) can combine elements of equity and debt securities, futures and options. For example, the principal amount or interest rate of a hybrid instrument may be determined by reference to the price of some benchmark, such as a commodity, currency, securities index or interest rate. The interest rate or principal amount payable at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the benchmark. Under some conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and expose the Portfolio to losses if the other party to the transaction fails to meet its obligations. Hybrids can have limited liquidity and their use by a Portfolio may not be successful. The Portfolio’s investments in hybrid instruments are limited to 10% of total assets.

Portfolio Management

A Maryland corporation, T. Rowe Price dates back to 1937. In addition to managing the Portfolio, it provides investment management services to over eight million retail and institutional accounts. As of December 31, 2004, T. Rowe Price and its affiliates had investment management arrangements in effect for about $     billion. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202.

The Portfolio is managed by an Investment Advisory Committee. Robert W. Smith, Committee Chairman, has been responsible for the day-to-day management of the Portfolio since its inception in November, 1998 and works with the Committee in developing and executing the Portfolio’s investment program. Mr. Smith joined T. Rowe Price and began managing assets there in 1992. Mr. Smith and the Investment Advisory Committee manage other mutual funds for T. Rowe Price.

T. Rowe Price Large Cap Growth Portfolio

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.65% for the first $50 million of the Portfolio’s average daily net assets, and 0.60% for amounts over $50 million. For the year ended December 31, 2004, the Portfolio paid MetLife Advisers an investment advisory fee of     % of the Portfolio’s average daily net assets.

Zenith Equity Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies

The Portfolio seeks to achieve its investment objective by investing in three other Portfolios of the Fund, rather than in a portfolio of securities. MetLife Advisers invests the Portfolio’s assets equally among the Capital Guardian U.S. Equity Portfolio, Jennison Growth Portfolio and FI Value Leaders Portfolio (together, the “Underlying Portfolios”). MetLife Advisers maintains this equal division of assets among the Underlying Portfolios by rebalancing the Portfolio’s assets each fiscal quarter. Zenith Equity will invest at least 80% of its assets in equity securities. You will receive 60 days’ prior notice if this 80% minimum is going to change. Each Underlying Portfolio has a different subadviser that will use a separate set of investment strategies, exposing each Underlying Portfolio to its own investment risks.

The Portfolio pays its share of each Underlying Portfolio’s expenses, as well as the Portfolio’s own expenses. This may result in certain duplications of expenses.

Investment Objectives of the Underlying Portfolios

Capital Guardian U.S. Equity Portfolio: long-term growth of capital.

Jennison Growth Portfolio: long-term growth of capital.

FI Value Leaders Portfolio: long-term growth of capital.

For further information about the Underlying Portfolios, including those Portfolios’ principal investment strategies and risks, please see the sections of this Prospectus pertaining to each Underlying Portfolio.

Zenith Equity Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2002, the Portfolio changed its investment objective and policies to invest in the Underlying Portfolios rather than in a portfolio of securities. On that date, Capital Growth Management Limited Partnership (“CGM”) ceased to be subadviser but MetLife Advisers remained as investment adviser. The performance information set forth below includes results prior to these changes. CGM was the adviser to the Portfolio from the Portfolio’s inception to April 30, 2001. From May 1, 2001 to April 30, 2002, CGM was the subadviser to the Portfolio and MetLife Advisers was the adviser.

During the period shown above, the highest quarterly return was     % for the              quarter of         , and the lowest quarterly return was     % for the              quarter of         . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

	Past One Year	Past Five Years	Past Ten Years
Class A	%	%	%
Class B*	N/A	N/A	N/A
Class E*	N/A	N/A	N/A
S&P 500 Index	%	%	%

*	No Class B or Class E shares of the Portfolio were outstanding as of December 31, 2004.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Zenith Equity Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A

Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees(1)%		%	%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(1)%		%	%

Total Annual Portfolio Operating Expenses(1)%		%	%

(1)	The Total Annual Operating Expenses reflect the expenses of both the Portfolio and the Underlying Portfolios. The Portfolio does not directly pay a management fee, but indirectly pays a management fee through its investment in the Underlying Portfolios.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example reflects the expenses of both the Portfolio and the Underlying Portfolios.

Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$	$	$	$
Class B	$	$	$	$
Class E	$	$	$	$

Portfolio Management

MetLife Advisers, investment adviser to all the Portfolios of the Fund, manages the Portfolio directly without a subadviser. As of December 31, 2004, MetLife Advisers managed approximately $     billion in assets. MetLife Advisers’ address is 501 Boylston Street, Boston, Massachusetts 02116.

John F. Guthrie, Jr. is the portfolio manager of the Portfolio. He is Senior Vice President of MetLife Advisers and serves on MetLife Advisers’ Board of Managers. He is also Senior Vice President of the Fund and Vice President of Metropolitan Life. Mr. Guthrie joined New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1969 and has served in various positions since that time.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

The Portfolio does not directly pay MetLife Advisers an investment advisory fee for its services, but indirectly pays MetLife Advisers an investment advisory fee through its investment in the Underlying Portfolios.

BlackRock Aggressive Growth Portfolio

Investment Objective

The investment objective of the Portfolio is maximum capital appreciation.

Principal Investment Strategies

BlackRock Advisors, Inc. (“BlackRock”), subadviser to the Portfolio, invests, under normal market conditions, at least 65% of the Portfolio’s total assets in equity securities of medium size companies. For these purposes, equity securities may include common and preferred stocks, convertible securities and warrants. BlackRock generally expects that most investments will be in companies with market capitalizations within the range of the market capitalizations of companies in the Russell Midcap Growth Index, the S&P MidCap 400 Index or a similar index. As of June 30, 2004, the Russell Midcap Index and the S&P MidCap 400 Index included companies with market capitalizations ranging from $     to $     billion and from $     to $     billion, respectively.

The Portfolio reserves the flexibility to also invest up to 35% of the Portfolio’s total assets in other securities across the full spectrum from small to large capitalization issuers. Other securities may also include other types of equity securities, as well as U.S. government securities and corporate bonds rated investment grade at the time of purchase and their unrated equivalents. BlackRock may adjust the composition of the Portfolio as market conditions and economic outlooks change. The Portfolio may invest in foreign securities subject to the limitations set out under “More About Investment Strategies and Risks—Foreign Securities.”

Stock Selection

In selecting stocks, BlackRock takes a growth approach, searching primarily for companies whose earnings appear to be growing at a faster rate than the earnings of an average company. BlackRock generally attempts to identify the industries that over the long term will grow faster than the economy as a whole. BlackRock looks for companies within those industries that appear to have the potential to sustain earnings growth, or companies within industries experiencing increasing demand.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of mid cap stocks, or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this Prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

BlackRock Aggressive Growth Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On January 31, 2005, BlackRock succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio. The performance information set forth below reflects the management of State Street Research, but not of BlackRock.

During the period shown above, the highest quarterly return was     % for the              quarter of         , and the lowest quarterly return was     % for the              quarter of         . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

	Past One Year	Past Five Years	Past Ten Years
Class A	%	%	%
Class B*	N/A	N/A	N/A
Class E**	%	%	%
Russell Midcap Growth Index	%	%	%

*	No Class B shares of this Portfolio were outstanding as of December 31, 2004.
**	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

BlackRock Aggressive Growth Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	%	%	%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(1)%		%	%

Total Annual Portfolio Operating Expenses(1)%		%	%

(1)	The Portfolio directed certain portfolio trades to brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio’s Total Annual Operating Expenses would have been % for Class A shares, % for Class B shares and % for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$	$	$	$
Class B	$	$	$	$
Class E	$	$	$	$

BlackRock Aggressive Growth Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization.    The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks. As a fundamental policy, the Portfolio limits investment in securities of foreign issuers (excluding ADRs) up to 10% of total assets, except that 25% may be invested in securities issued, assumed or guaranteed by foreign governments or their instrumentalities, assumed or guaranteed by domestic issuers or issued, assumed or guaranteed by foreign issuers with a class of securities listed on the New York Stock Exchange. Combined with the above limits on foreign securities, the Portfolio may invest up to 35% of its assets in American Depositary Receipts (“ADRs”).

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value

BlackRock Aggressive Growth Portfolio

of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts, to manage these risks. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

BlackRock Aggressive Growth Portfolio

specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Portfolio Management

BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which had approximately $342 billion of assets under management as of December 31, 2004. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc.

Neil Wagner and Eileen Leary are responsible for the day-to-day management of the Portfolio. Mr. Wagner, a Managing Director at BlackRock since January 2004, joined BlackRock in April 2002. Mr. Wagner was a portfolio manager at Massachusetts Financial Services from 1998 to 2000, a senior research analyst at DFS Advisors LLC from 1997 to 1998 and an associate at Berkshire Partners from 1995 to 1997. Ms. Leary, who was a senior vice president of State Street Research, the Portfolio’s subadviser prior to January 31, 2005, has been responsible for the day-to-day management of the Portfolio since October 2002. She joined State Street Research in 1989, and has been an investment professional since 1993.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $500 million of the Portfolio’s average daily net assets, 0.70% for the next $500 million, and 0.65% for amounts over $1 billion. For the year ended December 31, 2004, the Portfolio paid MetLife Advisers an investment advisory fee of     % of the Portfolio’s average daily net assets.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

FI Mid Cap Opportunities Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies:

Fidelity Management & Research Company (“FMR”), subadviser to the Portfolio, normally invests the Portfolio’s assets primarily in common stocks. The Portfolio normally invests at least 80% of its assets in securities of companies with medium market capitalizations. You will receive 60 days’ prior notice if this 80% minimum is going to change. Although a universal definition of medium market capitalization does not exist, for purposes of this Portfolio, FMR generally defines medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the S&P MidCap 400 Index or the Russell Midcap Index. A company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio’s investment. Companies whose capitalizations no longer meet this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions and the composition of each index. The Portfolio may invest in companies with smaller or larger market capitalizations. Securities of both domestic and foreign issuers may be purchased for the Portfolio.

Investment Selection

The Portfolio is not constrained by any particular investment style. At any given time, the Portfolio may tend to buy either “growth” stocks or “value” stocks, or a combination of both types. In buying and selling securities for the Portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio’s exposure to changing security prices or other factors that affect security values. If FMR strategies do not work as intended, the Portfolio may not achieve its objective.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, or of mid cap stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

FI Mid Cap Opportunities Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2004, the Portfolio changed its subadviser from Janus Capital Management LLC (“Janus”) to FMR and also changed its principal investment strategies. Performance information set forth below includes results prior to these changes.

During the period shown above, the highest quarterly return was     % for the              quarter of         , and the lowest quarterly return was     % for the              quarter of         . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

	Past One Year	Five Years	Life of the Portfolio (March 1, 1997)
Class A	%	%	%
Class B*	%	%	%
Class E*	%	%	%
S&P MidCap 400 Index	%	%	%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

FI Mid Cap Opportunities Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	%	%	%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses (1)%		%	%

Total Annual Portfolio Operating Expenses (1)%		%	%

(1)	The Portfolio directed certain portfolio trades to brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio’s Total Annual Operating Expenses would have been % for Class A shares, % for Class B shares and % for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$	$	$	$
Class B	$	$	$	$
Class E	$	$	$	$

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

FI Mid Cap Opportunities Portfolio

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value the security in the issuer’s home country. FMR may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Fidelity cannot assure that these techniques will be effective.

Forward Contracts and Futures Contracts

The Portfolio attempts to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates. The Portfolio may also purchase futures contracts to maintain exposure to the broad equity markets.

If the price of a futures contract changes in unexpected ways compared to the price of the security or index on which the contract is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

While FMR is the subadviser to the Portfolio, the day-to-day investment management decisions for the Portfolio will be made by FMR Co., Inc. (“FMRC”), which serves as sub-subadviser to the

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

FI Mid Cap Opportunities Portfolio

Portfolio. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2004, FMR and its affiliates managed approximately $     billion in assets. FMR’s address is 82 Devonshire Street, Boston, MA 02109.

Peter Saperstone is the Portfolio Manager of the Portfolio. Mr. Saperstone has been associated with FMRC since January 2000 and with FMR from 1995 through 2000.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $100 million of the Portfolio’s average daily net assets, 0.70% for the next $400 million, and 0.65% for amounts over $500 million. For the year ended December 31, 2004, the Portfolio paid MetLife Advisers an investment advisory fee of     % of the Portfolio’s average daily net assets.

Harris Oakmark Focused Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies

Harris Associates L.P. (“Harris”), subadviser to the Portfolio, invests the Portfolio’s assets, under normal circumstances, primarily in common stocks of U.S. companies. The Portfolio is a “non-diversified fund,” which means that it may hold at any one time securities of fewer issuers compared to a “diversified fund.” The Portfolio could own as few as 12 securities, but generally will have 25 to 30 securities in its portfolio. Harris will normally invest at least 65% of the Portfolio’s total assets in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies considered to be midcap stocks by Morningstar, Inc. As of December 31, 2004, this capitalization range was $     billion to $     billion. This capitalization range will change over time due to changes in the value of U.S. stocks. Harris may invest up to 25% of the Portfolio’s total assets in fixed-income securities, including investment grade securities and high yield debt.

Harris uses a value investment style in selecting equity securities for the Portfolio. Harris believes that, over time, a company’s stock price converges with its true business value. By “true business value,” Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that by investing in equity securities priced significantly below what Harris considers to be the true business value presents the best opportunity to achieve the Portfolio’s investment objective.

Harris’ value strategy also emphasizes investing for the long term, which means that the Portfolio will generally own the stock of companies in which it invests for at least two to three years, although Harris may use short-term trading strategies as well.

Stock Selection

Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies’ true business values.

In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

•	Free cash flows and intelligent investment of excess cash.

•	Earnings that are growing and reasonably predictable.

•	High level of manager ownership.

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized agency) are considered “investment grade.” In this Prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as “junk bonds”). High yield debt is typically riskier than investment grade securities.

Harris Oakmark Focused Value Portfolio

Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those companies that meet the criteria described above, Harris uses in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks is the size of the discount of a company’s stock price compared to Harris’ view of the company’s true business value. Once Harris determines that a stock is selling at a significant discount to Harris’ view of its estimated worth, and the company has certain of the additional qualities mentioned above, Harris generally will consider buying that stock. Harris usually sells when the company’s stock price approaches Harris’ view of its estimated worth. This process allows Harris to set specific “buy” and “sell” targets for each stock held by the Portfolio. Harris also monitors the Portfolio’s holdings and, if warranted, adjusts a stock’s price target to reflect changes in a company’s characteristics.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. stock markets or fixed-income securities markets.

•	Poor performance of individual stocks held by the Portfolio, of midcap stocks, or of value stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

•	The risks associated with a “non-diversified” fund. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

Harris Oakmark Focused Value Portfolio

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2000, Harris succeeded Goldman Sachs Asset Management (“GSAM”), a separate operating division of Goldman, Sachs & Co., as subadviser to the Portfolio. On May 1, 1998, GSAM succeeded Loomis, Sayles & Company, L.P. (“Loomis Sayles”) as subadviser to the Portfolio. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of GSAM, Loomis Sayles and Harris.

During the period shown above, the highest quarterly return was     % for the              quarter of         , and the lowest quarterly return was     % for the              quarter of         . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

	Past One Year	Past Five Years	Past Ten Years
Class A	%	%	%
Class B*	%	%	%
Class E*	%	%	%
Russell Midcap Index	%	%	%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Harris Oakmark Focused Value Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	%	%	%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses (1)%		%	%

Total Annual Portfolio Operating Expenses (1)%		%	%

(1)	The Portfolio directed certain portfolio trades to brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio’s Total Annual Operating Expenses would have been % for Class A shares, % for Class B shares and % for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$	$	$	$
Class B	$	$	$	$
Class E	$	$	$	$

Harris Oakmark Focused Value Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Non-Diversification.    Investing in a limited number of stocks may increase the volatility of the Portfolio’s investment performance as compared to funds that invest in a larger number of stocks. Therefore, poor performance by a single security will generally have a more adverse impact on the return of a non-diversified portfolio than on a more broadly diversified portfolio.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

Harris Oakmark Focused Value Portfolio

Portfolio Management

Founded in 1976, Harris serves as investment adviser to individuals, trusts, retirement plans, endowments, mutual funds and foundations, and manages numerous private partnerships. As of December 31, 2004, Harris managed approximately $     billion in assets. Harris’ address is Two North LaSalle Street, Chicago, Illinois 60602-3790.

William C. Nygren, CFA, Henry Berghoef, CFA and Floyd J. Bellman, CFA are co-portfolio managers of the Portfolio. Mr. Nygren is the portfolio manager for other mutual funds managed by Harris. He joined Harris in 1983, and has been a partner and portfolio manager. From 1990 to 1998, Mr. Nygren was the Director of Research at Harris. Mr. Berghoef has been a senior analyst at Harris since 1994. He was an analyst at Kirr, Marbach & Co. from 1990 to 1993 and an analyst at Geico Corporation from 1985 to 1990. Mr. Bellman joined Harris in 1995 and has over 20 years of investment experience. Prior to joining Harris, he was a Vice President and Senior Portfolio Manager at Harris Trust and Savings Bank.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Portfolio’s average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31, 2004, the Portfolio paid MetLife Advisers an investment advisory fee of     % of the Portfolio’s average daily net assets.

Harris Oakmark Focused Value Portfolio

Past Performance of a Similarly Managed Fund

The total returns shown below are based on performance data furnished by Harris for Class I shares of The Oakmark Select Fund, a mutual fund which has the same investment objective as that of the Portfolio and which has been managed using investment policies and strategies substantially similar, though not necessarily identical, to those of the Portfolio. The Oakmark Select Fund is managed by William C. Nygren, and the Portfolio is managed by William C. Nygren, Henry Berghoef and Floyd J. Bellman. The following information does not represent the Portfolio’s performance and should not be considered a prediction of future performance of the Portfolio. The Portfolio’s performance may be higher or lower than the performance of The Oakmark Select Fund shown below. The exclusion of any other class of The Oakmark Select Fund and of other accounts managed by Harris with substantially similar investment policies does not render the performance shown below misleading. The performance of The Oakmark Select Fund shown below does not reflect any of the additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans for which the Portfolio serves as an investment vehicle. These charges have the effect of lowering the performance of a variable insurance product.

The Oakmark Select Fund—Class I	Russell Midcap Index[1]
Total Return for the Year Ended December 31, 2004%	%
Average Annual Total Return For the Past Five Years Ended December 31, 2004%	%
Average Annual Total Return From Inception of The Oakmark Select Fund (November 1, 1996) to December 31, 2004%	%

[1]	The Russell Midcap Index is an unmanaged index of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index represents the largest 1000 U.S. companies.

MetLife Mid Cap Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor’s MidCap 400 Composite Stock Price Index (“S&P MidCap 400 Index”). Although the Portfolio tries to mirror the performance of the S&P MidCap 400 Index, its performance will not exactly match the index because the Portfolio incurs operating expenses. The S&P MidCap 400 Index is an unmanaged group of common stocks, and therefore does not have these expenses.

Principal Investment Strategies

The S&P MidCap 400 Index consists of the common stock of approximately 400 mid capitalization companies. As of December 31, 2004, the median stock market capitalization of companies in the S&P MidCap 400 Index was $     billion. Metropolitan Life Insurance Company (“Metropolitan Life”), the subadviser to the Portfolio, manages the Portfolio by purchasing the common stock of all the companies in the S&P MidCap 400 Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in a particular mid capitalization stock index. You will receive 60 days’ prior notice if this 80% minimum is going to change.

Principal Index Investing Strategies

In addition to securities of the type contained in the S&P MidCap 400 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P MidCap 400 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P MidCap 400 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. stock market.

•	Poor performance of mid cap stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

MetLife Mid Cap Stock Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

During the period shown above, the highest quarterly return was     % for the              quarter of         , and the lowest quarterly return was     % for the              quarter of         . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

	Past One Year	Life of the Portfolio (July 1, 2000)
Class A	%	%
Class B*	%	%
Class E*	%	%
S&P MidCap 400 Index	%	%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

MetLife Mid Cap Stock Index Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	%	%	%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	%	%	%

Total Annual Portfolio Operating Expenses	%	%	%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$	$	$	$
Class B	$	$	$	$
Class E	$	$	$	$

MetLife Mid Cap Stock Index Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund’s principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

MetLife Mid Cap Stock Index Portfolio

affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2004, Metropolitan Life managed approximately $     billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Urmil Shah, Norman Hu, and Mirsad Usejnoski are the assistant portfolio managers of the Portfolio.

Ms. Lituchy oversees the management of the Portfolio and is a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she managed the pension plan of the Bristol-Myers-Squibb Company.

Mr. Shah is an assistant portfolio manager and the portfolio administration manager for the Portfolio and an Associate Director in the Investments Department of Metropolitan Life. He is responsible for assisting in all aspects of portfolio management for the Portfolio and has oversight responsibilities for the portfolio administrative staff, daily operations, data integrity and portfolio systems administration. Prior to joining Metropolitan Life in 2001, he was a portfolio management assistant on equity index funds for the Bank of New York.

Mr. Hu is an assistant portfolio manager and trader for the Portfolio and an Associate in the Investments Department of Metropolitan Life. He also assists in all other aspects of portfolio management, including portfolio analysis and daily operations. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

Mr. Usejnoski is an assistant portfolio manager and trader for the Portfolio and an Associate in the Investments Department of Metropolitan Life. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. For the year ended December 31, 2004, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

Neuberger Berman Partners Mid Cap Value Portfolio

Investment Objective

The investment objective of the Portfolio is capital growth.

Principal Investment Strategies

Neuberger Berman Management Inc. (“Neuberger Berman”), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio’s assets in equity securities of mid capitalization companies. You will receive 60 days’ prior notice if this 80% minimum is going to change. Neuberger Berman defines mid capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of the market capitalization of companies included in the Russell Midcap Index. As of June 30, 2004, this included companies with market capitalizations between approximately $     billion and $     billion. The Portfolio may invest in foreign securities.

Stock Selection

Neuberger Berman looks for well-managed companies whose stock prices are undervalued. Factors in identifying these firms may include:

•	strong fundamentals, such as a company’s financial, operational and competitive positions

•	consistent cash flow

•	a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The Portfolio generally considers selling a stock when it reaches Neuberger Berman’s target price, when it fails to perform as expected or when other opportunities appear more attractive.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of mid cap stocks, or of value stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.
•	The risks associated with foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

Neuberger Berman Partners Mid Cap Value Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

During the period shown above, the highest quarterly return was     % for the              quarter of         , and the lowest quarterly return was     % for the              quarter of         . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

	Past One Year	Past Five Years	Life of the Portfolio (November 1, 1998)
Class A	%	%	%
Class B*	%	%	%
Class E*	%	%	%
S&P MidCap 400/Barra Value Index	%	%	%
Russell Midcap Value Index**	%	%	%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.
**	In the future, the Portfolio’s performance will be compared to the Russell Midcap Value Index instead of the S&P MidCap 400/Barra Value Index. The Portfolio’s subadviser believes that the Russell Midcap Value Index better reflects the universe of securities in which the Portfolio invests.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Neuberger Berman Partners Mid Cap Value Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	%	%	%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(1)%		%	%

Total Annual Portfolio Operating Expenses(1)%		%	%

(1)	The Portfolio directed certain portfolio trades to brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio’s Total Annual Operating Expenses would have been % for Class A shares, % for Class B shares and % for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$	$	$	$
Class B	$	$	$	$
Class E	$	$	$	$

Neuberger Berman Partners Mid Cap Value Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Sector Investing.    To the extent that the Portfolio has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. Neuberger Berman may use certain techniques, such as forward contracts, to manage these risks. However, Neuberger Berman cannot assure that these techniques will be effective.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Neuberger Berman Partners Mid Cap Value Portfolio

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Portfolio Management

Neuberger Berman and its predecessor firms and affiliates have been managing money since 1939 and have specialized in the management of mutual funds since 1950. In addition to the Portfolio, Neuberger Berman and its affiliates provide investment management services to mutual funds and securities accounts with assets as of December 31, 2004 of about $     billion. Neuberger Berman is located at 605 Third Avenue, 2nd Floor, New York, New York 10158-0180.

Andrew B. Wellington is the manager of the Portfolio and David M. DiDomenico is the Portfolio’s Associate Manager. Mr. Wellington, Managing Director and Vice President of Neuberger Berman, has managed the Portfolio since May 2003, and served as Associate Manager of the Portfolio from 2001 to 2003. From 1996 to 2001, he was a portfolio manager at another firm. Mr. DiDomenico, a Vice President of Neuberger Berman, has served as Associate Manager of the Portfolio since December 2003. From 2002 until he became Associate Manager of the Portfolio, he was an analyst for the Portfolio. He worked for a private equity firm from 1999 to 2002, prior to which he was an analyst at another investment firm.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $100 million of the Portfolio’s average daily net assets, 0.675% for the next $250 million, 0.65% for the next $500 million, 0.625% for the next $750 million, and 0.60% for amounts over $1.6 billion. For the year ended December 31, 2004, the Portfolio paid MetLife Advisers an investment advisory fee of     % of the Portfolio’s average daily net assets.

BlackRock Strategic Value Portfolio

Investment Objective

The investment objective of the Portfolio is high total return, consisting principally of capital appreciation.

Principal Investment Strategies

BlackRock Advisors, Inc. (“BlackRock”), subadviser to the Portfolio, under normal market conditions, invests at least 65% of the Portfolio’s total assets in small-cap stocks which in the opinion of BlackRock are value stocks. Although a universal definition of small capitalization companies does not exist, the Portfolio generally defines small capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the Russell 2000 Value Index or the S&P SmallCap 600 Index. The Portfolio may continue to hold or buy additional shares of a company that no longer is of comparable size if BlackRock continues to believe that those shares are an attractive investment. The Portfolio’s stock investments may include common and preferred stocks, convertible securities and warrants.

BlackRock may adjust the composition of the Portfolio’s holdings as market conditions and economic outlooks change and reserves the right to invest up to 35% of the Portfolio’s total assets in other securities, which would generally consist of other types of equity securities, such as larger company stocks or growth stocks. The Portfolio may also invest up to 5% of total assets in high yield debt securities that, at the time of purchase, are as low in credit quality as the Standard & Poor’s or Moody’s C rating category, or their unrated equivalents. Any other bond investments must be investment grade at the time of purchase, or U.S. government securities. The Portfolio may invest in foreign securities.

Stock Selection

In choosing among small company stocks, BlackRock takes a value approach, searching for those companies that appear, in the opinion of BlackRock, to be trading below their true worth. BlackRock uses research to identify potential investments, examining such features as a firm’s financial condition, business prospects, competitive position and business strategy. BlackRock looks for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services.

Investment grade:    Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this Prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as “junk bonds”). High yield debt is typically riskier than investment grade securities.

BlackRock Strategic Value Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio or of value stocks or growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

•	Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

BlackRock Strategic Value Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On January 31, 2005, BlackRock succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio. The performance information set forth below reflects the management of State Street Research, but not of BlackRock.

During the period shown above, the highest quarterly return was     % for the              quarter of         , and the lowest quarterly return was     % for the              quarter of         . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

	Past One Year	Life of the Portfolio (July 1, 2000)
Class A	%	%
Class B*	%	%
Class E*	%	%
Russell 2000 Value Index	%	%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A

Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

BlackRock Strategic Value Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	%	%	%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	%	%	%

Total Annual Portfolio Operating Expenses	%	%	%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$	$	$	$
Class B	$	$	$	$
Class E	$	$	$	$

BlackRock Strategic Value Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, BlackRock cannot assure that these techniques will be effective.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

BlackRock Strategic Value Portfolio

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

BlackRock Strategic Value Portfolio

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Securities

High yield securities, or “junk bonds,” have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Initial Public Offerings.    The Portfolio’s investments in initial public offerings (“IPOs”) can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio’s asset base is smaller, and thus will decline as the Portfolio’s assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

BlackRock Strategic Value Portfolio

Portfolio Management

BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which had approximately $342 billion of assets under management as of December 31, 2004. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc.

The Portfolio is managed by Wayne J. Archambo. Mr. Archambo has been a Managing Director of BlackRock since joining the firm in January 2002. Mr. Archambo was a founding partner of Boston Partners Asset Management, L.P. from its inception in 1995 until 2002, during which time he was also Manager of that firm’s small and mid cap value equity products.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.85% for the first $500 million of the Portfolio’s average daily net assets, 0.80% for the next $500 million, and 0.75% for amounts over $1 billion. For the year ended December 31, 2004, the Portfolio paid MetLife Advisers an investment advisory fee of     % of the Portfolio’s average daily net assets.

Franklin Templeton Small Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital growth.

Principal Investment Strategies

Franklin Advisers, Inc. (“Franklin Templeton”), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio’s assets in the equity securities of small capitalization companies. You will receive 60 days’ prior notice if this 80% minimum is going to change. Franklin Templeton considers small capitalization companies to be those companies with market capitalizations not exceeding (i) $1.5 billion; or (ii) the highest market cap value in the Russell 2000 Index, whichever is greater, at the time of purchase by the Portfolio. As of June 30, 2004, the highest market capitalization value in the Russell 2000 Index was $     billion. A company continues to be considered a small capitalization company even if, through market appreciation, the company’s market cap value exceeds these small capitalization measures. The Portfolio follows a practice of selectively selling investment positions so as to maintain a median market capitalization for its portfolio of approximately $1.5 billion or lower.

With respect to the Portfolio, equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks. In addition to the Portfolio’s main investments, the Portfolio may invest in equity securities of larger companies. When suitable opportunities are available, the Portfolio may also invest in initial public offerings of securities, and may invest a small portion of its assets in private or illiquid securities, such as late stage venture capital financings.

Stock Selection

Franklin Templeton is a research driven, fundamental investor, pursuing a growth strategy. As a “bottom-up” investor focusing primarily on individual securities, Franklin Templeton chooses companies that it believes are positioned for above-average growth in revenue, earnings or assets. Franklin Templeton relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages, which are likely to lead to growth in earnings and/or share price. Such advantages as a particular marketing niche, proven technology, sound financial records, strong management, and industry leadership are all factors Franklin Templeton believes point to strong growth potential.

In choosing equity investments, Franklin Templeton also considers sectors that have growth potential and fast growing, innovative companies within these sectors. Consequently, the Portfolio, from time to time, may have significant positions in particular sectors such as electronic technology and technology services.

Franklin Templeton Small Cap Growth Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. stock market.

•	Poor performance of individual stocks held by the Portfolio or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

Franklin Templeton Small Cap Growth Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

During the period shown above, the highest quarterly return was     % for the              quarter of         , and the lowest quarterly return was     % for the              quarter of         . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

	Past One Year	Life of the Portfolio (May 1, 2001)
Class A	%	%
Class B	%	%
Class E	%	%
Russell 2000 Growth Index	%	%

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A

Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Franklin Templeton Small Cap Growth Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	%	%	%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	%	%	%

Total Annual Portfolio Operating Expenses	%	%	%
Fee Waiver and/or Expense Reimbursement(1)%		%	%

Net Operating Expenses(1)%		%	%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2005 through April 30, 2006, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy, and similar subsidies in effect in earlier periods, are subject to the Portfolio’s obligation to repay MetLife Advisers in future years, if any, when the Portfolio’s expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy in question; provided, however, that the Portfolio is not obligated to repay such expenses more than three years after the end of the fiscal year in which the expenses were incurred.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$	$	$	$
Class B	$	$	$	$
Class E	$	$	$	$

Franklin Templeton Small Cap Growth Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization.    The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Initial Public Offerings.    The Portfolio’s investments in initial public offerings (“IPOs”) can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio’s asset base is smaller, and thus will decline as the Portfolio’s assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

Sector Investing.    To the extent that the Portfolio has significant investments in one or a few sectors, such as electronic technology or technology services, it bears more risk than a fund which maintains broad sector diversification.

Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing and tight profit margins.

Electronic technology and technology service companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies are in the emerging stage of

Franklin Templeton Small Cap Growth Portfolio

development and are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by Franklin Templeton.

Portfolio Management

Together, Franklin Templeton and its affiliates managed over $         billion in assets as of December 31, 2004. Franklin Templeton is located at One Franklin Parkway, San Mateo, California 94403-1906.

Michael McCarthy, CFA, Senior Vice President of Franklin Templeton, manages the Portfolio along with Zack Perry, CFA, Brad Carris and Ed Jamieson. Mr. McCarthy has been a manager of the Portfolio since its inception. He joined Franklin Templeton in 1992. Mr. Perry has been a manager of the Portfolio since March 2004. He joined Franklin Templeton in 1996. Mr. Carris has been a manager of the Portfolio since March 2004. He joined Franklin Templeton in 2001. Mr. Jamieson has been a manager of the Portfolio since its inception. He joined Franklin Templeton in 1987.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Portfolio’s average daily net assets, and 0.85% for amounts over $500 million. For the year ended December 31, 2004, the Portfolio paid MetLife Advisers an investment advisory fee of         % of the Portfolio’s average daily net assets.

Loomis Sayles Small Cap Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital growth from investments in common stocks or other equity securities.

Principal Investment Strategies

Loomis, Sayles & Company, L.P. (“Loomis Sayles”), subadviser to the Portfolio, will, under normal circumstances, invest at least 80% of the Portfolio’s assets in equity securities of companies with market capitalizations that fall, at the time of purchase, within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. You will receive 60 days’ prior notice if this 80% minimum is going to change. The Portfolio may invest the rest of its assets in larger companies. Loomis Sayles may invest up to 20% of the Portfolio’s assets in securities of foreign issuers, including emerging markets securities. The Portfolio invests in both value and growth stocks. Loomis Sayles typically does not consider current income when making buy/sell decisions.

Stock Selection

Loomis Sayles begins with a universe of approximately 2,000 of the smallest U.S. companies that generally fall within the market capitalization range of the Russell 2000 Index.

Value Stocks.    Loomis Sayles may invest in stocks of companies which it believes are undervalued by the market in relation to earnings, dividends, assets and growth prospects. The Portfolio may also invest in companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Growth Stocks.    When investing in growth stocks, Loomis Sayles seeks companies that have distinctive products, technologies, or services; dynamic earnings growth; prospects for a high level of profitability; and solid management.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio.

•	Potentially rapid price changes (volatility) of equity securities.

Loomis Sayles Small Cap Portfolio

•	Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Loomis Sayles Small Cap Portfolio

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for the last ten full calendar years since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

During the period shown above, the highest quarterly return was     % for the              quarter of         , and the lowest quarterly return was     % for the              quarter of         . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

	Past One Year	Past Five Years	Past Ten Years
Class A	%	%	%
Class B*	%	%	%
Class E*	%	%	%
Russell 2000 Index	%	%	%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Loomis Sayles Small Cap Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	%	%	%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	%	%	%

Total Annual Portfolio Operating Expenses	%	%	%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$	$	$	$
Class B	$	$	$	$
Class E	$	$	$	$

Loomis Sayles Small Cap Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. The Portfolio may not perform as well as a fund which invests in only value or growth stocks.

Market Capitalization.    The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Real Estate Investment Trusts (REITs).    One category of equity securities in which the Portfolio invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to credit risk and market risk, although equity REITs are also subject to market risk.

Rule 144A Securities.    The Portfolio may invest in Rule 144A securities. Since trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless Loomis Sayles determines, under guidelines established by the Fund’s directors, that it is liquid.

Mutual Funds and Exchange Traded Funds.    The Portfolio may invest in mutual funds and exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are similar to mutual funds in that they are pools of securities. Since the value of a mutual fund or ETF

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Loomis Sayles Small Cap Portfolio

is based on the value of the individual securities it holds, the value of a Portfolio’s investment in the mutual fund or ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s or ETF’s fees and expenses.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. Loomis Sayles may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Loomis Sayles cannot assure that these techniques will be effective.

Emerging Markets.     The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing,

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Loomis Sayles Small Cap Portfolio

the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity markets.

If the price of a futures contract changes in unexpected ways compared to the price of the security or index on which the contract is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

Loomis Sayles has been in the investment management business since 1926. As of December 31, 2004, Loomis Sayles managed approximately $     billion in assets. Loomis Sayles’ address is One Financial Center, Boston, Massachusetts 02111.

Mark F. Burns and Joseph R. Gatz are the lead portfolio managers of the Portfolio and make the final investment decisions for the Portfolio. Mr. Burns manages the small cap growth portion of the Portfolio. Mr. Gatz manages the small cap value portion of the Portfolio with David G. Thelen. Mr. Burns and Mr. Gatz also make decisions with respect to the allocation of the Portfolio between small cap growth and small cap value stocks.

Mr. Burns, a Vice President of Loomis Sayles, joined Loomis Sayles in 1999 as an investment analyst and has co-managed the Portfolio since January 2005. Mr. Burns also serves as portfolio manager for other Loomis Sayles funds. Prior to joining Loomis Sayles, Mr. Burns was an investment analyst at New England Pension Consultants. Mr. Gatz, a Vice President of Loomis Sayles, joined Loomis Sayles as a portfolio manager in 1999 and has co-managed the Portfolio since January 2000. From 1993 until he joined Loomis Sayles, Mr. Gatz was a Portfolio Manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors. Mr. Thelen, a Vice President of Loomis Sayles, has co-managed the Portfolio since April 2000 and has been with Loomis Sayles for over 5 years.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Portfolio’s average daily net assets and 0.85% for amounts over $500 million. For the year ended December 31, 2004, the Portfolio paid MetLife Advisers an investment advisory fee of     % of the Portfolio’s average daily net assets.

Russell 2000 Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the return of the Russell 2000 Index. Although the Portfolio tries to mirror the performance of the Russell 2000 Index, its performance will not exactly match the index because the Portfolio incurs operating expenses. The Russell 2000 Index is an unmanaged group of common stocks, and therefore does not have these expenses.

Principal Investment Strategies

The Russell 2000 Index is composed of approximately 2000 small capitalization companies. As of June 30, 2004, the average stock market capitalization of companies in the Russell 2000 Index was approximately $     million. Metropolitan Life Insurance Company (“Metropolitan Life”), the subadviser to the Portfolio, invests the Portfolio’s assets in a statistically selected sample of the 2000 stocks included in the Russell 2000 Index. The stocks purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the Russell 2000 Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in the Russell 2000 Index. You will receive 60 days’ prior notice if this 80% minimum is going to change.

Principal Index Investing Strategies

In addition to securities of the type contained in the Russell 2000 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Russell 2000 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Russell 2000 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Russell 2000 Index Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. stock market.

•	Potentially rapid price changes (volatility) of equity securities.

•	Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

Russell 2000 Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

During the period shown above, the highest quarterly return was     % for the              quarter of         , and the lowest quarterly return was     % for the              quarter of         . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

	Past One Year	Past Five Years	Life of the Portfolio (November 1, 1998)
Class A	%	%	%
Class B*	%	%	%
Class E*	%	%	%
Russell 2000 Index	%	%	%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A

Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Russell 2000 Index Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	%	%	%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	%	%	%

Total Annual Portfolio Operating Expenses	%	%	%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$	$	$	$
Class B	$	$	$	$
Class E	$	$	$	$

Russell 2000 Index Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund’s principal underwriter and distributor. Metropolitan Life

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Russell 2000 Index Portfolio

also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2004, Metropolitan Life managed approximately $     billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Urmil Shah, Norman Hu, and Mirsad Usejnoski are the assistant portfolio managers of the Portfolio.

Ms. Lituchy oversees the management of the Portfolio and is a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she managed the pension plan of the Bristol-Myers-Squibb Company.

Mr. Shah is an assistant portfolio manager and the portfolio administration manager for the Portfolio and an Associate Director in the Investments Department of Metropolitan Life. He is responsible for assisting in all aspects of portfolio management for the Portfolio and has oversight responsibilities for the portfolio administrative staff, daily operations, data integrity and portfolio systems administration. Prior to joining Metropolitan Life in 2001, he was a portfolio management assistant on equity index funds for the Bank of New York.

Mr. Hu is an assistant portfolio manager and trader for the Portfolio and an Associate in the Investments Department of Metropolitan Life. He also assists in all other aspects of portfolio management, including portfolio analysis and daily operations. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

Mr. Usejnoski is an assistant portfolio manager and trader for the Portfolio and an Associate in the Investments Department of Metropolitan Life. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. For the year ended December 31, 2004, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

T. Rowe Price Small Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital growth.

Principal Investment Strategies

T. Rowe Price Associates Inc. (“T. Rowe Price”), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio’s net assets in a diversified group of small capitalization companies. You will receive 60 days’ prior notice if this 80% minimum is going to change. T. Rowe Price defines small capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of or smaller than the market capitalization of the smallest 100 companies in the S&P 500 Index. As of December 31, 2004, this included companies with market capitalizations of approximately $     billion and below. A company will continue to be considered a small capitalization company even if, through market appreciation, the company’s market cap value exceeds these small capitalization measures. The Portfolio will be very broadly diversified and the top 25 holdings will not constitute a large portion of assets. This broad diversification should minimize the effects of individual security selection on Portfolio performance. While most assets will be invested in U.S. common stocks, other securities may also be purchased for the Portfolio, including foreign stocks, futures and options, in keeping with its objective.

Stock Selection

T. Rowe Price uses a number of quantitative models designed by it to identify key characteristics of small-cap growth stocks. Based on these models, and fundamental company research, stocks are selected in a “top down” manner so that the Portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings growth. In building the investment models and adjusting them as needed, T. Rowe Price draws on its extensive experience in all aspects of small-cap growth investing—research, portfolio strategy, and trading.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

T. Rowe Price Small Cap Growth Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

T. Rowe Price Small Cap Growth Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

During the period shown above, the highest quarterly return was     % for the              quarter of         , and the lowest quarterly return was     % for the              quarter of         . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

	Past One Year	Past Five Years	Life of the Portfolio (March 1, 1997)
Class A	%	%	%
Class B*	%	%	%
Class E*	%	%	%
Russell 2000 Growth Index	%	%	%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio.    This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A

Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

T. Rowe Price Small Cap Growth Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	%	%	%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	%	%	%

Total Annual Portfolio Operating Expenses	%	%	%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$	$	$	$
Class B	$	$	$	$
Class E	$	$	$	$

T. Rowe Price Small Cap Growth Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization.    The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks. The Portfolio’s investment in foreign securities will be limited to 20% of total assets.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. T. Rowe Price may use certain techniques, such as forward contracts, to manage these risks. However, T. Rowe Price cannot assure that these techniques will be effective.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and futures and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties).

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

T. Rowe Price Small Cap Growth Portfolio

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by T. Rowe Price.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stock that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest up to 10% of its net assets in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

T. Rowe Price Small Cap Growth Portfolio

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Hybrid Instruments.    These instruments (a type of potentially high-risk derivative) can combine elements of equity and debt securities, futures and options. For example, the principal amount or interest rate of a hybrid instrument may be determined by reference to the price of some benchmark, such as a commodity, currency, securities index or interest rate. The interest rate or principal amount payable at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the benchmark. Under some conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and expose the Portfolio to losses if the other party to the transaction fails to meet its obligations. Hybrids can have limited liquidity and their use by a Portfolio may not be successful. The Portfolio’s investments in hybrid instruments are limited to 10% of total assets.

Portfolio Management

A Maryland corporation, T. Rowe Price dates back to 1937. In addition to managing the Portfolio, it provides investment management services to over eight million retail and institutional accounts. As of December 31, 2004, T. Rowe Price and its affiliates had investment management arrangements in effect for about $     billion. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202.

The Portfolio is managed by an Investment Advisory Committee. Paul W. Wojcik, Committee Chairman, has had day-to-day responsibility for management of the Portfolio since his election as Chairman in December 2000 and works with the Committee in developing and executing the Portfolio’s investment program. Mr. Wojcik has served as a member of the Committee since the Portfolio’s inception. He joined T. Rowe Price in 1996 and has been responsible for the development of systematic research and trading tools. Prior to joining T. Rowe Price he was a Senior Programmer/Analyst at Fidelity Investments. Mr. Wojcik and the Investment Advisory Committee manage other mutual funds for T. Rowe Price.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% for the first $100 million of the Portfolio’s average daily net assets, 0.50% for the next $300 million, and 0.45% for amounts over $400 million. For the year ended December 31, 2004, the Portfolio paid MetLife Advisers an investment advisory fee of     % of the Portfolio’s average daily net assets.

FI International Stock Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Fidelity Management & Research Company (“FMR”), subadviser to the Portfolio, normally invests the Portfolio’s assets primarily in non-U.S. securities. The Portfolio normally invests at least 80% of the Portfolio’s assets in stocks. You will receive 60 days’ prior notice if this 80% minimum is going to change. FMR normally invests the Portfolio’s assets primarily in common stocks.

Stock Selection

FMR normally diversifies the Portfolio’s investments across different countries and regions. In allocating the Portfolio’s investments across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole. In buying and selling securities for the Portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio’s exposure to changing security prices or other factors that affect security values. If FMR’s strategies do not work as intended, the Portfolio may not achieve its objective.

Country or Geographic Region

FMR considers a number of factors to determine whether an investment is tied to a particular country or region including: the source of government guarantees (if any); the primary trading market; the issuer’s domicile, sources of revenue, and location of assets; whether the investment is included in an index representative of a particular country or region; and whether the investment is exposed to the economic fortunes and risks of a particular country or region.

Stocks include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

FI International Stock Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

FI International Stock Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On December 16, 2003, FMR succeeded Putnam Investment Management, LLC (“Putnam”) as subadviser to the Portfolio. On January 24, 2000, Putnam succeeded Santander Global Advisors, Inc. (“Santander”) as subadviser to the Portfolio. The performance information set forth below relates to the last ten full calendar years and, therefore, reflects the management of FMR, Putnam and Santander.

During the period shown above, the highest quarterly return was     % for the              quarter of         , and the lowest quarterly return was     % for the              quarter of         . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

	Past One Year	Past Five Years	Past Ten Years
Class A	%	%	%
Class B*	%	%	%
Class E*	%	%	%
MSCI EAFE Index	%	%	%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

FI International Stock Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A

Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees(1)%		%	%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(1)(2)%		%	%

Total Annual Portfolio Operating Expenses(1)(2)%		%	%

(1)	The Management fee shown above reflects the fee currently in effect.
(2)	The Portfolio directed certain portfolio trades to brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio’s Total Annual Operating Expenses would have been % for Class A shares, % for Class B shares and % for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$	$	$	$
Class B	$	$	$	$
Class E	$	$	$	$

FI International Stock Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). This risk is generally greater for small and mid cap companies.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. FMR may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, FMR cannot assure that these techniques will be effective.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

FI International Stock Portfolio

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

While FMR is the subadviser to the Portfolio, the day-to-day investment management decisions for the Portfolio will be made by FMR Co., Inc. (“FMRC”), which serves as sub-subadviser to the Portfolio. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2004, FMR and its affiliates managed approximately $     billion in assets. FMR’s address is 82 Devonshire Street, Boston MA 02109.

Penny Dobkin is the Portfolio Manager of the Portfolio. Ms. Dobkin has worked as a research analyst and manager at FMR since 1980.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.86% for the first $500 million of the Portfolio’s average daily net assets, 0.80% for the next $500 million, and 0.75% for amounts over $1 billion. Prior to December 16, 2003, the Portfolio paid MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Portfolio’s average daily net assets, 0.85% for the next $500 million, and 0.80% for amounts over $1 billion. For the year ended December 31, 2004, the Portfolio paid MetLife Advisers an investment advisory fee of     % of the Portfolio’s average daily net assets.

Morgan Stanley EAFE Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the MSCI EAFE Index. Although the Portfolio tries to mirror the performance of the MSCI EAFE Index, its performance will not exactly match the index because the Portfolio incurs operating expenses. The MSCI EAFE Index is an unmanaged group of common stocks, and therefore does not have these expenses.

Principal Investment Strategies

The MSCI EAFE Index (also known as the Morgan Stanley Capital International Europe Australasia Far East Index) is an index containing approximately 1100 equity securities of companies of varying capitalizations in developed countries outside the United States. As of December 31, 2004, countries included in the MSCI EAFE Index were Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Metropolitan Life Insurance Company (“Metropolitan Life”), the subadviser to the Portfolio, invests the Portfolio’s assets in a statistically selected sample of the approximately 1100 stocks included in the MSCI EAFE Index. The stocks purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the MSCI EAFE Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in the MSCI EAFE Index. You will receive 60 days’ prior notice if this 80% minimum is going to change.

Principal Index Investing Strategies

In addition to securities of the type contained in the MSCI EAFE Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the MSCI EAFE Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the MSCI EAFE Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Morgan Stanley EAFE Index Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in foreign stock markets.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

Morgan Stanley EAFE Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

During the period shown above, the highest quarterly return was     % for the              quarter of         , and the lowest quarterly return was     % for the              quarter of         . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

	Past One Year	Past Five Years	Life of the Portfolio (November 1, 1998)
Class A	%	%	%
Class B*	%	%	%
Class E*	%	%	%
MSCI EAFE Index	%	%	%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A

Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Morgan Stanley EAFE Index Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	%	%	%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	%	%	%

Total Annual Portfolio Operating Expenses	%	%	%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$	$	$	$
Class B	$	$	$	$
Class E	$	$	$	$

Morgan Stanley EAFE Index Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Morgan Stanley EAFE Index Portfolio

conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund’s principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2004, Metropolitan Life managed approximately $     billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Urmil Shah, Norman Hu, and Mirsad Usejnoski are the assistant portfolio managers of the Portfolio.

Ms. Lituchy oversees the management of the Portfolio and is a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she managed the pension plan of the Bristol-Myers-Squibb Company.

Mr. Shah is an assistant portfolio manager and the portfolio administration manager for the Portfolio and an Associate Director in the Investments Department of Metropolitan Life. He is responsible for assisting in all aspects of portfolio management for the Portfolio and has oversight responsibilities for the portfolio administrative staff, daily operations, data integrity and portfolio systems administration. Prior to joining Metropolitan Life in 2001, he was a portfolio management assistant on equity index funds for the Bank of New York.

Morgan Stanley EAFE Index Portfolio

Mr. Hu is an assistant portfolio manager and trader for the Portfolio and an Associate in the Investments Department of Metropolitan Life. He also assists in all other aspects of portfolio management, including portfolio analysis and daily operations. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

Mr. Usejnoski is an assistant portfolio manager and trader for the Portfolio and an Associate in the Investments Department of Metropolitan Life. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.30% of the Portfolio’s average daily net assets. For the year ended December 31, 2004, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

Oppenheimer Global Equity Portfolio

Investment Objective

The investment objective of the Portfolio is capital appreciation.

Principal Investment Strategies

OppenheimerFunds, Inc. (“Oppenheimer”), subadviser to the Portfolio, invests under normal circumstances 80% of the Portfolio’s assets in equity securities (primarily common stock) of U.S. and foreign-based companies. You will receive 60 days’ prior notice if this 80% minimum is going to change. The Portfolio can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Portfolio currently emphasizes its investments in developed markets such as the United States, Western European countries and Japan. The Portfolio does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid- and large-cap companies.

The Portfolio is not required to allocate its investments in any set percentages in any particular country. The Portfolio normally will invest in at least three countries (one of which may be the United States). Typically, the Portfolio invests in a number of different countries.

Stock Selection

In selecting securities for the Portfolio, Oppenheimer looks primarily for foreign and U.S. companies with high growth potential. Oppenheimer uses fundamental analysis of a company’s financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is a part.

Oppenheimer considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. Oppenheimer currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

•	Stocks of small-, medium- and large-cap growth-oriented companies worldwide.

•	Companies that stand to benefit from global growth trends.

•	Businesses with strong competitive positions and high demand for their products or services.

•	Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, Oppenheimer considers the effect of worldwide trends on the growth of various

Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

Oppenheimer Global Equity Portfolio

business sectors. The trends, or global “themes,” currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

Principal Investment Risks

Investing in the Portfolio involves risk. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large cap stocks, of mid cap stocks or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

•	The Portfolio focuses its investments in mid- and large-capitalization companies, but it may also invest in stocks of small capitalization companies. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

Oppenheimer Global Equity Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2005, the Portfolio changed its subadviser from Deutsche Investment Management Americas Inc. to Oppenheimer, and the Portfolio also changed its investment objective and principal investment strategy. Performance information set forth below reflects results prior to these changes.

During the period shown above, the highest quarterly return was     % for the              quarter of         , and the lowest quarterly return was     % for the          quarter of         . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

	Past One Year	Past Five Years	Life of the Portfolio (March 1, 1997)
Class A	%	%	%
Class B*	N/A	N/A	N/A
Class E**	%	%	%
MSCI World Index (net dividends)%		%	%

*       No Class B shares of this Portfolio were outstanding as of December 31, 2004.

**     Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Oppenheimer Global Equity Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A

Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	%	%	%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	%	%	%

Total Annual Portfolio Operating Expenses	%	%	%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$	$	$	$
Class B	$	$	$	$
Class E	$	$	$	$

Oppenheimer Global Equity Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization Risk.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Industry Focus.    At times, the Portfolio may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies or other events that affect that industry more than others. To the extent that the Portfolio has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry. The Portfolio does not concentrate 25% or more of its total assets in investments in any one industry.

Investing in Special Situations.    Periodically, the Portfolio might use aggressive investment techniques. These might include seeking to benefit from what Oppenheimer perceives to be “special situations,” such as mergers, reorganizations, restructurings or other unusual events expected to affect a particular issuer. However, there is a risk that the change or event might not occur, which could have a negative impact on the price of the issuer’s securities. The Portfolio’s investment might not produce the expected gains or could incur a loss.

Oppenheimer Global Equity Portfolio

Cyclical Opportunities.    The Portfolio may also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if Oppenheimer believes they have growth potential. The Portfolio might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is a risk that if the event does not occur as expected, the value of the stock could fall, which in turn could depress the Portfolio’s share prices.

Foreign Securities

The Portfolio expects to have substantial investments in foreign securities. For purposes of the Portfolio’s investment allocations, foreign securities include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities issued or guaranteed by governments other than the U.S. government or by foreign supra-national entities. They also include securities of companies (including those that are located in the U.S. or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a significant portion of their assets abroad. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.

Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the counter markets are considered to be foreign securities for the purpose of the Portfolio’s investment allocations. They are subject to some of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or

Oppenheimer Global Equity Portfolio

similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. Oppenheimer may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Oppenheimer cannot assure that these techniques will be effective.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

It is a fundamental policy of the Portfolio that no more than 5% of its assets may be committed to transactions in options, futures or other derivative instruments that are intended for any purpose other than to protect against changes in market values of investments the Portfolio owns or intends to acquire, to facilitate the

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

Oppenheimer Global Equity Portfolio

sale or disposition of investments for the Portfolio, or to adjust the effective duration or maturity of fixed-income instruments owned by the Portfolio.

It is a fundamental policy of the Portfolio that no put options may be sold other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by Oppenheimer.

Portfolio Management

Oppenheimer has operated as an investment advisor since January 1960. Oppenheimer and its subsidiaries and controlled affiliates managed more than $             billion in assets as of December 31, 2004. Oppenheimer is located at Two World Financial Center, 225 Liberty Street – 11th Floor, New York, New York 10281-1008.

William Wilby and Rajeev Bhaman are principally responsible for the day-to-day management of the Portfolio. Mr. Wilby is a Senior Vice President (since October 1992) and Senior Investment Officer, Director of Equities of Oppenheimer (since August 2004). Mr. Wilby also serves as an officer and portfolio manager for various Oppenheimer funds. Mr. Bhaman is a Vice President of Oppenheimer (since November 1996) and portfolio manager of various Oppenheimer funds. He is a Chartered Financial Analyst.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio mangers’ ownership of securities in the Portfolio.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $50 million of the Portfolio’s average daily net assets, 0.55% for the next $50 million, 0.50% for the next $400 million, and 0.475% for amounts over $500 million. For the year ended December 31, 2004, the Portfolio paid MetLife Advisers an investment advisory fee of     % of the Portfolio’s average daily net assets.

BlackRock Diversified Portfolio

Investment Objective

The investment objective of the Portfolio is high total return while attempting to limit investment risk and preserve capital.

Principal Investment Strategies

BlackRock Advisors, Inc. (“BlackRock”), subadviser to the Portfolio, under normal circumstances, invests the Portfolio’s assets in equity securities and fixed-income securities. The amount of assets invested in each type of security will depend upon economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each type of security.

The Portfolio’s investments in equity securities will be in stocks and convertible securities that BlackRock believes have attractive long-term risk adjusted return potential.

The Portfolio’s fixed-income investments will be in investment grade fixed-income securities, including debt securities issued by the U.S. Treasury or any U.S. Government agency, mortgage-backed securities (both privately issued and issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities) and asset-backed securities, including collateralized mortgage obligations (“CMOs”) and collateralized debt obligations (“CDOs”), U.S. dollar-denominated debt securities of foreign issuers and corporate debt. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

No combination of investments in high yield securities, foreign securities (defined as securities not denominated in the U.S. dollar) or emerging market securities will exceed 30% of the Portfolio’s total assets. The Portfolio may invest (1) up to 20% of its total assets in high yield securities; (2) up to 20% of its total assets in foreign securities; and (3) up to 10% of its total assets in securities of issuers located in developing or emerging market countries. (Securities purchased by the Portfolio within the 10% limit in clause (3) will not be counted toward the limits in clauses (1) or (2), but will be counted toward the overall 30% limit.)

The Portfolio’s high yield securities may include convertible bonds, convertible preferred stocks, warrants and other securities attached to high yield bonds or other fixed-income securities.

The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio’s duration.

As a fundamental policy, the Portfolio limits investment in securities of foreign issuers (excluding ADRs) up to 10% of total

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this Prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as “junk bonds”). High yield securities are typically riskier than investment grade securities.

BlackRock Diversified Portfolio

assets, except that 25% may be invested in securities issued, assumed or guaranteed by foreign governments or their instrumentalities, assumed or guaranteed by domestic issuers or issued, assumed or guaranteed by foreign issuers with a class of securities listed on the New York Stock Exchange. Combined with the above limits on foreign securities, the Portfolio may invest up to 35% of its assets in American Depositary Receipts (“ADRs”).

Investment Selection

Equity Securities.    With respect to the Portfolio’s investments in equity securities, BlackRock’s portfolio management team responsible for the Portfolio uses the S&P 500® Index as a benchmark, and uses quantitative techniques to analyze a universe of approximately 800 companies, including those in the S&P 500® Index and about 300 other large and medium capitalization companies. Using a multi-factor model, the portfolio management team then identifies stocks with rising earnings expectations that are selling at low relative valuations when compared with their sector peers. Based on this information, and using sophisticated risk measurement tools, the portfolio management team then selects stocks, together with appropriate position weightings, that it believes will maximize the Portfolio’s equity portion’s return per unit of risk. With respect to the equity portion, the Portfolio seeks to maintain the market capitalization, sector allocations and style characteristics of such portion similar to those of the S&P 500® Index. Seeking to maintain the optimal risk/return trade-off, the portfolio management team rebalances the holdings in such portion regularly. The team assesses each stock’s changing characteristics relative to its contribution to portfolio risk. A stock is a candidate for sale when it no longer offers an appropriate return-to-risk trade-off. With respect to its equity portion, in order to remain fully invested and instead of purchasing and selling securities directly, the Portfolio may invest in depository receipts that seek to replicate the price performance and dividend yield of the S&P 500® Index.

Fixed-income Securities.    In selecting fixed-income securities, BlackRock establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. BlackRock also allocates the Portfolio’s fixed-income investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. BlackRock also decides how the Portfolio’s fixed-income portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, BlackRock relies primarily on its own research regarding the credit quality,

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

BlackRock Diversified Portfolio

yield characteristics and interest rate sensitivity of individual securities.

BlackRock monitors and adjusts the investments of the Portfolio’s fixed-income portion to try to maintain a duration generally within 1½ years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2004, the duration of this index was      years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. stock or U.S. or foreign fixed-income markets.

•	Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	Poor performance of individual fixed-income securities, including individual high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	Poor performance of the classes of fixed-income securities held by the Portfolio, including high yield debt securities.

•	Poor performance of equity securities relative to fixed-income securities when BlackRock emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when BlackRock invests relatively more of the Portfolio’s assets in fixed-income securities.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

BlackRock Diversified Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On January 31, 2005, BlackRock succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio. The performance information set forth below reflects the management of State Street Research, but not of BlackRock.

During the period shown above, the highest quarterly return was     % for the              quarter of         , and the lowest quarterly return was     % for the              quarter of         . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

	Past One Year	Past Five Years	Past Ten Years
Class A	%	%	%
Class B*	N/A	N/A	N/A
Class E**	%	%	%
S&P 500 Index	%	%	%
Lehman Brothers Aggregate Bond Index	%	%	%

*	No Class B shares of this Portfolio were outstanding as of December 31, 2004.
**	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A

Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

BlackRock Diversified Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	%	%	%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(1)%		%	%

Total Annual Portfolio Operating Expenses(1)%		%	%

(1)	The Portfolio directed certain portfolio trades to brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio’s Total Annual Operating Expenses would have been % for Class A shares, % for Class B shares and % for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$	$	$	$
Class B	$	$	$	$
Class E	$	$	$	$

BlackRock Diversified Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Securities

High yield securities, or “junk bonds,” have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

BlackRock Diversified Portfolio

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts and futures contracts, to manage these risks. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are a kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as currency, an interest rate or a security. Options and swap contracts are types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

BlackRock Diversified Portfolio

investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Zero (or Step) Coupons.    The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Asset-backed Securities.    The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Payment-in-Kind (PIK) Securities.    The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

BlackRock Diversified Portfolio

Structured Securities.    The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Collateralized Mortgage Obligations (CMOs).    The Portfolio may invest in CMOs, which are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities.

New Securities.    The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio’s objective and strategies.

Portfolio Management

BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which had approximately $342 billion of assets under management as of December 31, 2004. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc.

BlackRock Diversified Portfolio

The fixed-income portion of the Portfolio is managed by Keith Anderson and Scott Amero, whereas the equity portion is managed by David E. Byrket, CFA, and Frederick W. Herrmann, CFA. Mr. Anderson is a Managing Director at BlackRock, and has been a Managing Director of BlackRock Financial Management, Inc., an affiliate of BlackRock, since 1988. Mr. Amero has been a Managing Director of BlackRock Financial, Inc. since 1990. Mr. Byrket and Mr. Herrmann are Managing Directors of BlackRock, which they joined in 2003. Mr. Byrket and Mr. Herrmann were Managing Directors of Weiss, Peck and Greer, LLC from 2001 until 2003, and managed that firm’s quantitative equity portfolios from 1996 until 2003.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.50% for the first $500 million of the Portfolio’s average daily net assets, 0.45% for the next $500 million, and 0.40% for amounts over $1 billion. For the year ended December 31, 2004, the Portfolio paid MetLife Advisers an investment advisory fee of     % of the Portfolio’s average daily net assets.

MFS Total Return Portfolio

Investment Objective

The investment objective of the Portfolio is a favorable total return through investment in a diversified portfolio.

Principal Investment Strategies

Massachusetts Financial Services Company (“MFS”), subadviser to the Portfolio, normally invests at least 40%, but not more than 75%, of the Portfolio’s net assets in common stocks and related securities (referred to as “equity securities”) such as preferred stocks, and bonds, warrants or rights convertible into stock. The Portfolio may also invest in depositary receipts for such equity securities. The Portfolio may vary the percentage of its assets invested in any one type of security (within the limits described above) in accordance with MFS’ interpretation of economic and money market conditions, fiscal and monetary policy, and security values. The Portfolio focuses on undervalued equity securities issued by companies with large market capitalizations ($5 billion or more).

The Portfolio may invest in fixed-income securities such as corporate bonds, U.S. Government Securities, mortgage-backed securities and asset-backed securities. The Portfolio normally invests at least 25% of its net assets in non-convertible fixed-income securities. The fixed-income portion of the Portfolio invests primarily in investment grade fixed-income securities, but the Portfolio may invest up to 20% of its net assets in lower quality, high yield securities. Consistent with the principal investment strategies above, the Portfolio may invest up to 20% of its net assets in foreign securities and may have exposure to foreign currencies through its investments in these securities.

Investment Selection

Equity Securities.    The Portfolio will generally invest in equity securities of companies MFS believes are undervalued relative to their long-term potential due to a decline in the financial markets, poor economic conditions generally, developments in the issuer’s industry, or because the market has simply overlooked them. Undervalued equity securities generally have relatively lower price-to-book, price-to-sales and/or price-to-earnings ratios. MFS uses a bottom-up investment style in managing the equity portion of the Portfolio. This means that securities are selected based upon MFS’ assessment of the earnings, cash flows, competitive position and management abilities of the issuer.

Fixed-income Securities.    In selecting fixed-income investments for the Portfolio, MFS considers the view of its large group of fixed-income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed-income markets. In assessing the credit quality of fixed-income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but also performs its own independent credit analysis.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.

Asset-back securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this Prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as “junk bonds”). High yield securities are typically riskier than investment grade securities.

MFS Total Return Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign equity or fixed-income markets.

•	Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

•	Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk. Credit risk may be higher for fixed-income securities not backed by the full faith and credit of the U.S. Government.

•	Poor performance of equity securities relative to fixed-income securities when MFS emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when MFS invests relatively more of the Portfolio’s assets in fixed-income securities.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

MFS Total Return Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of three relevant broad-based securities market indexes. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, MFS succeeded Back Bay Advisors, L.P. (“Back Bay Advisors”) as subadviser to Total Return. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of both Back Bay Advisors and MFS.

During the period shown above, the highest quarterly return was     % for the              quarter of         , and the lowest quarterly return was     % for the              quarter of         . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

	Past One Year	Past Five Years	Past Ten Years
Class A	%	%	%
Class B*	%	%	%
Class E*	%	%	%
S&P 500 Index	%	%	%
Lehman Brothers Aggregate Bond Index	%	%	%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

MFS Total Return Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	%	%	%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	%	%	%

Total Annual Portfolio Operating Expenses	%	%	%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$	$	$	$
Class B	$	$	$	$
Class E	$	$	$	$

MFS Total Return Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Securities

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is called a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

MFS Total Return Portfolio

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. MFS may use certain techniques, such as forward contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

Asset-backed Securities.    The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Collateralized Mortgage Obligations (CMOs).    The Portfolio may invest in CMOs, which are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

MFS Total Return Portfolio

the Portfolio’s net assets would be invested in securities considered to be illiquid by the subadviser.

Portfolio Management

As of December 31, 2004, MFS managed approximately $     billion in assets worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

The Portfolio is managed by a team of portfolio managers, headed by Brooks A. Taylor, an MFS Vice President. The team is comprised of Kenneth J. Enright, Steven R. Gorham, Constantinos G. Mokas and Michael W. Roberge, each an MFS Senior Vice President, and William J. Adams, Edward B. Baldini, William P. Douglas, Alan T. Langsner and Katrina Mead, each an MFS Vice President.

Mr. Taylor and Mr. Roberge have been employed in the MFS investment management area since 1996; Mr. Enright, since 1986; Mr. Gorham, since 1992; Mr. Mokas, since 1990; Mr. Adams and Ms. Mead, since 1997; and Mr. Langsner, since 1999. Mr. Baldini has been employed in the MFS investment management area since 2000, prior to which he was a Senior Vice President at Scudder Kemper Investments. Mr. Douglas has been employed in the MFS investment management area since 2004, prior to which he was a Vice President and Senior Mortgage Analyst at Wellington Management Company, LLP.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.50% of the Portfolio’s average daily net assets. For the year ended December 31, 2004, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

BlackRock Bond Income Portfolio

Investment Objective

The investment objective of the Portfolio is a competitive total return primarily from investing in fixed-income securities.

Principal Investment Strategies

BlackRock Advisors, Inc. (“BlackRock”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s assets in fixed-income securities. You will receive 60 days’ prior notice if this 80% minimum is going to change. The Portfolio may invest in investment grade fixed-income securities, obligations of the U.S. Treasury or any U.S. government agency (“U.S. Government Securities”), mortgage-backed and asset-backed securities, corporate debt securities of U.S. and foreign issuers, and cash equivalents. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

No combination of investments in high yield securities, foreign securities (defined as securities not denominated in the U.S. dollar) or emerging market securities will exceed 30% of the Portfolio’s total assets. The Portfolio may invest (1) up to 20% of its total assets in high yield securities; (2) up to 20% of its total assets in foreign securities; and (3) up to 10% of its total assets in securities of issuers located in developing or emerging market countries. (Securities purchased by the Portfolio within the 10% limit in clause (3) will not be counted toward the limits in clauses (1) or (2), but will be counted toward the overall 30% limit.)

In addition to bonds, the Portfolio’s high yield securities may include convertible bonds, convertible preferred stocks, and warrants and other securities attached to bonds or other fixed-income securities.

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this Prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as ‘‘investment grade.”

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as “junk bonds”). High yield securities are typically riskier than investment grade securities.

BlackRock Bond Income Portfolio

The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio’s duration.

The Portfolio may also invest in payment-in-kind securities, structured securities, when-issued securities, and zero coupon bonds.

Investment Selection

BlackRock establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. BlackRock also allocates the Portfolio’s investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. BlackRock also decides how the Portfolio’s portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, BlackRock relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

Although the Portfolio does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of its foreign currency exposure.

BlackRock monitors and adjusts the Portfolio’s investments to try to maintain a duration generally within 1 1/2 years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2004, the duration of this index was      years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign fixed-income security markets.

•	Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk. Credit risk is higher for fixed-income securities not backed by the full faith and credit of the U.S. Government.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

BlackRock Bond Income Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, State Street Research & Management Company (“State Street Research”) succeeded Back Bay Advisors, L.P. (“BackBay Advisors”) as subadviser to the Portfolio. On January 31, 2005, BlackRock succeeded State Street Research as subadviser to the Portfolio. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research, but not of BlackRock.

During the period shown above, the highest quarterly return was     % for the              quarter of         , and the lowest quarterly return was     % for the              quarter of         . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

	Past One Year	Past Five Years	Past Ten Years
Class A	%	%	%
Class B*	%	%	%
Class E*	%	%	%
Lehman Brothers Aggregate Bond Index	%	%	%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

BlackRock Bond Income Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	%	%	%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	%	%	%

Total Annual Portfolio Operating Expenses	%	%	%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$	$	$	$
Class B	$	$	$	$
Class E	$	$	$	$

BlackRock Bond Income Portfolio

More About Investment Strategies and Risks

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Securities

High yield securities have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

BlackRock Bond Income Portfolio

securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts or futures contracts, to manage these risks. Although BlackRock does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of the Portfolio’s foreign currency exposure. However, BlackRock cannot assure that these techniques will be effective.

Other Risks

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Payment-in-Kind (PIK) Securities.    The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

Structured Securities.    The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

BlackRock Bond Income Portfolio

Zero (or Step) Coupons.    The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Warrants.    The Portfolio may invest in warrants and other equity securities attached to high yield bonds and other fixed-income securities. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities, but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Asset-backed Securities.    The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying equity security.

New Securities.    The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio’s objective and strategies.

BlackRock Bond Income Portfolio

Mortgage Dollar Roll Transactions.    The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser’s ability to forecast mortgage prepayment patterns on different mortgage pools.

Portfolio Management

BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which had approximately $342 billion of assets under management as of December 31, 2004. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc.

Keith Anderson and Scott Amero are responsible for the day-to-day management of the Portfolio. Mr. Anderson is a Managing Director at BlackRock, and has been a Managing Director of BlackRock Financial Management, Inc., an affiliate of BlackRock, since 1988. Mr. Amero has been a Managing Director of BlackRock Financial Management, Inc. since 1990.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.40% for the first $1 billion of the Portfolio’s average daily net assets, 0.35% for the next $1 billion, 0.30% for the next $1 billion and 0.25% for amounts over $3 billion. For the year ended December 31, 2004, the Portfolio paid MetLife Advisers an investment advisory fee of     % of the Portfolio’s average daily net assets.

Lehman Brothers Aggregate Bond Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Lehman Brothers Aggregate Bond Index. Although the Portfolio tries to mirror the performance of the Lehman Brothers Aggregate Bond Index, its performance will not exactly match the index because the Portfolio incurs operating expenses. The Lehman Brothers Aggregate Bond Index is an unmanaged group of fixed-income securities, and therefore does not have these expenses.

Principal Investment Strategies

The Lehman Brothers Aggregate Bond Index (the “Index”) is comprised of the Lehman Brothers Government/Credit Index, the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman Brothers Commercial Mortgage-Backed Securities Index. The Portfolio may continue to hold debt securities that no longer are included in the Index, if, together with any money market instruments or cash, such holdings are no more than 20% of the Portfolio’s net assets. The types of fixed-income securities included in the Index are debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (“U.S. Government Securities”), debt obligations issued or guaranteed by U.S. corporations, debt obligations issued or guaranteed by foreign companies, sovereign governments, municipalities, governmental agencies or international agencies, asset-backed securities and mortgage-backed securities. Metropolitan Life Insurance Company (“Metropolitan Life”), subadviser to the Portfolio, will invest in a sampling of the bonds included in the Index. The bonds purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio’s net assets in debt securities included in the Index. You will receive 60 days’ prior notice if this 80% minimum is going to change.

Principal Index Investing Strategies

In addition to securities of the type contained in the Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Lehman Brothers Aggregate Bond Index and/or related options to simulate full investment in the Index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Lehman Brothers Aggregate Bond Index Portfolio

deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in fixed-income security markets.

•	Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate, credit or market risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

Lehman Brothers Aggregate Bond Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

During the period shown above, the highest quarterly return was     % for the              quarter of         , and the lowest quarterly return was     % for the              quarter of         . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

	Past One Year	Past Five Years	Life of the Portfolio (November 1, 1998)
Class A	%	%	%
Class B*	%	%	%
Class E*	%	%	%
Lehman Brothers Aggregate Bond Index	%	%	%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A

Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Lehman Brothers Aggregate Bond Index Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	%	%	%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	%	%	%

Total Annual Portfolio Operating Expenses	%	%	%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$	$	$	$
Class B	$	$	$	$
Class E	$	$	$	$

Lehman Brothers Aggregate Bond Index Portfolio

More About Investment Strategies and Risks

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Zero (or Step) Coupons.    The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Lehman Brothers Aggregate Bond Index Portfolio

a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country.

Asset-backed Securities.    The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund’s principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2004, Metropolitan Life managed approximately $     billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Lehman Brothers Aggregate Bond Index Portfolio

Stacey Lituchy is the senior portfolio manager of the Portfolio. Tresa Lau is the assistant portfolio manager of the Portfolio.

Ms. Lituchy oversees the management of the Portfolio and is a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she managed the pension plan of the Bristol-Myers-Squibb Company.

Ms. Lau is responsible for portfolio management, performance attribution, portfolio analysis and daily operations and is an Associate in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2002, she was a cash manager in the Treasurer’s Department of MetLife, Inc.

The SAI provides additional information about portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. For the year ended December 31, 2004, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

Salomon Brothers Strategic Bond Opportunities Portfolio

Investment Objective

The investment objective of the Portfolio is to maximize total return consistent with preservation of capital.

Principal Investment Strategies

Salomon Brothers Asset Management Inc (“SBAM”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s assets in three classes of bonds and other fixed-income securities: (1) U.S. investment grade securities, including obligations of the U.S. Government or its agencies, authorities or instrumentalities (“U.S. Government Securities”), (2) U.S. and foreign high yield debt, and (3) foreign government securities. You will receive 60 days’ prior notice if this 80% minimum is going to change.

Investment Selection

SBAM determines how to invest the Portfolio’s assets in several steps:

SBAM has an investment committee consisting of senior portfolio managers that analyzes current interest rate trends and their impact on potential economic scenarios. This committee meets every month to revise its estimate of interest rate and general market trends. Based on this analysis, the Portfolio’s managers allocate assets among the various classes of securities in which the Portfolio invests. Once this allocation is set, SBAM focuses on specific investment opportunities within those areas.

SBAM considers many factors when selecting individual fixed-income securities, including the interest rate of the security, the interval at which the interest rate adjusts, the date of maturity of the security and the creditworthiness of the issuer. SBAM also considers the Portfolio’s likely need for liquidity, which can be influenced by redemptions (and opportunities for purchases of other securities), and the duration of the Portfolio, which will generally be approximately 3 to 7 years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign fixed-income security markets.

•	Poor performance of the classes of fixed-income securities held by the Portfolio.

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this Prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as ‘‘investment grade.”

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as “junk bonds”). High yield debt is typically riskier than investment grade securities.

Salomon Brothers Strategic Bond Opportunities Portfolio

•	Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

Salomon Brothers Strategic Bond Opportunities Portfolio

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

During the period shown above, the highest quarterly return was     % for the              quarter of         , and the lowest quarterly return was     % for the              quarter of         . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

	Past One Year	Past Five Years	Past Ten Years
Class A	%	%	%
Class B*	%	%	%
Class E*	%	%	%
Lehman Brothers Aggregate Bond Index	%	%	%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Salomon Brothers Strategic Bond Opportunities Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	%	%	%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	%	%	%

Total Annual Portfolio Operating Expenses	%	%	%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$	$	$	$
Class B	$	$	$	$
Class E	$	$	$	$

Salomon Brothers Strategic Bond Opportunities Portfolio

More About Investment Strategies and Risks

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage Dollar Roll Transactions.    The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser’s ability to forecast mortgage prepayment patterns on different mortgage pools.

Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Salomon Brothers Strategic Bond Opportunities Portfolio

country. SBAM may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, SBAM cannot assure that these techniques will be effective.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad fixed-income markets.

If the price of a futures contract changes in unexpected ways compared to the price of the security or index on which the contract is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

High Yield, High Risk Foreign Securities

SBAM may invest up to 100% of the Portfolio’s total assets in high yield, high risk foreign securities. High yield, high risk foreign

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

Salomon Brothers Strategic Bond Opportunities Portfolio

securities are typically issued by issuers in emerging market countries, and will therefore be subject to emerging market risks in addition to risks of foreign securities described above. Other risks may include high interest rates and under collateralization.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by the subadviser.

Portfolio Management

As of December 31, 2004, SBAM managed approximately $     billion in assets. SBAM is located at 399 Park Avenue, New York, New York 10022.

SBAM may delegate to its affiliate, Citigroup Asset Management Limited (“CAM Limited”), any of its responsibilities with respect to transactions of the Portfolio in foreign currencies and debt securities denominated in foreign currencies. CAM Limited is located at Citigroup Centre, Canada Square, London E145LB, England.

Roger Lavan is primarily responsible for the day-to-day management of the investment grade portion of the Portfolio. Mr. Lavan joined SBAM as Director and Portfolio Manager in 1990.

Peter Wilby is primarily responsible for the day-to-day management of the high yield and foreign sovereign securities portion of the Portfolio. Mr. Wilby joined SBAM in 1989 and is a Managing Director of SBAM.

David Scott is primarily responsible for the day-to-day management of currency transactions and certain non-dollar denominated debt securities investments of the Portfolio. Mr. Scott joined SBAM in 1994 and is a Managing Director of SBAM.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.65% of the Portfolio’s average daily net assets. For the year ended December 31, 2004, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

Salomon Brothers U.S. Government Portfolio

Investment Objective

The investment objective of the Portfolio is to maximize total return consistent with preservation of capital and maintenance of liquidity.

Principal Investment Strategies

Salomon Brothers Asset Management Inc (“SBAM”), subadviser to the Portfolio, generally invests at least 80% of the assets of the Portfolio in fixed-income securities issued by the U.S. Government or its agencies, authorities or instrumentalities (“U.S. Government Securities”), including repurchase agreements collateralized by U.S. Government Securities, and collateralized mortgage obligations (“CMOs”) that relate to U.S. Government Securities. You will receive 60 days’ prior notice if this 80% minimum is going to change. The Portfolio may also invest up to 20% of its total assets in investment grade fixed-income securities that are not U.S. Government Securities.

Investment Selection

SBAM determines how to invest assets of the Portfolio in several steps.

SBAM has an investment committee consisting of senior portfolio managers that analyzes current interest rate trends and their impact on potential economic scenarios. This committee meets every month to revise its estimate of interest rate and general economic trends. Based on this analysis, the portfolio manager of the Portfolio allocates assets among various classes of securities, including U.S. Treasury securities and securities of agencies or instrumentalities of the U.S. Government, mortgage-backed assets and investment grade fixed-income securities. The mortgage-backed assets in which the Portfolio invests include GNMA and FNMA mortgage-backed securities as well as privately issued mortgage-backed securities, including CMOs.

SBAM considers many factors when selecting individual fixed-income securities, including the interest rate of the security, the interval at which that interest rate adjusts, the date of maturity of the security and the creditworthiness of the issuer. SBAM also considers the Portfolio’s likely need for liquidity, which can be influenced by redemptions and opportunities for purchases of other securities, and the duration of the Portfolio, which SBAM will normally maintain between 2 and 5 years.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this Prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

Salomon Brothers U.S. Government Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in fixed-income security markets.

•	Poor performance of the types of fixed-income securities in which the Portfolio invests relative to other fixed-income securities.

•	Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

Salomon Brothers U.S. Government Portfolio

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

During the period shown above, the highest quarterly return was     % for the              quarter of         , and the lowest quarterly return was     % for the              quarter of         . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

	Past One Year	Past Five Years	Past Ten Years
Class A	%	%	%
Class B*	%	%	%
Class E*	%	%	%
Lehman Brothers Intermediate Government Bond Index	%	%	%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Salomon Brothers U.S. Government Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	%	%	%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(1)%		%	%

Total Annual Portfolio Operating Expenses(1)%		%	%

(1)	In earlier periods, MetLife Advisers contractually agreed to waive fees or pay certain expenses so as to limit the total operating expenses of each Class of the Portfolio to certain percentages. These subsidies were subject to the Portfolio’s obligation to repay MetLife Advisers in future years, if any, when the Portfolio’s expenses for any Class fall below the expense limit in effect at the time of the subsidy in question; provided, however, the Portfolio is not obligated to repay such expenses for more than two years after the end of the fiscal year in which such expense was incurred. The Portfolio’s Total Annual Operating Expenses shown above include amounts charged to the Portfolio for such deferred expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$	$	$	$
Class B	$	$	$	$
Class E	$	$	$	$

Salomon Brothers U.S. Government Portfolio

More About Investment Strategies and Risks

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Collateralized Mortgage Obligations (CMOs).    One type of security in which the Portfolio can invest is a CMO. CMOs are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government Securities.

Mortgage Dollar Roll Transactions.    The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser’s ability to forecast mortgage prepayment patterns on different mortgage pools.

Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad fixed-income markets.

If the price of a futures contract changes in unexpected ways compared to the price of the security or index on which the contract is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is called a premium.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

Salomon Brothers U.S. Government Portfolio

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by the subadviser.

Portfolio Management

As of December 31, 2004, SBAM managed approximately $     billion in assets. SBAM is located at 399 Park Avenue, New York, New York 10022.

Roger Lavan has been primarily responsible for the day-to-day management of the Portfolio since its inception. Mr. Lavan joined SBAM as Director and Portfolio Manager in 1990.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% of the Portfolio’s average daily net assets. For the year ended December 31, 2004, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

BlackRock Money Market Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of current income consistent with preservation of capital.

Principal Investment Strategies

BlackRock Advisors, Inc. (“BlackRock”), subadviser to the Portfolio, invests the Portfolio’s assets in a managed portfolio of money market instruments. The Portfolio may invest in the highest quality, short-term money market instruments or in U.S. Government Securities. The Portfolio may invest in commercial paper and asset-backed securities, including those issued in Rule 144A and other private placement transactions. The Portfolio also may invest in U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Portfolio may invest all of its assets in any one type of security.

Investment Selection

The Portfolio invests in short-term U.S. Government securities and corporate and asset-backed securities rated in the highest rating category by any two of Standard & Poor’s, Moody’s, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government Securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest in unrated securities, if they are determined by BlackRock to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker’s acceptances and master demand notes.

The dollar-weighted average portfolio maturity of the Portfolio may not exceed 90 days.

Principal Investment Risks

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100.00 per share, it is possible to lose money by investing in the Portfolio.

Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign fixed-income security markets.

A money market fund is a type of mutual fund that invests only in certain types of high quality securities with short maturities. These securities are sometimes referred to as money market instruments.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short-term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.

BlackRock Money Market Portfolio

•	Poor performance of individual money market instruments held by the Portfolio, which may be due to interest rate risk or credit risk. Credit risk is higher for money market instruments that are not backed by the full faith and credit of the U.S. Government.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional and national risk.

BlackRock Money Market Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of the 91-Day Treasury Bill Rate. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, State Street Research & Management Company (“State Street Research”) succeeded Back Bay Advisors, L.P. (“Back Bay Advisors”) as subadviser to the Portfolio. On January 31, 2005, BlackRock succeeded State Street Research as subadviser to the Portfolio. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research, but not of BlackRock.

During the period shown above, the highest quarterly return was     % for the              quarter of         , and the lowest quarterly return was     % for the              quarter of         . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

	Past One Year	Past Five Years	Past Ten Years
Class A	%	%	%
Class B*	%	%	%
Class E**	%	%	%
91-Day Treasury Bill Rate	%	%	%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
**	Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

BlackRock Money Market Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	%	%	%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	%	%	%

Total Annual Portfolio Operating Expenses	%	%	%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$	$	$	$
Class B	$	$	$	$
Class E	$	$	$	$

BlackRock Money Market Portfolio

More About Investment Strategies and Risks

Fixed-income Securities

Because of the short maturity and high credit quality of money market instruments, the risks associated with these instruments is generally lower than the risks associated with other fixed-income securities.

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 10% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Asset-backed Securities.    The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

BlackRock Money Market Portfolio

Portfolio Management

BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which had approximately $342 billion of assets under management as of December 31, 2004. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.35% for the first $1 billion of the Portfolio’s average daily net assets, 0.30% for the next $1 billion, and 0.25% for amounts over $2 billion. For the year ended December 31, 2004, the Portfolio paid MetLife Advisers an investment advisory fee of     % of the Portfolio’s average daily net assets.

Section III—Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio except Zenith Equity Portfolio pays MetLife Advisers an investment advisory fee. For each Portfolio other than the Asset Allocation Portfolios and the Zenith Equity Portfolio, MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Portfolio and MetLife Advisers pays each subadviser’s fees. MetLife Advisers is responsible for overseeing the subadvisers and for hiring and replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. A wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship

MetLife Advisers has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund’s Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits MetLife Advisers to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same subadvisers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different sizes.

Regulatory Matters and Litigation

Many of the Fund’s service providers have been the subject of regulatory inquiries and investigations relating to a variety of practices affecting the mutual fund industry, including market timing and late trading. A number of these service providers, including Massachusetts Financial Services Company and Franklin Advisers, Inc., have been the subject of regulatory and enforcement proceedings relating to these practices, and certain service providers have agreed to pay substantial financial penalties and remedies. In addition to these regulatory proceedings, certain of the Fund’s service providers are also the subject of lawsuits relating to these practices. It is possible that these service providers will be subject to further regulatory proceedings and named as defendants in additional lawsuits. In the future, regulatory actions and lawsuits may be initiated against other service providers of the Fund relating to market-timing and/or late-trading practices. These regulatory proceedings and lawsuits against the Fund’s subadvisers do not involve the Fund or trading in Fund shares. For additional information about these matters, please see the discussion under “Advisory Arrangements” in the SAI.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares and Class E shares. Under the distribution and services plans, the Class B shares and Class E shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The distribution and services plans also authorize the Fund to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. These fees will increase the cost of investing over time.

Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors (“market timing”), specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a Portfolio’s assets. The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in any Portfolio and, to the Fund’s knowledge, there are no arrangements currently in place to permit any contractowner to engage in market timing. As discussed above, the Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any contractowner’s financial intermediary.

The Fund requires that the Insurance Company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contractowners. In addition, MetLife Advisers monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager’s ability to manage the Portfolio. Under certain circumstances, MetLife Advisers may refer issues that come to its attention through such monitoring to the appropriate Insurance Company or Companies.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in that separate account and there is evidence of market timing in that separate account, the Fund or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contractowners of such separate account would no longer be able to make new investments in the Fund or any of its Portfolios. The Fund reserves the right to modify this policy, including any surveillance procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the

Insurance Company separate accounts by contacting the Insurance Companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the Insurance Company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contractowner may make. The terms of these contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and contractowners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contractowners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading that causes a Portfolio to incur increased expenses may be disruptive. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”). Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Share Valuation and Pricing

Net Asset Value

Each Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company, the Qualified Plan, Zenith Equity Portfolio, or the Asset Allocation Portfolios. Because certain Portfolios hold securities that are traded on foreign exchanges (that trade on weekends or other days when such Portfolios do not price their shares), the value of such Portfolios’ securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share for each Portfolio (other than BlackRock Money Market Portfolio (“Money Market Portfolio”)) is calculated by dividing the Portfolio’s net assets by its number of outstanding shares.

Securities Valuation

The entire investment portfolio of the Money Market Portfolio and any fixed-income securities with remaining maturities of 60 days or less held by any other Portfolio are valued at amortized cost. Other portfolio securities of each Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolios’ foreign equity securities using fair value prices based on third party vendor modeling tools.

Subject to the Board’s oversight, the Fund’s Board of Directors has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers or the subadvisers of the Portfolios, who value such assets as described above and operate under procedures approved by the Board.

The net asset value of each of the Asset Allocation Portfolios and the Zenith Equity Portfolio is calculated based on the net asset values of the Underlying Portfolios in which such Portfolio invests. The Underlying Portfolios that are Portfolios of the Fund will use fair value pricing in the circumstances and manner described above. For the manner in which, and circumstances under which, the Underlying Portfolios that are Portfolios of the Trust are fair valued, please refer to the prospectus of such Underlying Portfolios.

Dividends and Capital Gain Distributions

Money Market Portfolio

The Money Market Portfolio declares its net investment income daily and pays these amounts monthly as a dividend. The Money Market Portfolio does not expect to realize any long-term capital gains, but if it does, these gains will be distributed once a year.

Other Portfolios

Currently, each Portfolio other than the Money Market Portfolio annually pays as dividends substantially all net investment income (including any short-term capital gains). These Portfolios also annually distribute all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Portfolio, other than the Money Market Portfolio, may pay dividends from net investment income more or less often if the Fund’s Board of Directors deems it appropriate and if such change would not cause such Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Portfolio to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Portfolio must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Portfolio so elects) of such year. Dividends and distributions of each Portfolio are automatically reinvested in additional shares of that Portfolio.

Taxes

Each Portfolio is a separate entity for federal income tax purposes and intends to qualify as a “regulated investment company” under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). So long as a Portfolio distributes all of its net investment income and net capital gains to its shareholders, the Portfolio itself does not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if any such liability is incurred, the investment performance of such Portfolio will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Portfolio. In addition, a Portfolio’s investment in foreign securities or foreign currencies may increase or accelerate such Portfolio’s recognition of ordinary income and may affect the timing or amount of the Portfolio’s distributions.

A Portfolio’s investments in certain debt obligations may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Generally, owners of variable annuity and variable life contracts, and Qualified Plans, are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts or Qualified Plans may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59½ may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Portfolio in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

Since the shareholders of the Portfolios will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes.

For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable insurance contract. Please see the SAI for more information on taxes.

The discussion above is generally based on the assumption that the shares of each Portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of “investor control” over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions, and on the proceeds of any redemption of Portfolio shares, under the Code rules. Please see the SAI for further discussion.

Index Information

Morgan Stanley sponsors the MSCI EAFE Index, Lehman Brothers sponsors the Lehman Brothers Aggregate Bond Index, Standard & Poor’s sponsors the Standard & Poor’s 500 Composite Stock Price Index and the Standard & Poor’s MidCap 400 Composite Stock Index, and Frank Russell Company sponsors the Russell 2000 Index (together referred to as “index sponsors”). The index sponsors have no responsibility for and do not participate in the management of Portfolio assets or sale of Portfolio shares. Each index and its associated trademarks and service marks are the exclusive property of the respective index sponsors. The Fund’s Statement of Additional Information (“SAI”) contains a more detailed description of the limited relationship the index sponsors have with Metropolitan Life and the Fund. “Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500”, “S&P MidCap 400”, “Standard & Poor’s MidCap 400”, and “500” are trademarks of Standard & Poor’s and references thereto have been made with permission. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolios. For more detailed information, see the discussion under “Index Sponsors” in the SAI.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2004) of each Portfolio for the past 5 years (or the life of the Portfolio and class, for those Portfolios and classes that have not been in existence for 5 years). Financial highlights for the Asset Allocation Portfolios are not yet available because those Portfolios commenced operations on May 1, 2005. Certain information reflects financial results for a single share of the respective class and Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report for 2004, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

BlackRock Investment Trust Portfolio

	Class A
	Year ended December 31,
	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$19.12	$26.01	$36.34	$39.14	$37.10

Income From Investment Operations
Net investment income	0.19	0.19	0.18	0.19	0.23
Net realized and unrealized gain (loss) on investments	5.54	(6.96)	(6.00)	(2.55)	6.38

Total from investment operations	5.73	(6.77)	(5.82)	(2.36)	6.61

Less Distributions
Distributions from net investment income	(0.18)	(0.12)	(0.25)	0.00	(0.24)
Distributions from net realized capital gains	0.00	0.00	(4.26)	(0.44)	(4.33)

Total distributions	(0.18)	(0.12)	(4.51)	(0.44)	(4.57)

Net Asset Value, End of Period	$24.67	$19.12	$26.01	$36.34	$39.14

Total Return (%)	30.2	(26.1)	(17.0)	(6.2)	18.5
Ratio of operating expenses to average net assets before expense reductions (%)	0.56	0.54	0.53	0.50	0.49
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.55	0.52	0.50	0.49	—
Ratio of net investment income to average net assets (%)	0.83	0.79	0.58	0.48	0.59
Portfolio turnover rate (%)	75	79	101	86	83
Net assets, end of period (000)	$1,886,744	$1,564,635	$2,457,339	$3,278,964	$3,623,316

	Class B				Class E
	Year ended December 31,		May 1, 2001(a) through December 31, 2001		Year ended December 31,		May 1, 2001(a) through December 31, 2001
	2003	2002			2003	2002
Net Asset Value, Beginning of Period	$18.93	$25.80	$29.14		$19.01	$25.89	$29.23

Income From Investment Operations
Net investment income	0.14	0.12	0.02		0.16	0.16	0.01
Net realized and unrealized gain (loss) on investments	5.48	(6.87)	(3.36)		5.51	(6.92)	(3.35)

Total from investment operations	5.62	(6.75)	(3.34)		5.67	(6.76)	(3.34)

Less Distributions
Distributions from net investment income	(0.15)	(0.12)	0.00		(0.18)	(0.12)	0.00

Total distributions	(0.15)	(0.12)	0.00		(0.18)	(0.12)	0.00

Net Asset Value, End of Period	$24.40	$18.93	$25.80		$24.50	$19.01	$25.89

Total Return (%)	29.9	(26.3)	(11.5	)(b)	30.0	(26.2)	(11.4	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.81	0.79	0.78	(c)	0.71	0.69	0.68	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.80	0.77	0.75	(c)	0.70	0.67	0.65	(c)
Ratio of net investment income to average net assets (%)	0.59	0.61	0.45	(c)	0.71	0.79	0.43	(c)
Portfolio turnover rate (%)	75	79	101		75	79	101
Net assets, end of period (000)	$14,219	$6,486	$2,849		$35,008	$7,575	$11

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

BlackRock Large Cap Value Portfolio

	Class A
	Year ended December 31, 2003	May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$7.95	$10.00

Income From Investment Operations
Net investment income	0.11	0.06
Net realized and unrealized gain (loss) on investments	2.71	(2.06)

Total from investment operations	2.82	(2.00)

Less Distributions
Distributions from net investment income	(0.10)	(0.05)

Total distributions	(0.10)	(0.05)

Net Asset Value, End of Period	$10.67	$7.95

Total Return (%)	35.7	(20.0	)(b)
Ratio of operating expenses to average net assets (%)	0.94	0.85	(c)
Ratio of net investment income to average net assets (%)	1.28	1.18	(c)
Portfolio turnover rate (%)	51	84	(c)
Net assets, end of period (000)	$33,113	$4,642
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	1.05	2.33	(c)

	Class B			Class E
	Year ended December 31, 2003	July 30, 2002(a) through December 31, 2002		Year ended December 31, 2003	May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$7.95	$8.30		$7.95	$10.00

Income From Investment Operations
Net investment income	0.04	0.03		0.08	0.04
Net realized and unrealized gain (loss) on investments	2.76	(0.36)		2.72	(2.04)

Total from investment operations	2.80	(0.33)		2.80	(2.00)

Less Distributions
Distributions from net investment income	(0.09)	(0.02)		(0.09)	(0.05)

Total distributions	(0.09)	(0.02)		(0.09)	(0.05)

Net Asset Value, End of Period	$10.66	$7.95		$10.66	$7.95

Total Return (%)	35.4	(4.0	)(b)	35.4	(20.0	)(b)
Ratio of operating expenses to average net assets (%)	1.19	1.10	(c)	1.09	1.00	(c)
Ratio of net investment income to average net assets (%)	1.02	0.93	(c)	1.14	1.03	(c)
Portfolio turnover rate (%)	51	84	(c)	51	84	(c)
Net assets, end of period (000)	$61	$1		$29,051	$4,911
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	1.30	2.58	(c)	1.20	2.48	(c)

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

BlackRock Legacy Large Cap Growth Portfolio

	Class A
	Year ended December 31,
	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$13.86	$20.74	$25.06	$29.34	$25.11

Income From Investment Operations
Net investment income	0.00	0.01	0.00	0.03	(0.01)
Net realized and unrealized gain (loss) on investments	4.87	(6.89)	(2.91)	(3.99)	8.34

Total from investment operations	4.87	(6.88)	(2.91)	(3.96)	8.33

Less Distributions
Distributions from net investment income	(0.01)	0.00	(0.07)	(0.09)	0.00
Distributions from net realized capital gains	0.00	0.00	(1.34)	0.00	(0.01)
Distributions in excess of net realized capital gains	0.00	0.00	0.00	(0.23)	(4.09)

Total distributions	(0.01)	0.00	(1.41)	(0.32)	(4.10)

Net Asset Value, End of Period	$18.72	$13.86	$20.74	$25.06	$29.34

Total Return (%)	35.2	(33.2)	(12.0)	(13.7)	34.1
Ratio of operating expenses to average net assets before expense reductions (%)	0.82	0.79	0.84	0.79	0.80
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.80	—	—	—	—
Ratio of net investment income to average net assets (%)	0.00	0.05	0.00	0.23	(0.03)
Portfolio turnover rate (%)	167	243	88	88	128
Net assets, end of period (000)	$539,840	$449,676	$788,097	$968,357	$841,053

	Class B			Class E
	Year ended December 31, 2003	July 30, 2002(a) through December 31, 2002		Year ended December 31,		May 1, 2001(a) through December 31, 2001
				2003	2002
Net Asset Value, Beginning of Period	$13.65	$14.64		$13.78	$20.64	$23.50

Income From Investment Operations
Net investment income	0.00	(0.01)		(0.02)	(0.01)	0.00
Net realized and unrealized gain (loss) on investments	4.81	(0.98)		4.83	(6.85)	(2.86)

Total from investment operations	4.81	(0.99)		4.81	(6.86)	(2.86)

Net Asset Value, End of Period	$18.46	$13.65		$18.59	$13.78	$20.64

Total Return (%)	35.2	(6.8	)(b)	34.9	(33.2)	(12.2	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.07	1.04	(c)	0.97	0.94	0.99	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.05	—		0.95	—	—
Ratio of net investment income to average net assets (%)	(0.04)	(0.24	)(c)	(0.14)	(0.06)	0.00	(c)
Portfolio turnover rate (%)	167	243		167	243	88
Net assets, end of period (000)	$89	$1		$37,288	$15,218	$4,994

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

Capital Guardian U.S. Equity Portfolio

	Class A			Class B
	Year ended December 31, 2003	May 1, 2002(a) through December 31, 2002		Year ended December 31, 2003	May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$7.90	$10.00		$7.89	$10.00

Income From Investment Operations
Net investment income	0.07	0.05		0.04	0.02
Net realized and unrealized gain (loss) on investments	2.89	(2.15)		2.90	(2.13)

Total from investment operations	2.96	(2.10)		2.94	(2.11)

Less Distributions
Distributions from net investment income	(0.05)	0.00		(0.05)	0.00

Total Distributions	(0.05)	0.00		(0.05)	0.00

Net Asset Value, End of Period	$10.81	$7.90		$10.78	$7.89

Total Return (%)	37.7	(21.0	)(b)	37.4	(21.1	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.76	0.74	(c)	1.01	0.99	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.74	0.60	(c)	0.99	0.85	(c)
Ratio of net investment income to average net assets (%)	0.65	0.88	(c)	0.39	0.63	(c)
Portfolio turnover rate (%)	27	30	(c)	27	30	(c)
Net assets, end of period (000)	$351,867	$309,078		$28,420	$9,157

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

Davis Venture Value Portfolio

	Class A
	Year ended December 31,
	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$19.39	$23.39	$29.20	$26.67	$23.15

Income From Investment Operations
Net investment income	0.21	0.17	0.12	0.16	0.12
Net realized and unrealized gain (loss) on investments	5.75	(3.98)	(3.07)	2.37	3.93

Total from investment operations	5.96	(3.81)	(2.95)	2.53	4.05

Less Distributions
Distributions from net investment income	(0.08)	(0.19)	(0.15)	0.00	(0.12)
Distributions from net realized capital gains	0.00	0.00	(2.71)	0.00	(0.32)
Distributions in excess of net realized capital gains	0.00	0.00	0.00	0.00	(0.09)

Total distributions	(0.08)	(0.19)	(2.86)	0.00	(0.53)

Net Asset Value, End of Period	$25.27	$19.39	$23.39	$29.20	$26.67

Total Return (%)	30.9	(16.4)	(11.1)	9.5	17.5
Ratio of operating expenses to average net assets before expense reductions (%)	0.79	0.80	0.83	0.79	0.81
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.79	0.78	0.82	0.79	—
Ratio of net investment income to average net assets (%)	0.95	0.79	0.55	0.62	0.55
Portfolio turnover rate (%)	12	24	21	25	22
Net assets, end of period (000)	$844,547	$675,704	$878,630	$925,265	$655,599

	Class B			Class E
	Year ended December 31, 2003	July 30, 2002(a) through December 31, 2002		Year ended December 31, 2003	February 20, 2001(a) through December 31,
					2002	2001
Net Asset Value, Beginning of Period	$19.33	$19.64		$19.33	$23.35	$25.29

Income From Investment Operations
Net investment income	0.07	0.04		0.14	0.16	0.02
Net realized and unrealized gain (loss) on investments	5.85	(0.35)		5.78	(4.01)	(1.96)

Total from investment operations	5.92	(0.31)		5.92	(3.85)	(1.94)

Less Distributions
Distributions from net investment income	(0.07)	0.00		(0.07)	(0.17)	0.00

Total distributions	(0.07)	0.00		(0.07)	(0.17)	0.00

Net Asset Value, End of Period	$25.18	$19.33		$25.18	$19.33	$23.35

Total Return (%)	30.7	(1.6	)(b)	30.7	(16.6)	(7.7	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.04	1.05	(c)	0.94	0.95	0.98	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.04	1.03	(c)	0.94	0.93	0.97	(c)
Ratio of net investment income to average net assets (%)	0.73	0.52	(c)	0.81	0.64	0.47	(c)
Portfolio turnover rate (%)	12	24		12	24	21
Net assets, end of period (000)	$547	$1		$754,011	$223,228	$42,132

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

FI Value Leaders Portfolio

	Class A
	Year ended December 31,
	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$124.89	$156.51	$183.39	$198.49	$208.34

Income From Investment Operations
Net investment income	2.13	1.53	1.06	1.16	1.78
Net realized and unrealized gain (loss) on investments	31.23	(31.88)	(26.45)	(11.28)	17.51

Total from investment operations	33.36	(30.35)	(25.39)	(10.12)	19.29

Less Distributions
Distributions from net investment income	(1.01)	(1.27)	(1.49)	0.00	(1.78)
Distributions from net realized capital gains	0.00	0.00	0.00	(4.98)	(27.36)

Total distributions	(1.01)	(1.27)	(1.49)	(4.98)	(29.14)

Net Asset Value, End of Period	$157.24	$124.89	$156.51	$183.39	$198.49

Total Return (%)	26.9	(19.5)	(13.9)	(5.2)	9.4
Ratio of operating expenses to average net assets before expense reductions (%)	0.74	0.72	0.78	0.73	0.74
Ratio of operating expenses to average net assets after expense reductions (%) (d)	—	0.71	0.74	0.70	—
Ratio of net investment income to average net assets (%)	1.49	1.30	0.60	0.61	0.94
Portfolio turnover rate (%)	53	142	154	138	115
Net assets, end of period (000)	$563,979	$491,124	$298,982	$388,127	$417,540

	Class B			Class E
	Year ended December 31, 2003	July 30, 2002(a) through December 31, 2002		Year ended December 31		May 1, 2001(a) through December 31, 2001
				2003	2002
Net Asset Value, Beginning of Period	$124.47	$125.90		$124.66	$156.28	$177.17

Income From Investment Operations
Net investment income	1.22	0.18		1.41	1.35	0.14
Net realized and unrealized gain (loss) on investments	31.95	(1.61)		31.68	(31.80)	(21.03)

Total from investment operations	33.17	(1.43)		33.09	(30.45)	(20.89)

Less Distributions
Distributions from net investment income	(0.92)	0.00		(0.92)	(1.17)	0.00

Total distributions	(0.92)	0.00		(0.92)	(1.17)	0.00

Net Asset Value, End of Period	$156.72	$124.47		$156.83	$124.66	$156.28

Total Return (%)	26.9	(1.1	)(b)	26.7	(19.6)	(11.8	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.99	0.97	(c)	0.89	0.87	0.93	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	—	0.96	(c)	—	0.86	0.89	(c)
Ratio of net investment income to average net assets (%)	1.15	1.36	(c)	1.31	1.15	0.61	(c)
Portfolio turnover rate (%)	53	142		53	142	154
Net assets, end of period (000)	$128	$6		$18,891	$5,619	$1,527

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

Harris Oakmark Large Cap Value Portfolio

	Class A
	Year Ended December 31,
	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$9.61	$11.56	$9.79	$8.93	$9.70

Income From Investment Operations
Net investment income	0.07	0.06	0.08	0.13	0.10
Net realized and unrealized gain (loss) on investments	2.38	(1.66)	1.72	0.97	(0.78)

Total from investment operations	2.45	(1.60)	1.80	1.10	(0.68)

Less Distributions
Distributions from net investment income	0.00	(0.09)	(0.03)	(0.14)	(0.08)
Distributions from net realized capital gains	0.00	(0.16)	0.00	(0.10)	(0.01)
Tax return of capital	0.00	(0.10)	0.00	0.00	0.00

Total distributions	0.00	(0.35)	(0.03)	(0.24)	(0.09)

Net Asset Value, End of Period	$12.06	$9.61	$11.56	$9.79	$8.93

Total Return (%)	25.5	(14.2)	18.4	12.4	(6.9)
Ratio of operating expenses to average net assets before expense reductions (%)	0.83	0.83	0.86	0.94	0.91
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.81	0.82	0.84	0.85	—
Ratio of net investment income to average net assets (%)	0.70	0.68	0.98	1.74	1.63
Portfolio turnover rate (%)	13	30	33	82	17
Net assets, end of period (000)	$296,728	$228,544	$213,758	$53,575	$38,378
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—	—	—	—	1.15

	Class B			Class E
	Year ended December 31, 2003	July 30, 2002(a) through December 31, 2002		Year ended December 31,		May 1, 2001(a) through December 31, 2001
				2003	2002
Net Asset Value, Beginning of Period	$9.59	$9.96		$9.59	$11.55	$11.00

Income From Investment Operations
Net investment income	0.02	0.01		0.04	0.09	0.00
Net realized and unrealized gain (loss) on investments	2.40	(0.38)		2.39	(1.71)	0.55

Total from investment operations	2.42	(0.37)		2.43	(1.62)	0.55

Less Distributions
Distributions from net investment income	0.00	0.00		0.00	(0.08)	0.00
Distributions from net realized capital gains	0.00	0.00		0.00	(0.16)	0.00
Tax return of capital	0.00	0.00		0.00	(0.10)	0.00

Total distributions	0.00	0.00		0.00	(0.34)	0.00

Net Asset Value, End of Period	$12.01	$9.59		$12.02	$9.59	$11.55

Total Return (%)	25.2	(3.7	)(b)	25.3	(14.3)	5.0	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.08	1.08	(c)	0.98	0.98	1.01	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.06	1.07	(c)	0.96	0.97	0.98	(c)
Ratio of net investment income to average net assets (%)	0.55	0.61	(c)	0.60	0.67	1.28	(c)
Portfolio turnover rate (%)	13	30		13	30	33
Net assets, end of period (000)	$1,138	$9		$99,196	$24,936	$185

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

Jennison Growth Portfolio

	Class A			Class B
	Year ended December 31, 2003	May 1, 2002(a) through December 31, 2002		Year ended December 31, 2003	May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$7.71	$10.00		$7.70	$10.00

Income From Investment Operations
Net investment income	0.02	0.02		0.00	0.00
Net realized and unrealized gain (loss) on investments	2.30	(2.31)		2.28	(2.30)

Total from investment operations	2.32	(2.29)		2.28	(2.30)

Less Distributions
Distributions from net investment income	(0.02)	0.00		(0.01)	0.00

Total Distributions	(0.02)	0.00		(0.01)	0.00

Net Asset Value, End of Period	$10.01	$7.71		$9.97	$7.70

Total Return (%)	30.1	(22.9	)(b)	29.7	(23.0	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.73	0.74	(c)	0.98	0.99	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.70	0.68	(c)	0.95	0.93	(c)
Ratio of net investment income to average net assets (%)	0.17	0.31	(c)	(0.11)	0.06	(c)
Portfolio turnover rate (%)	68	82	(c)	68	82	(c)
Net assets, end of period (000)	$343,253	$283,320		$256,079	$57,259

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

MetLife Stock Index Portfolio

	Class A
	Year Ended December 31,
	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$23.41	$30.60	$35.26	$40.59	$35.38

Income From Investment Operations
Net investment income	0.38	0.35	0.33	0.34	0.37
Net realized and unrealized gain (loss) on investments	6.11	(7.09)	(4.59)	(4.07)	6.89

Total from investment operations	6.49	(6.74)	(4.26)	(3.73)	7.26

Less Distributions
Distributions from net investment income	(0.45)	(0.23)	(0.09)	(0.35)	(0.36)
Distributions from net realized capital gains	0.00	(0.22)	(0.31)	(1.25)	(1.69)

Total distributions	(0.45)	(0.45)	(0.40)	(1.60)	(2.05)

Net Asset Value, End of Period	$29.45	$23.41	$30.60	$35.26	$40.59

Total Return (%)	28.2	(22.3)	(12.2)	(9.3)	20.8
Ratio of operating expenses to average net assets (%)	0.31	0.31	0.31	0.28	0.29
Ratio of net investment income to average net assets (%)	1.48	1.30	1.02	0.88	1.01
Portfolio turnover rate (%)	1	7	5	7	9
Net assets, end of period (000)	$3,931,839	$2,725,874	$3,665,168	$3,999,903	$4,205,202

	Class B				Class E
	Year ended December 31,		January 2, 2001(a) through December 31,		Year ended December 31,		May 1, 2001(a) through December 31,
	2003	2002	2001		2003	2002	2001
Net Asset Value, Beginning of Period	$22.92	$30.03	$33.71		$23.34	$30.54	$33.45

Income From Investment Operations
Net investment income	0.34	0.23	0.17		0.40	0.31	0.00
Net realized and unrealized gain (loss) on investments	5.95	(6.90)	(3.45)		6.02	(7.06)	(2.91)

Total from investment operations	6.29	(6.67)	(3.28)		6.42	(6.75)	(2.91)

Less Distributions
Distributions from net investment income	(0.41)	(0.22)	(0.09)		(0.43)	(0.23)	0.00
Distributions from net realized capital gains	0.00	(0.22)	(0.31)		0.00	(0.22)	0.00

Total distributions	(0.41)	(0.44)	(0.40)		(0.43)	(0.45)	0.00

Net Asset Value, End of Period	$28.80	$22.92	$30.03		$29.33	$23.34	$30.54

Total Return (%)	27.9	(22.5)	(9.8	)(b)	28.0	(22.4)	(8.7	)(b)
Ratio of operating expenses to average net assets (%)	0.56	0.56	0.56	(c)	0.46	0.46	0.46	(c)
Ratio of net investment income to average net assets (%)	1.24	1.17	0.83	(c)	1.34	1.36	0.93	(c)
Portfolio turnover rate (%)	1	7	5		1	7	5
Net assets, end of period (000)	$251,793	$88,517	$17,421		$142,284	$25,624	$33

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

MFS Investors Trust Portfolio

	Class A
	Year ended December 31,				April 30, 1999(a) through December 31, 1999
	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$6.81	$8.57	$10.23	$10.26	$10.00

Income From Investment Operations
Net investment income	0.05	0.05	0.05	0.04	0.02
Net realized and unrealized gain (loss) on investments	1.43	(1.78)	(1.67)	(0.06)	0.26

Total from investment operations	1.48	(1.73)	(1.62)	(0.02)	0.28

Less Distributions
Distributions from net investment income	(0.02)	(0.03)	(0.04)	(0.01)	(0.02)

Total distributions	(0.02)	(0.03)	(0.04)	(0.01)	(0.02)

Net Asset Value, End of Period	$8.27	$6.81	$8.57	$10.23	$10.26

Total Return (%)	21.9	(20.2)	(15.9)	(0.2)	2.9	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.98	0.90	0.90	0.90	0.90	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.96	0.88	—	—	—
Ratio of net investment income to average net assets (%)	0.68	0.62	0.58	0.51	0.45	(c)
Portfolio turnover rate (%)	88	63	86	68	60	(c)
Net assets, end of period (000)	$25,431	$20,618	$24,506	$18,422	$6,841
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	1.11	1.34	1.37	1.57	2.03	(c)

	Class B			Class E
	Year ended December 31, 2003	May 1, 2002(a) through December 31, 2002		Year ended December 31,		May 1, 2001(a) through December 31, 2001
				2003	2002
Net Asset Value, Beginning of Period	$6.80	$8.13		$6.81	$8.57	$9.56

Income From Investment Operations
Net investment income	0.02	0.01		0.03	0.04	0.01
Net realized and unrealized gain (loss) on investments	1.44	(1.34)		1.43	(1.77)	(1.00)

Total from investment operations	1.46	(1.33)		1.46	(1.73)	(0.99)

Less Distributions
Distributions from net investment income	(0.02)	0.00		(0.02)	(0.03)	0.00

Total distributions	(0.02)	0.00		(0.02)	(0.03)	0.00

Net Asset Value, End of Period	$8.24	$6.80		$8.25	$6.81	$8.57

Total Return (%)	21.5	(16.4	)(b)	21.5	(20.2)	(10.4	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.23	1.15	(c)	1.13	1.05	1.05	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.21	1.13	(c)	1.11	1.03	—
Ratio of net investment income to average net assets (%)	0.45	0.55	(c)	0.55	0.55	0.26	(c)
Portfolio turnover rate (%)	88	63		88	63	86
Net assets, end of period (000)	$48,960	$12,365		$12,077	$4,436	$730
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	1.36	1.59	(c)	1.26	1.49	1.52	(c)

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

T. Rowe Price Large Cap Growth Portfolio

	Class A
	Year Ended December 31,
	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$8.91	$11.64	$12.93	$13.41	$11.02

Income From Investment Operations
Net investment income	0.03	0.02	0.03	0.03	0.02
Net realized and unrealized gain (loss) on investments	2.71	(2.72)	(1.31)	(0.09)	2.43

Total from investment operations	2.74	(2.70)	(1.28)	(0.06)	2.45

Less Distributions
Distributions from net investment income	(0.01)	(0.03)	(0.01)	(0.02)	(0.03)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.40)	(0.03)

Total distributions	(0.01)	(0.03)	(0.01)	(0.42)	(0.06)

Net Asset Value, End of Period	$11.64	$8.91	$11.64	$12.93	$13.41

Total Return (%)	30.8	(23.2)	(9.9)	(0.4)	22.2
Ratio of operating expenses to average net assets before expense reductions (%)	0.79	0.77	0.76	0.78	0.87
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.77	0.76	0.75	0.77	—
Ratio of net investment income to average net assets (%)	0.28	0.22	0.27	0.23	0.23
Portfolio turnover rate (%)	37	49	67	62	46
Net assets, end of period (000)	$172,315	$127,939	$173,218	$180,072	$51,402
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—	—	—	—	1.31

	Class B			Class E
	Year ended December 31, 2003	July 30, 2002(a) through December 31, 2002		Year ended December 31,		May 1, 2001(a) through December 31, 2001
				2003	2002
Net Asset Value, Beginning of Period	$8.88	$8.96		$8.90	$11.63	$12.32

Income From Investment Operations
Net investment income	0.01	0.00		0.01	0.03	0.00
Net realized and unrealized gain (loss) on investments	2.72	(0.08)		2.71	(2.73)	(0.69)

Total from investment operations	2.73	(0.08)		2.72	(2.70)	(0.69)

Less Distributions
Distributions from net investment income	(0.01)	0.00		(0.01)	(0.03)	0.00

Total distributions	(0.01)	0.00		(0.01)	(0.03)	0.00

Net Asset Value, End of Period	$11.60	$8.88		$11.61	$8.90	$11.63

Total Return (%)	30.8	(0.9	)(b)	30.6	(23.3)	(5.6	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.04	1.02	(c)	0.94	0.92	0.91	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.02	1.01	(c)	0.92	0.91	0.90	(c)
Ratio of net investment income to average net assets (%)	0.06	0.00	(c)	0.14	0.07	0.75	(c)
Portfolio turnover rate (%)	37	49		37	49	67
Net assets, end of period (000)	$325	$1		$16,646	$3,119	$23

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

Zenith Equity Portfolio

	Year ended December 31,
	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Year	$263.54	$338.82	$411.89	$434.74	$468.03

Income From Investment Operations
Net investment income	1.57	0.79	1.37	5.85	3.35
Net realized and unrealized gain (loss) on investments	81.36	(75.01)	(68.85)	(26.21)	68.25

Total from investment operations	82.93	(74.22)	(67.48)	(20.36)	71.60

Less Distributions
Distributions from net investment income	(0.79)	(1.06)	(5.59)	(0.13)	(3.33)
Distributions from net realized capital gains	0.00	0.00	0.00	(2.36)	(101.18)
Distributions in excess of net realized capital gains	0.00	0.00	0.00	0.00	(0.38)

Total distributions	(0.79)	(1.06)	(5.59)	(2.49)	(104.89)

Net Asset Value, End of Year	$345.68	$263.54	$338.82	$411.89	$434.74

Total Return (%)	31.5	(22.0)	(16.4)	(4.7)	15.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.01 (a)	0.26	0.69	0.66	0.66
Ratio of operating expenses to average net assets after expense reductions (%) (b)	—	0.25	0.68	0.65	—
Ratio of net investment income to average net assets (%)	0.50	0.23	0.33	1.34	0.67
Portfolio turnover rate (%)	6	302	245	272	206
Net assets, end of year (000)	$1,042,983	$888,712	$1,310,358	$1,744,283	$2,064,016

(a)	The ratio of operating expenses does not include expenses of investment companies in which the Portfolio invests.
(b)	The Portfolio had entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

BlackRock Aggressive Growth Portfolio

	Class A
	Year Ended December 31,
	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$12.75	$17.88	$31.59	$38.45	$29.53

Income From Investment Operations
Net investment income	(0.06)	(0.03)	(0.02)	(0.04)	(0.12)
Net realized and unrealized gain (loss) on investments	5.26	(5.10)	(6.73)	(1.98)	9.86

Total from investment operations	5.20	(5.13)	(6.75)	(2.02)	9.74

Less Distributions
Distributions from net investment income	0.00	0.00	(0.01)	0.00	0.00
Distributions from net realized capital gains	0.00	0.00	(6.95)	(4.84)	(0.82)

Total distributions	0.00	0.00	(6.96)	(4.84)	(0.82)

Net Asset Value, End of Period	$17.95	$12.75	$17.88	$31.59	$38.45

Total Return (%)	40.8	(28.7)	(23.8)	(7.6)	33.2
Ratio of operating expenses to average net assets before expense reductions (%)	0.81	0.79	0.77	0.73	0.72
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.79	0.77	0.76	0.72	—
Ratio of net investment income to average net assets (%)	(0.38)	(0.18)	(0.11)	(0.12)	(0.31)
Portfolio turnover rate (%)	98	134	150	170	86
Net assets, end of period (000)	$926,897	$687,325	$1,069,246	$1,501,072	$1,600,841

	Class E
	Year Ended December 31,		May 1, 2001(a) through December 31, 2001
	2003	2002
Net Asset Value, Beginning of Period	$12.74	$17.88	$20.66

Income From Investment Operations
Net investment income	(0.04)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	5.20	(5.13)	(2.76)

Total from investment operations	5.16	(5.14)	(2.78)

Net Asset Value, End of Period	$17.90	$12.74	$17.88

Total Return (%)	40.6	(28.8)	(13.4	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.96	0.94	0.92	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.94	0.92	0.91	(c)
Ratio of net investment income to average net assets (%)	(0.52)	(0.24)	(0.12	)(c)
Portfolio turnover rate (%)	98	134	150
Net assets, end of period (000)	$11,286	$1,361	$0.1

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

FI Mid Cap Opportunities Portfolio

	Class A
	Year Ended December 31,
	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$10.41	$14.66	$23.38	$36.54	$17.44

Income From Investment Operations
Net investment income (loss)	(0.03)	(0.03)	(0.03)	(0.10)	(0.05)
Net realized and unrealized gain (loss) on investments	3.63	(4.22)	(8.69)	(10.66)	21.14

Total from investment operations	3.60	(4.25)	(8.72)	(10.76)	21.09

Less Distributions
Distributions from net realized capital gains	0.00	0.00	0.00	(2.40)	(1.99)

Total Distributions	0.00	0.00	0.00	(2.40)	(1.99)

Net Asset Value, End of Period	$14.01	$10.41	$14.66	$23.38	$36.54

Total Return (%)	34.6	(29.0)	(37.3)	(31.3)	122.9
Ratio of operating expenses to average net assets before expense reductions (%)	0.77	0.75	0.74	0.70	0.71
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.76	—	—	—	—
Ratio of net investment income to average net assets (%)	(0.24)	(0.27)	(0.17)	(0.33)	(0.41)
Portfolio turnover rate (%)	39	78	105	118	103
Net assets, end of period (000)	$873,202	$681,221	$1,067,259	$1,783,379	$1,931,797

	Class B				Class E
	Year ended December 31,		January 2, 2001(a) through December 31, 2001		Year ended December 31,		May 1, 2001(a) through December 31, 2001
	2003	2002			2003	2002
Net Asset Value, Beginning of Period	$10.27	$14.50	$21.47		$10.33	$14.58	$19.02

Income From Investment Operations
Net investment income (loss)	(0.05)	(0.06)	(0.04)		(0.03)	(0.01)	0.00
Net realized and unrealized gain (loss) on investments	3.57	(4.17)	(6.93)		3.60	(4.24)	(4.44)

Total from investment operations	3.52	(4.23)	(6.97)		3.57	(4.25)	(4.44)

Net Asset Value, End of Period	$13.79	$10.27	$14.50		$13.90	$10.33	$14.58

Total Return (%)	34.3	(29.2)	(32.5	)(b)	34.6	(29.2)	(23.3	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.02	1.00	0.99	(c)	0.92	0.90	0.89	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.01	—	—		0.91	—	—
Ratio of net investment income to average net assets (%)	(0.48)	(0.52)	(0.40	)(c)	(0.37)	(0.34)	(0.22	)(c)
Portfolio turnover rate (%)	39	78	105		39	78	105
Net assets, end of period (000)	$13,849	$9,037	$12,334		$12,991	$3,605	$28

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

Harris Oakmark Focused Value Portfolio

	Class A
	Year ended December 31,
	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$169.33	$186.12	$146.67	$121.71	$122.85

Income From Investment Operations
Net investment income	0.24	0.27	0.42	1.15	1.36
Net realized and unrealized gain (loss) on investments	54.97	(16.70)	40.09	23.81	(0.97)

Total from investment operations	55.21	(16.43)	40.51	24.96	0.39

Less Distributions
Distributions from net investment income	(0.28)	(0.36)	(1.06)	0.00	(1.36)
Distributions in excess of net investment income	0.00	0.00	0.00	0.00	(0.17)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.28)	(0.36)	(1.06)	0.00	(1.53)

Net Asset Value, End of Period	$224.26	$169.33	$186.12	$146.67	$121.71

Total Return (%)	32.7	(8.8)	27.8	20.5	0.3
Ratio of operating expenses to average net assets before expense reductions (%)	0.80	0.82	0.87	0.90	0.88
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.78	0.82	0.84	—	—
Ratio of net investment income to average net assets (%)	0.14	0.22	0.43	0.98	1.08
Portfolio turnover rate (%)	16	11	28	143	119
Net assets, end of period (000)	$614,742	$438,359	$370,959	$139,518	$109,280
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—	—	—	0.96	—

	Class B				Class E
	Year ended December 31,		February 20, 2001(a) through December 31, 2001		Year ended December 31,		May 1, 2001(a) through December 31, 2001
	2003	2002			2003	2002
Net Asset Value, Beginning of Period	$167.26	$184.25	$159.20		$168.22	$185.17	$164.26

Income From Investment Operations
Net investment income	0.01	0.16	0.01		0.07	0.25	0.02
Net realized and unrealized gain (loss) on investments	54.02	(16.83)	25.04		54.47	(16.85)	20.89

Total from investment operations	54.03	(16.67)	25.05		54.54	(16.60)	20.91

Less Distributions
Distributions from net investment income	(0.12)	(0.32)	0.00		(0.16)	(0.35)	0.00
Distributions in excess of net investment income	0.00	0.00	0.00		0.00	0.00	0.00
Distributions from net realized capital gains	0.00	0.00	0.00		0.00	0.00	0.00

Total distributions	(0.12)	(0.32)	0.00		(0.16)	(0.35)	0.00

Net Asset Value, End of Period	$221.17	$167.26	$184.25		$222.60	$168.22	$185.17

Total Return (%)	32.3	(9.1)	15.7	(b)	32.5	(9.0)	12.7	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.05	1.07	1.12	(c)	0.95	0.97	1.02	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.03	1.07	1.09	(c)	0.93	0.97	0.99	(c)
Ratio of net investment income to average net assets (%)	(0.13)	(0.06)	0.02	(c)	(0.03)	0.05	0.09	(c)
Portfolio turnover rate (%)	16	11	28		16	11	28
Net assets, end of period (000)	$540,656	$140,273	$24,082		$204,755	$74,818	$10,416

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

MetLife Mid Cap Stock Index Portfolio

	Class A
	Year ended December 31,			July 5, 2000(a) through December 31, 2000
	2003	2002	2001
Net Asset Value, Beginning of Period	$8.87	$10.46	$10.64	$10.00

Income From Investment Operations
Net investment income	0.08	0.05	0.06	0.03
Net realized and unrealized gain (loss) on investments	3.00	(1.60)	(0.19)	0.66

Total from investment operations	3.08	(1.55)	(0.13)	0.69

Less Distributions
Distributions from net investment income	(0.05)	(0.04)	(0.02)	(0.03)
Distributions from net realized capital gains	0.00	0.00	(0.03)	(0.02)

Total distributions	(0.05)	(0.04)	(0.05)	(0.05)

Net Asset Value, End of Period	$11.90	$8.87	$10.46	$10.64

Total Return (%)	35.0	(14.9)	(1.2)	6.8	(b)
Ratio of operating expenses to average net assets (%)	0.40	0.43	0.45	0.45	(c)
Ratio of net investment income to average net assets (%)	0.85	0.70	0.71	0.92	(c)
Portfolio turnover rate (%)	22	46	45	124	(c)
Net assets, end of period (000)	$180,211	$117,340	$97,505	$61,934
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—	—	0.52	0.83	(c)

	Class B			Class E
	Year ended December 31,		January 2, 2001(a) through December 31, 2001	Year ended December 31,		May 1, 2001(a) through December 31, 2001
	2003	2002		2003	2002
Net Asset Value, Beginning of Period	$8.83	$10.43	$10.54	$8.85	$10.45	$10.54

Income From Investment Operations
Net investment income	0.05	0.03	0.04	0.06	0.05	0.00
Net realized and unrealized gain (loss) on investments	2.99	(1.60)	(0.10)	3.00	(1.61)	(0.09)

Total from investment operations	3.04	(1.57)	(0.06)	3.06	(1.56)	(0.09)

Less Distributions
Distributions from net investment income	(0.04)	(0.03)	(0.02)	(0.05)	(0.04)	0.00
Distributions from net realized capital gains	0.00	0.00	(0.03)	0.00	0.00	0.00

Total distributions	(0.04)	(0.03)	(0.05)	(0.05)	(0.04)	0.00

Net Asset Value, End of Period	$11.83	$8.83	$10.43	$11.86	$8.85	$10.45

Total Return (%)	34.5	(15.1)	3.1 (b)	34.8	(15.0)	(0.9	)(b)
Ratio of operating expenses to average net assets (%)	0.65	0.68	0.70 (c)	0.55	0.58	0.60	(c)
Ratio of net investment income to average net assets (%)	0.61	0.46	0.48 (c)	0.71	0.62	0.00	(c)
Portfolio turnover rate (%)	22	46	45	22	46	45
Net assets, end of period (000)	$31,858	$12,790	$5,895	$49,881	$9,804	$0.1
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—	—	0.77 (c)	—	—	0.67	(c)

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

Neuberger Berman Partners Mid Cap Value Portfolio

	Class A
	Year ended December 31,
	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$12.76	$14.16	$14.82	$11.97	$10.73

Income From Investment Operations
Net investment income	0.06	0.06	0.13	0.04	0.06
Net realized and unrealized gain (loss) on investments	4.58	(1.42)	(0.50)	3.35	1.80

Total from investment operations	4.64	(1.36)	(0.37)	3.39	1.86

Less Distributions
Distributions from net investment income	(0.05)	(0.01)	(0.03)	(0.04)	(0.07)
Distributions from net realized capital gains	0.00	(0.03)	(0.26)	(0.50)	(0.55)

Total distributions	(0.05)	(0.04)	(0.29)	(0.54)	(0.62)

Net Asset Value, End of Period	$17.35	$12.76	$14.16	$14.82	$11.97

Total Return (%)	36.5	(9.6)	(2.5)	28.3	17.6
Ratio of operating expenses to average net assets before expense reductions (%)	0.80	0.80	0.81	0.87	0.72
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.77	0.77	0.69	0.76	—
Ratio of net investment income to average net assets (%)	0.41	0.43	0.90	0.58	0.86
Portfolio turnover rate (%)	61	84	212	207	134
Net assets, end of period (000)	$222,050	$156,117	$160,074	$131,356	$38,722
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—	—	—	—	1.18

	Class B				Class E
	Year ended December 31,		May 1, 2001(a) through December 31, 2001		Year ended December 31,		May 1, 2001(a) through December 31, 2001
	2003	2002			2003	2002
Net Asset Value, Beginning of Period	$12.69	$14.12	$14.36		$12.74	$14.15	$14.37

Income From Investment Operations
Net investment income	0.03	0.01	0.04		0.05	0.03	0.00
Net realized and unrealized gain (loss) on investments	4.55	(1.40)	(0.28)		4.57	(1.40)	(0.22)

Total from investment operations	4.58	(1.39)	(0.24)		4.62	(1.37)	(0.22)

Less Distributions
Distributions from net investment income	(0.04)	(0.01)	0.00		(0.05)	(0.01)	0.00
Distributions from net realized capital gains	0.00	(0.03)	0.00		0.00	(0.03)	0.00

Total distributions	(0.04)	(0.04)	0.00		(0.05)	(0.04)	0.00

Net Asset Value, End of Period	$17.23	$12.69	$14.12		$17.31	$12.74	$14.15

Total Return (%)	36.2	(9.9)	(1.7	)(b)	36.4	(9.7)	(1.5	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.05	1.05	1.06	(c)	0.95	0.95	0.96	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.02	1.02	0.97	(c)	0.92	0.92	0.87	(c)
Ratio of net investment income to average net assets (%)	0.18	0.17	0.77	(c)	0.29	0.29	0.67	(c)
Portfolio turnover rate (%)	61	84	212		61	84	212
Net assets, end of period (000)	$27,173	$11,113	$2,410		$28,400	$5,735	$32

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

BlackRock Strategic Value Portfolio

	Class A
	Year ended December 31,			July 5, 2000(a) through December 31, 2000
	2003	2002	2001
Net Asset Value, Beginning of Period	$11.07	$14.13	$12.24	$10.00

Income From Investment Operations
Net investment income (loss)	(0.01)	(0.04)	0.02	0.03
Net realized and unrealized gain (loss) on investments	5.56	(2.95)	1.94	2.29

Total from investment operations	5.55	(2.99)	1.96	2.32

Less Distributions
Distributions from net investment income	0.00	(0.01)	(0.01)	(0.03)
Distributions from net realized capital gains	0.00	(0.06)	(0.06)	(0.05)

Total distributions	0.00	(0.07)	(0.07)	(0.08)

Net Asset Value, End of Period	$16.62	$11.07	$14.13	$12.24

Total Return (%)	50.1	(21.3)	16.0	23.2	(b)
Ratio of operating expenses to average net assets (%)	0.93	0.95	0.98	1.05	(c)
Ratio of net investment income to average net assets (%)	(0.10)	(0.28)	0.18	1.12	(c)
Portfolio turnover rate (%)	44	27	15	24	(c)
Net assets, end of period (000)	$561,245	$319,202	$291,426	$54,379
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—	—	—	1.34	(c)

	Class B				Class E
	Year ended December 31,		May 1, 2001(a) through December 31, 2001		Year ended December 31,		May 1, 2001(a) through December 31, 2001
	2003	2002			2003	2002
Net Asset Value, Beginning of Period	$11.04	$14.12	$14.12		$11.04	$14.12	$14.12

Income From Investment Operations
Net investment income (loss)	(0.01)	0.00	0.00		(0.02)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	5.50	(3.01)	0.00		5.53	(3.00)	0.01

Total from investment operations	5.49	(3.01)	0.00		5.51	(3.01)	0.00

Less Distributions
Distributions from net investment income	0.00	(0.01)	0.00		0.00	(0.01)	0.00
Distributions from net realized capital gains	0.00	(0.06)	0.00		0.00	(0.06)	0.00

Total distributions	0.00	(0.07)	0.00		0.00	(0.07)	0.00

Net Asset Value, End of Period	$16.53	$11.04	$14.12		$16.55	$11.04	$14.12

Total Return (%)	49.7	(21.5)	0.0	(b)	49.9	(21.5)	0.0	(b)
Ratio of operating expenses to average net assets (%)	1.18	1.20	1.23	(c)	1.08	1.10	1.13	(c)
Ratio of net investment income to average net assets (%)	(0.26)	(0.53)	0.00	(c)	(0.22)	(0.43)	(0.25	)(c)
Portfolio turnover rate (%)	44	27	15		44	27	15
Net assets, end of period (000)	$1,120	$10	$0.1		$178,240	$56,055	$6,720

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

Franklin Templeton Small Cap Growth Portfolio

	Class A
	Year ended December 31,		May 1, 2001(a) through December 31, 2001
	2003	2002
Net Asset Value, Beginning of Period	$6.41	$8.88	$10.00

Income From Investment Operations
Net investment income (loss)	(0.04)	(0.04)	0.00
Net realized and unrealized gain (loss) on investments	2.92	(2.43)	(1.12)

Total from investment operations	2.88	(2.47)	(1.12)

Net Asset Value, End of Period	$9.29	$6.41	$8.88

Total Return (%)	44.9	(27.8)	(11.2	)(b)
Ratio of operating expenses to average net assets (%)	1.13	1.05	1.05	(c)
Ratio of net investment income to average net assets (%)	(0.68)	(0.60)	0.00	(c)
Portfolio turnover rate (%)	38	33	67	(c)
Net assets, end of period (000)	$25,762	$12,079	$7,468
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	1.32	1.51	2.69	(c)

	Class B				Class E
	Year ended December 31,		May 1, 2001(a) through December 31, 2001		Year ended December 31,		May 1, 2001(a) through December 31, 2001
	2003	2002			2003	2002
Net Asset Value, Beginning of Period	$6.39	$8.88	$10.00		$6.41	$8.88	$10.00

Income From Investment Operations
Net investment income (loss)	(0.05)	(0.04)	(0.01)		(0.04)	(0.01)	0.00
Net realized and unrealized gain (loss) on investments	2.90	(2.45)	(1.11)		2.90	(2.46)	(1.12)

Total from investment operations	2.85	(2.49)	(1.12)		2.86	(2.47)	(1.12)

Net Asset Value, End of Period	$9.24	$6.39	$8.88		$9.27	$6.41	$8.88

Total Return (%)	44.6	(28.0)	(11.2	)(b)	44.6	(27.8)	(11.2	)(b)
Ratio of operating expenses to average net assets (%)	1.38	1.30	1.30	(c)	1.28	1.20	1.20	(c)
Ratio of net investment income to average net assets (%)	(0.93)	(0.85)	(0.51	)(c)	(0.84)	(0.72)	(0.41	)(c)
Portfolio turnover rate (%)	38	33	67	(c)	38	33	67	(c)
Net assets, end of period (000)	$22,385	$9,403	$4,493		$10,029	$2,235	$6
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	1.57	1.76	2.94	(c)	1.47	1.66	2.84	(c)

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

Loomis Sayles Small Cap Portfolio

	Class A
	Year ended December 31,
	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$138.89	$177.25	$210.41	$201.73	$153.52

Income From Investment Operations
Net investment income	(0.34)	0.14	0.34	0.42	0.51
Net realized and unrealized gain (loss) on investments	51.00	(38.32)	(19.28)	10.13	48.23

Total from investment operations	50.66	(38.18)	(18.94)	10.55	48.74

Less Distributions
Distributions from net investment income	0.00	(0.18)	(0.53)	(0.01)	(0.53)
Distributions from net realized capital gains	0.00	0.00	(12.67)	(1.86)	0.00
Distributions in excess of net realized capital gains	0.00	0.00	(1.02)	0.00	0.00

Total Distributions	0.00	(0.18)	(14.22)	(1.87)	(0.53)

Net Asset Value, End of Period	$189.55	$138.89	$177.25	$210.41	$201.73

Total Return (%)	36.5	(21.6)	(8.8)	5.2	31.8
Ratio of operating expenses to average net assets before expense reductions (%)	0.99	0.97	1.00	0.96	1.00
Ratio of operating expenses to average net assets after expense reductions (%) (d)	—	0.97	1.00	0.95	—
Ratio of net investment income to average net assets (%)	(0.21)	0.14	0.18	0.22	0.34
Portfolio turnover rate (%)	118	99	111	148	146
Net assets, end of period (000)	$348,406	$281,477	$406,525	$486,439	$322,318
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—	—	1.00	0.95	1.10

	Class B			Class E
	Year ended December 31, 2003	July 30, 2002(a) through December 31, 2002		Year ended December 31, 2003	Year ended December 31, 2002	May 1, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$138.20	$144.89		$138.65	$177.03	$179.40

Income From Investment Operations
Net investment income	(0.24)	0.00		(0.37)	0.03	0.07
Net realized and unrealized gain (loss) on investments	50.63	(6.69)		50.67	(38.32)	(2.44)

Total from investment operations	50.39	(6.69)		50.30	(38.29)	(2.37)

Less Distributions
Distributions from net investment income	0.00	0.00		0.00	(0.09)	0.00

Total Distributions	0.00	0.00		0.00	(0.09)	0.00

Net Asset Value, End of Period	$188.59	$138.20		$188.95	$138.65	$177.03

Total Return (%)	36.5	(4.6	)(b)	36.3	(21.6)	(1.3	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.24	1.22	(c)	1.14	1.12	1.15	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	—	1.22	(c)	—	1.12	1.15	(c)
Ratio of net investment income to average net assets (%)	(0.46)	0.00	(c)	(0.37)	(0.01)	0.03	(c)
Portfolio turnover rate (%)	118	99		118	99	111
Net assets, end of period (000)	$98	$1		$31,759	$10,242	$2,142
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—	—		—	—	1.15	(c)

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

Russell 2000 Index Portfolio

	Class A
	Year ended December 31,
	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$8.25	$10.43	$10.37	$12.52	$10.53

Income From Investment Operations
Net investment income	0.08	0.08	0.10	0.11	0.08
Net realized and unrealized gain (loss) on investments	3.69	(2.20)	(0.01)	(0.55)	2.29

Total from investment operations	3.77	(2.12)	0.09	(0.44)	2.37

Less Distributions
Distributions from net investment income	(0.07)	(0.05)	(0.03)	(0.11)	(0.08)
Distributions from net realized capital gains	0.00	(0.01)	0.00	(1.60)	(0.30)

Total distributions	(0.07)	(0.06)	(0.03)	(1.71)	(0.38)

Net Asset Value, End of Period	$11.95	$8.25	$10.43	$10.37	$12.52

Total Return (%)	46.1	(20.5)	0.9	(3.8)	22.7
Ratio of operating expenses to average net assets (%)	0.47	0.49	0.55	0.55	0.45
Ratio of net investment income to average net assets (%)	0.89	0.99	1.03	0.89	1.04
Portfolio turnover rate (%)	42	53	47	78	67
Net assets, end of period (000)	$216,744	$131,184	$141,958	$125,738	$111,729
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—	—	0.56	0.55	0.89

	Class B				Class E
	Year ended December 31,		January 2, 2001(a) through December 31, 2001		Year ended December 31,		May 1, 2001(a) through December 31, 2001
	2003	2002			2003	2002
Net Asset Value, Beginning of Period	$8.16	$10.33	$9.84		$8.23	$10.42	$10.46

Income From Investment Operations
Net investment income	0.05	0.05	0.06		0.07	0.07	0.01
Net realized and unrealized gain (loss) on investments	3.65	(2.17)	0.46		3.69	(2.20)	(0.05)

Total from investment operations	3.70	(2.12)	0.52		3.76	(2.13)	(0.04)

Less Distributions
Distributions from net investment income	(0.06)	(0.04)	(0.03)		(0.07)	(0.05)	0.00
Distributions from net realized capital gains	0.00	(0.01)	0.00		0.00	(0.01)	0.00

Total distributions	(0.06)	(0.05)	(0.03)		(0.07)	(0.06)	0.00

Net Asset Value, End of Period	$11.80	$8.16	$10.33		$11.92	$8.23	$10.42

Total Return (%)	45.7	(20.6)	5.3	(b)	46.0	(20.6)	(0.4	)(b)
Ratio of operating expenses to average net assets (%)	0.72	0.74	0.80	(c)	0.62	0.64	0.70	(c)
Ratio of net investment income to average net assets (%)	0.64	0.79	0.83	(c)	0.74	1.08	1.58	(c)
Portfolio turnover rate (%)	42	53	47		42	53	47
Net assets, end of period (000)	$39,911	$13,267	$7,292		$38,059	$6,259	$8
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—	—	0.81	(c)	—	—	0.71	(c)

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

T. Rowe Price Small Cap Growth Portfolio

	Class A
	Year ended December 31,
	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$8.71	$11.89	$14.30	$15.73	$12.29

Income From Investment Operations
Net investment income (loss)	(0.04)	(0.04)	(0.04)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	3.60	(3.14)	(1.27)	(1.40)	3.47

Total from investment operations	3.56	(3.18)	(1.31)	(1.43)	3.44

Less Distributions
Distributions from net realized capital gains	0.00	0.00	(1.10)	0.00	0.00

Total distributions	0.00	0.00	(1.10)	0.00	0.00

Net Asset Value, End of Period	$12.27	$8.71	$11.89	$14.30	$15.73

Total Return (%)	40.9	(26.7)	(9.0)	(9.1)	28.0
Ratio of operating expenses to average net assets before expense reductions (%)	0.63	0.61	0.61	0.58	0.61
Ratio of operating expenses to average net assets after expense reductions(%) (d)	0.63	—	—	0.58	—
Ratio of net investment income to average net assets (%)	(0.39)	(0.38)	(0.34)	(0.19)	(0.27)
Portfolio turnover rate (%)	25	44	38	68	68
Net assets, end of period (000)	$297,728	$210,410	$298,699	$337,343	$269,518

	Class B			Class E
	Year ended December 31, 2003	July 30, 2002(a) through December 31, 2002		Year ended December 31,		May 1, 2001(a) through December 31, 2001
				2003	2002
Net Asset Value, Beginning of Period	$8.59	$8.67		$8.64	$11.80	$12.22

Income From Investment Operations
Net investment income (loss)	(0.01)	(0.01)		(0.03)	(0.02)	0.00
Net realized and unrealized gain (loss) on investments	3.53	(0.07)		3.54	(3.14)	(0.42)

Total from investment operations	3.52	(0.08)		3.51	(3.16)	(0.42)

Net Asset Value, End of Period	$12.11	$8.59		$12.15	$8.64	$11.80

Total Return (%)	41.0	(0.9	)(b)	40.6	(26.8)	(3.4	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.88	0.86	(c)	0.78	0.76	0.76	(c)
Ratio of operating expenses to average net assets after expense reductions(%) (d)	0.88	—		0.78	—	—
Ratio of net investment income to average net assets (%)	(0.59)	(0.63	)(c)	(0.52)	(0.53)	0.00	(c)
Portfolio turnover rate (%)	25	44		25	44	38
Net assets, end of period (000)	$152	$3		$11,353	$1,809	$0.1

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

FI International Stock Portfolio

	Class A
	Year ended December 31,
	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$7.76	$9.49	$12.39	$13.87	$14.14

Income From Investment Operations
Net investment income	0.11	0.08	0.08	0.02	0.13
Net realized and unrealized gain (loss) on investments	2.05	(1.73)	(2.57)	(1.42)	2.05

Total from investment operations	2.16	(1.65)	(2.49)	(1.40)	2.18

Less Distributions
Distributions from net investment income	(0.06)	(0.08)	(0.03)	(0.08)	(0.13)
Distributions from net realized capital gains	0.00	0.00	(0.38)	0.00	(2.32)

Total distributions	(0.06)	(0.08)	(0.41)	(0.08)	(2.45)

Net Asset Value, End of Period	$9.86	$7.76	$9.49	$12.39	$13.87

Total Return (%)	28.0	(17.5)	(20.6)	(10.1)	16.4
Ratio of operating expenses to average net assets before expense reductions (%)	1.13	1.12	1.16	—	—
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.11	1.12	1.14	1.09	0.97
Ratio of net investment income to average net assets (%)	1.21	0.90	0.73	0.25	0.95
Portfolio turnover rate (%)	148	50	68	166	87
Net assets, end of period (000)	$318,996	$271,015	$340,426	$428,519	$317,831

	Class B			Class E
	Year ended December 31, 2003	May 1, 2002(a) through December 31, 2002		Year ended December 31,		May 1, 2001(a) through December 31, 2001
				2003	2002
Net Asset Value, Beginning of Period	$7.69	$9.39		$7.71	$9.43	$10.91

Income From Investment Operations
Net investment income	0.03	0.02		0.08	0.08	0.00
Net realized and unrealized gain (loss) on investments	2.09	(1.72)		2.05	(1.73)	(1.48)

Total from investment operations	2.12	(1.70)		2.13	(1.65)	(1.48)

Less Distributions
Distributions from net investment income	(0.05)	0.00		(0.05)	(0.07)	0.00

Total distributions	(0.05)	0.00		(0.05)	(0.07)	0.00

Net Asset Value, End of Period	$9.76	$7.69		$9.79	$7.71	$9.43

Total Return (%)	27.8	(18.1	)(b)	27.9	(17.6)	(13.6	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.38	1.37	(c)	1.28	1.27	1.31	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.36	1.37	(c)	1.26	1.27	1.30	(c)
Ratio of net investment income to average net assets (%)	(0.04)	0.35	(c)	0.93	0.57	(0.17	)(c)
Portfolio turnover rate (%)	148	50		148	50	68
Net assets, end of period (000)	$14,859	$1		$47,619	$17,262	$2,194

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

Morgan Stanley EAFE Index Portfolio

	Class A
	Year ended December 31,
	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$7.26	$8.75	$11.22	$13.34	$10.80

Income From Investment Operations
Net investment income	0.14	0.10	0.09	0.07	0.10
Net realized and unrealized gain (loss) on investments	2.54	(1.55)	(2.52)	(2.00)	2.58

Total from investment operations	2.68	(1.45)	(2.43)	(1.93)	2.68

Less Distributions
Distributions from net investment income	(0.14)	(0.04)	(0.03)	(0.11)	(0.06)
Distributions from net realized capital gains	0.00	0.00	(0.01)	(0.08)	(0.08)

Total distributions	(0.14)	(0.04)	(0.04)	(0.19)	(0.14)

Net Asset Value, End of Period	$9.80	$7.26	$8.75	$11.22	$13.34

Total Return (%)	37.6	(16.6)	(21.7)	(14.5)	24.9
Ratio of operating expenses to average net assets (%)	0.71	0.73	0.70	0.58	0.50
Ratio of net investment income to average net assets (%)	1.85	1.43	1.00	0.76	1.25
Portfolio turnover rate (%)	43	23	9	10	44
Net assets, end of period (000)	$176,835	$112,325	$112,775	$100,950	$82,355
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—	0.79	0.82	0.78	1.77

	Class B				Class E
	Year ended December 31,		January 2, 2001(a) through December 31, 2001		Year ended December 31,		May 1, 2001(a) through December 31, 2001
	2003	2002			2003	2002
Net Asset Value, Beginning of Period	$7.18	$8.66	$11.12		$7.25	$8.74	$10.43

Income From Investment Operations
Net investment income	0.11	0.06	0.04		0.13	0.06	0.00
Net realized and unrealized gain (loss) on investments	2.51	(1.50)	(2.46)		2.52	(1.51)	(1.69)

Total from investment operations	2.62	(1.44)	(2.42)		2.65	(1.45)	(1.69)

Less Distributions
Distributions from net investment income	(0.12)	(0.04)	(0.03)		(0.13)	(0.04)	0.00
Distributions from net realized capital gains	0.00	0.00	(0.01)		0.00	0.00	0.00

Total distributions	(0.12)	(0.04)	(0.04)		(0.13)	(0.04)	0.00

Net Asset Value, End of Period	$9.68	$7.18	$8.66		$9.77	$7.25	$8.74

Total Return (%)	37.2	(16.8)	(21.8	)(b)	37.3	(16.7)	(16.2	)(b)
Ratio of operating expenses to average net assets (%)	0.96	0.98	0.95	(c)	0.86	0.88	0.85	(c)
Ratio of net investment income to average net assets (%)	1.45	1.11	0.46	(c)	1.42	1.02	0.00	(c)
Portfolio turnover rate (%)	43	23	9		43	23	9
Net assets, end of period (000)	$27,933	$9,654	$4,099		$54,269	$9,838	$61
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—	1.04	1.07	(c)	—	0.94	0.97	(c)

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

Oppenheimer Global Equity Portfolio

	Class A
	Year ended December 31,
	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$8.98	$10.86	$14.62	$14.91	$12.38

Income From Investment Operations
Net investment income	0.14	0.13	0.35	0.18	0.14
Net realized and unrealized gain (loss) on investments	2.52	(1.84)	(2.55)	(0.42)	2.93

Total from investment operations	2.66	(1.71)	(2.20)	(0.24)	3.07

Less Distributions
Distributions from net investment income	(0.21)	(0.17)	(0.31)	(0.01)	(0.07)
Distributions from net realized capital gains	0.00	0.00	(1.25)	(0.04)	(0.47)

Total distributions	(0.21)	(0.17)	(1.56)	(0.05)	(0.54)

Net Asset Value, End of Period	$11.43	$8.98	$10.86	$14.62	$14.91

Total Return (%)	30.5	(16.0)	(16.1)	(1.6)	25.2
Ratio of operating expenses to average net assets (%)	0.84	0.81	0.80	0.78	0.87
Ratio of net investment income to average net assets (%)	1.35	1.27	2.90	1.43	1.23
Portfolio turnover rate (%)	65	45	36	58	54
Net assets, end of period (000)	$179,334	$143,518	$183,296	$211,354	$171,714

	Class E
	Year ended December 31,		May 1, 2001(a) through December 31, 2001
	2003	2002
Net Asset Value, Beginning of Period	$8.96	$10.85	$12.21

Income From Investment Operations
Net investment income	0.13	0.19	0.00
Net realized and unrealized gain (loss) on investments	2.52	(1.91)	(1.36)

Total from investment operations	2.65	(1.72)	(1.36)

Less Distributions
Distributions from net investment income	(0.21)	(0.17)	0.00
Distributions from net realized capital gains	0.00	0.00	0.00

Total distributions	(0.21)	(0.17)	0.00

Net Asset Value, End of Period	$11.40	$8.96	$10.85

Total Return (%)	30.4	(16.1)	(11.1	)(b)
Ratio of operating expenses to average net assets (%)	0.99	0.96	0.95	(c)
Ratio of net investment income to average net assets (%)	1.08	1.18	0.95	(c)
Portfolio turnover rate (%)	65	45	36
Net assets, end of period (000)	$10,515	$2,870	$47

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

BlackRock Diversified Portfolio

	Class A
	Year ended December 31,
	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$13.07	$15.51	$18.38	$18.27	$18.39

Income From Investment Operations
Net investment income	0.30	0.42	0.49	0.62	0.59
Net realized and unrealized gain (loss) on investments	2.30	(2.53)	(1.62)	(0.43)	0.96

Total from investment operations	2.60	(2.11)	(1.13)	0.19	1.55

Less Distributions
Distributions from net investment income	(0.54)	(0.33)	(0.78)	0.00	(0.60)
Distributions from net realized capital gains	0.00	0.00	(0.96)	(0.08)	(1.07)

Total distributions	(0.54)	(0.33)	(1.74)	(0.08)	(1.67)

Net Asset Value, End of Period	$15.13	$13.07	$15.51	$18.38	$18.27

Total Return (%)	20.6	(13.9)	(6.3)	1.0	8.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.51	0.49	0.49	0.46	0.45
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.50	0.48	0.47	0.46	—
Ratio of net investment income to average net assets (%)	2.00	2.68	2.73	3.26	3.08
Portfolio turnover rate (%)	211	112	131	131	124
Net assets, end of period (000)	$1,922,067	$1,688,913	$2,345,064	$2,756,922	$2,874,412

	Class E
	Year ended December 31,		May 1, 2001(a) through December 31, 2001
	2003	2002
Net Asset Value, Beginning of Period	$13.06	$15.51	$16.18

Income From Investment Operations
Net investment income	0.41	0.40	0.01
Net realized and unrealized gain (loss) on investments	2.17	(2.52)	(0.68)

Total from investment operations	2.58	(2.12)	(0.67)

Less Distributions
Distributions from net investment income	(0.53)	(0.33)	0.00
Distributions from net realized capital gains	0.00	0.00	0.00

Total distributions	(0.53)	(0.33)	0.00

Net Asset Value, End of Period	$15.11	$13.06	$15.51

Total Return (%)	20.4	(13.9)	(4.1	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.66	0.64	0.64	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.65	0.63	0.62	(c)
Ratio of net investment income to average net assets (%)	1.80	2.53	2.58	(c)
Portfolio turnover rate (%)	211	112	131
Net assets, end of period (000)	$52,609	$11,490	$22

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

MFS Total Return Portfolio

	Class A					Class B
	Year ended December 31,					Year ended December 31, 2003	May 1, 2002(a) through December 31, 2002
	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$119.83	$141.92	$185.92	$196.82	$207.76	$119.01	$129.24

Income From Investment Operations
Net investment income	3.30	3.89	4.60	6.49	6.98	2.53	0.99
Net realized and unrealized gain (loss) on investments	16.79	(10.18)	(11.61)	(12.98)	13.48	17.11	(11.22)

Total from investment operations	20.09	(6.29)	(7.01)	(6.49)	20.46	19.64	(10.23)

Less Distributions
Distributions from net investment income	(1.79)	(4.47)	(6.60)	0.00	(6.83)	(1.72)	0.00
Distributions from net realized capital gains	0.00	(11.33)	(30.39)	(4.41)	(24.57)	0.00	0.00

Total Distributions	(1.79)	(15.80)	(36.99)	(4.41)	(31.40)	(1.72)	0.00

Net Asset Value, End of Period	$138.13	$119.83	$141.92	$185.92	$196.82	$136.93	$119.01

Total Return (%)	17.0	(5.4)	(3.8)	(3.4)	10.0	16.7	(7.9	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.69	0.66	0.63	0.58	0.58	0.94	0.91	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.69	—	—	—	—	0.94	—
Ratio of net investment income to average net assets (%)	2.55	2.98	2.96	3.14	3.16	2.30	2.75	(c)
Portfolio turnover rate (%)	62	91	160	48	49	62	91
Net assets, end of year (000)	$148,601	$133,092	$157,716	$181,270	$218,881	$29,582	$7,168

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

BlackRock Bond Income Portfolio

	Class A
	Year ended December 31,
	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$112.74	$109.33	$109.66	$101.40	$109.89

Income From Investment Operations
Net investment income	4.55	5.30	5.92	7.82	7.67
Net realized and unrealized gain (loss) on investments	1.93	3.57	3.20	0.44	(8.18)

Total from investment operations	6.48	8.87	9.12	8.26	(0.51)

Less Distributions
Distributions from net investment income	(3.60)	(5.46)	(9.45)	0.00	(7.72)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.16)
Distributions in excess of net realized capital gains	0.00	0.00	0.00	0.00	(0.10)

Total distributions	(3.60)	(5.46)	(9.45)	0.00	(7.98)

Net Asset Value, End of Period	$115.62	$112.74	$109.33	$109.66	$101.40

Total Return (%)	5.9	8.5	8.8	8.1	(0.5)
Ratio of operating expenses to average net assets (%)	0.47	0.51	0.49	0.47	0.48
Ratio of net investment income to average net assets (%)	3.69	4.53	5.99	7.37	7.12
Portfolio turnover rate (%)	428	356	271	81	77
Net assets, end of period (000)	$881,513	$939,369	$349,417	$283,140	$283,856

	Class B				Class E
	Year ended December 31,		May 1, 2001(a) through December 31, 2001		Year ended December 31, 2003	April 23, 2002(a) through December 31, 2002
	2003	2002
Net Asset Value, Beginning of Period	$111.84	$108.70	$103.37		$112.26	$105.14

Income From Investment Operations
Net investment income	3.57	5.41	0.84		3.19	1.70
Net realized and unrealized gain (loss) on investments	2.58	3.11	4.49		3.09	5.42

Total from investment operations	6.15	8.52	5.33		6.28	7.12

Less Distributions
Distributions from net investment income	(3.48)	(5.38)	0.00		(3.56)	0.00
Distributions from net realized capital gains	0.00	0.00	0.00		0.00	0.00
Distributions in excess of net realized capital gains	0.00	0.00	0.00		0.00	0.00

Total distributions	(3.48)	(5.38)	0.00		(3.56)	0.00

Net Asset Value, End of Period	$114.51	$111.84	$108.70		$114.98	$112.26

Total Return (%)	5.6	8.2	5.2	(b)	5.7	6.8	(b)
Ratio of operating expenses to average net assets (%)	0.72	0.76	0.74	(c)	0.62	0.66	(c)
Ratio of net investment income to average net assets (%)	3.40	4.28	5.07	(c)	3.48	4.25	(c)
Portfolio turnover rate (%)	428	356	271		428	356
Net assets, end of period (000)	$91,135	$47,690	$7,931		$45,534	$18,318

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

Lehman Brothers Aggregate Bond Index Portfolio

	Class A
	Year ended December 31,
	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$11.17	$10.46	$9.90	$9.45	$10.06

Income From Investment Operations
Net investment income	0.45	0.47	0.54	0.63	0.48
Net realized and unrealized gain (loss) on investments	(0.06)	0.57	0.19	0.45	(0.62)

Total from investment operations	0.39	1.04	0.73	1.08	(0.14)

Less Distributions
Distributions from net investment income	(0.63)	(0.33)	(0.17)	(0.63)	(0.47)

Total distributions	(0.63)	(0.33)	(0.17)	(0.63)	(0.47)

Net Asset Value, End of Period	$10.93	$11.17	$10.46	$9.90	$9.45

Total Return (%)	3.6	10.2	7.4	11.4	(1.4)
Ratio of operating expenses to average net assets (%)	0.34	0.34	0.38	0.37	0.40
Ratio of net investment income to average net assets (%)	4.44	5.14	5.66	6.54	6.06
Portfolio turnover rate (%)	46	48	18	15	96
Net assets, end of period (000)	$500,629	$346,774	$254,357	$145,837	$129,339

	Class B				Class E
	Year ended December 31,		January 2, 2001(a) through December 31, 2001		Year ended December 31,		May 1, 2001(a) through December 31, 2001
	2003	2002			2003	2002
Net Asset Value, Beginning of Period	$11.04	$10.37	$9.93		$11.14	$10.45	$9.97

Income From Investment Operations
Net investment income	0.40	0.38	0.38		0.52	0.45	0.02
Net realized and unrealized gain (loss) on investments	(0.04)	0.61	0.23		(0.15)	0.57	0.46

Total from investment operations	0.36	0.99	0.61		0.37	1.02	0.48

Less Distributions
Distributions from net investment income	(0.61)	(0.32)	(0.17)		(0.62)	(0.33)	0.00

Total distributions	(0.61)	(0.32)	(0.17)		(0.62)	(0.33)	0.00

Net Asset Value, End of Period	$10.79	$11.04	$10.37		$10.89	$11.14	$10.45

Total Return (%)	3.4	9.9	6.1	(b)	3.5	10.1	4.8	(b)
Ratio of operating expenses to average net assets (%)	0.59	0.59	0.63	(c)	0.49	0.49	0.53	(c)
Ratio of net investment income to average net assets (%)	4.20	4.89	5.33	(c)	4.29	4.90	5.74	(c)
Portfolio turnover rate (%)	46	48	18		46	48	18
Net assets, end of period (000)	$73,938	$45,788	$16,276		$115,749	$32,511	$87

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

Salomon Brothers Strategic Bond Opportunities Portfolio

	Class A
	Year ended December 31,
	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$11.44	$11.20	$11.42	$10.67	$11.43

Income From Investment Operations
Net investment income	0.51	0.69	0.70	0.77	0.95
Net realized and unrealized gain (loss) on investments	0.92	0.35	0.04	(0.02)	(0.78)

Total from investment operations	1.43	1.04	0.74	0.75	0.17

Less Distributions
Distributions from net investment income	(0.26)	(0.80)	(0.96)	0.00	(0.93)

Total distributions	(0.26)	(0.80)	(0.96)	0.00	(0.93)

Net Asset Value, End of Period	$12.61	$11.44	$11.20	$11.42	$10.67

Total Return (%)	12.6	9.6	6.6	7.0	1.4
Ratio of operating expenses to average net assets (%)	0.81	0.85	0.84	0.78	0.81
Ratio of net investment income to average net assets (%)	4.66	6.25	6.44	6.90	8.15
Portfolio turnover rate (%)	329	239	248	360	224
Net assets, end of period (000)	$153,549	$122,023	$109,448	$95,434	$94,910

	Class B			Class E
	Year ended December 31, 2003	July 30, 2002(a) through December 31, 2002		Year ended December 31,		May 1, 2001(a) through December 31, 2001
				2003	2002
Net Asset Value, Beginning of Period	$11.41	$10.43		$11.42	$11.20	$10.80

Income From Investment Operations
Net investment income	0.23	0.14		0.42	0.73	0.10
Net realized and unrealized gain (loss) on investments	1.19	0.84		0.99	0.29	0.30

Total from investment operations	1.42	0.98		1.41	1.02	0.40

Less Distributions
Distributions from net investment income	(0.25)	0.00		(0.25)	(0.80)	0.00

Total distributions	(0.25)	0.00		(0.25)	(0.80)	0.00

Net Asset Value, End of Period	$12.58	$11.41		$12.58	$11.42	$11.20

Total Return (%)	12.6	9.4	(b)	12.5	9.4	3.7	(b)
Ratio of operating expenses to average net assets (%)	1.06	1.10	(c)	0.96	1.00	0.99	(c)
Ratio of net investment income to average net assets (%)	3.95	5.66	(c)	4.34	6.03	5.50	(c)
Portfolio turnover rate (%)	329	239		329	239	248
Net assets, end of period (000)	$268	$2		$96,026	$26,060	$2,476

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

Salomon Brothers U.S. Government Portfolio

	Class A
	Year ended December 31,
	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$12.34	$11.97	$11.94	$10.81	$11.47

Income From Investment Operations
Net investment income	0.18	0.38	0.37	0.67	0.65
Net realized and unrealized gain (loss) on investments	0.02	0.54	0.41	0.46	(0.62)

Total from investment operations	0.20	0.92	0.78	1.13	0.03

Less Distributions
Distributions from net investment income	(0.08)	(0.38)	(0.75)	0.00	(0.66)
Distributions from net realized capital gains	(0.12)	(0.17)	0.00	0.00	(0.03)

Total Distributions	(0.20)	(0.55)	(0.75)	0.00	(0.69)

Net Asset Value, End of Period	$12.34	$12.34	$11.97	$11.94	$10.81

Total Return (%)	1.7	7.9	6.7	10.5	0.2
Ratio of operating expenses to average net assets (%)	0.65	0.70	0.70	0.70	0.70
Ratio of net investment income to average net assets (%)	1.22	2.20	4.49	6.29	5.89
Portfolio turnover rate (%)	882	672	362	583	530
Net assets, end of period (000)	$154,010	$180,989	$102,066	$57,173	$50,967
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—	0.70	0.73	0.71	0.72

	Class B			Class E
	Year ended December 31, 2003	July 30, 2002(a) through December 31, 2002		Year ended December 31,		May 1, 2001(a) through December 31, 2001
				2003	2002
Net Asset Value, Beginning of Period	$12.31	$11.88		$12.32	$11.96	$11.45

Income From Investment Operations
Net investment income	0.06	0.04		0.12	0.31	0.07
Net realized and unrealized gain (loss) on investments	0.14	0.39		0.07	0.42	0.44

Total from investment operations	0.20	0.43		0.19	0.73	0.51

Less Distributions
Distributions from net investment income	(0.08)	0.00		(0.08)	(0.20)	0.00
Distributions from net realized capital gains	(0.12)	0.00		(0.12)	(0.17)	0.00

Total Distributions	(0.20)	0.00		(0.20)	(0.37)	0.00

Net Asset Value, End of Period	$12.31	$12.31		$12.31	$12.32	$11.96

Total Return (%)	1.6	3.6	(b)	1.5	7.7	4.5	(b)
Ratio of operating expenses to average net assets (%)	0.90	0.95	(c)	0.80	0.85	0.85	(c)
Ratio of net investment income to average net assets (%)	0.79	1.34	(c)	1.03	2.05	3.39	(c)
Portfolio turnover rate (%)	882	672		882	672	362
Net assets, end of period (000)	$347	$2		$114,450	$67,262	$6,289
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—	0.95	(c)	—	0.85	0.88	(c)

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

BlackRock Money Market Portfolio

	Class A
	Year ended December 31,
	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	0.80	1.41	3.88	6.05	4.85

Total from investment operations	0.80	1.41	3.88	6.05	4.85

Less Distributions
Distributions from net investment income	(0.80)	(1.41)	(3.88)	(6.05)	(4.85)

Total distributions	(0.80)	(1.41)	(3.88)	(6.05)	(4.85)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	0.8	1.4	4.0	6.2	5.0
Ratio of operating expenses to average net assets (%)	0.40	0.43	0.42	0.41	0.40
Ratio of net investment income to average net assets (%)	0.78	1.40	3.80	6.04	4.89
Net assets, end of period (000)	$610,419	$332,151	$277,381	$242,346	$307,712

	Class B				Class E
	Year ended December 31,		May 1, 2001(a) through December 31, 2001		April 23, 2003(a) through December 31, 2003
	2003	2002
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00		$100.00

Income From Investment Operations
Net investment income	0.55	1.16	1.95		0.42

Total from investment operations	0.55	1.16	1.95		0.42

Less Distributions
Distributions from net investment income	(0.55)	(1.16)	(1.95)		(0.42)

Total distributions	(0.55)	(1.16)	(1.95)		(0.42)

Net Asset Value, End of Period	$100.00	$100.00	$100.00		$100.00

Total Return (%)	0.6	1.2	2.0	(b)	0.4	(b)
Ratio of operating expenses to average net assets (%)	0.65	0.68	0.67	(c)	0.55	(c)
Ratio of net investment income to average net assets (%)	0.55	1.15	1.65	(c)	0.58	(c)
Net assets, end of period (000)	$75,083	$57,260	$15,407		$6,858

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

METROPOLITAN SERIES FUND, INC.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

(800) 638-7732

Statement of Additional Information (SAI)

The Fund’s SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund’s annual and semi-annual reports to shareholders contain additional information about each Portfolio. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Portfolio, or make shareholder inquiries by calling toll free (800) 638-7732. Free copies of the SAI and shareholder reports are not available on a Fund website at this time.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

Metropolitan Series Fund, Inc.’s Investment Company Act file number is 811-3618.

METROPOLITAN SERIES FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2005

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to the prospectuses of Metropolitan Series Fund, Inc. (the “Fund”) dated May 1, 2005, as any prospectus may be supplemented or amended from time to time (the “Prospectus”), and should only be read, with respect to a Portfolio, along with the Prospectus for that Portfolio. The annual report of the Fund for the year ending December 31, 2004 accompanies this SAI and is incorporated by reference. A copy of the Prospectus and the annual report may be obtained from Metropolitan Series Fund, Inc., c/o Metropolitan Life Insurance Company, Attn: Annuity Fulfillment Unit – MSF, 1600 Division Road, West Warwick, Rhode Island 02893 or by calling (800) 638-7732.

[TO BE UPDATED]

GENERAL

Defined terms used in this SAI, but not defined herein, are used as they are defined in the Prospectus.

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and principal investment strategies of each Portfolio (collectively the “Portfolios” and individually a “Portfolio”) of the Fund are set forth in Section II of the Prospectus. There can be no assurance that a Portfolio will achieve its investment objective. The information that follows sets out certain investment policies of each Portfolio other than the Lehman Brothers Aggregate Bond Index Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, Morgan Stanley EAFE Index Portfolio and Russell 2000 Index Portfolio (the “Index Portfolios”). For more information about the investment policies of each Portfolio, see below under “Investment Restrictions” and “Investment Practices” and the Prospectus.

Each of MetLife Conservative Allocation Portfolio, MetLife Defensive Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio and MetLife Aggressive Allocation Portfolio (each, an “Asset Allocation Portfolio,” and, collectively, the “Asset Allocation Portfolios”) operates under a “fund of funds” structure, investing substantially all of its assets in other mutual funds advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (the “Underlying Portfolios”). In addition to investments in shares of the Underlying Portfolios, an Asset Allocation Portfolio may invest for cash management purposes in U.S. government securities and in money market securities. In addition to the fees directly associated with an Asset Allocation Portfolio, an investor in that Portfolio will also indirectly bear the fees of the Underlying Portfolios in which an Asset Allocation Portfolio invests. For a list of the Underlying Portfolios, please see the Prospectus. This SAI contains information about Underlying Portfolios that are Portfolios of the Fund. For additional information about Underlying Portfolios that are series of Met Investors Series Trust (“MIST”), please see the May 1, 2005 prospectus and statement of additional information of MIST (SEC File No. 811-10183).

Except as otherwise indicated, each Portfolio’s investment objective and policies set forth in the Prospectus and this SAI are not fundamental and may be changed without shareholder approval. For purposes of a Portfolio’s policy to invest at least 80% of its net assets in certain investments, net assets include the amount of any borrowings for investment purposes.

The terms “shareholder approval” and “approval of a majority of the outstanding voting securities,” as used in the Prospectus and this SAI, mean, with respect to a class of a Portfolio, approval by the lesser of (i) 67% of the shares of a class of the Portfolio represented at a meeting at which more than 50% of the outstanding shares of such class are represented or (ii) more than 50% of the outstanding shares of such class.

BlackRock Aggressive Growth Portfolio

The Portfolio’s investment objective is maximum capital appreciation.

As a non-fundamental policy, the Portfolio may not engage in transactions in options except that investments in essentially financial items or arrangements such as, but not limited to, options on securities, securities indices, interest rates and currencies, and options on futures on securities, securities indices, interest rates and currencies shall not be deemed investments in options.

It is the Portfolio’s policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 35% of the Portfolio’s total assets are invested in restricted securities, provided not more than 10% of the Portfolio’s total assets are invested in restricted securities other than Rule 144A Securities.

Repurchase agreements will be limited to 30% of the Portfolio’s net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities, as determined by BlackRock Advisors, Inc. (“BlackRock”), the Portfolio’s subadviser, held by the Portfolio will be limited to 15% of the Portfolio’s net assets.

The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of BlackRock, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio’s other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers’ acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the “A” major rating category by S&P or the “Prime” major rating category by Moody’s, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the “A” category by S&P or Moody’s.

Securities Ratings Policies. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.

BlackRock Bond Income Portfolio

The Portfolio’s investment objective is a competitive total return primarily from investing in fixed-income securities.

The Portfolio may lend securities it owns so long as such loans do not exceed 33 1/3% of the Portfolio’s total assets.

The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of BlackRock, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio’s other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers’ acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the “A” major rating category by S&P or the “Prime” major rating category by Moody’s, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the “A” category by S&P or Moody’s.

Securities Ratings Policies. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.

BlackRock Diversified Portfolio

The Portfolio’s investment objective is high total return while attempting to limit investment risk and preserve capital.

The Portfolio, under normal circumstances, invests in equity securities and fixed-income securities. The amount of assets invested in each type of security depends upon economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks of each type of security.

As a non-fundamental policy, the Portfolio may not engage in transactions in options except in connection with options on securities, securities indices, currencies and interest rates, and options on futures on securities, securities indices, currencies and interest rates.

It is the Portfolio’s policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 50% of the Portfolio’s total assets are invested in restricted securities, provided not more than 15% of the Portfolio’s total assets are invested in illiquid securities.

The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of BlackRock, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio’s other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers’ acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the “A” major rating category by S&P or the “Prime” major rating category by Moody’s, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the “A” category by S&P or Moody’s.

BlackRock Investment Trust Portfolio

The Portfolio’s investment objective is long-term growth of capital and income.

It is the Portfolio’s policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 15% of the Portfolio’s total assets are invested in restricted securities, provided not more than 10% of the Portfolio’s total assets are invested in restricted securities other than Rule 144A Securities.

The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of BlackRock, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio’s other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers’ acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the “A” major rating category by S&P or the “Prime” major rating category by Moody’s, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the “A” category by S&P or Moody’s.

Securities Ratings Policies. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.

BlackRock Legacy Large Cap Growth Portfolio

The Portfolio’s investment objective is long-term growth of capital.

The Portfolio may not engage in transactions in options except in connection with options on securities, securities indices, currencies and interest rates, and options on futures on securities, securities indices, currencies and interest rates.

It is the Portfolio’s policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 50% of the Portfolio’s total assets are invested in restricted securities, provided not more than 15% of the Portfolio’s total assets are invested in restricted securities other than Rule 144A Securities.

The Portfolio may invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of ADRs, European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).

The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of BlackRock, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio’s other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers’ acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the “A” major rating category by S&P or the “Prime” major rating category by Moody’s, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the “A” category by S&P or Moody’s.

Securities Ratings Policies. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.

BlackRock Large Cap Value Portfolio

The Portfolio’s investment objective is long-term growth of capital.

It is the Portfolio’s policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 35% of the Portfolio’s total assets are invested in restricted securities, provided not more than 10% of the Portfolio’s total assets are invested in restricted securities other than Rule 144A Securities.

Repurchase agreements will be limited to 30% of the Portfolio’s net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities, as determined by BlackRock, held by the Portfolio will be limited to 15% of the Portfolio’s net assets.

The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of BlackRock, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio’s other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers’ acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the “A” major rating category by S&P or the “Prime” major rating category by Moody’s, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the “A” category by S&P or Moody’s.

Securities Ratings Policies. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.

BlackRock Money Market Portfolio

The Portfolio’s investment objective is a high level of current income consistent with preservation of capital.

In determining how much of the Portfolio’s investments are in a given industry, securities issued by foreign governments are excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. “Asset-backed mortgages” includes private pools of nongovernment-backed mortgages.

The Portfolio may elect to concentrate its investments in obligations of domestic banks, including certain U.S. branches and agencies of foreign banks and certain foreign branches of U.S. banks. The Portfolio expects that investment, if any, in such obligations will consist principally of obligations which are issued by U.S. branches and agencies of foreign banks for sale in the U.S., subject to the belief of BlackRock that the risks described below are reduced in the case of such bank obligations. The Portfolio also may invest up to 25% of its total assets in obligations of foreign banks located abroad and obligations of foreign branches of domestic banks not having a guarantee of a U.S. bank. This 25% limit does not apply to investments in U.S. branches of foreign banks, which may be considered domestic banks if it can be demonstrated that they are subject to the same regulation as U.S. banks.

All the Portfolio’s investments mature in less than 397 days and the average maturity of the Portfolio’s securities based on their dollar value will not exceed 90 days at the time of each investment. Money market instruments maturing in less than 397 days tend to yield less than obligations of comparable quality having longer maturities. See “Determination of Net Asset Values.” Where obligations of greater than one year are used to secure the Portfolio’s repurchase agreements, the repurchase agreements themselves will have very short maturities. If the disposition of a portfolio security results in a dollar-weighted average portfolio maturity in excess of 90 days, the Portfolio will invest its available cash in such a manner as to reduce its dollar-weighted average portfolio maturity to 90 days or less as soon as reasonably practicable.

In seeking to provide the highest possible level of current income consistent with preservation of capital, the Portfolio may not necessarily invest in money market instruments paying the highest available yield at a particular time. The Portfolio, consistent with its investment objective, attempts to maximize income by engaging in portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. The Portfolio may also invest to take advantage of what are believed to be temporary disparities in the yields of different segments of the high grade money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations to be purchased by the Portfolio, may result in frequent changes in the Portfolio’s investment portfolio of money market instruments. The value of the securities in the Portfolio’s investment portfolio can be expected to vary inversely to changes in prevailing interest rates. Thus, if interest rates increase after a security is purchased, that security, if sold, might be sold at less than cost. Conversely, if interest rates decline after purchase, the security, if sold, might be sold at a profit. In either instance, if the security were held to maturity, no gain or loss would normally be realized as a result of these fluctuations. Substantial redemptions of shares of the Portfolio could require the sale of portfolio investments at a time when a sale might not be desirable.

BlackRock Strategic Value Portfolio

The Portfolio’s investment objective is high total return, consisting principally of capital appreciation.

As a non-fundamental policy, the Portfolio may not to engage in transactions in options except in connection with options on securities, securities indices and currencies, and options on futures on securities, securities indices and currencies.

Repurchase agreements will be limited to 30% of the Portfolio’s net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities, as determined by BlackRock, held by the Portfolio will be limited to 15% of the Portfolio’s net assets.

It is the Portfolio’s policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 35% of the Portfolio’s total assets are invested in restricted securities, provided not more than 10% of the Portfolio’s total assets are invested in restricted securities other than Rule 144A Securities.

The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of BlackRock, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio’s other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers’ acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the “A” major rating category by S&P or the “Prime” major rating category by Moody’s, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the “A” category by S&P or Moody’s.

Securities Ratings Policies. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.

Capital Guardian U.S. Equity Portfolio

The Portfolio’s investment objective is long-term growth of capital.

The Portfolio may not make loans; provided, however, that this policy shall not apply to the lending of portfolio securities.

The Portfolio may not borrow money, except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements, make other investments or engage in other transactions which may involve borrowing, in a manner consistent with the Portfolio investment objective and investment strategies, provided that the combination of (i) and (ii) shall not exceed 5% of the value of the Portfolio total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from banks or other persons to the extent permitted by applicable law.

The Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. The Portfolio will not consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

Davis Venture Value Portfolio

The Portfolio’s investment objective is growth of capital. Under normal circumstances, the Portfolio seeks to achieve its objective by investing the majority of its assets in common stocks that its subadviser, Davis Selected Advisers, L.P. (“Davis Selected”), believes have capital growth potential due to factors such as undervalued assets or earnings potential, product development and demand, favorable operating ratios, resources expansion, management abilities, reasonableness of market price, and favorable overall business prospects. The Portfolio will invest predominantly in equity securities of companies with market capitalizations of at least $10 billion. It may also invest in issuers with smaller capitalizations.

The Portfolio may invest in foreign securities, and may hedge currency fluctuation risks related thereto. The Portfolio may invest in U.S. registered investment companies that primarily invest in foreign securities, provided that no such investment may cause more than 10% of the Portfolio’s total assets to be invested in such companies. The Portfolio may invest in restricted securities, which may include Rule 144A securities.

The Portfolio may write covered call options on its portfolio securities, but currently intends to write such options only to the extent that less than 5% of its net assets would be subject to the options.

The Portfolio may lend securities it owns so long as such loans do not exceed 33 1/3% of the Portfolio’s net assets.

FI International Stock Portfolio

The Portfolio’s investment objective is long-term growth of capital.

As a non-fundamental policy, the Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio’s total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio’s total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio’s total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio’s total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

FI Mid Cap Opportunities Portfolio

The Portfolio’s investment objective is long-term growth of capital.

For purposes of normally investing at least 80% of the Portfolio’s assets in securities of companies with medium market capitalizations, Fidelity Management & Research Company (“FMR”) intends to measure the capitalization range of the S&P MidCap 400 Index and the Russell Midcap Index no less frequently than once a month.

The Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio’s total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio’s total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio’s total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio’s total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

FI Value Leaders Portfolio

The Portfolio’s investment objective is long-term growth of capital.

The Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio’s total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio’s total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio’s total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio’s total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

Franklin Templeton Small Cap Growth Portfolio

The Portfolio’s investment objective is long-term capital growth.

The Portfolio may invest up to 5% of its total assets in corporate debt securities that Franklin Advisers, Inc., the Portfolio’s subadviser, believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income from debt securities is incidental to the Portfolio’s investment goal. The Portfolio may buy both rated and unrated debt securities. The Portfolio will invest in securities rated B or better by Moody’s Investor’s Services, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) or unrated securities of comparable quality. Currently, however, the Portfolio does not intend to invest more than 5% of its assets in debt securities (including convertible debt securities) rated lower than BBB by S&P or Baa by Moody’s or unrated securities of comparable quality.

Harris Oakmark Focused Value Portfolio

The Portfolio’s investment objective is long-term capital appreciation.

Harris Associates L.P. (“Harris”), the Portfolio’s subadviser, invests the Portfolio’s assets primarily in common stocks of U.S. companies, although it may invest up to 25% of its total assets (valued at the time of investment) in non-U.S. dollar-denominated securities of U.S. or foreign companies (other than securities represented by American Depositary Receipts (as defined in “Investment Practices - Foreign Equity Depositary Receipts”)). Although securities represented by American Depositary Receipts are not subject to the above referenced 25% restriction, Harris has no present intention to invest more than 25% of the Portfolio’s total assets in American Depositary Receipts and securities of foreign issuers.

Harris may invest the Portfolio’s assets in debt securities, including high yield debt (as defined in “Investment Practices – Lower Rated Fixed-income Securities (High Yield Debt)”) and securities that are not rated. There are no restrictions as to the ratings of debt securities Harris may acquire or the portion of the Portfolio’s assets that Harris may invest in debt securities in a particular ratings category except that Harris will not invest more than 25% of the Portfolio’s total assets in high yield debt.

Harris may also invest up to 10% of the Portfolio’s total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment.

Harris may engage in lending of portfolio securities (as defined in “Investment Practices - Lending of Portfolio Securities”) with up to 33 1/3 % of the Portfolio’s total assets and in short sales (as defined in “Investment Practices - Short Sales ‘Against the Box’”) with up to 20% of its total assets.

Harris may purchase and sell both call options and put options on securities (as defined in “Investment Practices –Purchasing and Selling Options on Securities”) for the Portfolio. Harris does not expect to purchase a call option or a put option if the aggregate value of all call and put options held by the Portfolio would exceed 5% of its assets. Harris will write call options and put options for the Portfolio only if such options are “covered” (as defined in “Investment Practices – Purchasing and Selling Options on Securities” under the heading “Writing Covered Options”).

Harris has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders’ capital, Harris may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, Harris may hold the Portfolio’s assets in cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long Harris will employ defensive strategies.

In addition, pending investment of proceeds from new sales of the Portfolio’s shares or to meet ordinary daily cash needs, Harris may temporarily hold the Portfolio’s assets in cash (U.S. dollars, foreign currencies, or multinational currency units) and may invest any portion of its assets in money market instruments.

Harris Oakmark Large Cap Value Portfolio

The Portfolio’s investment objective is long-term capital appreciation.

The Portfolio may not invest more than 2% of its net assets (valued at the time of investment) in warrants not listed on the New York or American stock exchanges, valued at cost, nor more than 5% of its net assets in all warrants, provided that warrants acquired in units or attached to other securities shall be deemed to be without value for purposes of this restriction.

As a non-fundamental policy, the Portfolio may not purchase a call option or a put option if, immediately thereafter, the aggregate market value of all call and put options then held would exceed 10% of its net assets.

The Portfolio may invest in forward foreign currency contracts.

Jennison Growth Portfolio

The Portfolio’s investment objective is long-term growth of capital.

Jennison Associates LLC (“Jennison”), the Portfolio’s subadviser, will normally invest at least 65% of the Portfolio’s assets in equity-related securities of U.S. companies that exceed $1 billion in market capitalization and that Jennison believes have strong capital appreciation potential. These companies are generally considered to be in the medium-to-large capitalization range. The Portfolio may invest in common stocks, preferred stocks, convertible stocks and equity interests in partnerships, joint ventures and other noncorporate entities. The Portfolio may also invest in warrants and similar rights that can be exercised for equity securities. The Portfolio may invest up to 20% of its assets in money market instruments, U.S. government securities and derivatives. The Portfolio may invest up to 20% of its total assets in foreign securities. The 20% limitation on foreign securities does not include American Depositary Receipts (“ADRs”) and other similar securities trading on U.S. exchanges or markets, through which the Portfolio may have exposure to foreign currencies.

The Portfolio may not invest more than 5% of its total assets in unattached warrants or rights.

The Portfolio may not, except as part of a merger, consolidation, acquisition or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company; provided, however, that the Portfolio may invest in the securities of one or more investment companies to the extent permitted by any order of exemption granted by the Securities and Exchange Commission (the “SEC”).

Loomis Sayles Small Cap Portfolio

The Portfolio’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) manages the Portfolio by investing primarily in stocks of small capitalization companies. Normally the Portfolio will invest at least 80% of its assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index. The capitalization range of the Russell 2000 Index will vary due to the market value fluctuations of the stocks in the Index. The index is reconstituted annually, normally in June. Just following this reconstitution, the capitalization range of the Index may be significantly different than it was prior to the reconstitution.

Under unusual market conditions as determined by Loomis Sayles, all or any portion of the Portfolio may be invested, for temporary, defensive purposes, in short-term debt instruments or in cash. In addition, under normal conditions, a portion of the Portfolio’s assets may be invested in short-term assets for liquidity purposes or pending investment in other securities. Short-term investments may include U.S. Government securities, certificates of deposit, commercial paper and other obligations of corporate issuers rated in the top two rating categories by a major rating agency or, if unrated, determined to be of comparable quality by the subadviser, and repurchase agreements that are fully collateralized by cash, U.S. Government securities or high-quality money market instruments.

MetLife Conservative Allocation Portfolio

The Portfolio’s investment objective is a high level of current income, with growth of capital as a secondary objective.

The Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in Underlying Portfolios. Each Underlying Portfolio has a different subadviser who will use a separate set of investment strategies, exposing each Underlying Portfolio to its own investment risks. For a list of the Underlying Portfolios, please see the Prospectus. For more information about the investment strategies of the Underlying Portfolios of the Fund, and the risks associated with those strategies, please refer to the information in this section relating to the particular Underlying Portfolio of the Fund and the sections below entitled “Investment Restrictions” and “Investment Practices.” For additional information about the investment strategies and associated risks of the Underlying Portfolios that are series of Met Investors Series Trust (“MIST”), please see the May 1, 2005 prospectus and statement of additional information of MIST (SEC File No. 811-10183).

In addition to investments in shares of the Underlying Portfolios, the Portfolio may invest for cash management purposes in U.S. government securities and in money market securities.

MetLife Defensive Allocation Portfolio

The Portfolio’s investment objective is a high level of current income, with growth of capital as a secondary objective.

The Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in Underlying Portfolios. Each Underlying Portfolio has a different subadviser who will use a separate set of investment strategies, exposing each Underlying Portfolio to its own investment risks. For a list of the Underlying Portfolios, please see the Prospectus. For more information about the investment strategies of the Underlying Portfolios of the Fund, and the risks associated with those strategies, please refer to the information in this section relating to the particular Underlying Portfolio of the Fund and the sections below entitled “Investment Restrictions” and “Investment Practices.” For additional information about the investment strategies and associated risks of the Underlying Portfolios that are series of Met Investors Series Trust (“MIST”), please see the May 1, 2005 prospectus and statement of additional information of MIST (SEC File No. 811-10183).

In addition to investments in shares of the Underlying Portfolios, the Portfolio may invest for cash management purposes in U.S. government securities and in money market securities.

MetLife Conservative to Moderate Allocation Portfolio

The Portfolio’s investment objective is high total return in the form of income and growth of capital, with a greater emphasis on income.

The Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in Underlying Portfolios. Each Underlying Portfolio has a different subadviser who will use a separate set of investment strategies, exposing each Underlying Portfolio to its own investment risks. For a list of the Underlying Portfolios, please see the

Prospectus. For more information about the investment strategies of the Underlying Portfolios of the Fund, and the risks associated with those strategies, please refer to the information in this section relating to the particular Underlying Portfolio of the Fund and the sections below entitled “Investment Restrictions” and “Investment Practices.” For additional information about the investment strategies and associated risks of the Underlying Portfolios that are series of Met Investors Series Trust (“MIST”), please see the May 1, 2005 prospectus and statement of additional information of MIST (SEC File No. 811-10183).

In addition to investments in shares of the Underlying Portfolios, the Portfolio may invest for cash management purposes in U.S. government securities and in money market securities.

MetLife Moderate Allocation Portfolio

The Portfolio’s investment objective is a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

The Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in Underlying Portfolios. Each Underlying Portfolio has a different subadviser who will use a separate set of investment strategies, exposing each Underlying Portfolio to its own investment risks. For a list of the Underlying Portfolios, please see the Prospectus. For more information about the investment strategies of the Underlying Portfolios of the Fund, and the risks associated with those strategies, please refer to the information in this section relating to the particular Underlying Portfolio of the Fund and the sections below entitled “Investment Restrictions” and “Investment Practices.” For additional information about the investment strategies and associated risks of the Underlying Portfolios that are series of Met Investors Series Trust (“MIST”), please see the May 1, 2005 prospectus and statement of additional information of MIST (SEC File No. 811-10183).

In addition to investments in shares of the Underlying Portfolios, the Portfolio may invest for cash management purposes in U.S. government securities and in money market securities.

MetLife Moderate to Aggressive Allocation Portfolio

The Portfolio’s investment objective is growth of capital.

The Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in Underlying Portfolios. Each Underlying Portfolio has a different subadviser who will use a separate set of investment strategies, exposing each Underlying Portfolio to its own investment risks. For a list of the Underlying Portfolios, please see the Prospectus. For more information about the investment strategies of the Underlying Portfolios of the Fund, and the risks associated with those strategies, please refer to the information in this section relating to the particular Underlying Portfolio of the Fund and the sections below entitled “Investment Restrictions” and “Investment Practices.” For additional information about the investment strategies and associated risks of the Underlying Portfolios that are series of Met Investors Series Trust (“MIST”), please see the May 1, 2005 prospectus and statement of additional information of MIST (SEC File No. 811-10183).

In addition to investments in shares of the Underlying Portfolios, the Portfolio may invest for cash management purposes in U.S. government securities and in money market securities.

MetLife Aggressive Allocation Portfolio

The Portfolio’s investment objective is growth of capital.

The Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in Underlying Portfolios. Each Underlying Portfolio has a different subadviser who will use a separate set of investment strategies, exposing each Underlying Portfolio to its own investment risks. For a list of the Underlying Portfolios, please see the Prospectus. For more information about the investment strategies of the Underlying Portfolios of the Fund, and the risks associated with those strategies, please refer to the information in this section relating to the particular Underlying Portfolio of the Fund and the sections below entitled “Investment Restrictions” and “Investment Practices.” For additional information about the investment strategies and associated risks of the Underlying Portfolios that are series of Met Investors Series Trust (“MIST”), please see the May 1, 2005 prospectus and statement of additional information of MIST (SEC File No. 811-10183).

In addition to investments in shares of the Underlying Portfolios, the Portfolio may invest for cash management purposes in U.S. government securities and in money market securities.

MFS Investors Trust Portfolio

The Portfolio’s investment objective is long-term growth of capital with a secondary objective to seek reasonable current income.

Under normal conditions, Massachusetts Financial Services Company (“MFS”) will invest at least 65% of the Portfolio’s total assets in equity securities of companies that are believed to have long-term prospects for growth and income.

Consistent with its investment objective and policies described above, the Portfolio may also invest up to 20% of its net assets in foreign securities (including ADRs) which are not traded on a U.S. exchange.

The Portfolio may invest up to 5% of its assets in short sales “against the box.”

MFS Total Return Portfolio

The Portfolio’s investment objective is a favorable total return through investment in a diversified portfolio.

The Portfolio may lend securities it owns so long as such loans do not exceed 30% of the Portfolio’s net assets.

The Portfolio may invest up to 5% of its assets in short sales “against the box.”

Neuberger Berman Partners Mid Cap Value Portfolio

The Portfolio’s investment objective is capital growth.

The Portfolio normally may invest up to 35% of its total assets in debt securities and may invest up to 15% of its net assets in corporate debt securities rated below investment grade or unrated debt securities deemed by Neuberger Berman Management Inc., the Portfolio’s subadviser, to be comparable to rated investment grade debt securities.

Subsequent to its purchase by the Portfolio, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by the Portfolio. In such a case, the Portfolio will engage in an orderly disposition of the downgraded securities to the extent necessary to ensure that the Portfolio’s holdings of securities rated below investment grade and unrated debt securities deemed by Neuberger Berman Management Inc. to be comparable to rated investment grade debt securities will not exceed 15% of its net assets.

Oppenheimer Global Equity Portfolio

The Portfolio’s investment objective is capital appreciation.

The Portfolio intends to invest less than 5% of its total assets in securities of issuers in Eastern European countries.

The Portfolio does not intend to invest more than 5% of its total assets in debt securities.

Although the Portfolio may invest up to 15% of its net assets in illiquid securities, the Portfolio does not intend to invest more than 10% of its net assets in illiquid securities.

The Portfolio will not enter into swaps with respect to more than 25% of its total assets.

The Portfolio may not invest more than 5% of its total assets in warrants or rights. That limit does not apply to warrants acquired as part of a unit or that are attached to other securities. No more than 2% of the Portfolio’s total assets may be invested in warrants that are not listed on either the New York Stock Exchange or the American Stock Exchange.

Salomon Brothers Strategic Bond Opportunities Portfolio

The Portfolio’s investment objective is to maximize total return consistent with preservation of capital.

Based upon the assessment by Salomon Brothers Asset Management Inc (“SBAM”) of the relative risks and opportunities available in various market segments, assets will be allocated among U.S. Government obligations, mortgage- backed securities, domestic and foreign corporate debt and sovereign debt securities rated investment grade (i.e., securities that earn one of the top four ratings from Moody’s or S&P or any other nationally recognized rating agency; or, if the securities are unrated, judged by SBAM to be of similar quality) and domestic and foreign corporate debt and sovereign debt securities rated below investment grade. The Portfolio may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions, in the form of participation in such Loans and assignments of all or a portion of such loans from third parties. See “Investment Practices–Loan Participations and Assignments” below.

Depending on market conditions, the Portfolio may invest without limit in high yield debt, which involves significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than investments in higher-quality securities. Although SBAM does not anticipate investing in excess of 75% of the Portfolio’s assets in domestic and developing country debt securities that are rated below investment grade, the Portfolio may invest a greater percentage in such securities when, in the opinion of the subadviser, the yield available from such securities outweighs their additional risks. Certain of the debt securities in which the Portfolio may invest may be rated as low as “C” by Moody’s or “D” by S&P or, if unrated, determined to be of comparable quality to securities so rated. Securities rated below investment grade quality are considered high yield, high risk securities and are commonly known as “high yield debt” or “junk bonds.” See “Investment Practices – Lower Rated Fixed-Income Securities” below. See Appendix A for more complete information on bond ratings.

In addition, the Portfolio may invest in securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities, and may also invest in preferred stocks, convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities, privately placed debt securities, stripped mortgage securities, zero coupon securities and inverse floaters.

The Portfolio may, and SBAM anticipates that under certain market conditions it will, invest up to 100% of its assets in foreign securities, including Brady Bonds. Brady Bonds are debt obligations created through the exchange of commercial bank loans for new obligations under a plan introduced by former U.S. Treasury Secretary Nicholas Brady. See “Investment Practices–High Yield/High Risk Foreign Sovereign Debt Securities” below. There is no limit on the value of the Portfolio’s assets that may be invested in the securities of any one country or in assets denominated in any one country’s currency.

The Portfolio may also invest in debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions and debt obligations issued or guaranteed by supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units.

The Portfolio currently intends to invest substantially all of its assets in fixed-income securities. In order to maintain liquidity, the Portfolio may invest up to 20% of its assets in high-quality short-term money market instruments, provided, however, that short-term investment in securities for the forward settlement of trades is not included in this 20%.

The Portfolio’s subadviser has the discretion to select the range of maturities of the various fixed-income securities in which the Portfolio will invest. The weighted average maturity and the duration of the Portfolio may vary substantially from time to time depending on economic and market conditions.

The Portfolio may purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, financial futures contracts, fixed-income indices and other financial instruments, enter into financial futures contracts, enter into interest rate transactions and enter into currency transactions. Interest rate transactions may take the form of swaps, structured notes, caps, floors and collars, and currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

The Portfolio may lend securities it owns so long as such loans do not represent more than 20% of the Portfolio’s assets.

Although the Portfolio’s investment objective is a high level of total return consistent with the preservation of capital, it frequently sells securities to reflect changes in market, industry or individual company conditions or outlook even though it may only have held those securities for a short period. As a result of these policies, the Portfolio, under certain market conditions, may experience high portfolio turnover, although specific portfolio turnover rates are impossible to predict. In recent years, the portfolio turnover rate of the Portfolio has fluctuated considerably as a result of strategic shifts in portfolio holdings designed to maintain an optimum portfolio structure in view of general market conditions and movements in individual stock prices. The Portfolio’s use of reverse repurchase agreements and dollar rolls leads to higher portfolio turnover rates, which involve higher expenses.

Salomon Brothers U.S. Government Portfolio

The Portfolio’s investment objective is to maximize total return consistent with preservation of capital and maintenance of liquidity.

SBAM seeks to achieve the Portfolio’s investment objective by investing primarily in debt obligations (including mortgage-backed securities) issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities, or repurchase agreements or derivative securities (such as collateralized mortgage obligations) backed by such securities.

At least 80% of the total assets of the Portfolio will normally be invested in:

(1) mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”) which are supported by the full faith and credit of the U.S. Government. Such securities entitle the holder to receive all interest and principal payments when due, whether or not payments are actually made on the underlying mortgages;

(2) U.S. Treasury obligations;

(3) debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit but are not necessarily backed by the full faith and credit of the U.S. Government;

(4) mortgage-related securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association (“FNMA”);

(5) repurchase agreements collateralized by any of the above; and

(6) collateralized mortgage obligations issued by private issuers for which the underlying mortgage backed securities serving as collateral are backed (i) by the credit of the U.S. Government agency or instrumentality which issues or guarantees the mortgage backed securities, or (ii) by the full faith and credit of the U.S. Government.

Any guarantee of the securities in which the Portfolio invests runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee runs to the portfolio securities held by the Portfolio and not to the purchase of shares of the Portfolio.

The Portfolio may purchase or write options on securities, options on securities indices and options on futures contracts and may buy or sell futures on financial instruments and securities indices.

Up to 20% of the assets of the Portfolio may be invested in marketable debt securities of domestic issuers and of foreign issuers (payable in U.S. dollars) rated “investment grade” (i.e., securities that earn one of the top four ratings from Moody’s or S&P or any other nationally recognized rating agency; or, if the securities are unrated, judged by SBAM to be of similar quality), convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities and privately placed debt securities.

The Portfolio may lend securities it owns so long as such loans do not represent more than 20% of the Portfolio’s assets.

T. Rowe Price Large Cap Growth Portfolio

The Portfolio’s investment objective is long-term growth of capital and, secondarily, income.

The Portfolio may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the Investment Company Act of 1940, as amended (the “1940 Act”) or (ii) securities of the T. Rowe Price Reserve Investment or Government Reserve Investment Funds.

The Portfolio may not purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Portfolio would be invested in such programs.

The Portfolio may not invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants.

T. Rowe Price Small Cap Growth Portfolio

The Portfolio’s investment objective is long-term capital growth.

The Portfolio may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act or (ii) securities of the T. Rowe Price Reserve Investment or Government Reserve Investment Funds.

The Portfolio may not purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Portfolio would be invested in such programs.

The Portfolio may not invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants.

Zenith Equity Portfolio

The Portfolio’s investment objective is long-term capital appreciation.

The Portfolio seeks to achieve its investment objective by investing in three other Portfolios of the Fund. MetLife Advisers invests the Portfolio’s assets equally among Capital Guardian U.S. Equity, Jennison Growth and FI Value Leaders (the “Zenith Underlying Portfolios”). MetLife Advisers maintains this equal division of assets among the Zenith Underlying Portfolios by rebalancing the Portfolio’s assets each fiscal quarter. Each Zenith Underlying Portfolio has a different subadviser who will use a separate set of investment strategies, exposing each Zenith Underlying Portfolio to its own investment risks.

For information regarding the investment strategies of the Zenith Underlying Portfolios, and the risks associated with those strategies, please refer to the information above which relates to the Zenith Underlying Portfolios and the sections below entitled “Investment Restrictions” and “Investment Practices.”

INVESTMENT RESTRICTIONS

The following is a description of fundamental and non-fundamental restrictions on the investments to be made by the thirty-seven Portfolios. Fundamental restrictions may not be changed without the approval of a majority of the outstanding voting securities of the relevant Portfolio. Non-fundamental restrictions may be changed without such vote. Percentage tests regarding any investment restriction apply only at the time that a Portfolio is making that investment. State insurance laws and regulations may impose additional limitations on a Portfolio’s investments, including its ability to borrow, lend, and use options, futures and other derivative instruments. In addition, these laws may require that a Portfolio’s investments meet additional diversification or other requirements. A policy is fundamental only if the Prospectus or this SAI states that it is fundamental or that it may be changed only by shareholder vote.

Fundamental Investment Restrictions

Each of BlackRock Aggressive Growth, BlackRock Strategic Value, BlackRock Diversified, BlackRock Investment Trust, BlackRock Large Cap Value, FI Mid Cap Opportunities, Franklin Templeton Small Cap Growth,

Harris Oakmark Large Cap Value, Lehman Brothers Aggregate Bond Index, MetLife Mid Cap Stock Index, MetLife Stock Index, Morgan Stanley EAFE Index, Neuberger Berman Partners Mid Cap Value, Oppenheimer Global Equity, Russell 2000 Index, T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth may not:

1.	(a) Borrow money to purchase securities or purchase securities on margin; (b) borrow money more than 5% of total assets for extraordinary or emergency purposes (e.g., to honor redemption requests which might otherwise require the sale of securities at an inopportune time); or (c) borrow in the form of short-term credits necessary to clear Portfolio transactions or to enter into reverse repurchase agreements with banks, together with amounts borrowed for extraordinary or emergency purposes, more than 1/3 of the amount by which total assets exceed total liabilities (excluding the liabilities represented by such obligations). The investment restrictions in (b) and (c) above do not apply to Oppenheimer Global Equity.

2.	Engage in the underwriting of securities of other issuers except to the extent that in selling portfolio securities it may be deemed to be a “statutory” underwriter for purposes of the Securities Act of 1933.

3.	Issue senior securities.

4.	Sell call options which are not covered options.

5.	Make loans but this shall not prohibit a Portfolio from entering into repurchase agreements or purchasing bonds, notes, debentures or other obligations of a character customarily purchased by institutional or individual investors.

6.	Invest more than 10% of total assets (including REITs) in real estate interests, including real estate mortgage loans, provided that the limit shall not restrict investments in exchange-traded real estate investment trusts and shares of other real estate companies.

7.	Invest more than 25% of total assets in securities issued by companies primarily engaged in any one industry; provided that: (a) utilities will be considered separate industries according to type of service; (b) oil and oil related companies will be considered separate industries according to type (e.g., domestic crude oil and gas producers, domestic integrated oil companies, international oil companies, and oil service companies will each be deemed a separate industry); and (c) savings, loan associations, and finance companies will be considered separate industries. For these purposes, money market instruments issued by a foreign branch of a domestic bank will not be deemed to be an investment in a domestic bank. The Fund will disclose when more than 25% of these above-mentioned Portfolios’ total assets are invested in four oil related industries.

With respect to these above-mentioned Portfolios, if the Prospectus or this SAI specifically states that one or more of such Portfolios may engage in practices that would otherwise violate a fundamental policy, such exception is also part of such Portfolios’ fundamental policies. (On the other hand, any policy set forth in the Prospectus or in the “Investment Objectives and Policies” section of this SAI for these Portfolios that is more restrictive than any fundamental policy on the same subject may be changed without any shareholder vote.)

None of BlackRock Bond Income, BlackRock Legacy Large Cap Growth, BlackRock Money Market, Capital Guardian U.S. Equity, Davis Venture Value, FI Value Leaders, Harris Oakmark Focused Value, Jennison Growth, Loomis Sayles Small Cap, MetLife Conservative Allocation, MetLife Conservative to Moderate Allocation, MetLife Moderate Allocation, MetLife Moderate to Aggressive Allocation, MetLife Aggressive Allocation, MFS Investors Trust, MFS Total Return, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government and Zenith Equity will:

1.	Borrow money, except to the extent permitted by applicable law, regulation or order;

2.	Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws;

3.	Purchase or sell real estate, except that, consistent with its investment policies, the Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

4.	Purchase or sell commodities or commodity contracts, except that, consistent with its investment policies, the Portfolio may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities;

5.	Make loans, except by purchasing debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, by lending its portfolio securities, or as otherwise permitted by applicable law, regulation or order;

6.	Purchase securities (other than (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) securities of a registered investment company, and (iii) in the case of BlackRock Money Market, bank instruments issued by domestic banks and U.S. branches of foreign banks) if, as a result of such purchase, more than 25% of the total assets of the Portfolio (as of the time of investment) would be invested in any one industry, except to the extent permitted by applicable law, regulation or order; or

7.	Issue any senior securities except to the extent permitted by applicable law, regulation or order (for purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract or futures contract and collateral arrangements with respect to initial and variation margin are not deemed to involve the issuance of a senior security).

The following sets out additional fundamental policies and restrictions for certain Portfolios:

BlackRock Aggressive Growth Portfolio and BlackRock Investment Trust Portfolio

As a fundamental policy, these Portfolios may not:

a.	Invest more than 10% of total assets in foreign securities (including investments through European Depositary Receipts (“EDRs”) and International Depositary Receipts (“IDRs”), but excluding investments through American Depositary Receipts (“ADRs”)) except that 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.

b.	Lend portfolio securities in excess of 20% of total assets.

c.	Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio’s assets (excluding “in the money” and “bona fide hedging” as defined by the Commodity Futures Trading Commission (the “CFTC”)). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding “in the money” and “bona fide hedging” as defined by the CFTC).

d.	Sell put options other than to close out option positions previously entered into.

e.	For purposes of the application of the industry concentration fundamental investment restriction in 7 above to the Portfolio, companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect the financing companies.

BlackRock Strategic Value Portfolio and BlackRock Large Cap Value Portfolio

As a fundamental policy, these Portfolios may not:

a.	Lend portfolio securities in excess of 33 1/3% of total assets.

b.	Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio’s assets (excluding “in the money” and “bona fide hedging” as defined by the Commodity Futures Trading Commission (the “CFTC”)). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding “in the money” and “bona fide hedging” as defined by the CFTC).

c.	Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

d.	For purposes of the application of the industry concentration fundamental investment restriction in 7 above to the Portfolio, companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect the financing companies.

BlackRock Diversified Portfolio

As a fundamental policy, the Portfolio may not:

a.	Invest more than 10% of total assets in foreign securities (including investments through European Depositary Receipts (“EDRs”) and International Depositary Receipts (“IDRs”), but excluding investments through American Depositary Receipts (“ADRs”)) except that 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.

b.	Lend portfolio securities in excess of 20% of total assets.

c.	Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio’s assets (excluding “in the money” and “bona fide hedging” as defined by the Commodity Futures Trading Commission (the “CFTC”)). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding “in the money” and “bona fide hedging” as defined by the CFTC).

d.	Sell put options other than to close out option positions previously entered into.

e.	For purposes of the application of the industry concentration fundamental investment restriction in 7 above to the Portfolio, companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect the financing companies. Also, the 25% limitation in 7 above shall not apply to the Portfolio’s (a) money market securities, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (b) bank issued debt securities.

FI International Stock Portfolio

As a fundamental policy, the Portfolio may not:

a.	Lend portfolio securities in excess of 20% of total assets.

b.	Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio’s assets (excluding “in the money” and “bona fide hedging” as defined by the Commodity Futures Trading Commission (the “CFTC”)). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding “in the money” and “bona fide hedging” as defined by the CFTC).

c.	Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

FI Mid Cap Opportunities Portfolio

As a fundamental policy, the Portfolio may not:

a.	Invest more than 30% of total assets in foreign securities (including investments through European Depositary Receipts (“EDRs”) and International Depositary Receipts (“IDRs”), but excluding investments through American Depositary Receipts (“ADRs”)) denominated in a foreign currency and not publicly traded in the U.S.

b.	Lend portfolio securities in excess of 25% of total assets.

c.	Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio’s assets (excluding “in the money” and “bona fide hedging” as defined by the Commodity Futures Trading Commission (the “CFTC”)). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding “in the money” and “bona fide hedging” as defined by the CFTC).

d.	Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

Franklin Templeton Small Cap Growth Portfolio

As a fundamental policy, the Portfolio may not:

a.	Invest more than 25% of total assets in foreign securities (including investments through European Depositary Receipts (“EDRs”) and International Depositary Receipts (“IDRs”), but excluding investments through American Depositary Receipts (“ADRs”)).

b.	Lend portfolio securities in excess of 20% of total assets.

c.

Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the

Portfolio is permitted to enter into futures contracts. The policies in (i) and (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio’s assets (excluding “in the money” and “bona fide hedging” as defined by the Commodity Futures Trading Commission (the “CFTC”)). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding “in the money” and “bona fide hedging” as defined by the CFTC).

d.	Sell put options other than to close out option positions previously entered into; provided that the Portfolio may sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value.

Harris Oakmark Large Cap Value Portfolio

As a fundamental policy, the Portfolio may not:

a.	Invest more than 25% of total assets in foreign securities (including investments through European Depositary Receipts (“EDRs”) and International Depositary Receipts (“IDRs”), but excluding investments through American Depositary Receipts (“ADRs”)).

b.	Lend portfolio securities in excess of 33 1/3% of total assets.

c.	Sell put options other than to close out option positions previously entered into.

d.	Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; and (ii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (ii) is non-fundamental). The policies in (i) and (ii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio’s assets (excluding “in the money” and “bona fide hedging” as defined by the Commodity Futures Trading Commission). The Portfolio’s policy to not purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return is a non-fundamental policy.

Lehman Brothers® Aggregate Bond Index Portfolio

As a fundamental policy, the Portfolio may not:

a.	Lend portfolio securities in excess of 33 1/3% of total assets.

b.	Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; and (ii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (ii) is non-fundamental). The policies in (i) and (ii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio’s assets (excluding “in the money” and “bona fide hedging” as defined by the Commodity Futures Trading Commission). The Portfolio’s policy to not purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return is a non-fundamental policy.

c.	Sell put options other than to close out option positions previously entered into.

d.	For purposes of the application of the industry concentration fundamental investment restriction in 7 above to the Portfolio, companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect the financing companies.

MetLife Stock Index Portfolio

As a fundamental policy, the Portfolio may not:

a.

Invest more than 10% of total assets in foreign securities (including investments through European Depositary Receipts (“EDRs”) and International Depositary Receipts (“IDRs”), but excluding investments through American

Depositary Receipts (“ADRs”)) except 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.

b.	Lend portfolio securities in excess of 20% of total assets.

c.	Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio’s assets (excluding “in the money” and “bona fide hedging” as defined by the Commodity Futures Trading Commission (the “CFTC”)). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding “in the money” and “bona fide hedging” as defined by the CFTC).

d.	Sell put options other than to close out option positions previously entered into.

Morgan Stanley EAFE® Index Portfolio

As a fundamental policy, the Portfolio may not:

a.	Lend portfolio securities in excess of 33 1/3% of total assets.

b.	Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio’s assets (excluding “in the money” and “bona fide hedging” as defined by the Commodity Futures Trading Commission (the “CFTC”)). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding “in the money” and “bona fide hedging” as defined by the CFTC).

c.	Sell put options other than to close out option positions previously entered into.

Neuberger Berman Partners Mid Cap Value Portfolio

As a fundamental policy, the Portfolio may not:

a.	Invest more than 10% of total assets in foreign securities (including investments through European Depositary Receipts (“EDRs”) and International Depositary Receipts (“IDRs”), but excluding investments through American Depositary Receipts (“ADRs”)).

b.	Lend portfolio securities in excess of 33 1/3% of total assets.

c.	Invest in commodities or commodity contracts. The Portfolio’s policy to not purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return is a non-fundamental policy.

d.	Sell put options other than to close out option positions previously entered into.

Oppenheimer Global Equity Portfolio

As a fundamental policy, the Portfolio may not:

a.	Lend portfolio securities in excess of 33 1/3% of total assets.

b.	(i) Borrow money in excess of 33 1/3% of total assets for extraordinary or emergency purposes (e.g., to honor redemption requests which might otherwise require the sale of securities at an inopportune time), provided that if these obligations with reverse repurchase agreements do not exceed 5% of total assets, no additional securities will be purchased for the Portfolio; or (ii) borrow in the form of short-term credits necessary to clear Portfolio transactions or enter into reverse repurchase agreements with banks, together with amounts borrowed for extraordinary or emergency purposes, more than 1/3 of the amount by which total assets exceed total liabilities (excluding the liabilities represented by such obligations).

c.	Commit more than 5% of the Portfolio’s assets to transactions in options, futures or other “derivative” instruments that are intended for any purpose other than to protect against changes in market values of investments the Portfolio owns or intends to acquire, to facilitate the sale or disposition of investments for the Portfolio, or to adjust the effective duration or maturity of fixed income instruments owned by the Portfolio.

d.

Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio’s assets (excluding “in the money” and “bona fide hedging” as defined by the Commodity Futures Trading Commission (the “CFTC”)). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding “in the money” and “bona fide hedging” as defined by the CFTC).

e.	Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

Russell 2000® Index Portfolio and MetLife Mid Cap Stock Index Portfolio

As a fundamental policy, the Portfolios may not:

a.	Invest more than 10% of total assets in foreign securities (including investments through European Depositary Receipts (“EDRs”) and International Depositary Receipts (“IDRs”), but excluding investments through American Depositary Receipts (“ADRs”)) except that 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.

b.	Lend portfolio securities in excess of 33 1/3% of total assets.

c.	Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio’s assets (excluding “in the money” and “bona fide hedging” as defined by the Commodity Futures Trading Commission (the “CFTC”)). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding “in the money” and “bona fide hedging” as defined by the CFTC).

d.	Sell put options other than to close out option positions previously entered into.

T. Rowe Price Large Cap Growth Portfolio

As a fundamental policy, the Portfolio may not:

a.	Invest more than 30% (excluding reserves) of total assets in foreign securities (including investments through European Depositary Receipts (“EDRs”) and International Depositary Receipts (“IDRs”), but excluding investments through American Depositary Receipts (“ADRs”).

b.	Lend portfolio securities in excess of 33 1/3% of total assets.

c.

Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio’s assets (excluding “in the money” and “bona fide hedging” as defined by the

Commodity Futures Trading Commission (the “CFTC”)). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding “in the money” and “bona fide hedging” as defined by the CFTC).

d.	Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

T. Rowe Price Small Cap Growth Portfolio

As a fundamental policy, the Portfolio may not:

a.	Invest more than 20% (excluding reserves) of total assets in foreign securities (including investments through European Depositary Receipts (“EDRs”) and International Depositary Receipts (“IDRs”), but excluding investments through American Depositary Receipts (“ADRs”)).

b.	Lend portfolio securities in excess of 33 1/3% of total assets.

c.	Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio’s assets (excluding “in the money” and “bona fide hedging” as defined by the Commodity Futures Trading Commission (the “CFTC”)). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding “in the money” and “bona fide hedging” as defined by the CFTC).

d.	Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

Non-Fundamental Investment Restrictions

For each of BlackRock Aggressive Growth, BlackRock Strategic Value, BlackRock Diversified, BlackRock Investment Trust, BlackRock Large Cap Value, FI International Stock, Franklin Templeton Small Cap Growth, Harris Oakmark Large Cap Value, Lehman Brothers Aggregate Bond Index, MetLife Mid Cap Stock Index, MetLife Stock Index, Morgan Stanley EAFE Index, Neuberger Berman Partners Mid Cap Value, Oppenheimer Global Equity, Russell 2000 Index,

T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth, the following non-fundamental policies are in addition to those described elsewhere in the Prospectus or this SAI:

1.	No Portfolio will acquire securities for the purpose of exercising control over the management of any company.

2.	At least 75% of a Portfolio’s total assets must be: (a) securities of issuers in which the Portfolio has not invested more than 5% of its total assets, (b) voting securities of issuers as to which the Fund owns no more than 10% of such securities, and (c) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

3.	No Portfolio may make any short sale.

4.	No Portfolio may participate on a joint or joint and several basis in any trading account in securities.

None of BlackRock Bond Income, BlackRock Legacy Large Cap Growth, BlackRock Money Market, Capital Guardian U.S. Equity, Davis Venture Value, FI Mid Cap Opportunities, FI Value Leaders, Harris Oakmark Focused Value, Jennison Growth, Loomis Sayles Small Cap, MetLife Conservative Allocation, MetLife Defensive Allocation, MetLife Conservative to Moderate Allocation, MetLife Moderate Allocation, MetLife Moderate to Aggressive Allocation, MetLife Aggressive Allocation, MFS Investors Trust, MFS Total Return, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government and Zenith Equity will:

1.	Invest in securities of other investment companies except to the extent permitted by applicable law, regulation or order;

2.	*Invest more than 15% (10% in the case of BlackRock Money Market) of the value of the net assets of the Portfolio in illiquid securities (as of the time of investment), including variable amount master demand notes (if such notes provide for prepayment penalties) and repurchase agreements with remaining maturities in excess of seven days. (If, through a change in security values or net assets, or due to other circumstances, the value of illiquid securities held by the Portfolio exceeds 15% (10% in the case of BlackRock Money Market) of the value of the net assets of the Portfolio, the Portfolio shall consider appropriate steps to protect liquidity);

3.	Sell securities short or purchase any securities on margin, except to the extent permitted by applicable law, regulation or order;

4.	**With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company; or

5.	**With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer (as of the time of acquisition); provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company.

*	For purposes of non-fundamental investment restriction (2), “illiquid securities” is defined in this SAI under “Investment Practices - Illiquid Securities.”

**	The non-fundamental investment restrictions (4) and (5) above do not apply to Harris Oakmark Focused Value.

Insurance Law Restrictions

The ability to sell contracts in New York requires that each portfolio manager use his or her best efforts to assure that each Portfolio complies with the investment restrictions and limitations prescribed by Sections 1405 and 4240 of the New York State Insurance Law and regulations thereunder in so far as such restrictions and limitations are applicable to investment of separate account assets in mutual funds. Failure to comply with these restrictions or limitations will result in the insurance companies that invest in the Fund ceasing to make investments in that Portfolio for the separate accounts. The current law and regulations permit the Fund to make any purchase if made on the basis of good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances.

Variable Contract Related Investment Restrictions

Separate accounts supporting variable life insurance and variable annuity contracts are subject to certain diversification requirements imposed by regulations adopted under the Internal Revenue Code. Because the Fund is intended as an investment vehicle for variable life insurance and variable annuity separate accounts, Section 817(h) of the Internal Revenue Code requires that the Fund’s investments, and accordingly the investments of each Portfolio, be “adequately diversified” in accordance with regulations promulgated by the Department of the Treasury. Failure to do so means the variable life insurance and variable annuity contracts would cease to qualify as life insurance and annuities for federal tax purposes. Regulations specifying the diversification requirements have been issued by the Department of the Treasury. The Fund intends to comply with these requirements.

INVESTMENT PRACTICES

The following information relates to some of the investment practices in which certain Portfolios may engage. The table indicates which Portfolios may engage in each of these practices.

Each Asset Allocation Portfolio invests in shares of the Underlying Portfolios and its performance is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives, as well as MetLife Advisers’ allocation among the Underlying Portfolios. Accordingly, each Asset Allocation Portfolio’s investment performance will be influenced by the investment practices of and risks associated with the Underlying Portfolios, as described below, in direct proportion to the amount of assets each Asset Allocation Portfolio allocates to the Underlying Portfolios utilizing such practices. However, information in “Money Market Instruments”, “Investment Company Securities” and “U.S. Government Securities” also applies generally to direct investments that may be made by the Asset Allocation Portfolios.

Similar to the Asset Allocation Portfolios, Zenith Equity indirectly engages in the investment practices of the Zenith Underlying Portfolios.

A Portfolio may be subject to specific limitations on these investment practices, as stated above under “Investment Objectives and Policies” or “Investment Restrictions” or in the Prospectus. The information below does not describe every type of investment, technique or risk to which a Portfolio may be exposed. Each Portfolio reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed above under “Investment Restrictions.” The Russell 2000 Index Portfolio, MetLife Mid Cap Stock Index Portfolio, Morgan Stanley EAFE Index Portfolio and MetLife Stock Index Portfolio are collectively referred to as the “Equity Index Portfolios,” and, together with the Lehman Brothers Aggregate Bond Index Portfolio, the “Index Portfolios.”

Investment Practices	Portfolios

Equity Securities	All Portfolios other than Lehman Brothers Aggregate Bond Index and BlackRock Money Market

Convertible Securities	All Portfolios other than BlackRock Money Market

Fixed-income Securities	All Portfolios

Money Market Instruments	All Portfolios

U.S. Government Securities	All Portfolios

Mortgage-Related Securities	All Portfolios other than Equity Index Portfolios, FI Mid Cap Opportunities, FI Value Leaders and FI International Stock

Stripped Mortgage Securities	All Portfolios other than Equity Index Portfolios, FI Mid Cap Opportunities, FI Value Leaders and FI International Stock

Asset-backed Securities	All Portfolios other than Equity Index Portfolios, FI Mid Cap Opportunities, FI Value Leaders and FI International Stock

Zero Coupon Securities	All Portfolios other than BlackRock Money Market and Equity Index Portfolios

Lower Rated Fixed-income Securities (High Yield Debt)	All Portfolios other than BlackRock Money Market and Equity Index Portfolios

Foreign Securities	All Portfolios

High Yield/High Risk Foreign Sovereign Debt Securities	All Portfolios other than Equity Index Portfolios and BlackRock Money Market

Brady Bonds	All Portfolios other than Equity Index Portfolios, FI Mid Cap Opportunities, FI Value Leaders and FI International Stock

Foreign Equity Depositary Receipts	All Portfolios other than Lehman Brothers Aggregate Bond Index and BlackRock Money Market

Yankee Bonds	All Portfolios other than BlackRock Money Market, Equity Index Portfolios, FI Mid Cap Opportunities, FI Value Leaders and FI International Stock

Foreign Currency Transactions, including Forward Contracts, Futures and Options	All Portfolios other than BlackRock Money Market, Russell 2000 Index, MetLife Mid Cap Stock Index and MetLife Stock Index (except that Neuberger Berman Partners Mid Cap Value may not purchase options on foreign currencies)

Emerging Markets	All Portfolios other than BlackRock Money Market

Obligations of Supranational Agencies	All Portfolios other than Equity Index Portfolios

Illiquid Securities	All Portfolios

Rule 144A Securities	All Portfolios

Real Estate Investment Trusts	All Portfolios other than BlackRock Money Market

Investment Company Securities	All Portfolios

Exchange Traded Funds	All Portfolios other than BlackRock Money Market

Repurchase Agreements	All Portfolios

Reverse Repurchase Agreements	All Portfolios other than FI Mid Cap Opportunities, FI Value Leaders and FI International Stock

Dollar Rolls	All Portfolios other than FI Mid Cap Opportunities, FI Value Leaders and FI International Stock

Purchasing and Selling Options on Securities	All Portfolios other than Neuberger Berman Partners Mid Cap Value and BlackRock Money Market

Purchasing and Selling Futures (and options thereon)	All Portfolios other than Neuberger Berman Partners Mid Cap Value, BlackRock Money Market and Harris Oakmark Focused Value

Eurodollar Futures and Options	All Portfolios other than BlackRock Money Market, Neuberger Berman Partners Mid Cap Value, FI Mid Cap Opportunities and FI Value Leaders

Loan Participations and Assignments	All Portfolios other than BlackRock Money Market, Equity Index Portfolios, FI Mid Cap Opportunities, FI Value Leaders and FI International Stock

Swaps, Caps, Floors, Collars, Etc.	All Portfolios other than BlackRock Money Market, FI Mid Cap Opportunities, FI Value Leaders and FI International Stock (Neuberger Berman Partners Mid Cap Value may not engage in swaps)

Inverse Floaters	All Portfolios other than BlackRock Money Market, Equity Index Portfolios, FI Mid Cap Opportunities, FI Value Leaders and FI International Stock

Structured Notes	All Portfolios other than BlackRock Money Market, Equity Index Portfolios, FI Mid Cap Opportunities, FI Value Leaders and FI International Stock

Capital Securities	All Portfolios other than BlackRock Money Market, Equity Index Portfolios, FI Mid Cap Opportunities, FI Value Leaders and FI International Stock

Payment-in-Kind securities (“PIKs”)	All Portfolios other than BlackRock Money Market, Equity Index Portfolios, FI Mid Cap Opportunities, FI Value Leaders and FI International Stock

Warrants	All Portfolios other than BlackRock Money Market

Indexed Securities	All Portfolios other than BlackRock Money Market

When Issued Securities	All Portfolios

Forward Commitments	All Portfolios other than BlackRock Money Market

Hybrid Instruments	All Portfolios other than BlackRock Money Market (up to 10% of total assets for T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth)

Short Sales “Against the Box”	Harris Oakmark Focused Value, MFS Investors Trust, MFS Total Return, BlackRock Legacy Large Cap Growth and BlackRock Bond Income

Lending of Portfolio Securities	All Portfolios

Equity Securities – The Portfolios listed above may invest in equity securities. Equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in a Portfolio may sometimes decrease instead of increase. Investments in companies with relatively small capitalization may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates which exceed those of companies with larger capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller capitalization often have limited product lines, markets or financial resources and they may be dependent upon a relatively small management group. The securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or the market averages in general. The net asset value of each class of a Portfolio that invests in companies with smaller capitalization, therefore, may fluctuate more widely than market averages.

Convertible Securities – The Portfolios listed above may invest in convertible securities, including corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The value of convertible securities that pay dividends or interest, like the value of other fixed-income securities, generally fluctuates inversely with changes in interest rates. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price.

Fixed-Income Securities – The Portfolios listed above may invest in fixed-income securities. Fixed-income securities include a broad array of short, medium and long term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some fixed-income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer’s obligation. Fixed-income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the security, as well as the obligation to repay the principal amount of the security at maturity.

Fixed-income securities involve both credit risk and market risk. Credit risk is the risk that the security’s issuer will fail to fulfill its obligation to pay interest, dividends or principal on the security. Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors. Except to the extent values are affected by other factors such as developments relating to a specific issuer, generally the value of a fixed-income security can be expected to rise when interest rates decline and conversely, the value of such a security can be expected to fall when interest rates rise. Some fixed-income securities also involve prepayment or call risk. This is the risk that the issuer will repay a Portfolio the principal on the security before it is due, thus depriving the Portfolio of a favorable stream of future interest or dividend payments. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Portfolio would typically receive a premium if an issuer were to redeem a security, if an issuer were to exercise a “call option” and redeem the security during times of declining interest rates, the Portfolio may realize a capital loss on its investment if the security was purchased at a premium and the Portfolio may be forced to replace the called security with a lower yielding security.

Because interest rates vary, it is impossible to predict the income for any particular period of a Portfolio that invests in fixed-income securities. Fluctuations in the value of a Portfolio’s investments in fixed-income securities will cause the net asset value of each class of the Portfolio to increase or decrease.

Duration is a measure of the price volatility of a bond equal to the weighted average term to maturity of the bond’s cash flows. The weights are the present values of each cash flow as a percentage of the present value of all cash flows. The greater the duration of a bond, the greater its percentage price volatility. Only a pure discount bond – that is, one with no coupon or sinking-fund payments – has a duration equal to the remaining maturity of the bond, because only in this case does the present value of the final redemption payment represent the entirety of the present value of the bond. For all other bonds, duration is less than maturity.

The difference between duration and maturity depends on: (a) the size of the coupon, (b) whether or not there are to be sinking-fund payments, and (c) the yield-to-maturity represented by the bond’s current market value. The higher the coupon the shorter the duration. This is because the final redemption payment accounts for a smaller percentage of the bond’s current value. The higher the yield the shorter the duration. This is because the present values of the distant payments become less important relative to the present values of the nearer payments. A typical sinking fund reduces duration by about 1.5 years. For bonds of less than five years to maturity, duration expands rapidly as maturity expands. From 5 to 15 years remaining maturity, duration continues to expand as maturity lengthens, but at a considerably slower rate. Beyond 15 years’ maturity, increments to duration are quite small, and only a bond with very low (or no) coupon would have a duration of more than 15 years.

There is a close relationship between duration and the price sensitivity of a bond to changes in interest rates. The relationship is approximately as follows:

Percent change in bond price = - (Duration x Absolute change in yield).

For example, a bond with 10 years’ duration will decline (or rise) in price by approximately 5 percent when yield increases (or decreases) by one half percent. Similarly, a yield increase of 2 percent will produce a price decline of about 24 percent for a bond with 12 years’ duration; but the same 2 percent yield increase will produce a price decline of only some 10 percent for a bond with five-years’ duration. This same relationship holds true for the duration and price of the entire portfolio of a Portfolio.

Money Market Instruments – Obligations of foreign branches of U.S. banks and other foreign securities are subject to risks of foreign political, economic and legal developments, which include foreign governmental restrictions adversely affecting payment of principal and interest on the obligations, foreign withholding and other taxes on interest income, and difficulties in obtaining and enforcing a judgment against a foreign branch of a domestic bank. With respect to bank obligations, different risks may result from the fact that foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks. For instance, such branches may not be subject to the types of requirements imposed on domestic banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information. Obligations of such branches will be purchased by a Portfolio only when the Portfolio’s adviser or subadviser believes the risks are minimal.

The following constitutes a description of the money market instruments which may be purchased by each Portfolio, some of which may only invest for temporary defensive purposes.

U.S. Government Securities – are bills, certificates of indebtedness, notes and bonds issued by agencies, authorities and instrumentalities of the U.S. Government. Some obligations, such as those issued by the U.S. Treasury, the Government National Mortgage Association, the Farmers’ Home Administration and the Small Business Administration, are backed by the full faith and credit of the U.S. Treasury. Other obligations are backed by the right of the issuer to borrow from the U.S. Treasury or by the credit of the agency, authority or instrumentality itself. Such obligations include, but are not limited to, obligations issued by the Tennessee Valley Authority, the Bank for Cooperatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks and the Federal National Mortgage Association.

Certificates of Deposit – are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return and are normally negotiable.

Bankers’ Acceptances – are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity.

Eurodollar Obligations – are obligations of foreign branches of U.S. banks.

Commercial Paper – refers to promissory notes issued by corporations in order to finance their short-term credit needs. Commercial paper may also be backed by segregated assets. See “Asset-backed securities” below. For a description of commercial paper ratings see Appendix A-2. Commercial paper may also be issued by foreign companies or banks or their U.S. affiliates.

U.S. Government Securities – The Portfolios listed above may invest in some or all of the following U.S. Government securities, as well as in other types of securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities:

U.S. Treasury Bills – Direct obligations of the United States Treasury which are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the United States Government.

U.S. Treasury Notes and Bonds – Direct obligations of the United States Treasury issued in maturities that vary between one and 40 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the United States Government.

“Ginnie Maes” – Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer’s Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association (“GNMA”) guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

“Fannie Maes” – The Federal National Mortgage Association (“FNMA”) is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

“Freddie Macs” – The Federal Home Loan Mortgage Corporation (“FHLMC”) is a corporate instrumentality of the United States Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC’s National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the United States Government.

U.S. Government securities often do not involve the same credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the net asset value of each class of a Portfolio. Since the magnitude of these fluctuations will generally be greater at times when the Portfolio’s average maturity is longer, under certain market conditions, a Portfolio may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Mortgage-Related Securities – The Portfolios listed above may invest in the following types of mortgage-related securities:

Privately Issued Mortgage Securities – These privately-issued pass through securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations (“CMOs”; see the general description below). Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see “Types of Credit Support” below. A Portfolio will not limit its investments to asset-backed securities with credit enhancements.

Adjustable Rate Mortgage Securities – An Adjustable Rate Mortgage Security (“ARM”), like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed rate mortgage securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

Collateralized Mortgage Obligations – A Collateralized Mortgage Obligation (“CMO”) is a debt security collateralized by a portfolio of mortgages or mortgage securities held under a trust indenture. In some cases, the underlying mortgages or mortgage securities are issued or guaranteed by the U.S. Government or an agency or instrumentality thereof, but the obligations purchased by a Portfolio will in many cases not be so issued or guaranteed. The issuer’s obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. The early retirement of a particular class or series of CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security.

Stripped Mortgage Securities – The Portfolios listed above may invest in stripped mortgage securities, which are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the Portfolios invest. Stripped mortgage securities may not be as liquid as other securities in which the Portfolios may invest.

Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield-to-maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio’s yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in a top rating category.

As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of other mortgage securities, like other debt instruments, will tend to move in the opposite direction of interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described herein, may reduce fluctuations in the net asset value of each class of a Portfolio.

In addition to the stripped mortgage securities described above, the Portfolios listed above may invest in similar securities such as “Super POs,” “Levered IOs” and “IOettes,” all of which are more volatile than conventional POs or IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Portfolios may also invest in other similar instruments developed in the future that are deemed consistent with the investment objectives, policies and restrictions of the Portfolio.

Under the Internal Revenue Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the portfolio.

Asset-Backed Securities – The Portfolios listed above may invest in asset-backed securities. As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany privately-issued mortgage securities, see “Types of Credit Support” below. A Portfolio will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, many such securities are widely traded by brokers and dealers, and in such cases will not be deemed by that Portfolio’s subadviser to be illiquid securities for the purposes of the investment policy that limits a Portfolio’s investments in illiquid securities.

Types of Credit Support – Mortgage securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include “senior subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Zero Coupon Securities – The Portfolios listed above may invest in zero coupon securities. Zero coupon securities involve special risk considerations. Zero coupon securities include debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When such a zero coupon security is held to maturity, its entire return (other than the return of the principal upon maturity), consists of the amortization of discount and comes from the difference between its purchase price and its maturity value. The difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain other zero coupon securities which also are sold at substantial discounts from their maturity value, provide for the commencement of regular interest payments at a deferred date.

Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The values of zero coupon securities appreciate more during periods of declining interest rates and depreciates more during periods of rising interest rates. Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities are generally not traded on a national securities exchange, many such securities are widely traded by brokers and dealers and, if so, will not be considered illiquid.

Current federal income tax law requires the holder of a zero coupon security (as well as the holders of other securities, such as Brady Bonds, which may be acquired at a discount) to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Lower Rated Fixed-Income Securities (High Yield Debt) – The Portfolios listed above may invest in high yield debt. Fixed-income securities rated below “investment grade” (i.e., rated below one of the top four ratings from Moody’s or S&P or any other nationally recognized rating agency; or, if the securities are unrated, judged by the subadviser to be of similar quality) are considered high yield, high risk securities and are commonly known as “high yield debt” or “junk bonds”. Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed-income securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The ability of a Portfolio investing in lower quality fixed-income securities to achieve its investment objective may be more dependent on the relevant adviser’s or subadviser’s own credit analysis than it would be for a Portfolio investing in higher quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. For more information, including a detailed description of the ratings assigned by S&P, Moody’s and Duff & Phelps, please refer to “Appendix A-1–Description of Bond Ratings.”

Foreign Securities – The Portfolios listed above may invest in foreign securities. Unless otherwise indicated in the Prospectus or this SAI with respect to a Portfolio, foreign securities refer to securities of issuers organized or headquartered outside the United States or primarily traded outside the United States.

Although investing in foreign securities may increase a Portfolio’s diversification and reduce portfolio volatility, foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Portfolio’s receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer’s obligations.

A Portfolio’s investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy’s dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

Since most foreign securities are denominated in foreign currencies or trade primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Portfolio investing in these securities may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Changes in the value relative to the U.S. dollar of a foreign currency in which a Portfolio’s holdings are denominated will result in a change in the U.S. dollar value of the Portfolio’s assets and the Portfolio’s income available for distribution.

In addition, although part of a Portfolio’s income may be received or realized in foreign currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Portfolio’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Portfolio could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Portfolio accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

Each Portfolio may also purchase shares of investment companies investing primarily in foreign securities, including shares of funds that invest primarily in securities of issuers located in one foreign country or region. Each Portfolio may, subject to the limitations stated above, invest in World Equity Benchmark Shares (“WEBS”) and similar securities that invest in securities included in foreign securities indices. See “Investment Practices – Foreign Equity Depositary Receipts.”

High Yield/High Risk Foreign Sovereign Debt Securities – The Portfolios listed above may invest in high yield/high risk foreign sovereign debt securities, which are typically issued by developing or emerging market countries. Such countries’ ability to pay principal and interest may be adversely affected by many factors, including high rates of inflation, high interest rates, currency exchange rate fluctuations or difficulties, political uncertainty or instability, the country’s cash flow position, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, the policy of the International Monetary Fund (the “IMF”), the World Bank and other international agencies, the obligor’s balance of payments, including export performance, its access to international credit and investments, fluctuations in the international prices of commodities which it imports or exports and the extent of its foreign reserves and access to foreign exchange. Currency devaluations may also adversely affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government’s implementation of economic reforms or other requirements. Failure to meet such conditions may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts.

A Portfolio may invest in the sovereign debt of foreign countries which have issued or have announced plans to issue Brady Bonds, and expect that a substantial portion of their investments in sovereign debt securities will consist of Brady Bonds.

Brady Bonds – The Portfolios listed above may invest in Brady Bonds, which are debt securities issued under the framework of the Brady Plan, an initiative announced by then U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the IMF. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (“Brady Bonds”). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country’s economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a Portfolio will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. A Portfolio may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Sovereign obligors in developing and emerging market countries have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness including, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Portfolio’s holdings. Brady Bonds involving an emerging market country are included in any Portfolio’s limitation on investments in emerging markets.

Foreign Equity Depositary Receipts – In addition to purchasing foreign securities directly, each Portfolio listed above may purchase Foreign Equity Depositary Receipts, which are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. The Portfolios listed above may invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”). In addition, the Portfolios listed above may invest in American Depositary Receipts (“ADRs”), which represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs, GDRs and IDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs, GDRs and IDRs are not necessarily quoted in the same currency as the underlying security.

Foreign Equity Depositary Receipts can be either “sponsored” or “unsponsored.” Sponsored Foreign Equity Depositary Receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored Foreign Equity Depositary Receipts are arranged without involvement by the issuer of the underlying equity securities. Less information about the issuer of the underlying equity securities may be available in the case of unsponsored Foreign Equity Depositary Receipts.

To the extent a Portfolio acquires Foreign Equity Depositary Receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the Foreign Equity Depositary Receipts to issue and service such Foreign Equity Depositary Receipts (unsponsored), there may be an increased possibility that such Portfolio would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Foreign Equity Depositary Receipts does not eliminate the risks inherent in investing in securities of non-U.S. issuers. The market value of Foreign Equity Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Foreign Equity Depositary Receipts and the underlying securities are quoted. However, by investing in Foreign Equity Depositary Receipts, such as ADRs, that are quoted in U.S. dollars, a Portfolio may avoid currency risks during the settlement period for purchases and sales.

Yankee Bonds – The Portfolios listed above may invest in Yankee bonds, which are bonds denominated in U.S. dollars and issued by foreign entities for sale in the United States. Yankee bonds are affected by interest rates in the U.S. and by the economic, political and other forces which impact the issuer locally.

Foreign Currency Transactions, including Forward Contracts, Futures and Options – The Portfolios listed above may engage in foreign currency transactions to protect against a change in the foreign currency exchange rate between the date on which a Portfolio contracts to purchase or sell a security that settles in a foreign currency and the settlement date for the purchase or sale. In order to “lock in” the equivalent of a dividend or interest payment in another currency, a Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate. If conditions warrant, a Portfolio may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date (“forward contracts”). A Portfolio will maintain cash or other liquid assets in a segregated account with the custodian in an amount at least equal to (i) the difference between the current value of the Portfolio’s liquid holdings that settle in the relevant currency and the Portfolio’s outstanding net obligations under currency forward contracts in that currency, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract.

Subject to the investment policies described above in “Investment Objectives” and “Investment Restrictions” and in the Prospectus, the Portfolios listed above may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. Certain Portfolios may also purchase options on foreign currencies. See “Purchasing and Selling Options on Securities,” and “Purchasing and Selling Futures (and options thereon)” below. A Portfolio’s use of such transactions may be limited by tax considerations.

Emerging Markets – The Portfolios listed above may invest in the securities of issuers in emerging market countries (up to the limit of each Portfolio’s ability to invest in foreign securities). Investing in securities of issuers in emerging market countries involves risks in addition to those discussed in the Prospectus and this SAI under “Foreign Securities.” Emerging market countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Portfolio’s purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Portfolio, the subadviser, its affiliates and their respective clients and other service providers. A Portfolio may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign countries or limit investment by foreign countries to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Portfolio. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian countries, such as Taiwan, it is anticipated that a Portfolio may invest in such countries only through other investment funds in such countries. See “Investment Company Securities” below.

Oppenheimer Global Equity intends to invest less than 5% of its total assets in securities of issuers of Eastern European countries. The social, political and economic reforms in most Eastern European countries are still in their early stages, and there can be no assurance that these reforms will continue. Eastern European countries in many cases do not have a sophisticated or well-established capital market structure for the sale and trading of securities. Participation in the investment markets in some of those countries may be available initially or solely through investment in joint ventures, state enterprises, private placements, unlisted securities or other similar illiquid investment vehicles.

In addition, although investment opportunities may exist in Eastern European countries, any change in the leadership or policies of the governments of those countries, or changes in the leadership or policies of any other government that exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring. As a result investment opportunities which may currently exist may be threatened.

The prior authoritarian governments of a number of the Eastern European countries previously expropriated large amounts of real and personal property, which may include property which will be represented by or held by entities issuing the securities a Portfolio might wish to purchase. In many cases, the claims of the prior property owners against those governments were never finally settled. There can be no assurance that any property represented by or held by entities issuing securities purchased by a Portfolio will not also be expropriated, nationalized, or confiscated. If that property were confiscated, the Fund could lose a substantial portion of its investments in such countries. A Portfolio’s investments could also be adversely affected by exchange control regulations imposed in any of those countries.

Obligations of Supranational Agencies – The Portfolios listed above may invest in obligations issued by supranational agencies such as the International Bank for Reconstruction and Development (commonly known as the World Bank) which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations’ steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered U.S. Government securities and are not supported, directly or indirectly, by the U.S. Government.

Illiquid Securities – Each Portfolio may invest up to 15% (10% in the case of BlackRock Money Market) of its net assets in “illiquid securities,” that is, securities which in the opinion of the subadviser may not be resalable at the price at which the Portfolio is valuing the security, within seven days, except as qualified below. Illiquid securities include securities whose disposition is restricted by federal securities laws (other than Rule 144A securities deemed liquid by the Portfolio’s subadviser) and certificates of deposit and repurchase agreements of more than seven days duration or any time deposit with a withdrawal penalty. If through the appreciation of illiquid securities or the depreciation of liquid securities, a Portfolio is in a position where more than 15% (10% in the case of BlackRock Money Market) of the value of its net assets are invested in illiquid assets, the Portfolio is not required to immediately sell any illiquid securities if to do so would not be in the best interest of the Portfolio’s shareholders.

Rule 144A Securities – The Portfolios listed above may purchase Rule 144A securities. These are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless the Portfolio’s subadviser has determined, under guidelines established by the Fund’s Board of Directors, that the particular issue of Rule 144A securities is liquid.

Real Estate Investment Trusts (“REITs”) – The Portfolios listed above may invest in REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code. A Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Internal Revenue Code requires), and are subject to the risk of financing projects. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemption from the 1940 Act. REITs, and mortgage REITs in particular, are also subject to interest rate risk.

Investment Company Securities – The Portfolios listed above may invest in other investment companies to the extent permitted by the 1940 Act. Because of restrictions on direct investment by U.S. entities in certain countries, a Portfolio may choose to invest indirectly in such countries by purchasing shares of another investment company that is permitted to invest in such countries, which may be the most practical or efficient way for the Portfolio to invest in such countries. In other cases, where the Portfolio’s subadviser desires to make only a relatively small investment in a particular country, investing through an investment company that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. As an investor in another investment company, a Portfolio will bear its share of the expenses of that investment company. These expenses are in addition to the Portfolio’s own costs of operations. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company’s portfolio.

Each of the Asset Allocation Portfolios and Zenith Equity pursues its respective investment objective by investing its assets in securities of other investment companies. In the case of Zenith Equity, these other investment companies are FI Value Leaders, Jennison Growth and Capital Guardian U.S. Equity. For more information about the investment companies in which the Asset Allocation Portfolios may invest, please see the Prospectus.

Davis Venture Value may only invest in securities of investment companies investing primarily in foreign securities.

Exchange Traded Funds (see below) are investment company securities; therefore, investments therein are subject to a Portfolio’s limitation on investment in other investment companies.

Exchange Traded Funds – The Portfolios listed above may invest in Exchange Traded Funds (“ETFs”) subject to the restrictions on the percentage of such Portfolios’ assets that may be represented by Investment Company Securities. ETFs are also referred to as Domestic Equity Depositary Receipts. ETFs are interests in a unit investment trust (“UIT”) that holds a portfolio of securities that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”), DIAMONDs, iShares, HOLDRs, VIPERs and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (each of these ETFs are listed on the American Stock Exchange).

ETFs are issued in aggregations known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the relevant index (the “Target Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the Target Index and the net asset value of a Portfolio Deposit.

ETFs are not individually redeemable, except upon termination of the UIT that issued them. To redeem, a Portfolio must accumulate enough ETFs to reconstitute a Creation Unit. The liquidity of small holdings of ETFs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, a Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The redemption price (and therefore the sale price) of ETFs is derived from and based upon the securities held by the UIT that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of an ETF is similar to the risk involved in the purchase or sale of traditional securities, with the exception that the price of ETFs is based on the value of a basket of stocks. The market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they trade (which may result in their trading at a discount or premium to their net asset value). ETFs may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Portfolio could result in losses on ETFs.

Repurchase Agreements – The Portfolios listed above may enter into repurchase agreements by which a Portfolio purchases a security (usually a U.S. Government Security) and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date. Each Portfolio, through the custodian or subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one day duration and 102% on all other repurchase agreements. Each Portfolio’s adviser or subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price.

The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford a Portfolio the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, or the seller may enter insolvency, thereby delaying or limiting realization of collateral. In such event, the Portfolio may be able to exercise rights with respect to the underlying security, including possible disposition of the security in the market. However, a Portfolio may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in attempted enforcement.

Reverse Repurchase Agreements and Dollar Rolls – The Portfolios listed above may enter into reverse repurchase agreements and dollar rolls with qualified institutions to seek to enhance returns. Information about specific limitations on reverse repurchase agreements applicable to the Portfolios is set out above under “Investment Objectives and Policies” and “Investment Restrictions”.

Reverse repurchase agreements involve sales by a Portfolio of portfolio assets concurrently with an agreement by that Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities.

A Portfolio may enter into dollar rolls in which it sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

The Portfolio will establish a segregated account with its custodian in which it will maintain high quality liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities. Although reverse repurchase agreements and dollar rolls have certain characteristics similar to borrowings, these investment techniques are not considered borrowings by a Portfolio for purposes of determining the limitations on each Portfolio’s borrowings described under the heading “Investment Restrictions”.

Purchasing and Selling Options on Securities – The Portfolios listed above may purchase and sell options on a security, which entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An “American style” option allows exercise of the option at any time during the term of the option. A “European style” option allows an option to be exercised only at the end of its term. Options on securities may be traded on or off a national securities exchange. For a discussion of additional risks related to futures and options, see the discussion below. Information about specific limitations on option transactions applicable to the Portfolios is set out above under “Investment Objectives and Policies” and “Investment Restrictions”.

Risks Related to Futures and Options – The purchase and sale of futures contracts, options on futures, and options on securities or indexes and options involve risks. One risk arises because of the imperfect correlation between movements in the price of futures contracts or options and movements in the price of the underlying securities or index. A Portfolio’s use of futures contracts or options will not be fully effective unless the Portfolio can compensate for such imperfect correlation. There is no assurance that a Portfolio will be able to effect such compensation.

The correlation between the price movement of a futures contract or option and the related security (or index) may be distorted due to differences in the nature of the markets. If the price of the futures contract or option moves more than the price of the security or index, a Portfolio would experience either a loss or a gain on the future or option that is not completely offset by movements in the price of the security or index. In an attempt to compensate for imperfect price movement correlations, a Portfolio may purchase or sell futures contracts or options in a greater amount than the related securities or index position if the volatility of the related securities or index is historically greater than the volatility of the futures contracts or options. Conversely, a Portfolio may purchase or sell fewer contracts or options if the volatility of the price of the securities or index is historically less than that of the contracts or options.

There are many reasons why changes in the values of futures contracts or options may not correlate perfectly with changes in the value of the underlying security or index. For example, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. In addition, trading hours for index futures or options may not correspond perfectly to hours of trading on the exchange where the underlying securities trade. This may result in a disparity between the price of futures or options and the value of the underlying security or index due to the lack of continuous arbitrage between the futures or options price and the value of the underlying security or index. Hedging transactions using securities indices also involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged (since a Portfolio will typically not own all of the securities included in a particular index).

Price movement correlation also may be distorted by the limited liquidity of certain futures or options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in futures contracts or options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instance, futures and options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market generally enhances its liquidity. Nonetheless, speculative trading spreads between futures markets may create temporary price distortions unrelated to the market in the underlying securities.

Positions in futures contracts and related options are established or closed out only on an exchange or board of trade regulated by the Commodity Futures Trading Commission (“CFTC”). There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

An exchange-traded option may be closed out only on a national securities or commodities exchange which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that a Portfolio would have to exercise the option in order to realize any profit. If a Portfolio that has written an option is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume and (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Because the specific procedures for trading foreign futures and options on futures exchanges are still evolving, additional or different margin requirements as well as settlement procedures may be applicable to foreign futures and options at the time a Portfolio purchases foreign futures or options.

The successful use of transactions in futures and options depends in part on the ability of a Portfolio to forecast correctly the direction and extent of interest rate or securities price movements within a given time frame. To the extent interest rates or securities prices move in a direction opposite to that anticipated, a Portfolio may realize a loss that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or securities prices move during the period that a Portfolio holds futures or options positions, the Portfolio will pay the cost of taking those positions (i.e., brokerage costs). As a result, the Portfolio’s total return for such period may be less than if it had not engaged in the futures or option transaction.

Future Developments – The above discussion relates to a Portfolio’s proposed use of futures contracts, options and options on futures contracts and swap transactions currently available. The relevant markets and related regulations are constantly evolving. In the event of future regulatory or market developments, a Portfolio may also use additional types of futures contracts or options and other similar or related investment techniques.

Writing Covered Options – The Portfolios listed above may write covered call or put options. A call option on a futures contract written by a Portfolio is considered by the Portfolio to be covered if the Portfolio owns the security subject to the underlying futures contract or other securities whose values are expected to move in tandem with the values of the securities subject to such futures contract, based on historical price movement volatility relationships. A call option on a security written by a Portfolio is considered to be covered if the Portfolio owns a security deliverable under the option. A written call option is also covered if the Portfolio holds a call on the same futures contract or security as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with its custodian.

A put option on a futures contract written by a Portfolio, or a put option on a security written by a Portfolio, is covered if the Portfolio maintains cash or other liquid assets with a value equal to the exercise price in a segregated account with the Portfolio’s custodian, or else holds a put on the same futures contract (or security, as the case may be) as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If the writer of an option wishes to terminate its position, it may effect a closing purchase transaction by buying an option identical to the option previously written. The effect of the purchase is that the writer’s position will be canceled. Likewise, the holder of an option may liquidate its position by selling an option identical to the option previously purchased.

Closing a written call option will permit a Portfolio to write another call option on the portfolio securities used to cover the closed call option. Closing a written put option will permit a Portfolio to write another put option secured by the segregated cash or other liquid assets used to secure the closed put option. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any futures contract or securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell particular securities covering a written call option position, it will close out its position or will designate from its portfolio comparable securities to cover the option prior to or concurrent with the sale of the covering securities.

A Portfolio will realize a profit from closing out an option if the price of the offsetting position is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Portfolio will realize a loss from closing out an option transaction if the price of the offsetting option position is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the covering securities, any loss resulting from the closing of a written call option position is expected to be offset in whole or in part by appreciation of such covering securities.

Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter) an option writer may profit from the lapse of time even though the value of the futures contract (or security in some cases) underlying the option (and of the security deliverable under the futures contract) has not changed. Consequently, profit from option writing may or may not be offset by a decline in the value of securities covering the option. If the profit is not entirely offset, a Portfolio will have a net gain from the options transaction, and the Portfolio’s total return will be enhanced. Likewise, the profit or loss from writing put options may or may not be offset in whole or in part by changes in the market value of securities acquired by the Portfolio when the put options are closed.

Over-the-Counter Options – An over-the-counter option (an option not traded on a national securities exchange) may be closed out only with the other party to the original option transaction. While a Portfolio will seek to enter into over-the-counter options only with dealers who agree to and are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Portfolio might have to exercise an over-the-counter option it holds in order to realize any profit thereon and thereby would incur transactions costs on the purchase or sale of the underlying assets. If the Portfolio cannot close out a covered call option written by it, it will not be able to sell the underlying security until the option expires or is exercised. Furthermore, over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

The staff of the SEC has taken the position that over-the-counter options on U.S. Government securities and the assets used as cover for written over-the-counter options on U.S. Government securities should generally be treated as illiquid securities. However, if a dealer recognized by the Federal Reserve Bank of New York as a “primary dealer” in U.S. Government securities is the other party to an option contract written by a mutual fund such as a Portfolio, and such Portfolio has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that the Portfolio only needs to treat as illiquid that amount of the “cover” assets equal to the amount by which (i) the formula price exceeds (ii) any amount by which the market value of the securities subject to the options exceeds the exercise price of the option (the amount by which the option is “in-the-money”).

Purchasing and Selling Futures (and options thereon) – The Portfolios listed above may purchase and sell futures and options on futures. Information about specific limitations on futures and options on futures applicable to the Portfolios is set out above under “Investment Objectives and Policies” and “Investment Restrictions”.

Futures Contracts – A futures contract is an agreement between two parties to buy and sell a commodity or financial instrument (e.g., an interest-bearing security, a currency or, in the case of futures contracts on the S&P 500 Index, the value of the basket of securities comprising the Index) for a specified price on a specified future date. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index.

When a trader, such as a Portfolio, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker, as “initial margin,” an amount of cash or short-term high-quality securities (such as U.S. Treasury Bills) equal to approximately 2% to 20% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase or decline is received or paid respectively by and to the holders of these positions. The amount received or paid is known as “variation margin” or “maintenance margin.” A Portfolio with a long position in a futures contract will establish a segregated account with the Portfolio’s custodian containing liquid assets equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, a Portfolio will establish a segregated account with the custodian with liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

Although futures contracts by their terms may require actual delivery and acceptance of securities, in most cases the contracts are closed out before settlement. Closing out a futures sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is effected by the purchaser selling an offsetting futures contract.

Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

MFS Total Return may purchase and sell futures contracts on interest-bearing securities or indices thereof, or on indices of stock prices (such as the S&P 500 Index), to increase or decrease its portfolio exposure to common stocks or to increase or decrease its portfolio exposure to notes and bonds.

Options on Futures – An option on a futures contract obligates the writer, in return for the premium received, to assume a position in a futures contract (a short position if the option is a call and a long position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option generally will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying contract, the remaining term of the option, supply and demand and interest rates. Options on futures contracts traded in the United States may only be traded on a United States board of trade licensed by the CFTC.

The Fund, on behalf of each of the Portfolios, has notified the CFTC, pursuant to Rule 4.5 under the Commodity Exchange Act, that it desires to claim exclusion from the definition of the term “Commodity Pool Operator”. In connection with such exclusion, the Fund has represented, on behalf of each Portfolio, that the Fund will operate the Portfolio in a manner such that the Portfolio:

(i) Will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Rule 1.3(z)(1); provided, however, that, in addition, with respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of Rule 1.3(z)(1), the Portfolio may enter into commodity futures and commodity options contracts for which the aggregate initial margin and premiums required to establish such positions will not exceed 5 percent of the liquidation value of the Portfolio’s assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined in CFTC Rule 190.01(x) may be excluded in computing such 5%;

(ii) Will not be, and has not been, marketing participation to the public as or in a commodity pool or otherwise as or in a vehicle for trading in the commodity futures or commodity options markets;

(iii) Will disclose in writing to each prospective participant the purpose of and the limitations on the scope of the commodity futures and commodity options trading in which the Portfolio intends to engage; and

(iv) Will submit to such special calls as the CFTC may make to require the Fund on behalf of the Portfolio to demonstrate compliance with the provisions of Rule 4.5(c) under the Commodity Exchange Act.

If Rule 4.5 under the Commodity Exchange Act is amended to provide for an alternative to the 5 percent test described in (i) above, a Portfolio will operate in accordance with either the 5 percent test or the alternative test, except as provided in such Portfolio’s fundamental investment policies. For a discussion of additional risks related to futures and options, see the discussion below.

Eurodollar Futures and Options – The Portfolios listed above may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Loan Participations and Assignments – The Portfolios listed above may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The Portfolios listed above may invest in such Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically will result in the Portfolios having a contractual relationship only with the Lender, not with the borrower. The Portfolios will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolios generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolios may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolios will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. When a Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

The Portfolios may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, the Portfolios anticipate that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Portfolio’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The Portfolios currently intend to treat all investments in Participations and Assignments as illiquid.

Swaps, Caps, Floors, Collars, Etc. – The Portfolios listed above may enter into interest rate, currency and index swaps, the purchase or sale of related caps, floors and collars and other derivatives. A Portfolio will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a portfolio anticipates purchasing at a later date. A Portfolio will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference currencies.

A Portfolio will usually enter into interest rate swaps on a net basis, that is, two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. To the extent that a Portfolio maintains in a segregated account with its custodian liquid assets sufficient to meet its obligations under swaps, caps, floors, collars and other similar derivatives (see below) these investments will not constitute senior securities under the 1940 Act, as amended, and, thus, will not be treated as being subject to the Portfolio’s borrowing restrictions. A Portfolio will not enter into any swap, cap, floor, collar or other derivative transaction unless the counterparty is deemed creditworthy by that Portfolio’s subadviser. If a counterparty defaults, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. Caps, floors and collars may not be as liquid as swaps.

The liquidity of such agreements will be determined by a Portfolio’s subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset a Portfolio’s rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed to be within the restriction on investments in illiquid securities.

The Portfolio’s listed above will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio’s accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Portfolio’s accrued obligations under the agreement.

A Portfolio may enter into a swaption transaction, which is a contract that grants the holder, in return for payment of the purchase price (the “premium”) of the option, the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time, with the writer of the contract. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap.

Inverse Floaters – The Portfolios listed above may invest in inverse floaters, which are derivative mortgage securities. Inverse floaters are structured as a class of security that receives distributions on a pool of mortgage assets and whose yields move in the opposite direction of short-term interest rates, sometimes at an accelerated rate. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which the Portfolios invest (with the exception of stripped mortgage securities). Inverse floaters may not be as liquid as other securities in which the Portfolios may invest.

Structured Notes – The Portfolios listed above may invest in a broad category of instruments known as “structured notes.” These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors. For example, the issuer’s obligations could be determined by reference to changes in the value of a commodity (such as gold or oil), a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer’s obligations are determined by reference to changes over time in the difference (or “spread”) between two or more external factors (such as the U.S. prime lending rate and the LIBOR). In some cases, the issuer’s obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer’s interest payment obligations are reduced). In some cases, the issuer’s obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer’s obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the U.S. Treasury bill rate does not exceed some specified maximum); but if the external factor or factors change by more than the specified amount, the issuer’s obligations may be sharply increased or reduced.

Structured notes can serve many different purposes in the management of a Portfolio. For example, they can be used to increase a Portfolio’s exposure to changes in the value of assets that the Portfolio would not ordinarily purchase directly (such as gold or oil). They can also be used to hedge the risks associated with other investments a Portfolio holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in market interest rates, the value of the structured note would generally move in the opposite direction to the value of traditional debt obligations, thus moderating the effect of interest rate changes in the value of a Portfolio’s portfolio as a whole.

Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of a Portfolio’s investment) will be reduced because of changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Portfolio would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the subadviser’s analysis of the issuer’s creditworthiness and financial prospects, and of the subadviser’s forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described above) apply.

Capital Securities – The Portfolios listed above may invest in capital securities, which are securities issued by a trust having as its only assets junior subordinated debentures of a corporation, typically a bank holding company. This structure provides tax advantages to a bank holding company while generally providing investors a higher yield than is offered by investing directly in a bank holding company’s subordinated debt.

Payment-in-Kind Securities (“PIKs”) – The Portfolios listed above may invest in PIKs, which are debt obligations which provide that the issuer may, at its option, pay interest on such obligations in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio’s distribution obligations.

Warrants – The Portfolios listed above may invest in warrants, which are securities that give a Portfolio the right to purchase equity securities from an issuer at a specific price (the “strike price”) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Indexed Securities – The Portfolios listed above may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Portfolios may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose a Portfolio to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

When-Issued Securities – The Portfolios listed above may invest in when-issued securities. If the value of a “when-issued” security being purchased falls between the time a Portfolio commits to buy it and the payment date, the Portfolio may sustain a loss. The risk of this loss is in addition to the Portfolio’s risk of loss on the securities actually in its portfolio at the time. In addition, when a Portfolio buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Portfolio may be lower than the yield available on other, comparable securities at the time of delivery or lost investment opportunity with respect to liquid assets in the event the counter-party defaults on its obligation to deliver the security on the settlement date. A Portfolio will maintain assets in a segregated account in an amount sufficient to satisfy its outstanding obligations to buy securities on a “when-issued” basis.

Forward Commitments – The Portfolios listed above may purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement period. A Portfolio is required to hold and maintain in a segregated account with the custodian, until three-days prior to settlement date, cash or other liquid assets in amount sufficient to meet the purchase price. Alternatively, a Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. The purchase of securities on a forward commitment basis involves risk of loss if the value of the security to be purchased declines prior to the settlement date or lost investment opportunity with respect to liquid assets in the event the counter-party defaults on its obligation to deliver the security on the settlement date. Although a Portfolio will generally purchase securities on a forward commitment basis with the intention of acquiring such securities for its portfolio, a Portfolio may dispose of forward commitments prior to settlement if the subadviser deems it appropriate to do so.

Hybrid Instruments – The Portfolios listed above may invest in hybrid instruments (a type of potentially high-risk derivative). Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but no limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rate. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument in structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a United States dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over the counter market without the guarantee of a central clearing organization or in a transaction between a Portfolio and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of a Portfolio.

Equity-linked debt securities are a type of hybrid instrument. At maturity, an equity-linked debt security of an issuer is exchanged for common stock of the issuer or is payable in an amount based on the price of the issuer’s common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer’s common stock might not be as high as the subadviser expected.

Short Sales “Against the Box” – The Portfolios listed above may engage in short sales “against the box.” A short sale is a transaction in which a party borrows a security and then sells the borrowed security to another party. Each Portfolio listed above may engage in short sales if it owns (or has the right to acquire without further consideration) the security it has sold short, a practice known as selling short “against the box.” Short sales against the box may protect a Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, a subadviser does not want to sell the security.

Lending of Portfolio Securities – Each Portfolio may lend its portfolio securities to broker-dealers under contracts calling for cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. A Portfolio will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments, which may include shares of money market funds subject to any investment restriction described herein. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans may be called so that the securities may be voted by a Portfolio. A Portfolio pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees.

A Portfolio may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Fund for services in connection with loans of its portfolio securities. Payments received by a Portfolio equal to dividends, interest and other distributions on loaned securities may be treated as income other than qualified income for the 90% test discussed under “Taxes” below. The Fund intends to engage in securities lending only to the extent that it does not jeopardize its qualification as a regulated investment company under the Internal Revenue Code.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s Board of Directors has adopted and approved policies and procedures reasonably designed to protect the confidentiality of the Fund’s portfolio holdings information and to seek to prevent the selective disclosure of such information. The Fund reserves the right to modify these policies and procedures at any time without notice.

Only MetLife Advisers’ or a subadviser’s Chief Compliance Officer, principal executive or principal accounting officer, or persons designated by such officers (each, an “Authorized Person”) are authorized to disseminate nonpublic portfolio information, and only in accordance with the procedures described below. Pursuant to these polices and procedures, MetLife Advisers or a subadviser may disclose a Portfolio’s portfolio holdings to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC only if an Authorized Person determines that (i) there is a legitimate business purpose for the disclosure; and (ii) if practicable, the recipient is subject to a confidentiality agreement, including a duty not to trade on the nonpublic information. Under the Fund’s policies and procedures, a legitimate business purpose includes disseminating or providing access to portfolio information to (i) the Fund’s service providers (e.g., custodian, independent auditors) in order for the service providers to fulfill their contractual duties to the Fund; (ii) rating and ranking organizations and mutual fund analysts; (iii) a newly hired Fund subadviser prior to the subadviser commencing its duties; (iv) the subadviser of a Portfolio or other affiliated investment company portfolio that will be the surviving portfolio in a merger; and (v) firms that provide pricing services, proxy voting services and research and trading services. The Fund’s policies and procedures prohibit the dissemination of non-public portfolio information for compensation or other consideration. Any exceptions to these policies and procedures may be made only if approved by MetLife Advisers’ or the relevant subadviser’s Chief Compliance Officer and the Fund’s Chief Compliance Officer as in the best interests of the Fund, and only if such exceptions are reported to the Fund’s Board of Directors at its next regularly scheduled meeting.

Dissemination of the Fund’s portfolio holdings information to MetLife enterprise employees is limited to persons who are subject to a duty to keep such information confidential and who need to receive the information as part of their duties. As a general matter, the Fund disseminates portfolio holdings to contract owners or Qualified Plan trustees or participants only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such contract owners or Qualified Plan trustees or participants or the general public.

It is the policy of MetLife Advisers to comply with all applicable provisions of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings information.

RESOLVING MATERIAL CONFLICTS

Currently, shares in the Fund are available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company (“NELICO”), MetLife Investors USA Insurance Company (“MetLife Investors”), or General American Life Insurance Company (“General American”) and their affiliates or their subsidiaries, and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance or variable annuity products or Qualified Plans. In the future, however, such shares may be offered to separate accounts of insurance companies unaffiliated with MetLife, NELICO, MetLife Investors, or General American.

A potential for certain conflicts of interest exists between the interests of variable life insurance contract owners and variable annuity contract owners. Pursuant to conditions imposed in connection with related regulatory relief granted by the SEC, the Fund’s Board of Directors has an obligation to monitor events to identify conflicts that may arise from the sale of shares to both variable life insurance and variable annuity separate accounts or to separate accounts of insurance companies not affiliated with MetLife, NELICO, MetLife Investors, or General American. Such events might include changes in state insurance law or federal income tax law, changes in investment management of any Portfolio of the Fund or differences between voting instructions given by variable life insurance and variable annuity contract owners. Through its Participation Agreement with the Fund, each insurance company investing in the Fund is responsible for monitoring and reporting any such conflicts to the Fund and for proposing and executing any necessary remedial action. The Board of Directors of the Fund has an obligation to determine whether such proposed action adequately remedies any such conflicts.

DETERMINATION OF NET ASSET VALUES

The net asset value per share of each class of each Portfolio is determined as of the close of regular trading on the New York Stock Exchange on each day the New York Stock Exchange is open. The New York Stock Exchange is currently expected to be closed on weekend days and on the following holidays each year: New Year’s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because foreign exchanges are not always closed at the same time that the New York Stock Exchange is closed, the price of securities primarily traded on foreign exchanges may increase or decrease when the New York Stock Exchange is closed. Therefore, the net asset value of each class of a Portfolio that holds these securities may change on days that separate accounts will not be able to purchase or redeem Fund shares.

If the Board of Directors decides that continuing to offer shares of one or more Portfolios will not serve the Fund’s best interest (e.g., changing market conditions, regulatory problems or low Portfolio participation), the Fund may stop offering such shares and, by a vote of the Board of Directors, may require redemption (at net asset value) of outstanding shares in such Portfolio(s) upon 30 days’ prior written notice to affected shareholders.

Expenses of each Portfolio are paid or accrued each day.

All Portfolios (other than BlackRock Money Market)

Each Portfolio other than BlackRock Money Market values its securities in the manner set forth below.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the adviser or relevant subadviser pursuant to authorization of the Board. Short term obligations with a remaining maturity of sixty days or less are stated at amortized cost value which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Directors or its delegates. If no closing price is available, then such securities are valued by using the mean between the last reported bid and asked prices. Equity securities traded over-the-counter are valued at the last reported sales price.

Securities for which current market quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Portfolio’s adviser or subadviser acting under the supervision of the Board of Directors, although the actual calculations may be made by a pricing service selected by the Portfolio’s adviser or subadviser and approved by the Board.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day, are valued at the mean between the last reported bid and asked prices [(except for Oppenheimer Global Equity which uses last reported bid price)]. However, if an event occurring after the closing of an exchange outside the United States may have affected such security’s value, the Fund, under procedures approved by the Board, may fair value the security in good faith. The actual calculations may be made by a pricing service selected by the adviser or relevant subadviser and approved by the Board or a fair value pricing vendor approved by the Board.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

The net asset value of each of the Asset Allocation Portfolios and Zenith Equity is calculated based on the net asset values of the Underlying Portfolios in which such Portfolio invests. The Underlying Portfolios that are Portfolios of the Fund will use fair value pricing in the circumstances described above. For the circumstances under which the Underlying Portfolios that are Portfolios of MIST are fair valued, please refer to the prospectus of such Underlying Portfolio.

BlackRock Money Market

The portfolio securities of BlackRock Money Market will be valued at amortized cost. Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter the values of securities purchased at a discount or premium are increased or decreased incrementally each day so that at maturity the purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the securities of BlackRock Money Market may at times be more or less than their market value.

By using amortized cost valuation, BlackRock Money Market seeks to maintain a constant net asset value of $100 per share of each class of the Portfolio despite minor shifts in the market value of its portfolio securities. The yield on a shareholder’s investment may be more or less than that which would be recognized if the net asset value per share of each class of BlackRock Money Market were not constant and were permitted to fluctuate with the market value of the portfolio securities of the Portfolio. However, as a result of the following procedures, the Fund believes any difference will normally be minimal. Quarterly, the Fund’s Directors monitor the deviation between the net asset value per share of each class of the Portfolio as determined by using available market quotations and such class’ amortized cost price per share. BlackRock, subadviser to BlackRock Money Market, makes such comparisons at least weekly and will advise MetLife Advisers and the Directors promptly in the event of any significant deviation. If the deviation exceeds 0.50% for any class, the Board of Directors will consider what action, if any, should be initiated to provide fair valuation of the portfolio securities of BlackRock Money Market and prevent material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, withholding dividends or utilizing a net asset value per share of each class as determined by using available market quotations.

EXPENSES

Expense Agreement

Pursuant to an expense agreement relating to each class of BlackRock Large Cap Value, Franklin Templeton Small Cap Growth, MetLife Conservative Allocation, MetLife Defensive Allocation, MetLife Conservative to Moderate Allocation, MetLife Moderate Allocation, MetLife Moderate to Aggressive Allocation, MetLife Aggressive Allocation and MFS Investors Trust, MetLife Advisers has agreed to pay, from May 1, 2005 to April 30, 2006, the operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) in excess of stated annual expense limits (based on a Portfolio’s then-current fiscal year, which limits vary from Portfolio to Portfolio). This subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of such Portfolios to repay MetLife Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of a Portfolio is obligated to repay any expense paid by MetLife Advisers more than three years in the case of Franklin Templeton Small Cap Growth and MFS Investors Trust and five in the case of BlackRock Large Cap Value, MetLife Conservative Allocation, MetLife Defensive Allocation, MetLife Conservative to Moderate Allocation, MetLife Moderate Allocation, MetLife Moderate to Aggressive Allocation and MetLife Aggressive Allocation after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of each Portfolio’s net average daily net assets) in effect from May 1, 2005 to April 30, 2006 are as follows:

Portfolio	Expense Limit Agreement
	Class A	Class B	Class E
BlackRock Large Cap Value	0.95%	1.20%	1.10%
Franklin Templeton Small Cap Growth	1.15%	1.40%	1.30%
MetLife Conservative Allocation	0.10%	0.35%	0.25%
MetLife Defensive Allocation	0.10%	0.35%	0.25%
MetLife Conservative to Moderate Allocation	0.10%	0.35%	0.25%
MetLife Moderate Allocation	0.10%	0.35%	0.25%
MetLife Moderate to Aggressive Allocation	0.10%	0.35%	0.25%
MetLife Aggressive Allocation	0.10%	0.35%	0.25%
MFS Investors Trust	1.00%	1.25%	1.15%

[Insert disclosure regarding advisory fee waivers.]

Additional Information About Expenses

Each Portfolio pays all expenses not borne by MetLife Advisers or its subadviser or MetLife, including, but not limited to, the charges and expenses of each Portfolio’s custodian, independent auditors and legal counsel for the Fund and its independent Directors, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders’ and Directors’ meetings and preparing, printing and mailing prospectuses and reports to shareholders, dues for membership in the Investment Company Institute, and the compensation of Directors of the Fund who are not directors, officers or employees of MetLife Advisers or its affiliates, other than affiliated registered investment companies.

The table below sets forth the total expenses incurred by each Portfolio subject to expense limits during the year ended December 31, 2004 and what each Portfolio’s expenses would have been without the expense agreement for the same period.

Portfolio	Total Operating Expenses (as a percentage of average daily net assets)			Total Operating Expenses (as a percentage of average daily net assets) without the expense agreement
	Class A	Class B	Class E	Class A	Class B	Class E
BlackRock Large Cap Value
Franklin Templeton Small Cap Growth
MFS Investors Trust
[Morgan Stanley EAFE Index]

These expense figures do not include portfolio brokerage commissions, which are not deducted from the Portfolio’s assets in the same manner as other charges and expenses; rather, brokerage commissions are part of the purchase price paid for portfolio securities and reduce the proceeds received on the sale of portfolio securities.

DIRECTORS AND OFFICERS

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 37 Portfolios of the Fund. There is no limit to the term a Director may serve.

Interested Directors (1)

Each Director below is an “interested person” (as defined by the 1940 Act) in that Mr. McHaffie is an employee of MetLife, and Mr. Typermass is a former employee of, [and is currently consulting to] [to confirm], MetLife, which is an affiliate of MetLife Advisers, the investment adviser of the Fund.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships (2)	Number of Portfolios in Fund Complex Overseen by Director (3)
Hugh C. McHaffie Metropolitan Life Insurance Company 501 Boylston Street Boston, MA 02116 Age: 46	Director, Chairman of the Board, President and Chief Executive Officer	2003	Senior Vice President, MetLife, since 1999; Chair of the Board of Managers, President and Chief Executive Officer, MetLife Advisers, since 2003; formerly, Senior Vice President, New England Zenith Fund (“Zenith Fund”)**; formerly, Vice President, Manufacturers Life North America.	[38	]

Arthur G. Typermass 43 Chestnut Street Garden City, NY 11530 Age: 67	Director	1998	Formerly, Senior Vice-President and Treasurer, MetLife, 1997-1998.	[38	]

Non-Interested Directors (1)

Each Director below is not an “interested person” (as defined by the 1940 Act).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director (3)
Steve A. Garban† 226 Harris Drive State College, PA 16801 Age: 67	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	[38]

Linda B. Strumpf Ford Foundation 320 E. 43rd Street New York, NY 10017 Age: 57	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	[38]

Michael S. Scott Morton† Massachusetts Institute of Technology (“MIT”) 50 Memorial Drive Cambridge, MA 02138 Age: 67	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	[38]

Toby Rosenblatt† 3409 Pacific Avenue San Francisco, CA 94118 Age: 66	Director	2001	President, since 1999, and formerly, Vice President, Founders Investments, Ltd.	[38]

H. Jesse Arnelle 400 Urbano Drive San Francisco, CA 94127 Age: 71	Director	2001	Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; Director, Waste Management, Inc.*; Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	[38]

Nancy Hawthorne 60 Hyslop Road Brookline, MA 02445 Age: 54	Director	2003	Director, Avid Technologies (computer software company)*; Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, Zenith Fund**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive	[38]

Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy)*.

John T. Ludes 57 Water Street Marion, MA 02738 Age: 68	Director	2003	Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment).	[38	]

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years (2)
John F. Guthrie, Jr. MetLife Advisers, LLC 501 Boylston Street Boston, MA 02116	61	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, NELICO; formerly, Senior Vice President, Zenith Fund**.

Leonard M. Bakal Metropolitan Life Insurance Company One MetLife Plaza 27-01 Queens Plaza North Long Island City, NY 11101	60	Senior Vice President and Chief Compliance Officer	2004	Senior Vice President and Chief Compliance Officer, MetLife Advisers, since 2004; Vice President, Compliance Director and Money Laundering Compliance Officer, MetLife; Vice President and Compliance Director, MetLife Securities, Inc.

Peter Duffy MetLife Advisers, LLC 501 Boylston Street Boston, MA 02116	49	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers, since December 1998; Senior Vice President; NELICO; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz MetLife Advisers, LLC 501 Boylston Street Boston, MA 02116	46	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers, since 1998; Assistant General Counsel, MetLife; formerly, Vice President and Secretary, Zenith Fund**.

Thomas C. McDevitt MetLife Advisers, LLC 501 Boylston Street Boston, MA 02116	49	Vice President	2002	Formerly, Vice President, Zenith Fund**.

Daphne Thomas-Jones Metropolitan Life Insurance Company One MetLife Plaza 27-01 Queens Plaza North Long Island City, NY 11101	49	Vice President	2000	Assistant Vice President, since 1998, and formerly, Director, MetLife.

Thomas E. Lenihan Metropolitan Life Insurance Company 10 Park Avenue Morristown, NJ 07962	50	Senior Vice President	2004	Managing Director, Investments Department, MetLife.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

**	Following its merger into the Fund on May 1, 2003, the Zenith Fund deregistered as an investment company with the SEC on January 29, 2004.

(†)	[Served] as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to [ ]: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (the “State Street Research Funds”).]

(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.

(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO, New England Financial, New England Funds, L.P., or New England Securities Corporation (“NES”) are omitted if not materially different.

(3) [The Fund Complex includes the Fund (37 portfolios) and Met Series Fund II (1 portfolio).]

Director Beneficial Ownership

The following table states the dollar range of equity securities beneficially owned by each Director in the Portfolios of the Fund.

Director	Name of Portfolio	Dollar Range of Equity Securities in the Portfolio(1)			Dollar Range of Equity Securities In the Fund(1)
Arthur G. Typermass	BlackRock Aggressive Growth Portfolio	$	[50,001-$100,000	]	[Over $	100,000	]
	FI International Stock Portfolio	$	[10,001-$50,000	]
	MetLife Stock Index Portfolio	$	[50,001-$100,000	]

(1)	Represents ownership, as of December 31, 2004, of insurance products that utilize the Fund as an investment vehicle. Shares of the Fund may not be held directly by individuals.

Committees of the Board

The Directors have delegated certain authority to an Audit Committee, which is comprised of Messrs. Steve Garban, John Ludes and Michael Scott Morton and Ms. Linda Strumpf, all of whom are not “interested persons” (as defined in the 1940 Act) of the Fund (“Independent Directors”). The Audit Committee reviews financial and accounting controls and procedures; recommends the selection of the independent accountants; reviews the scope of the audit; reviews financial statements and audit reports; and reviews the independence of the independent accountants and approval of fees and assignments relating to both audit and non-audit activities of the independent accountants. Ms. Strumpf currently serves as chair of the Audit Committee.

The Directors have established two Contract Review Committees of the Board. One Contract Review Committee is comprised of Messrs. H. Jesse Arnelle and Ludes and Ms. Strumpf. [Ms. Strumpf] currently serves as chair of that Contract Review Committee. The other Contract Review Committee is comprised of Ms. Nancy Hawthorne and Messrs. Toby Rosenblatt and Garban. [Mr. Garban] currently serves as chair of that Contract Review Committee. Each Contract Review Committee from time to time reviews and makes recommendations to the Board as to contracts that require approval of a majority of the Independent Directors, which are assigned to such Contract Review Committee by the Board, and any other contracts that may be referred to it by the Board.

The Governance Committee is comprised of Messrs. Arnelle, Morton and Rosenblatt and Ms. Hawthorne. Mr. [Scott] Morton currently serves as Chair of the Governance Committee. The Governance Committee recommends to the Independent Directors nominees for Independent Director membership on the Board of the Fund, reviews periodically Board governance operations and reviews and recommends compensation of the Independent Directors.

The Directors have established a Nominating Committee of the Board, which is comprised of Messrs. Arnelle, Rosenblatt and Morton and Ms. Hawthorne. Ms. Hawthorne currently serves as chair of the Nominating Committee. The Nominating Committee evaluates the qualifications of the Fund’s candidates for Independent Director positions and makes recommendations to the Independent Directors with respect to nominations for Independent Director membership on the Fund’s Board. The Nominating Committee considers Independent Director candidates in connection with Board vacancies and newly created Board positions.

During 2004, the Audit Committee met [three] times, each Contract Review Committee met [one] time and the Governance Committee met [one] time. The Nominating Committee did not meet in 2004.

Board Approval of the Existing Advisory and Subadvisory Agreements

In determining to approve the existing advisory and subadvisory agreements for the Portfolios, the Board of Directors, including the Independent Directors, did not identify any single factor as determinative but took into account a number of factors. The Directors considered the nature, quality, cost and extent of services performed by the investment adviser, subadvisers and affiliated companies under the existing advisory and subadvisory agreements. The Directors reviewed information on the investment performance of each Portfolio as well as performance of each Portfolio relative to a peer group of mutual funds and to the performance of an appropriate index or indices. The Directors took into account whether each Portfolio has operated in accordance with its investment objective and each Portfolio’s record of compliance with its investment restrictions, tax and reporting requirements. The Directors also considered the investment adviser’s and subadvisers’ record with respect to regulatory compliance and evaluated the compliance policies and procedures of the investment adviser and subadvisers, including those designed to protect the Portfolios against conflicts of interest and the codes of ethics of the investment adviser and subadvisers.

The Directors also gave substantial consideration to the fees payable under the advisory and subadvisory agreements. The Directors considered, for each Portfolio, the Portfolio’s expense ratio and the expense ratios of a peer group of funds. They also considered the contractual expense limitations and the financial impact on the investment adviser and subadvisers relating to such limitations and the amount and nature of fees paid by the Portfolios. The information on advisory and subadvisory fees and expense ratios, as well as performance data, included both information compiled by the investment adviser and information compiled by an independent data service. For these purposes, the Directors took into account not only the fees paid by the Portfolios, but also so-called “fallout benefits” to the investment adviser or subadviser, such as the engagement of affiliates of the investment adviser or subadviser to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the investment adviser or subadviser by reason of brokerage commissions generated by the securities transactions of the Portfolios. In evaluating each Portfolio’s advisory and subadvisory fees, the Directors also took into account the demands, complexity and quality of the advisory services of such Portfolio.

With respect to the investment adviser, the Directors considered that the investment adviser is (i) ultimately responsible for the performance of the Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each Portfolio; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. With respect to the investment adviser, the Directors also considered that the investment adviser provides a full range of day-to-day administrative services for the Portfolios involving all aspects of the Portfolios’ day-to-day operations (other than portfolio management).

The Directors also considered the level of the investment adviser’s and subadvisers’ profits in respect of the management of the Portfolios and the provision of other services to the Portfolios by the investment adviser and subadvisers or their affiliates. They considered the levels of such profits in light of the actual operation of the investment adviser, each subadviser, the Fund and the respective Portfolio, and the fee structure of each Portfolio, including the levels of any breakpoints in the advisory or subadvisory fees.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the existing advisory fee structures were consistent with the fiduciary obligations of the investment adviser and the subadvisers.

Directors Fees

The officers and Directors of the Fund who are affiliates of MetLife Advisers, any subadviser of the Fund or MetLife receive no compensation from the Fund for their services in such capacities, although they may receive compensation from MetLife, MetLife Advisers or any affiliate for services rendered in other capacities.

Each Director who is not currently an active employee of MetLife or its affiliates also serves as trustee and member of the same committees of Met Series Fund II and for serving in all capacities receives an aggregate retainer fee at the annual rate of $54,000, plus aggregate attendance fees of $5,000 for each Directors’ meeting attended, aggregate attendance fees of $2,500 for each committee meeting attended (provided that, if the Governance Committee and the Nominating Committee

hold a joint meeting, each attendee receives $2500 in aggregate for that meeting) and reimbursement for out-of pocket expenses related to such attendance. The chair of the Audit Committee, the Governance Committee and the Nominating Committee and each chair of the Contract Review Committees each receives an aggregate fee of $2,500 for each full calendar year during which he/she serves as such chair. The Lead Independent Director of the Fund, Mr. Garban, who was appointed on February 5, 2004, receives an aggregate annual retainer fee of $5,000. These fees are allocated among the Portfolios and the one portfolio of Met Series Fund II based on a formula that takes into account, among other factors, the net assets of each Portfolio and the portfolio of Met Series Fund II.

During the fiscal year ended December 31, 2004, the persons who were then Directors of the Fund received the amounts set forth below.

Name of Director	Aggregate Compensation from the Fund	Total Compensation from the Fund and Fund Complex Paid to Directors (a)
Linda B. Strumpf
Steve A. Garban
H. Jesse Arnelle
Dean O. Morton (b)
Michael S. Scott Morton
Arthur G. Typermass
Toby Rosenblatt
Nancy Hawthorne
John T. Ludes

(a)	As of December 31, 2004, the Fund and the Fund Complex included New England Zenith Fund, Met Series Fund II and the State Street Research Funds. As of January 31, 2005, the State Street Research Funds, which comprised 19 portfolios, was no longer included in the Fund Complex. “Total Compensation from the Fund and Fund Complex Paid to Directors” is for the 12 months ended December 31, 2004. The Directors became trustees of Met Series Fund II on November 6, 2003.

(b)	Retired from the Fund’s Board of Directors on April 1, 2004.

The Fund provides no pension or retirement benefits to Directors.

[confirm: At March 31, 2004, the officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund or any Portfolio.]

ADVISORY ARRANGEMENTS

Advisory Structure. Pursuant to separate advisory agreements (the “advisory agreements”), MetLife Advisers, LLC (“MetLife Advisers”) has agreed to manage the investment and reinvestment of assets of each Portfolio. MetLife Advisers has delegated for each Portfolio (other than Zenith Equity and the Asset Allocation Portfolios) certain of these responsibilities, including responsibility for determining what investments such Portfolio should purchase, hold or sell and directing all trading for the Portfolio’s account, to subadvisers under subadvisory agreements described below.

In each case, advisory services are provided subject to the supervision and control of the Fund’s Directors. Each advisory agreement also provides that MetLife Advisers will furnish or pay the expenses of the applicable Portfolio for office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

MetLife Advisers is a Delaware limited liability company. NELICO owns all of the voting interests in MetLife Advisers. NELICO is a direct wholly-owned subsidiary of MetLife. MetLife is wholly-owned by MetLife, Inc., a public company traded on the New York Stock Exchange. The members of MetLife Advisers include each insurance company the separate accounts of which invest in registered investment companies to which MetLife Advisers serves as investment adviser. Each member’s interest in MetLife Advisers entitles the member to share in the profit and loss of MetLife Advisers in proportion to the profit and loss of MetLife Advisers attributable to customers of that insurance company.

Subject to the supervision of MetLife Advisers, each subadviser, pursuant to separate Sub-Advisory Agreements or Sub-Investment Management Agreements (hereinafter referred to as the “subadvisory agreements”), manages the assets of its Portfolio in accordance with each Portfolio’s investment objective and policies, makes investment decisions for each Portfolio and employs professional advisers and securities analysts who provide research services to that Portfolio. The Portfolios pay no direct fees to any of the subadvisers.

Metropolitan Life Insurance Company (“MetLife”), subadviser to the Index Portfolios is a wholly owned subsidiary of MetLife, Inc., a publicly owned Delaware corporation.

BlackRock, subadviser to BlackRock Aggressive Growth, BlackRock Strategic Value, BlackRock Bond Income, BlackRock Diversified, BlackRock Investment Trust, BlackRock Legacy Large Cap Growth, BlackRock Large Cap Value and BlackRock Money Market, is a Delaware corporation. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which has approximately $342 billion of assets under management as of December 31, 2004. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc.

Harris Associates L.P. (“Harris”), subadviser to Harris Oakmark Large Cap Value and Harris Oakmark Focused Value, is a limited partnership managed by its general partner, Harris Associates Inc. Harris’ parent company is IXIS Asset Management North America, L.P. (formerly known as CDC IXIS Asset Management North America, L.P.), which owns, in addition to Harris, 15 asset management and distribution and service entities that managed $167 billion in assets as of September 30, 2004. IXIS Asset Management North America, L.P.’s general partner, IXIS Asset Management US, LLC, is a wholly-owned subsidiary of IXIS Asset Management US Corporation. IXIS Asset Management US Corporation is the sole limited partner of IXIS Asset Management North America L.P. IXIS Asset Management North America, L.P. is a wholly-owned subsidiary of IXIS Asset Management S.A., a French company. IXIS Asset Management S.A. is majority-owned by CDC Finance—CDC IXIS and indirectly owned, through CDC Finance—CDC IXIS, Caisse Nationale des Caisses D’Epargne and CNP Assurances, by Caisse des Depots et Consignations (“CDC”). CDC was created by French Government legislation and currently is supervised by the French Parliament.

Neuberger Berman Management Inc. (“Neuberger Berman”), subadviser to Neuberger Berman Partners Mid Cap Value, along with its predecessor firms and affiliates, have been managing money since 1939 and have specialized in the management of mutual funds since 1950. Neuberger Berman is a wholly owned subsidiary of a publicly owned holding company, Lehman Brothers Holdings Inc.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), subadviser to T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth, is a Maryland corporation dating back to 1937. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc.

Franklin Advisers, Inc. (“Franklin Advisers”), subadviser to Franklin Templeton Small Cap Growth, is a California corporation and is a wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries.

Loomis Sayles, subadviser to Loomis Sayles Small Cap, was organized in 1926 and is one of the oldest and largest investment counsel firms in the country. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who have been assigned the responsibility for making investment decisions for the Portfolio. Loomis Sayles provides investment advice to numerous other institutional and individual clients. Loomis Sayles is a limited partnership whose general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of IXIS Asset Management Holdings, Inc. IXIS Asset Management Holdings, Inc. is a wholly-owned subsidiary of IXIS Asset Management North America, L.P. IXIS Asset Management North America, L.P.’s general partner, IXIS Asset Management US, LLC, is a wholly-owned subsidiary of IXIS Asset Management US Corporation. IXIS Asset Management US Corporation is the sole limited partner of IXIS Asset Management North America L.P. IXIS Asset Management North America, L.P. is a wholly-owned subsidiary of IXIS Asset Management S.A., a French company. IXIS Asset Management S.A. is majority-owned by CDC Finance—CDC IXIS and indirectly owned, through CDC Finance—CDC IXIS, Caisse Nationale des Caisses D’Epargne and CNP Assurances, by Caisse des Depots et Consignations (“CDC”). CDC was created by French Government legislation and currently is supervised by the French Parliament.

Davis Selected Advisers, L.P. (“Davis Selected”), subadviser to Davis Venture Value, provides investment advisory services for mutual funds and other clients. Davis Investments, LLC, the general partner of Davis Selected, is controlled by Christopher C. Davis, the chairman, director and chief executive officer of Davis Investments, LLC. Davis Selected may also delegate any of its responsibilities to its wholly-owned subsidiary Davis Selected - NY, Inc. (“DSA-NY”).

Salomon Brothers Asset Management Inc (“SBAM”) is subadviser to Salomon Brothers U.S. Government and Salomon Brothers Strategic Bond Opportunities. SBAM was established in 1987 and, together with affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. SBAM’s principal address is 399 Park Avenue, New York, New York 10022. It is a wholly owned subsidiary of Citigroup Inc. Citigroup businesses provide a broad range of financial services – asset management, banking and consumer finance, credit and charge cards, insurance investments, investment banking and trading – and use diverse channels to make them available to consumer and corporate customers around the world. In connection with SBAM’s service as subadviser to Salomon Brothers Strategic Bond Opportunities, SBAM’s affiliate, Citigroup Asset Management Limited (“CAM Ltd.”), whose principal address is Citigroup Centre, Canada Square, London, E14 5LB, England, provides certain advisory services to SBAM with regard to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Portfolio. CAM Ltd. is compensated by SBAM at no additional expense to the Portfolio.

MFS, subadviser to MFS Investors Trust and MFS Total Return, and its predecessor organizations have a history of money management dating from 1924. MFS is an indirect subsidiary of Sun Life Assurance Company of Canada (“Sun Life”).

Capital Guardian Trust Company (“Capital Guardian”), subadviser to Capital Guardian U.S. Equity, is part of a privately owned investment management group with offices in major financial centers throughout the world. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968.

Jennison Associates LLC (“Jennison”), subadviser to Jennison Growth, is a registered investment advisor with the SEC and was founded in 1969 for the purpose of providing investment advice for domestic large capitalization growth equity accounts, primarily for large institutions. The firm has since expanded its investment capabilities to include small cap equity, mid cap (U.S. emerging) growth equity, multi cap (opportunistic) equity, large cap value, blend equity, global equity, balanced and fixed income management. Jennison is a wholly-owned subsidiary of Prudential Investment Management, Inc. (“PIMI”). PIMI is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. Jennison has been a Prudential company since 1985. Jennison is organized under the laws of Delaware as a single member limited liability company.

Fidelity Management & Research Company (“FMR”), subadviser to FI International Stock, FI Value Leaders and FI Mid Cap Opportunities, has entered into a sub-subadvisory agreement with FMR Co., Inc. (“FMRC”) pursuant to which FMRC has primary responsibility for choosing investments for each Portfolio. FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMRC The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders’ voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholder’s voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

OppenheimerFunds, Inc. (“Oppenheimer “), subadviser to Oppenheimer Global Equity, is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

Regulatory Matters and Litigation

Franklin Advisers. On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (“Franklin”), including Franklin Advisers, subadviser to the Franklin Templeton Small Cap Growth Portfolio, claiming violations of the Massachusetts Uniform Securities Act with respect to an alleged arrangement to permit market timing (the “MA Proceeding”). On September 20, 2004, Franklin Resources, Inc. announced that an agreement had been reached by two of its subsidiaries, including Franklin Advisers and Franklin Templeton Alternative Strategies, Inc. (“FTAS”), with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the “State of Massachusetts”) related to the MA Proceeding. Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers and FTAS have consented to the entry of a cease and desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts. The administrative complaint addressed one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers reached with the SEC described below.

On November 19, 2004, Franklin reached a second agreement with the State of Massachusetts regarding an administrative complaint filed on October 25, 2004. The second complaint alleged that Franklin’s Form 8-K filing describing the original settlement failed to state the company had admitted the Statements of Fact portion of the settlement order when it stated, “Franklin did not admit or deny engaging in any wrongdoing.”

As a result of the November 19, 2004 settlement with the State of Massachusetts, Franklin filed a new Form 8-K. The terms of the original settlement did not change and there was no monetary fine associated with this second settlement.

Franklin Advisers and certain of its affiliates have been named in shareholder class actions related to the matter described above that were filed in the United States District Courts in California, Florida, Nevada, New Jersey and New York. These parties, among others, have also been named in a shareholder class action filed in March 2004 in the United States District Court in New Jersey. This lawsuit alleges violations of certain provisions of the federal securities laws and state common law fiduciary obligations in connection with Rule 12b-1 fees and brokerage commissions paid by certain funds affiliated with Franklin. These lawsuits seek damages of unspecified amounts.

On August 2, 2004, Franklin Resources, Inc. announced that Franklin Advisers had reached a settlement with the SEC that resolved an SEC investigation of market timing activity in certain funds affiliated with Franklin. As part of the settlement, on August 2, 2004, the SEC issued an “Order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order” (the “August Order”). The SEC’s August Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the MA Proceeding described above.

Under the terms of the SEC’s August Order, Franklin Advisers, while neither admitting nor denying any of the findings therein, has agreed to pay $50 million, of which $20 million is a civil penalty.

In the August Order, the SEC notes that Franklin has generally sought to detect, discourage and prevent market timing in its funds and began to increase its efforts to control market timing in 1999. The August Order also requires Franklin Advisers to, among other things:

•	Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman; and

•	Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests.

These regulatory proceedings and lawsuits against Franklin Advisers do not involve the Fund, the Franklin Templeton Small Cap Growth Portfolio or trading in Portfolio shares.

MFS. On February 5, 2004, MFS, subadviser to MFS Total Return and MFS Investors Trust, reached an agreement with the SEC, the New York Attorney General (“NYAG”) and the Bureau of Securities Regulation of the State of New Hampshire (“NH”) to settle administrative proceedings alleging false and misleading information in fund prospectuses of certain MFS retail funds regarding market timing and related matters. These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators’ view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. As part of the settlement, MFS former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, reached an agreement with the SEC. (Messrs. Ballen and Parke resigned their director and officer positions with MFS on February 13, 2004.) Under the terms of the settlements, MFS and the executives neither admitted nor denied wrongdoing.

As part of the settlement agreement, a $225 million pool will be established for distribution to shareholders in certain of the MFS funds offered to retail investors. MFS has further agreed with the NYAG to reduce its management fees. MFS will also pay an administrative fine to NH in the amount of $1 million.

Since December, 2003, MFS, its parent company, Sun Life and various MFS retail funds have been named as defendants in multiple lawsuits filed in federal and state courts generally alleging that some or all of the defendants permitted or acquiesced in market timing and/or late trading in some MFS funds, inadequately disclosed MFS internal policies concerning market timing and received excessive compensation as fiduciaries to the MFS funds. The lawsuits seek unspecified compensatory damages. Additional lawsuits based on similar allegations may be filed in the future.

These regulatory proceedings and lawsuits against MFS do not involve the Fund, the MFS Investors Trust Portfolio, the MFS Total Return Portfolio or trading in Portfolio shares.

Advisory Fees

The Fund pays MetLife Advisers compensation at the annual percentage rates of the corresponding levels of that Portfolio’s average daily net asset values, subject to any fee reductions or deferrals as described above in the section entitled “Expense Agreement” under “Expenses.” Each Portfolio allocates and pays advisory fees among its constituent classes based on the aggregate daily net asset values of each such class.

Portfolio	Annual Percentage Rate	Average Daily Net Asset Value Levels
BlackRock Aggressive Growth (a)	.75%	First $500 million
	.70%	Next $500 million
	.65%	Over $1 billion

BlackRock Strategic Value (a)	.85%	First $500 million
	.80%	Next $500 million
	.75%	Over $1 billion

BlackRock Bond Income (b)	.40%	First $1 billion
	.35%	Next $1 billion
	.30%	Next $1 billion
	.25%	Over $3 billion

BlackRock Diversified (a)	.50%	First $500 million
	.45%	Next $500 million
	.40%	Over $1 billion

Portfolio	Annual Percentage Rate	Average Daily Net Asset Value Levels
BlackRock Investment Trust (a)	.55%	First $500 million
	.50%	Next $500 million
	.45%	Over $1 billion

BlackRock Legacy Large Cap Growth (c)	.73%	First $1 billion
	.65%	Over $1 billion

BlackRock Large Cap Value	.70%	First $250 million
	.65%	Next $500 million
	.60%	Over $750 million

BlackRock Money Market (d)	.35%	First $1 billion
	.30%	Next $1 billion
	.25%	Over $2 billion

Capital Guardian U.S. Equity	.70%	First $200 million
	.65%	Next $300 million
	.60%	Next $1.5 billion
	.55%	Over $2 billion

Davis Venture Value	.75%	First $1 billion
	.70%	Over $1 billion

FI International Stock (a) (e)	.86%	First $500 million
	.80%	Next $500 million
	.75%	Over $1 billion

FI Mid Cap Opportunities (a)	.75%	First $100 million
	.70%	Next $400 million
	.65%	Over $500 million

FI Value Leaders (f)	.70%	First $200 million
	.65%	Next $300 million
	.60%	Next $1.5 billion
	.55%	Over $2 billion

Franklin Templeton Small Cap Growth	.90%	First $500 million
	.85%	Over $500 million

Harris Oakmark Focused Value (g)	.75%	First $1 billion
	.70%	Over $1 billion

Harris Oakmark Large Cap Value (a)	.75%	First $250 million
	.70%	Over $250 million

Jennison Growth	.70%	First $200 million
	.65%	Next $300 million
	.60%	Next $1.5 billion
	.55%	Over $2 billion

Lehman Aggregate Bond Index (a)	.25%	All Assets

Portfolio	Annual Percentage Rate	Average Daily Net Asset Value Levels
Loomis Sayles Small Cap (h)	.90%	First $500 million
	.85%	Over $500 million

MetLife Aggressive Allocation Portfolio (k)	.10%	All Assets

MetLife Conservative Allocation Portfolio (k)	.10%	All Assets

MetLife Conservative to Moderate Allocation Portfolio (k)	.10%	All Assets

MetLife Mid Cap Stock Index (a)	.25%	All Assets

MetLife Moderate Allocation Portfolio (k)	.10%	All Assets

MetLife Moderate to Aggressive Allocation Portfolio (k)	.10%	All Assets

MetLife Stock Index (a)	.25%	All Assets

MFS Investors Trust	.75%	All Assets

MFS Total Return	.50%	All Assets

Morgan Stanley EAFE Index (a)	.30%	All Assets

Neuberger Berman Partners Mid Cap Value (a)	.70%	First $100 million
	.675%	Next $250 million
	.65%	Next $500 million
	.625%	Next $750 million
	.60%	Over $1.6 billion

Oppenheimer Global Equity (a)	.90%	First $50 million
	.55%	Next $50 million
	.50%	Next $400 million
	.475%	Over $500 million

Russell 2000 Index (a)	.25%	All Assets

Salomon Brothers Strategic Bond Opportunities	.65%	All Assets

Salomon Brothers U.S. Government	.55%	All Assets

Portfolio	Annual Percentage Rate	Average Daily Net Asset Value Levels
T. Rowe Price Large Cap Growth (a)(j)	.65%	First $50 million
	.60%	Over $50 million
T. Rowe Price Small Cap Growth (a)	.55%	First $100 million
	.50%	Next $300 million
	.45%	Over $400 million

Zenith Equity (i)	N/A	N/A

(a)	Prior to May 1, 2001, this Portfolio paid advisory fees to MetLife, which was investment adviser to this Portfolio until May 1, 2001.

(b)	Prior to January 1, 2000, the advisory fee payable by BlackRock Bond Income was at the annual rate of 0.40% of the first $400 million of the Portfolio’s average daily net assets; 0.35% of the next $300 million of such assets; 0.30% of the next $300 million of such assets; and 0.25% of such assets in excess of $1 billion.

(c)	Prior to May 1, 2004, the advisory fee payable by BlackRock Legacy Large Cap Growth was at the annual rate of 0.75% of the first $1 billion of the Portfolio’s average daily net assets and 0.70% of such assets in excess of $1 billion.

(d)	Prior to January 1, 2000, the advisory fee payable by BlackRock Money Market was at the annual rate of 0.35% of the first $500 million of the Portfolio’s average daily net assets; 0.30% of the next $500 million of such assets; and 0.25% of such assets in excess of $1 billion.

(e)

Prior to January 24, 2000, the advisory fee payable by FI International Stock was at the annual rate of 0.75% of the first $500 million; 0.70% for the next $500 million; and 0.65% of such assets in excess of $1 billion. For the period January

24, 2000 to December 16, 2003, the advisory fee was at the annual rate of 0.90% of the first $500 million; 0.85% for the next $500 million; and 0.80% of such assets in excess of $1 billion.

(f)	Prior to May 1, 2002, the advisory fee payable by FI Value Leaders was at the annual rate of 0.70% of the first $200 million of the Portfolio’s average daily net assets, 0.65% of the next $1.3 billion of such assets; and 0.60% of such assets in excess of $1.5 billion.

(g)	Prior to May 1, 1998, the advisory fee payable by Harris Oakmark Focused Value was at the annual rate of 0.70% of the first $200 million of the Portfolio’s average daily net assets; 0.65% of the next $300 million of such assets; and 0.60% of such assets in excess of $500 million. For the period May 1, 1998 to April 5, 2003, the advisory fee was at the annual rate of 0.75% of the Portfolio’s average daily net assets.

(h)	Prior to January 1, 2000, the advisory fee payable by Loomis Sayles Small Cap was at the annual rate of 1.00% of the Portfolio’s average daily net assets.

(i)	Effective May 1, 2002, there is no advisory fee payable directly by the Portfolio. Zenith Equity bears its share of the advisory fees of Capital Guardian U.S. Equity, FI Value Leaders and Jennison Growth through its investment in these underlying Portfolios. From May 1, 2001 to April 30, 2002, the advisory fee payable by Zenith Equity was at the annual rate of 0.70% of the first $200 million of the Portfolio’s average daily net assets, 0.65% of the next $300 million of such assets, 0.60% of the next $1.5 billion of such assets and 0.55% of such assets in excess of $2 billion. Prior to May 1, 2001, CGM was the adviser to the Portfolio. From June 18, 1998 to April 30, 2001, the advisory fee payable by the Portfolio was the at the same rate. Prior to June 18, 1998, the advisory fee payable by the Portfolio was at the annual rate of 0.70% of the first $200 million of the Portfolio’s average daily net assets; 0.65% of the next $300 million of such assets; and 0.60% of such assets in excess of $500 million.

(j)	Prior to August 5, 2004, the advisory fee rate for the T. Rowe Price Large Cap Growth Portfolio was at the annual rate of 0.70% of the first $50 million of the Portfolio’s average daily net assets and 0.60% of such assets over $50 million.

(k)	In addition to the advisory fees set out above for each Asset Allocation Portfolio, MetLife Advisers receives advisory fees as investment adviser to the Underlying Portfolios of the Fund in which an Asset Allocation Portfolio invests.

[Add footnotes regarding advisory fee waivers.]

Subadvisory Fees

MetLife Advisers pays each subadviser at the following rates for providing subadvisory services to the following Portfolios:

Portfolio	Annual Percentage Rate Paid by MetLife Advisers (d) to the Subadvisers		Average Daily Net Asset Value Levels
BlackRock Aggressive Growth (a)	.45%		First $500 million
	.35%		Next $500 million
	.30%		Next $1.5 billion
	.25%		Over $2.5 billion

BlackRock Bond Income (h)	.20 .15	% %	First $250 million Next $750 million
	.10%		Over $1 billion

BlackRock Diversified (a)	.35%		First $250 million
	.30%		Next $250 million
	.25%		Over $500 million

BlackRock Investment Trust (a)	.40%		First $250 million
	.35%		Next $250 million
	.30%		Next $1.5 billion
	.25%		Over $2 billion

BlackRock Legacy Large Cap Growth (b)	.40%		First $300 million
	.35%		Next $700 million
	.30%		Over $1 billion

BlackRock Large Cap Value	.45%		First $100 million
	.40%		Next $150 million
	.35%		Next $250 million
	.30%		Next $1.5 billion
	.25%		Over $2 billion

BlackRock Money Market (i)	.08%		First $500 million
	.07%		Next $500 million
	.06%		Over $1 billion

BlackRock Strategic Value (a)	.55%		First $250 million
	.50%		Next $250 million
	.45%		Next $250 million
	.40%		Over $750 million

Capital Guardian U.S. Equity	.45%		First $100 million
	.40%		Next $400 million
	.35%		Next $500 million
	.30%		Over $1 billion

Davis Venture Value	.45%		First $100 million
	.40%		Next $400 million
	.35%		Over $500 million

FI International Stock (a) (c)	.55%		First $250 million
	.45%		Next $250 million
	.40%		Over $500 million

Portfolio	Annual Percentage Rate Paid by MetLife Advisers (d) to the Subadvisers	Average Daily Net Asset Value Levels
FI Mid Cap Opportunities (a) (g)	.50%	First $250 million
	.45%	Next $250 million
	.40%	Next $500 million
	.35%	Over $1 billion

FI Value Leaders (d)	.50%	First $250 million
	.40%	Next $500 million
	.35%	Over $750 million

Franklin Templeton Small Cap Growth	.60%	First $200 million
	.52%	Next $300 million
	.50%	Over $500 million

Harris Oakmark Focused Value (e)	.45%	First $100 million
	.40%	Next $400 million
	.35%	Over $500 million

Harris Oakmark Large Cap Value (a)	.45%	First $100 million
	.40%	Next $400 million
	.35%	Over $500 million

Jennison Growth	.45%	First $100 million
	.40%	Next $400 million
	.35%	Next $500 million
	.30%	Over $1 billion

Lehman Aggregate Bond Index (a)	*

Loomis Sayles Small Cap	.55%	First $25 million
	.50%	Next $75 million
	.45%	Next $100 million
	.40%	Over $200 million

MetLife Aggressive Allocation Portfolio	NA	NA

MetLife Conservative Allocation Portfolio	NA	NA

MetLife Conservative to Moderate Allocation Portfolio	NA	NA

MetLife Mid Cap Stock Index (a)	*

MetLife Moderate Allocation Portfolio	NA	NA

MetLife Moderate to Aggressive Allocation Portfolio	NA	NA

MetLife Stock Index (a)	*

Portfolio	Annual Percentage Rate Paid by MetLife Advisers (d) to the Subadvisers	Average Daily Net Asset Value Levels
MFS Investors Trust	.40%	First $150 million
	.375%	Next $150 million
	.350%	Over $300 million

MFS Total Return	.25%	First $50 million
	.20%	Over $50 million

Morgan Stanley EAFE Index (a)	*
Neuberger Berman Partners Mid Cap Value (a)	.45%	First $250 million
	.40%	Next $750 million
	.35%	Over $1 billion

Oppenheimer Global Equity (a)	.70%	First $50 million
	.35%	Next $50 million
	.30%	Next $400 million
	.275%	Over $500 million

Russell 2000 Index (a)	*
Salomon Brothers Strategic Bond Opportunities	.35%	First $50 million
	.30%	Next $150 million
	.25%	Next $300 million
	.20%	Over $500 million

Salomon Brothers U.S. Government	.225%	First $200 million
	.150%	Next $300 million
	.100%	Over $500 million

Portfolio	Annual Percentage Rate Paid by MetLife Advisers (d) to the Subadvisers	Average Daily Net Asset Value Levels
T. Rowe Price Large Cap Growth (a)(j)	.40%	First $250 million
	.375%	Next $250 million
	.35%	Over $500 million

T. Rowe Price Small Cap Growth (a)	.35%	First $100 million
	.30%	Next $300 million
	.25%	Over $400 million
Zenith Equity (f)	N/A	N/A

*	MetLife Advisers pays MetLife a subadviser fee for each Index Portfolio equal to the costs incurred by MetLife in providing subadviser services to the Portfolio.

(a)	Prior to May 1, 2001, MetLife paid subadvisory fees for this Portfolio. MetLife was investment adviser to this Portfolio until May 1, 2001.

(b)	Prior to May 1, 2004, the subadviser to BlackRock Legacy Large Cap Growth was Fred Alger Management, Inc., and the subadvisory fee rate payable by MetLife Advisers was at the annual rate of 0.45% of the first $100 million of the Portfolio’s average daily net assets, 0.40% of the next $400 million of such assets, and 0.35% of such assets in excess of $500 million.

(c)	Prior to December 16, 2003, the subadviser to FI International Stock was Putnam Investment Management, LLC and the subadvisory fee rate payable for the Portfolio was at the annual rate of 0.65% of the first $150 million of the Portfolio’s average daily net assets; 0.55% of the next $150 million; and 0.45% of such assets in excess of $300 million. Prior to January 24, 2000, the subadviser to the Portfolio was Santander International Advisors, Inc. and the subadvisory fee rate payable for the Portfolio was at the annual rate of 0.55% of the first $500 million; 0.50% for the next $500 million; and 0.45% of such assets in excess of $1 billion.

(d)	FMR (or an affiliate) has also agreed to make payments to MetLife (or its affiliates) to support the expenses of marketing and shareholder support servicing of the Portfolio. Prior to May 1, 2002, the subadviser to FI Value Leaders was Westpeak Investment Advisors, L.P., and the subadvisory fee was 0.50% of the first $25 million of the Portfolio average daily net assets, 0.40% of the next $75 million of such assets, 0.35% of the next $100 million of such assets and 0.30% of such assets in excess of $200 million.

(e)	From May 1, 1998 to April 30, 2000, the subadviser to Harris Oakmark Focused Value was Goldman Sachs Asset Management. Prior to May 1, 1998, the subadviser of the Portfolio was Loomis Sayles, and the subadvisory fee rate payable by MetLife Advisers was at the annual rate of 0.50% of the first $25 million of the Portfolio’s average daily net assets, 0.40% of the next $75 million of such assets, 0.35% of the next $100 million of such assets, and 0.30% of such assets in excess of $200 million.

(f)	Effective May 1, 2002, Zenith Equity is managed directly by MetLife Advisers and there is no subadviser to the Portfolio. From May 1, 2001 to April 30, 2002, the subadviser to Zenith Equity was CGM, and the subadvisory fee payable for the Portfolio was at the annual rate of 0.45% of the first $100 million of the Portfolio’s average daily net assets, 0.40% of the next $400 million of such assets, 0.35% of the next $500 million of such assets, and 0.30% of such assets in excess of $1 billion. Prior to May 1, 2001, Zenith Equity had no subadviser and was managed directly by CGM as adviser.

(g)	Prior to May 1, 2004, the subadviser to the FI Mid Cap Opportunities Portfolio was Janus Capital Management, LLC and the subadvisory fee rate payable for the Portfolio was at the annual rate of 0.50% of the first $250 million of the Portfolio’s average daily net assets; 0.45% of the next $500 million; 0.40% of the next $750 million; and 0.35% of such assets over $1.5 billion.

(h)	[Prior to February 3, 2005, the subadvisory fee rate for the BlackRock Bond Income Portfolio was at the annual rate of 0.20% of the first $250 million of the Portfolio’s average daily net assets and 0.15% of such assets over $250 million.]

(i)	[Prior to May 1, 2005, the subadvisory fee rate for the BlackRock Money Market Portfolio was at the annual rate of 0.15% of the first $100 million of the Portfolio’s average daily net assets and 0.075% of such assets over $100 million.]

(j)	Prior to February 3, 2005, the subadvisory fee rate for the T. Rowe Price Large Cap Growth Portfolio was at the annual rate of 0.40% of the first $500 million of the Portfolio’s average daily net assets and 0.35% of such assets over $500 million. Prior to August 5, 2004, the subadvisory fee rate for the T. Rowe Price Large Cap Growth Portfolio was at the annual rate of 0.50% of the first $50 million of the Portfolio’s average daily net assets and 0.40% of such assets over $50 million.

In connection with SBAM’s service as subadviser to Salomon Brothers Strategic Bond Opportunities, SBAM’s London based affiliate, CAM Ltd. serves as subadviser to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Portfolio. For these services, SBAM has agreed to pay CAM Ltd. one-third of the compensation that SBAM receives for serving as subadviser to the Portfolio.

[Add footnotes regarding subadvisory fee waivers.]

In connection with Davis Selected’s service as subadviser to Davis Venture Value, Davis Selected may delegate any and all responsibilities to its New York based subsidiary, DSA-NY. As compensation to DSA-NY, Davis Selected will compensate DSA-NY for all reasonable direct and indirect costs associated with DSA-NY’s performance of services provided to Davis Selected.

In connection with FMR’s service as subadviser to FI International Stock, FI Value Leaders and FI Mid Cap Opportunities, FMR has delegated to FMRC primary responsibility for choosing investments for the Portfolios pursuant to a sub-subadvisory agreement which requires FMRC to manage the investment and reinvestment of the assets of the Portfolios, subject to the supervision of FMR. FMR compensates FMRC at a monthly rate equal to 50% of the subadvisory fee that MetLife Advisers pays to FMR under the subadvisory agreement in respect of that portion of the Portfolios’ assets managed by FMRC during such month. The Fund pays no fee to FMRC under the sub-subadvisory agreement.

For the fiscal years ended December 31, 2002, and 2003, and 2004, each Portfolio paid the following amounts in advisory fees to MetLife Advisers. No information is provided for the Asset Allocation Portfolios, which began operations on May 1, 2005.

	Amount Paid to MetLife Advisers or MetLife(b)
Portfolio	2002		2003	2004
BlackRock Aggressive Growth (b)	$6,146,514		$5,836,591	$
BlackRock Strategic Value (b)	$3,248,261		$4,255,375
BlackRock Bond Income	$3,086,918		$4,082,181
BlackRock Diversified (b)	$8,730,261		$7,982,182
BlackRock Investment Trust (b)	$9,554,506		$8,408,511
BlackRock Legacy Large Cap Growth	$4,584,842		$3,832,839
BlackRock Large Cap Value	$30,894	(a)	$255,461
BlackRock Money Market	$1,214,856		$2,292,997
Capital Guardian U.S. Equity	$1,516,336	(a)	$2,258,386
Davis Venture Value	$6,661,085		$8,511,064
FI International Stock (b)	$2,863,295		$2,874,963
FI Mid Cap Opportunities (b)	$5,650,440		$5,370,713
FI Value Leaders	$3,107,520		$3,427,742
Franklin Templeton Small Cap Growth	$165,863		$327,179
Harris Oakmark Focused Value	$4,106,122		$6,780,786
Harris Oakmark Large Cap Value (b)	$1,863,462		$2,273,216
Jennison Growth	$1,576,283	(a)	$2,976,069
Lehman Aggregate Bond Index (b)	$842,197		$1,485,428
Loomis Sayles Small Cap	$3,149,457		$2,937,874
MetLife Mid Cap Stock Index (b)	$312,945		$462,683
MetLife Stock Index (b)	$8,068,926		$8,732,170
MFS Investors Trust	$216,486		$445,734
MFS Total Return	$742,233		$782,221
Morgan Stanley EAFE Index (b)	$366,564		$534,872
Neuberger Berman Partners Mid Cap Value (b)	$1,183,008		$1,425,964
Oppenheimer Global Equity (b)	$1,047,489		$1,019,544
Russell 2000 Index (b)	$377,713		$512,787
Salomon Brothers Strategic Bond Opportunities	$833,573		$1,269,439
Salomon Brothers U.S. Government	$915,362		$1,516,747

T. Rowe Price Large Cap Growth (b)	$942,239	$961,810
T. Rowe Price Small Cap Growth (b)	$1,294,717	$1,300,675
Zenith Equity (c)	$2,675,372	N/A

(a)	For the period May 1, 2002 through December 31, 2002.

(b)	MetLife was the investment adviser of these Portfolios until May 1, 2001.

(c)	MetLife Advisers replaced Capital Growth Management Limited Partnership (“CGM”) as adviser to Zenith Equity on May 1, 2001. For the period January 1, 2001 through April 30, 2001, Zenith Equity paid CGM $3,132,763 in advisory fees. After May 1, 2002, MetLife Advisers serves as investment adviser but receives no compensation for such services. The amount shown for 2002 reflects advisory fees paid by Zenith Equity for the period January 1, 2002 through April 30, 2002.

For the fiscal years ended December 31, 2002, and 2003, and 2004, MetLife Advisers paid the following amounts in subadvisory fees with respect to the following Portfolios:

	Amount Paid by MetLife Advisers or MetLife(a) to Subadvisers
Portfolio	2002		2003	2004
BlackRock Aggressive Growth	$3,447,014		$3,293,296	$
BlackRock Strategic Value	$2,035,743		$2,617,075
BlackRock Bond Income	$1,283,403		$1,660,227
BlackRock Diversified	$5,362,663		$4,895,114
BlackRock Investment Trust	$6,181,740		$5,480,674
BlackRock Legacy Large Cap Growth	$2,436,979		$2,081,361
BlackRock Large Cap Value	$19,860	(a)	$164,225
BlackRock Money Market	$335,326		$566,356
Capital Guardian U.S. Equity	$925,385	(a)	$1,378,238
Davis Venture Value	$3,408,506		$4,312,237
FI International Stock	$1,874,629		$1,871,173
FI Mid Cap Opportunities	$3,874,590		$3,609,358
FI Value Leaders	$1,992,530		$2,304,837
Franklin Templeton Small Cap Growth	$110,576		$218,119
Harris Oakmark Focused Value	$2,210,558		$3,476,786
Harris Oakmark Large Cap Value	$1,046,012		$1,277,842
Jennison Growth	$962,275	(a)	$1,817,705
Lehman Aggregate Bond Index *	$117,908		$178,251
Loomis Sayles Small Cap	$1,562,260		$1,468,221
MetLife Mid Cap Stock Index *	$43,812		$55,522
MetLife Stock Index *	$1,129,650		$1,047,861

MFS Investors Trust	$115,459		$237,725
MFS Total Return	$321,894		$337,888
Morgan Stanley EAFE Index *	$42,766		$53,488
Neuberger Berman Partners Mid Cap Value	$772,004		$932,960
Oppenheimer Global Equity	$718,493		$701,727
Russell 2000 Index *	$52,880		$61,534
Salomon Brothers Strategic Bond Opportunities	$409,726		$606,314
Salomon Brothers U.S. Government	$368,410		$563,659
T. Rowe Price Large Cap Growth	$644,825		$657,874
T. Rowe Price Small Cap Growth	$796,830		$800,405
Zenith Equity (c)	$1,543,166	(d)	N/A

(a)	For the period May 1, 2002 through December 31, 2002.

(b)	For the period May 1, 2001 through December 31, 2001.

(c)	Prior to May 1, 2001, there was no subadviser to this Portfolio. For the period May 1, 2001 to May 1, 2002, CGM served as subadviser to the Portfolio. After May 1, 2002, there was no subadviser to the Portfolio.

(d)	For the period January 1, 2002 through April 30, 2002.

*	Prior to May 1, 2001, there was no subadviser to these Portfolios.

Advisory Agreements and Subadvisory Agreements

Each advisory and subadvisory agreement provides that it will continue in effect after two years from the date of its execution only if it is approved at least annually thereafter (i) by the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the applicable Portfolio, and (ii) by vote of a majority of those directors who are not interested persons of the Fund or the applicable Portfolio’s investment adviser or subadviser, cast in person at a meeting called for the purpose of voting on such approval.

If required by law, subject to the SEC exemption obtained by MetLife Advisers and the Fund, any amendment to any advisory or subadvisory agreement or any such new agreement must be approved by vote of a majority of the outstanding voting securities of the applicable Portfolio and by vote of a majority of the Directors who are not interested persons of (i) the Fund or (ii) the applicable Portfolio’s investment adviser or subadviser.

Each agreement may be terminated without penalty by the Directors or by the shareholders of the applicable Portfolio, upon sixty days’ written notice, or by the applicable Portfolio’s investment adviser, upon ninety or sixty days’ written notice, and each terminates automatically in the event of its “assignment” as defined in the 1940 Act. In addition, each subadvisory agreement may be terminated without penalty upon either ninety or sixty days’ written notice by the relevant subadviser.

Each advisory agreement provides that MetLife Advisers shall pay the organization costs of the Fund relating to the Portfolio and the expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under the advisory agreement. The Fund assumes and shall pay (or cause to be paid) all other Fund expenses.

For BlackRock Bond Income, BlackRock Legacy Large Cap Growth, BlackRock Money Market, Capital Guardian U.S. Equity, Davis Venture Value, FI Value Leaders, Harris Oakmark Focused Value, Jennison Growth, Loomis Sayles Small Cap, MFS Investors Trust, MFS Total Return, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government and Zenith Equity, the former series of the New England Zenith Fund (collectively, the “Zenith Portfolios”), as well as BlackRock Aggressive Growth, BlackRock Diversified, BlackRock Investment Trust, BlackRock Large Cap Value and BlackRock Strategic Value (together with BlackRock Bond Income, BlackRock Legacy Large Cap Growth and BlackRock Money Market, the “BlackRock Portfolios”) and each Asset Allocation Portfolio, each advisory agreement provides that if the total ordinary business expenses of a particular Portfolio for any fiscal year exceed the lowest applicable limitations (based on a percentage of average net assets or income) prescribed by any state in which shares of that Portfolio are qualified for sale, MetLife Advisers shall pay such excess. Each advisory agreement for the Zenith Portfolios, the BlackRock Portfolios and the Asset Allocation Portfolios provides, however, that the advisory fee shall not be reduced nor shall any of such expenses be paid to an extent or under circumstances which might result in the inability of any Portfolio or of the Fund, taken as a whole, to qualify as a regulated investment company under the Internal Revenue Code. The term “expenses” for this purpose excludes brokerage commissions, taxes, interest and extraordinary expenses.

Each subadvisory agreement provides that the relevant subadviser shall not be subject to any liability in connection with the performance of its portfolio management services thereunder in the absence of willful misfeasance, bad faith, gross negligence, reckless disregard of its obligations and duties or violations of any applicable law. The advisory agreements for all Portfolios, other than the Zenith Portfolios, the BlackRock Portfolios and the Asset Allocation Portfolios, provide that MetLife Advisers shall not be liable in connection with the performance of its administrative services in the absence of any willful or negligent act or omission. The advisory agreements for the Zenith Portfolios, the BlackRock Portfolios and the Asset Allocation Portfolios provide that MetLife Advisers shall not be liable in connection with its administrative services in the absence of willful misfeasance, bad faith or gross negligence.

Certain officers and employees of subadvisers have responsibility for portfolio management of other advisory accounts and clients (including other Portfolios of the Fund and other registered investment companies, and accounts of affiliates) that may invest in securities in which the respective Portfolio may invest. Where the subadviser determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated to the participating accounts.

It is each subadviser’s policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients.

It is believed that the ability of a Portfolio to participate in larger volume transactions in this manner will in some cases produce better executions for the Portfolio. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to a Portfolio or the price at which a security may be sold. The Directors of the Fund are of the view that the benefits to the respective Portfolio of retaining each subadviser outweigh the disadvantages, if any, that might result from participating in such transactions.

Proxy Voting Policies

The Board of Directors and MetLife Advisers have delegated to each subadviser who invests in voting securities on behalf of a Portfolio the responsibility for voting the proxies relating to securities held by such Portfolio investing in voting securities as part of each such subadviser’s general management of Portfolio assets, subject to the continuing oversight of the Board and MetLife Advisers. The Fund believes that each subadviser, which purchases and sells securities for its respective Portfolio(s) and analyzes the performance of a Portfolio’s securities, is in the best position and has the information necessary to vote proxies in the best interest of a Portfolio and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on the one hand, and the interests of the adviser, subadviser or any other affiliated person of the Fund, on the other hand. Information about the proxy voting policies and procedures of each subadviser who invests in voting securities is attached in Appendix B to this SAI.

[MetLife Advisers will vote proxies relating to shares of Underlying Portfolios held by Zenith Equity and the Asset Allocation Portfolios in the same percentage as all other contract owners of the Underlying Portfolios voting for a particular proposal.]

Information on how proxies relating to the Portfolios’ voting securities were voted by MetLife Advisers or the subadvisers during the most recent 12-month period ended June 30th is available, upon request and without charge, by calling [                        ] or on the SEC’s website at http://www.sec.gov.

PORTFOLIO MANAGERS

The subadvisers have provided the Fund with the following information regarding each Portfolio’s portfolio managers identified in the Fund’s Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2004 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the subadvisers have provided a description of any material conflicts of interest that may arise in connection with each portfolio manager’s management of the Portfolio’s investments, on the one hand, and the investments of the other accounts, on the other. The subadvisers have also provided a description of the structure of, and the method used to determine, the portfolio managers’ compensation as of December 31, 2004. [As of December 31, 2004, no portfolio manager identified in the Prospectus beneficially owned equity securities in the Fund, which is an underlying fund for variable annuity and variable life contracts sponsored by MetLife.]

Davis Venture Value Portfolio

Other Accounts Managed

Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category (1)	Total Assets in Accounts in Category (1)	Number of Accounts in Category	Total Assets in Accounts in Category

Christopher Davis	Registered investment companies	23	$42 billion	0	N/A

	Other pooled investment vehicles	6	$717 million	0	N/A

	Other accounts	30,000	$8.6 billion	0	N/A

Kenneth Feinberg	Registered investment companies	21	$42 billion	0	N/A

	Other pooled investment vehicles	6	$717 million	0	N/A

	Other accounts	30,000	$8.6 billion	0	N/A

(1)	Total assets are approximate as of December 31, 2004

Material Conflicts of Interest

Each of the accounts managed by Christopher Davis and Kenneth Feinberg seeks long-term growth of capital by using the Davis Investment Philosophy to invest primarily in equity securities issued by large or medium capitalization companies. While these accounts have many similarities, the investment performance of each account will be different due to differences in fees, expenses and cash flows. Davis Selected has adopted compliance procedures to manage potential conflicts of interest such as allocation of investment opportunities and aggregated trading. None of the accounts pays Davis Selected an incentive based fee.

Compensation

Kenneth Feinberg’s compensation as a Davis Selected employee consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Selected’ profits, (iii) awards of equity (“Units”) in Davis Selected including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis Selected purchases shares in selected funds managed by Davis Selected. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the fund shares will be registered in the employee’s name based on fund performance, after expenses on a pre-tax basis, versus the S&P 500 Index, and versus peer groups as defined by Morningstar or Lipper.

Christopher Davis’s annual compensation as an employee and general partner of Davis Selected consists of a base salary.

T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio

Other Accounts Managed

Name of Portfolio Manager and Portfolio managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category (1)	Total Assets in Accounts in Category (1)	Number of Accounts in Category	Total Assets in Accounts in Category
Robert W. Smith, T. Rowe Price Large Cap Growth Portfolio	Registered investment companies	11	$10,764.7 million	0	N/A
	Other pooled investment vehicles	1	$12.7 million	0	N/A

	Other accounts	7	$318.1 million	0	N/A

Paul W. Wojcik, T. Rowe Price Small Cap Growth Portfolio	Registered investment companies	3	$482.5 million	0	N/A
	Other pooled investment vehicles	0	0	0	N/A

	Other accounts	1	$40.8 million	0	N/A

(1)	Total assets are based on T. Rowe Price internal records as of November 30, 2004. The assets have not yet been reconciled, and therefore, are subject to change. This information is not yet available for December 31, 2004.

Material Conflicts of Interest

T. Rowe Price, the subadviser to the Portfolios, is not aware of any material conflicts of interest that may arise in connection with the portfolio managers’ management of the Portfolios and the investments of the other accounts included in the table above.

Compensation

T. Rowe Price offers an attractive compensation package based on each individual’s contributions to the investment team and firm, as well as on investment results. Investment professionals receive a base salary and a performance bonus that can range up to a significant multiple of their base salary. The firm also offers equity incentives, in the form of stock options, to investment professionals. Over time, these incentives typically represent a significant portion of compensation. Additionally, key professionals are awarded participation grants in venture capital partnerships funded by the firm, which feature a vesting schedule roughly equivalent to that of our stock option program. Lastly, the firm offers a robust employee benefits program that features a 401(k) plan and an Employee Stock Purchase Plan.

Senior investment professionals and certain members of T. Rowe Price senior management conduct annual performance reviews prior to making individual compensation decisions. Specifically, investment performance is evaluated on a pre-tax basis over the prior 1, 2, 3, 4, and 5 years. Robert Smith’s investment performance is evaluated against the S&P 500 Index and Lipper Large-Cap Growth Funds Index. Paul Wojcik’s investment performance is evaluated against the Russell 2000 Growth Funds Index and Lipper Small Cap Growth Funds Index.

Other key criteria in each individual’s assessment are the extent to which a professional has worked effectively alone and within a team and has shared knowledge across the firm. Factors such as investment results, client service and satisfaction, tenure, and level of responsibilities are also taken into consideration, as appropriate.

Harris Oakmark Focused Value Fund and Harris Oakmark Large Cap Value Fund

Other Accounts Managed

Name of Portfolio Manager and Portfolio managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category (1)	Total Assets in Accounts in Category (1)	Number of Accounts in Category	Total Assets in Accounts in Category
Floyd J. Bellman, Harris Oakmark Focused Value Fund	Registered investment companies	3	$2,073,326,861	0	N/A

Name of Portfolio Manager and Portfolio managed	Other Accounts Managed				Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category (1)		Total Assets in Accounts in Category (1)	Number of Accounts in Category	Total Assets in Accounts in Category
	Other pooled investment vehicles	2		$359,670,995	0	N/A

	Other accounts	193	(2)	$556,123,791	0	N/A

William C. Nygren, Harris Oakmark Focused Value Fund	Registered investment companies	8		$15,408,071,933	0	N/A

	Other pooled investment vehicles	2		$359,670,994	0	N/A

	Other accounts	0		$0	0	N/A

Name of Portfolio Manager and Portfolio managed	Other Accounts Managed				Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category (1)		Total Assets in Accounts in Category (1)	Category of Account	Number of Accounts in Category (1)
Michael J. Mangan, Harris Oakmark Large Cap Value Fund	Registered investment companies	7		$968,158,529	0	N/A

	Other pooled investment vehicles	1		$48,081,878	0	N/A

	Other accounts	180	(3)	$3,357,511,695	1	$10,668,684

Kevin Grant, Harris Oakmark Large Cap Value Fund	Registered investment companies	3		$7,943,219,844	0	N/A

	Other pooled investment vehicles	0		0	0	N/A

	Other accounts	0		0	0	N/A

(1)	Total number of accounts and assets include Portfolios of the Fund.

(2)	This number includes all accounts within a single client relationship, and therefore the number of accounts greatly exceeds the number of relationships.

(3)	A number of these accounts are “product accounts” managed pursuant to a model portfolio. In addition, this number includes all accounts within a single client relationship, and therefore the number of accounts greatly exceeds the number of relationships.

Material Conflicts of Interest

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund’s accounts and other accounts managed by the portfolio managers, including affiliated client accounts, accounts in which the portfolio managers may have personal investments, or accounts for which Harris, subadviser to the Portfolios, may have a different advisory fee arrangement (including any accounts with respect to which the advisory fee is based on the performance of the account).

Allocation of Investment Opportunities: Harris makes decisions to recommend, purchase, sell or hold securities for all of its client accounts based on the specific investment objectives, guidelines, restrictions and circumstances of each account. It is Harris’s policy to allocate investment opportunities to each client, including the Fund, over a period of time on a fair and equitable basis relative to its other clients. Where accounts have competing interests in a limited investment opportunity, including participation in initial public offerings, Harris will allocate those investment opportunities based on a number of factors including cash availability or requirements, the time competing accounts have had funds available for investment or investments for sale, investment objectives and restrictions, an account’s participation in other opportunities, tax considerations, and the relative size of portfolio holdings of the same or comparable securities.

Aggregation of Orders and Trade Allocations: When Harris believes it is desirable, appropriate and feasible to purchase or sell the same security for a number of client accounts at the same time, Harris may aggregate its clients’ orders, in a way that seeks to obtain more favorable executions in terms of the price at which the security is purchased or sold, the costs of execution and the efficiency of the processing of the transactions. Each account that participates in an aggregated order participates at the average share price. Where an aggregated order has not been completely filled, Harris’s traders will allocate securities among the accounts participating in the order, and “product accounts” (i.e. mutual funds, institutional accounts and other similar accounts) will be allocated in proportion to the size of the order placed for each account (i.e. pro rata).

Harris has compliance policies and procedures in place that it believes are reasonably designed to mitigate these potential conflicts. Those policies and procedures provide, among other things, for periodic review and testing of allocations in order to reasonably ensure that all clients, including the Fund, are treated fairly and equitably and that, over time, no account (including any accounts with respect to which the advisory fee is based on the performance of the account) receives preferential treatment over another.

Compensation

Harris’s compensation of investment professionals, including the managers of the Portfolios, is based upon an assessment of each individual’s long-term contribution to the investment success of Harris. Compensation for each of the managers of the Portfolios is structured as follows:

(1)	Base salary. The base salary is a fixed amount, and all partners of Harris receive the same base salary.

(2)	Participation in a discretionary bonus pool. A discretionary bonus pool for each of the domestic and international investment groups is divided among the partners of each group and is paid out annually. The size of the pool is based on the overall profitability of that group.

(3)	Participation in a deferred compensation plan. The deferred compensation plan consists of revenue participation units that are awarded to partners and vest and pay out over a period of several years.

The determination of the amount of each individual’s participation in the discretionary bonus pool and the deferred compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of Harris’s domestic or international investment group, whether as a portfolio manager, a research analyst or both.

Factors considered in evaluating the contribution of portfolio managers, including each of the Funds’ portfolio managers, include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the manager’s assets under management. The managers’ compensation is not based solely on an evaluation of the performance of the Funds or the assets in the Funds. Rather, Harris considers the performance of all accounts managed by the individual, measuring that performance on both a current year and longer-term basis and on a pre-tax and after-tax basis to the extent such information is available, and the total assets managed by the individual.

[INSERT PORTFOLIO MANAGER INFO REGARDING OTHER SUBADVISERS.]

DISTRIBUTION AGREEMENTS

MetLife (the “Distributor”), located at 1 Madison Avenue, New York, New York 10010, is the Fund’s distributor. The Distributor is an affiliate of the Fund. Under Distribution Agreements with the Fund, the Distributor serves as the general distributor of shares of each class of each Portfolio, which are sold at the net asset value of such class without any sales charge. The offering of each Portfolio’s shares is continuous. Shares are offered for sale only to certain insurance company separate accounts and Qualified Plans. The Distributor receives no compensation from the Fund or purchasers of a Portfolio’s shares for acting as distributor of the Fund’s Class A shares. The Distribution Agreements do not obligate the Distributor to sell a specific number of shares.

In the future, the Fund may offer shares to be purchased by separate accounts of life insurance companies not affiliated with MetLife to support insurance contracts they issue.

The following is a description of the Distribution and Services Plan for the Zenith Portfolios and the Asset Allocation Portfolios:

Pursuant to a Class B and Class E Distribution and Services Plan (the “Distribution and Services Plan”) adopted under Rule 12b-1 under the 1940 Act for such Portfolios, the Fund may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B shares and Class E shares. The Distributor may pay all or any portion of the Service Fee in respect of a Class of any such Portfolio to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as service fees pursuant to agreements with such organizations for providing personal services to investors in such Class and/or the maintenance of shareholder accounts, and may retain all or any portion of the Service Fee in respect of such Class as compensation for providing personal services to investors in such Class and/or the maintenance of shareholder accounts. All such payments are intended to qualify as “service fees” as defined in Rule 2830 of the NASD Conduct Rules (the “NASD Rule”).

The Distribution and Services Plan also authorizes each such Portfolio to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of the Portfolio’s average daily net assets attributable to the Class B shares and Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor.

The Distributor may pay all or any portion of the Distribution Fee in respect of a Class of any such Portfolio to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of shares of such Class, and may retain all or any portion of the Distribution Fee in respect of such Class as compensation for the Distributor’s services as principal underwriter of the shares of such Class. All such payments are intended to qualify as “asset-based sales charges” as defined in the NASD Rule. Under the Distribution Agreement for such Portfolios, fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares.

The following is a description of the Distribution Plan for Portfolios other than the Zenith Portfolios:

Pursuant to the Class B and Class E Distribution Plan (the “Distribution Plan”) adopted under Rule 12b-1 under the 1940 Act for such Portfolios, the Fund compensates the Distributor from assets attributable to each of the Class B and Class E shares for services rendered and expenses borne in connection with activities primarily intended to result in the sales of that class.

The Distribution Plan provides that the Fund, on behalf of each Portfolio which issues Class B and/or Class E shares, may pay up to 0.50% of the average daily net assets of each such Portfolio attributable to its Class B and Class E shares for activities in connection with the distribution of those classes of shares. Under the Distribution Agreement for such Portfolios, however, such payments are currently limited to 0.25% for the Class B Shares and 0.15% for the Class E Shares.

The Distribution Plan and the Distribution and Services Plan (the “Plans”) are what is known as a “compensation plan” because the Fund makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. The Board of Directors of the Fund will take into account the level of expenditures in connection with their annual consideration of whether to renew the Plans. The fees payable with respect to a particular Class of a Portfolio may not be used to subsidize the distribution of shares of, or provision of shareholder services to, any other Class of any Portfolio. Subject to the foregoing sentence, some or all of the Distribution Fee paid to the Distributor may be spent on any activities or expenses primarily intended to result in the sale of Class B shares and Class E shares, including but not limited to the following:

(a)	printing and mailing of prospectuses, statements of additional information and reports for prospective purchasers of variable annuity or variable life insurance contracts (“Variable Contracts”) or Qualified Plans investing indirectly in a Class of shares of the Fund;

(b)	the development, preparation, printing and mailing of Fund advertisements, sales literature and other promotional materials describing and/or relating to the Fund;

(c)	holding seminars and sales meetings designed to promote the distribution of the Class B or Class E shares;

(d)	obtaining information and providing explanations to Variable Contract owners regarding Fund investment objectives and policies and other information about the Fund and its Portfolios, including the performance of the Portfolios;

(e)	training sales personnel regarding the Fund;

(f)	compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts to the Fund;

(g)	personal services and/or maintenance of Variable Contract owner accounts with respect to Class B or Class E shares attributable to such accounts;

(h)	compensation to and expenses of employees of the Distributor, including overhead and telephone expenses, who engage in the distribution of a Class of shares; and

(i)	compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Variable Contracts.

The Board of Directors, including the directors who are not “interested persons” (as defined in the 1940 Act) (the “Independent Directors”), has determined, in the exercise of its reasonable business judgment, that the Plans are reasonably likely to benefit the Fund and its Class B and Class E shareholders and has approved the Plans’ adoption. The Fund anticipates that the Plans will enhance the sales of Class B shares and Class E shares and increase or help to maintain the assets of each Portfolio, which over time, may allow the Class B and Class E shareholders and beneficial owners to benefit from certain economies of scale with respect to fixed costs of the Portfolio.

The Plans and any related agreement that is entered into by the Fund in connection with the Plans will continue in effect for a period of more than one year only so long as the continuance is specifically approved at least annually by a vote of the majority of the Fund’s Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the preparation of the Plans or in any agreements relating to the Plans (“Qualified Directors”) or, with respect to any class by a vote of the outstanding voting securities of that class, cast in person at a meeting called for the purpose of voting on the Plans or any such related agreement. Also, the Plans and any such related agreement may be terminated, with respect to any Class, at any time by vote of a majority of the outstanding shares of that Class of that Portfolio or by vote of a majority of the Qualified Directors. Each Plan also provides that it may not be amended, with respect to any Class of any Portfolio, to increase materially the amount of fees payable thereunder without the approval of such Class of shares.

The Distributor has informed the Fund that expenses incurred and costs allocated in connection with activities primarily intended to result in the sale of Class B and Class E shares were paid to the following affiliates as follows for the fiscal year ended December 31, 2004:

OTHER SERVICES

Custodial Arrangements. State Street Bank and Trust Company (“State Street Bank”), 225 Franklin Street, Boston, Massachusetts 02110, is the Fund’s custodian and fund accounting agent. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Portfolio and, in such capacity, is the registered owner of securities held in book-entry form belonging to the Portfolio. Upon instruction, State Street Bank receives and delivers cash and securities of the Portfolios in connection with Portfolio transactions and collects all dividends and other distributions made with respect to Portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income and net asset value per share of each class of each Portfolio on a daily basis.

Independent Auditors. The Board of Directors annually approves an independent auditor which is expert in accounting and auditing. Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, the Fund’s independent auditor, assists in the preparation of federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation. The Fund’s financial statements for the 12 months ended December 31, 2004, incorporated by reference into this SAI, have been audited by Deloitte & Touche LLP. The Fund relies on this firm’s report which appears with the financial statements.

[Portfolio Consultant. For each Asset Allocation Portfolio, MetLife Advisers has hired [name of consultant] to provide research and consulting services with respect to the periodic asset allocation targets for the Portfolio and to investments in the Underlying Portfolios, which may assist MetLife Advisers in determining the Underlying Portfolios which may be available for investment and the selection and allocation of the Portfolio’s investments among the Underlying Portfolios. MetLife Advisers pays consulting fees to [                    ] for these services.]

PORTFOLIO TRANSACTIONS AND BROKERAGE

Some of the Fund’s portfolio transactions are placed with brokers and dealers who provide the investment adviser or subadvisers with supplementary investment and statistical information or furnish market quotations to the Fund or other investment companies advised by the investment adviser or subadvisers. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of the investment adviser or subadvisers. The services may also be used by the investment adviser or subadvisers in connection with their other advisory accounts and in some cases may not be used with respect to the Fund.

The Asset Allocation Portfolios invest primarily in the Underlying Portfolios and do not incur commissions or sales charges in connection with investments in the Underlying Portfolios. However, the Asset Allocation Portfolios may incur such costs if they invest directly in other types of securities, and they bear such costs indirectly through their investment in the Underlying Portfolios. Similarly, Zenith Equity beard such costs indirectly through its investment in the Zenith Underlying Portfolios. Accordingly, the following description is relevant for the Asset Allocation Portfolios, Zenith Equity and the Underlying Portfolios.

Fixed-Income Portfolio Transactions. It is expected that certain portfolio transactions of BlackRock Bond Income, BlackRock Diversified, BlackRock Money Market, Lehman Brothers Aggregate Bond Index, MFS Total Return, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government in bonds, notes and money market instruments will generally be with issuers or dealers on a net basis without a stated commission.

Equity Portfolio (Common Stock) Transactions. In placing orders for the purchase and sale of portfolio securities, each subadviser of BlackRock Aggressive Growth, BlackRock Strategic Value, BlackRock Diversified, BlackRock Investment Trust, BlackRock Legacy Large Cap Growth, BlackRock Large Cap Value, Capital Guardian U.S. Equity, Davis Venture Value, Franklin Templeton Small Cap Growth, FI International Stock, FI Mid Cap Opportunities, FI Value Leaders, Harris Oakmark Focused Value, Harris Oakmark Large Cap Value, Jennison Growth, Loomis Sayles Small Cap, MetLife Mid Cap Stock Index, MetLife Stock Index, MFS Investors Trust, MFS Total Return, Morgan Stanley EAFE Index, Neuberger Berman Partners Mid Cap Value, Oppenheimer Global Equity, Russell 2000 Index, T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth selects only brokers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates or prices which, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. In the case of equity securities, this does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Such Portfolios’ subadvisers will use their best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

A subadviser may cause a Portfolio it manages to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for a Portfolio in excess of the amount another broker-dealer would have charged effecting that transaction. The subadviser must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the subadviser’s overall responsibilities to the Fund and its other clients. A subadviser’s authority to cause a Portfolio it manages to pay such greater commissions is also subject to such policies as the Directors of the Fund may adopt from time to time.

The following services may be considered by subadvisers when selecting brokers:

•	Recommendations and advice about market projections and data, security values, asset allocation and portfolio evaluation, purchasing or selling specific securities, and portfolio strategy;

•	Seminars, information, analyses, and reports concerning companies, industries, securities, trading markets and methods, legislative and political developments, changes in accounting practices and tax law, economic and business trends, proxy voting, issuer credit-worthiness, technical charts and portfolio strategy;

•	Access to research analysts, corporate management personnel, industry experts, economists, government representatives, technical market measurement services and quotation services, and comparative performance evaluation;

•	Products and other services including financial publications, reports and analysis, electronic access to data bases and trading systems, computer equipment, software, information and accessories; and

•	Statistical and analytical data relating to various investment companies, including historical performance, expenses and fees, and risk measurements.

Research services provided by brokers through which a subadvisers effects securities transactions on behalf of a Portfolio may be used by the subadviser in servicing all of its accounts. Therefore, not all of these services may be used by the subadviser in connection with the Fund.

The following table shows the brokerage commissions paid by the Fund for each of the Portfolios listed below for the years ended December 31, 2002, 2003 and 2004:

Portfolio	2002	2003	2004
BlackRock Aggressive Growth	$3,710,518	$2,721,761	$
BlackRock Strategic Value	$1,198,868	$1,446,240
BlackRock Bond Income	$118,251	$110,432
BlackRock Diversified	$3,733,157	$3,039,083
BlackRock Investment Trust	$5,295,167	$4,484,765
BlackRock Legacy Large Cap Growth	$4,881,312	$3,093,320
BlackRock Large Cap Value	$28,195	$82,110
BlackRock Money Market	N/A	N/A
Capital Guardian U.S. Equity	$777,297	$345,062
Davis Venture Value	$722,687	$519,422
FI International Stock	$587,360	$1,037,264
FI Mid Cap Opportunities	$1,783,484	$763,405
FI Value Leaders	$2,576,192	$754,678
Franklin Templeton Small Cap Growth	$78,969	$88,126
Harris Oakmark Focused Value	$738,720	$1,288,300
Harris Oakmark Large Cap Value	$409,118	$243,640
Jennison Growth	$925,760	$914,737
Lehman Aggregate Bond Index	N/A	N/A
Loomis Sayles Small Cap	$1,648,902	$1,565,481
MetLife Mid Cap Stock Index	$89,095	$41,514
MetLife Stock Index	$99,656	$82,395
MFS Investors Trust	$65,338	$167,261
MFS Total Return	$205,455	$165,182
Morgan Stanley EAFE Index	$132,646	$207,667
Neuberger Berman Partners Mid Cap Value	$447,128	$482,554
Oppenheimer Global Equity	$182,195	$464,677
Russell 2000 Index	$173,823	$95,443
Salomon Brothers Strategic Bond Opportunities	N/A	$1,442
Salomon Brothers U.S. Government	N/A	$1,278
T. Rowe Price Large Cap Growth	$208,653	$176,814
T. Rowe Price Small Cap Growth	$348,813	$206,204
Zenith Equity	$4,285,752	N/A

For the fiscal year ending December 31, 2004, the following Portfolios paid commissions to brokers because of research services provided: BlackRock Legacy Large Cap Growth paid $             based on related transactions of $             ; Davis Venture Value paid $             based on related transactions of $             ; FI International paid $ based on related transactions of $             ; FI Mid Cap Opportunities paid $             based on related transactions of $             ; Harris Oakmark Large Cap Value paid $             based on related transactions of $             ; Harris Oakmark Focused Value paid $             based on related transactions of $             ; Jennison Growth paid $             based on related transactions of $             ; Loomis Sayles Small Cap paid $            , based on related transactions of $             ; Neuberger Berman Partners Mid Cap Value paid $             based on related transactions of $             ; T. Rowe Price Small Cap Growth paid $             based on related transactions of $             ; and T. Rowe Price Large Cap Growth paid $             based on related transactions of $            .

The Board of Directors has adopted policies which authorize each subadviser to place trades, consistent with best execution, with certain brokers that have agreed to apply a portion of their commissions with respect to a Portfolio to that Portfolio’s expenses.

The Board of Directors has also approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Portfolio may purchase securities that are offered in underwritings in which an affiliate of that Portfolio’s subadviser participates. These procedures prohibit a Portfolio from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolio could purchase in the underwritings.

Affiliated Brokerage

A Portfolio may pay brokerage commissions to an affiliated broker for acting as the respective Portfolio’s agent on purchases and sales of securities for the portfolio of the Portfolio. SEC rules require that commissions paid to an affiliated broker of a mutual fund for portfolio transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair” compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Directors of the Fund, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliated brokers and will review these procedures periodically.

For the fiscal years ended December 31, 2002, 2003, and 2004, BlackRock Legacy Large Cap Growth paid $3,553,070, $2,265,957, and $             respectively, in brokerage commissions to Fred Alger and Company, Inc., an affiliated broker of the former subadviser to the Portfolio, Fred Alger Management, Inc. For the fiscal year ended December 31, 2004,             % of the Portfolio’s aggregate brokerage commissions were paid to this broker and             % of the Portfolio’s aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

For the fiscal year ended December 31, 2002, 2003, and 2004, FI Value Leaders paid $857, $16,307, and $             respectively, in brokerage commissions to Fidelity Capital Markets, an affiliated broker. For the fiscal year ended December 31, 2004,             % of the Portfolio’s aggregate brokerage commissions were paid to this broker and % of the Portfolio’s aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

For the fiscal years ended December 31, 2002, 2003, and 2004, Harris Oakmark Focused Value paid $246,659, $287,680 and              respectively, in brokerage commissions to Harris Associates Securities L.P., an affiliated broker of Harris Associates L.P. For the fiscal year ended December 31, 2004,             % of the Portfolio’s aggregate brokerage commissions were paid to this broker and             % of the Portfolio’s aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

For the fiscal years ended December 31, 2002, 2003, and 2004, Harris Oakmark Large Cap Value paid a total of $173,606, $78,596, and $             respectively, in brokerage commissions to Harris Associates Securities, L.P., an affiliated broker. For the fiscal year ended December 31, 2004,             % of the Portfolio’s aggregate brokerage commissions were paid to this broker and             % of the Portfolio’s aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

For the fiscal year ended December 31, 2003 and 2004, Jennison Growth paid a total of $7,400 and $             respectively in brokerage commissions to Wachovia Capital Markets, an affiliated broker. For the fiscal year ended December 31, 2004,             % of the Portfolio’s aggregate brokerage commissions were paid to this broker and             % of the Portfolio’s aggregate dollar amount of transactions involving the payment of commissions was effected through this broker. There were no affiliated brokerage transactions in 2002.

For the fiscal years ended December 31, 2002, 2003, and 2004, Neuberger Berman Partners Mid Cap Value paid a total of $196,958, $216,437 and $             respectively, in brokerage commissions to Neuberger Berman, LLC and Lehman Brothers Inc., affiliated brokers. For the fiscal year ended December 31, 2004,             % of the Portfolio’s aggregate brokerage commissions were paid to these brokers and             44% of the Portfolio’s aggregate dollar amount of transactions involving the payment of commissions was effected through these brokers.

Regular Broker-Dealers

The table below contains the aggregate value of securities of the Portfolios’ regular broker-dealers held by each Portfolio, if any, at the end of fiscal year 2004.

Portfolio	Regular Broker-Dealer	Aggregate Value of Securities of Regular Broker-Dealer Held by Portfolio

Portfolio Turnover

The portfolio turnover rates of each Portfolio for the last five fiscal years (or the life of the Portfolio for those Portfolios that have not been in existence for five years) are included in the Prospectus under “Financial Highlights.” A Portfolio’s turnover rate may vary significantly from time to time depending on the volatility of economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in a Portfolio’s subadviser.

CODE OF ETHICS

The Fund, MetLife, MetLife Advisers, and each subadviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that establishes procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Fund might take advantage of that knowledge for their own benefit. Although each Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of any Portfolio of the Fund from engaging in personal securities investing, it does regulate such personal securities investing so that conflicts of interest may be avoided.

DESCRIPTION OF THE FUND

The Fund, an open-end management investment company registered under the 1940 Act, was formed on November 23, 1982 as corporation under the laws of Maryland pursuant to Articles of Incorporation (the “Articles”) filed on November 23, 1982, as amended. On May 1, 2003, the Fund succeeded to the operations of seventeen series of the New England Zenith Fund, a Massachusetts business trust. Each of BlackRock Bond Income, BlackRock Legacy Large Cap Growth, BlackRock Money Market, Capital Guardian U.S. Equity, Davis Venture Value, FI Value Leaders, Harris Oakmark Focused Value, Jennison Growth, Loomis Sayles Small Cap, MFS Investors Trust, MFS Total Return, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government and Zenith Equity was formerly a series of the New England Zenith Fund.

Each Portfolio is classified under the 1940 Act as “diversified” except Harris Oakmark Focused Value, which is non-diversified.

Each Portfolio’s issued and outstanding shares participate equally in dividends and distributions declared by such Portfolio and receive a portion (divided equally among all of the Portfolio’s outstanding shares) of the Portfolio’s assets (less liabilities) if the Portfolio is liquidated or dissolved. Liabilities which are not clearly assignable to a Portfolio are generally allocated among the Portfolios in proportion to their relative net assets. In the unlikely event that any Portfolio has liabilities in excess of its assets, the other Portfolios may be held responsible for the excess liabilities.

Portfolio shares, when issued, are fully paid and non-assessable. In addition, there are no preference, preemptive, conversion, exchange or similar rights, and shares are freely transferable. Shares do not have cumulative voting rights.

MetLife paid all of the organizational expenses of the Fund and will not be reimbursed.

As of March 31, 2004, 100% of the outstanding voting securities of the Fund were owned by separate accounts of MetLife, NELICO, MetLife Investors and/or General American (or any affiliate of any such company), and may, from time to time, be owned by those separate accounts or the separate accounts and general accounts of such companies (or any affiliate of any such company). Therefore, as of March 31, 2004, MetLife, NELICO, MetLife Investors and General American were each presumed to be in control (as that term is defined in the 1940 Act) of the Fund.

Voting Rights

Each share has one vote and fractional shares have fractional votes. When there is a difference of interests between the Portfolios, votes are counted on a per Portfolio basis; otherwise the shares of all Portfolios are totaled. Shares in a Portfolio not affected by a matter are not entitled to vote on that matter. A Portfolio-by-Portfolio vote may occur, for example, when there are proposed changes to a particular Portfolio’s fundamental investment policies or advisory or distribution agreements.

Each insurance company is the legal owner of shares attributable to variable life insurance and variable annuity contracts issued by its separate accounts, and has the right to vote those shares. Pursuant to the current view of the SEC staff, each insurance company will vote the shares held in each separate account registered with the SEC in accordance with instructions received from owners of variable life insurance and variable annuity contracts issued by that separate account. To the extent voting privileges are granted by the issuing insurance company to unregistered separate accounts, shares for which no timely instructions are received will be voted for, voted against, or withheld from voting on any proposition in the same proportion as the shares held in that separate account for all contracts for which voting instructions are received. All Fund shares held by the general investment account (or any unregistered separate account for which voting privileges are not extended) of each insurance company will be voted by that insurance company in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions are received. Shares held by certain eligible qualified retirement plans (“Qualified Plans”) will vote directly and will not be voted in the same proportion as shares held by the Insurance Companies in their separate accounts registered as unit investment trusts.

Shareholder Meetings

Regular annual shareholder meetings are not required and the Fund does not expect to have regular meetings. For certain purposes, the Fund is required to have a shareholder meeting. Examples of the reasons a meeting might be held are to: (a) approve certain agreements required by securities laws; (b) change fundamental investment objectives and restrictions of the Portfolios; and (c) fill vacancies on the Board of Directors when less than a majority have been elected by shareholders. The Fund assists with all shareholder communications. Except as mentioned above, directors will continue in office and may appoint directors for vacancies.

TAXES

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the ownership of shares in the Portfolios by life insurance companies for the purpose of funding variable life insurance policies. This discussion does not purport to be complete or to deal with all aspects of federal income taxation. It deals only with the status of the Portfolios as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and the application of the diversification rules of Section 817(h) of the Code. This discussion is based upon the present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.

The discussion below is generally based on the assumption that the shares of each Portfolio will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the Portfolios’ shares will be currently taxed on the Portfolios’ distributions, and on the proceeds of any redemption of the Portfolios’ shares, under the Code rules.

For information concerning the federal tax consequences to a holder of a variable contract, refer to the prospectus for the particular contract. Because insurance companies (and certain other investors) will be the only shareholders of a Portfolio, no attempt is made here to particularly describe the tax aspects of an investment in such a Portfolio.

Each of the Portfolios intends to qualify each year as a RIC under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. In order to qualify for the special tax treatment accorded RICs and their shareholders under the Code, each Portfolio must (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock securities, or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited in respect of any one issuer to an amount that does not exceed 10% of the outstanding voting securities of such issuer or 5% of the value of the Portfolio’s total assets; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer or two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades or businesses.

As a RIC, a Portfolio generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Portfolio’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Portfolio intends to distribute substantially all of such income.

If a Portfolio were to fail to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (2) each insurance company separate account invested in the Portfolio would fail to satisfy the diversification requirements of Section 817(h) of the Code, described below, with the result that the contracts supported by that account would no longer be eligible for tax deferral. All distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

A Portfolio’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the

Portfolio level. The excise tax is generally inapplicable to any RIC whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although each Portfolio believes that it is not subject to the excise tax, each Portfolio intends to make the distributions required to avoid the imposition of the tax, provided such payments and distributions are determined to be in the best interest of such Portfolio’s shareholders.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Portfolio in October, November or December of that year with a record date in such a month and paid by the Portfolio during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Each Portfolio also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a Portfolio as assets of the related separate account, these regulations are imposed on the assets of a Portfolio. Specifically, the regulations provide that, after a one year start-up period or, except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a Portfolio to satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

The Internal Revenue Service has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment described above. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. A contract holder’s control of the investments of the separate accounts in this case is similar to, but different in certain respects from, those described by the IRS in rulings. For example, certain Portfolios are more specific in focus than the investment strategies described in the IRS rulings in which “the ability to choose among broad investment strategies such as stocks, bonds, or money market instruments,” and even those including narrower strategies, such as large company stocks, international stocks, small company stocks, mortgage-based securities, telecommunications stocks and financial services stocks, that were held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners in that case. The Regulations proposed by the Treasury Department in the summer of 2004 relating to § 817(h) and current published IRS guidance do not directly speak to the strategies such as those reflected in the Portfolio, described above. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of “investor control” over a separate account’s investments in funds such as the Portfolios, and such guidance could affect the treatment of the Portfolios described herein, including retroactively.

In the event that additional rules or regulations are adopted, there can be no assurance that a Portfolio will be able to operate as currently described, or that such Portfolio will not have to change its investment objective or investment policies. A Portfolio’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.

Under Treasury Regulations, if a shareholder recognizes a loss on a disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting, requirement, but under current guidance, shareholders of a regulated investment company are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

Investment by a Portfolio in “passive foreign investment companies” (“PFICs”) could subject the Portfolio to U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Portfolio shareholders. However, a Portfolio also may make an election to mark the gains (and to a limited extent the losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio’s taxable year. Such gains and losses are treated as ordinary income and loss. A Portfolio may also elect to treat a PFIC as a “qualified electing fund” (“QEF election”), in which case the Portfolio will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Portfolio to avoid taxation. Making either of these elections therefore may require a Portfolio to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Portfolio’s total return.

TRANSFER AGENT

The transfer agent and the dividend paying agent for the Fund, MetLife, is located at One Madison Avenue, New York, New York 10010. MetLife receives no compensation for these services.

FINANCIAL STATEMENTS

The financial statements of each Portfolio (other than the Asset Allocation Portfolios, which commenced operations on May 1, 2005) and the related reports of independent auditors included in the annual reports for the Portfolios for the year ended December 31, 2004 are incorporated herein by reference to the Fund’s Annual Report as filed with the SEC on [                    ], 2005.

INDEX SPONSORS

The Prospectus describes certain aspects of the limited relationship the index sponsors have with the Fund.

With respect to Standard & Poor’s, neither the MetLife Stock Index Portfolio or the MetLife Mid Cap Stock Index Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of either Portfolio or any member of the public regarding the advisability of investing in securities generally or in either Portfolio particularly or the ability of the S&P 500 Index or the S&P 400 MidCap Index to track general stock market performance. S&P’s only relationship to the Licensee is S&P’s grant of permission to the Licensee to use the S&P 500 Index or the S&P 400 MidCap Index which are determined, composed and calculated by S&P without regard to the Licensee or either Portfolio. S&P has no obligation to take the needs of the Licensee or the owners of this Portfolio into consideration in determining, composing or calculating the S&P 500 Index or the S&P 400 MidCap Index. S&P is not responsible for and has not participated in the determination of the prices and amount of this Portfolio or the timing of the issuance or sale of this Portfolio or in the determination or calculation of the equation by which this Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of this Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THIS PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THERE. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

In addition, with respect to Morgan Stanley, the Morgan Stanley EAFE® Index Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of this Portfolio or any member of the public regarding the advisability of investing in funds generally or in this Portfolio particularly or the ability of the MSCI EAFE® index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the MSCI EAFE® index which is determined, composed and calculated by Morgan Stanley without regard to the issuer of this Portfolio or this Portfolio. Morgan Stanley has no obligation to take the needs of the issuer of this Portfolio or the owners of this Portfolio into consideration in determining, composing or calculating the MSCI EAFE® index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this Portfolio to be issued or in the determination or calculation of the equation by which this Portfolio is redeemable for cash. Morgan Stanley has no obligation or liability to owners of this Portfolio in connection with the administration, marketing or trading of this Portfolio.

ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. The MSCI EAFE® Index is the exclusive property of Morgan Stanley. Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by MetLife.

With respect to Frank Russell Company, the Russell 2000 Index Portfolio is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Portfolio nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. Frank Russell Company reserves the right at any time and without notice, to alter, amend, terminate or in any way change its index. The Russell 2000(R) Index is a service mark of the Frank Russell Company. RussellTM is a trademark of the Frank Russell Company. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the index. Frank Russell Company’s publication of the index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR ANY DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

APPENDIX A-1

DESCRIPTION OF BOND RATINGS

Moody’s Investors Service, Inc.

Aaa

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. See Note 1.

A

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. See Note 1.

Baa

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. See Note 1.

Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody’s, the reason may be one of the following:

(1)	An application for rating was not received or accepted.

(2)	The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

(3)	There is a lack of essential data pertaining to the issue or issuer.

(4)	The issue was privately placed, in which case the rating is not published in Moody’s publications.

Note 1: This rating may include the numerical modifier 1, 2 or 3 to provide a more precise indication of relative debt quality within the category, with 1 indicating the high end of the category, 2 the mid-range and 3 nearer the low end.

Standard & Poor’s Ratings Group

AAA

This is the highest rating assigned by Standard & Poor’s Corporation (“S&P”) to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA

Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A

Bonds rated A have strong capacity to pay principal and interest although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB

Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC

Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C

The rating C is reserved for income bonds on which no interest is being paid.

D

Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Duff & Phelps Credit Rating Co.

AAA

Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-

High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A-

Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB-

Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB-

Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B-

Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC

Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD

Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP

Preferred stock with dividend arrearages.

APPENDIX A-2

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Standard & Poor’s Corporation

A-1

Commercial paper rated A-1 by S&P has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Commercial paper within the A-1 category which has overwhelming safety characteristics is denoted “A-1+.”

A-2

Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

Moody’s Investors Service, Inc.

P-1

The rating P-1 is the highest commercial paper rating assigned by Moody’s Investors Service, Inc. (“Moody’s”). Among the factors considered by Moody’s in assigning ratings are the following:

(1) evaluation of the management of the issuer;

(2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

(3) evaluation of the issuer’s products in relation to competition and customer acceptance;

(4) liquidity;

(5) amount and quality of long-term debt;

(6) trend of earnings over a period of ten years;

(7) financial strength of a parent company and the relationships which exist with the issuer; and

(8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

P-2

Issuers rated P-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

APPENDIX B

INFORMATION ABOUT PROXY VOTING POLICIES AND PROCEDURES

BlackRock Advisors, Inc.

Capital Guardian Trust Company

Citigroup Asset Management (Salomon Brothers Asset Management Inc)

Davis Selected Advisers, L.P.

Fidelity Management & Research Company

Franklin Advisers, Inc.

Harris Associates L.P.

Jennison Associates LLC

Loomis Sayles & Company, L.P.

Massachusetts Financial Services Company

Metropolitan Life Insurance Company

Neuberger Berman Management Inc.

OppenheimerFunds, Inc.

T. Rowe Price Associates, Inc.

PROXY VOTING POLICY

For

BlackRock Advisors, Inc.

and Its Affiliated Registered Investment Advisers

Introduction

This Proxy Voting Policy (“Policy”) for BlackRock Advisors, Inc. and its affiliated registered investment advisers (“BlackRock”) reflects our duty as a fiduciary under the Investment Advisers Act of 1940 (the “Advisers Act”) to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan’s participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supercede the specific guidelines in this Policy. BlackRock will disclose to our advisory clients information about this Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, BlackRock will maintain proxy voting records for our advisory clients consistent with the Advisers Act. For those of our clients that are registered investment companies, BlackRock will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.

Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs, which may reduce or eliminate the amount of shares eligible for voting by BlackRock in accordance with this Policy if such shares are out on loan and cannot be recalled in time for the vote.

Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well being of the corporation, we will vote to support shareholder proposals, unless other mitigating circumstances are present.

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Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, we may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock employee involved with managing an account may have a close relative who serves as a director or executive of a company that is soliciting proxies regarding securities held in such account. In all cases, the manner in which we vote proxies must be based on our clients’ best interests and not the product of a conflict.

This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefor recorded in writing.

Section I of the Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support. Section II of the Policy describes various types of non-routine proposals and provides general voting guidelines. These non-routine proposals are categorized as those involving:

A.	Social Issues,

B.	Financial/Corporate Issues, and

C.	Shareholder Rights.

Finally, Section III of the Policy describes the procedures to be followed in casting a vote pursuant to these guidelines.

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SECTION I

ROUTINE MATTERS

Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

1.	They do not measurably change the structure, management control, or operation of the corporation.

2.	They are consistent with industry standards as well as the corporate laws of the state of incorporation.

Voting Recommendation

BlackRock will normally support the following routine proposals:

1.	To increase authorized common shares.

2.	To increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

3.	To elect or re-elect directors.

4.	To appoint or elect auditors.

5.	To approve indemnification of directors and limitation of directors’ liability.

6.	To establish compensation levels.

7.	To establish employee stock purchase or ownership plans.

8.	To set time and location of annual meeting.

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SECTION II

NON-ROUTINE PROPOSALS

A.	Social Issues

Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation’s internally adopted policies are ill-advised or misguided.

Voting Recommendation

If we have determined that management is generally socially responsible, we will generally vote against the following shareholder proposals:

1.	To enforce restrictive energy policies.

2.	To place arbitrary restrictions on military contracting.

3.	To bar or place arbitrary restrictions on trade with other countries.

4.	To restrict the marketing of controversial products.

5.	To limit corporate political activities.

6.	To bar or restrict charitable contributions.

7.	To enforce a general policy regarding human rights based on arbitrary parameters.

8.	To enforce a general policy regarding employment practices based on arbitrary parameters.

9.	To enforce a general policy regarding animal rights based on arbitrary parameters.

10.	To place arbitrary restrictions on environmental practices.

B.	Financial/Corporate Issues

Proposals in this category are usually offered by management and seek to change a corporation’s legal, business or financial structure.

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Voting Recommendation

We will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

1.	To change the state of incorporation.

2.	To approve mergers, acquisitions or dissolution.

3.	To institute indenture changes.

4.	To change capitalization.

C.	Shareholder Rights

Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power.

We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

Voting Recommendation

We will generally vote for the following management proposals:

1.	To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

2.	To institute staggered board of directors.

3.	To require shareholder approval of not more than 66 2/3% for a proposed amendment to the corporation’s by-laws.

4.	To eliminate cumulative voting.

5.	To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company’s ability to make greenmail payments.

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6.	To create a dividend reinvestment program.

7.	To eliminate preemptive rights.

8.	To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a “poison pill”).

We will generally vote against the following management proposals:

1.	To require greater than 66 2/3% shareholder approval for a proposed amendment to the corporation’s by-laws (“super-majority provisions”).

2.	To require that an arbitrary fair price be offered to all shareholders that is derived from a fixed formula (“fair price amendments”).

3.	To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

4.	To prohibit replacement of existing members of the board of directors.

5.	To eliminate shareholder action by written consent without a shareholder meeting.

6.	To allow only the board of directors to call a shareholder meeting or to propose amendments to the articles of incorporation.

7.	To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known as a “poison pill”).

8.	To limit the ability of shareholders to nominate directors.

We will generally vote for the following shareholder proposals:

1.	To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%.

2.	To opt out of state anti-takeover laws deemed to be detrimental to the shareholder.

3.	To change the state of incorporation for companies operating under the umbrella of anti-shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

4.	To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

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5.	To permit shareholders to participate in formulating management’s proxy and the opportunity to discuss and evaluate management’s director nominees, and/or to nominate shareholder nominees to the board.

6.	To require that the board’s audit, compensation, and/or nominating committees be comprised exclusively of independent directors.

7.	To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company’s ability to make greenmail payments.

8.	To create a dividend reinvestment program.

9.	To recommend that votes to “abstain” not be considered votes “cast” at an annual meeting or special meeting, unless required by state law.

10.	To require that “golden parachutes” be submitted for shareholder ratification.

We will generally vote against the following shareholder proposals:

1.	To restore preemptive rights.

2.	To restore cumulative voting.

3.	To require annual election of directors or to specify tenure.

4.	To eliminate a staggered board of directors.

5.	To require confidential voting.

6.	To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

7.	To dock director pay for failing to attend board meetings.

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SECTION III

VOTING PROCESS

BlackRock has engaged a third-party service provider to assist us in the voting of proxies. These guidelines have been provided to this service provider, who then analyzes all proxy solicitations we receive for our clients and makes recommendations to us as to how, based upon our guidelines, the relevant votes should be cast. These recommendations are set out in a report that is provided to the relevant Portfolio Management Group team, who must approve the proxy vote in writing and return such written approval to the Operations Group. If any authorized member of a Portfolio Management Group team desires to vote in a manner that differs from the recommendations, the reason for such differing vote shall be noted in the written approval form. A copy of the written approval form is attached as an exhibit. The head of each relevant Portfolio Management Group team is responsible for making sure that proxies are voted in a timely manner. The Brokerage Allocation Committee shall receive regular reports of all proxy votes cast to review how proxies have been voted, including reviewing votes that differ from recommendations made by our third-party service provider and votes that may have involved a potential conflict of interest. The Committee shall also review these guidelines from time to time to determine their continued appropriateness and whether any changes to the guidelines or the proxy voting process should be made.

IF THERE IS ANY POSSIBILITY THAT THE VOTE MAY INVOLVE A MATERIAL CONFLICT OF INTEREST BECAUSE, FOR EXAMPLE, THE ISSUER SOLICITING THE VOTE IS A BLACKROCK CLIENT OR THE MATTER BEING VOTED ON INVOLVES BLACKROCK, PNC OR ANY AFFILIATE (INCLUDING A PORTFOLIO MANAGEMENT GROUP EMPLOYEE) OF EITHER OF THEM, PRIOR TO APPROVING SUCH VOTE, THE BROKERAGE ALLOCATION COMMITTEE MUST BE CONSULTED AND THE MATTER DISCUSSED. The Committee, in consultation with the Legal and Compliance Department, shall determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict, based on the particular facts and circumstances, the importance of the proxy issue, whether the Portfolio Management Group team is proposing a vote that differs from recommendations made by our third-party service provider with respect to the issue and the nature of the conflict, so as to ensure that the voting of the proxy is not affected by the potential conflict. If the conflict is determined not to be material, the relevant Portfolio Management Group team shall vote the proxy in accordance with this Policy. Determinations of the Committee with respect to votes involving material conflicts of interest shall be documented in writing and maintained for a period of at least six years.

With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BlackRock’s ability to vote such proxies in the best interests of our clients. These problems include, but are not limited to, (i) untimely and/or inadequate notice of shareholder meetings, (ii) restrictions on the ability of holders outside the issuer’s jurisdiction

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of organization to exercise votes, (iii) requirements to vote proxies in person, if not practicable, (iv) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (v) impracticable or inappropriate requirements to provide local agents with power of attorney to facilitate the voting instructions. Accordingly, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company’s proposal.

*        *        *        *        *

Any questions regarding this Policy may be directed to the General Counsel of BlackRock.

Approved: October 21, 1998

Revised: May 27, 2003

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CAPITAL GUARDIAN TRUST COMPANY

PROXY VOTING POLICY AND PROCEDURES

Policy

Capital Guardian Trust Company (“CGTC”) provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments and unaffiliated registered investment companies. CGTC’s Personal Investment Management Division (“PIM”) provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC’s clients.

Fiduciary Responsibility and Long-term Shareholder Value

CGTC’s fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors which would affect the value of its clients’ investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst’s knowledge of a company, its current management, management’s past record, and CGTC’s general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

As the management of a portfolio company is responsible for its day to day operations, CGTC believes that management, subject to the oversight of its board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients’ best interests.

Special Review

From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

Procedures

Proxy Review Process

Associates in CGTC’s proxy voting department, along with compliance associates from the legal department, are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year and certain other administrative items.

All other items are sent by the proxy voting department to the research analyst who follows the company. The analyst reviews the proxy statement and makes a recommendation about how to vote on the issues based on his or her in-depth knowledge of the company. Recommendations to vote with management on certain limited issues are voted accordingly. All other non-standard issues receive further consideration by a proxy voting committee, which reviews the issue and the analyst’s recommendation, and decides how to vote. A proxy voting committee may escalate to the full investment committee(s) those issues for which it believes a broader review is warranted. Four proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are comprised primarily of members of CGTC’s and its affiliates’ investment committees and their activity is subject to oversight by those committees.

For securities held only in PIM accounts, non-standard items are sent to those associates to whom the CGTC Investment Committee has delegated the review and voting of proxies. These associates may forward certain proposals to the appropriate investment committee for discussion and a formal vote if they believe a broader review is warranted.

CGTC seeks to vote all of its clients’ proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.

Proxy Voting Guidelines

CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

CGTC’s general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.

•	Corporate governance. CGTC supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

•	Capital structure. CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

•

Stock option compensation plans. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. CGTC considers the following factors when voting on proposals related to new plans or changes to existing plans: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

•	Social and corporate responsibility. CGTC votes on these issues based on the potential impact to the value of its clients’ investment in the portfolio company.

Special Review Procedures

If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC’s parent company), are deemed to be “Interested Clients”. Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee (“SRC”). The SRC determines whether the decision was in the best interest of CGTC’s clients and may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC’s and its affiliates’ investment and legal groups and does not include representatives from the marketing department.

Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

CGTC’s Proxy Voting Record

Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client’s account(s) for which CGTC has proxy voting authority.

Annual Assessment

CGTC will conduct an annual assessment of this proxy voting policy and related procedures.

Effective Date

This policy is effective as of August 1, 2003.

PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

Concerning Citigroup Asset Management 1 (CAM)

Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with

[1]	Citigroup Asset Management comprises Salomon Brothers Asset Management Inc, Smith Barney Asset Management ( a division of Citigroup Global Markets Inc.), Citibank Global Asset Management ( a unit of Citibank, N.A.), Smith Barney Fund Management LLC, Citi Fund Management Inc. and other investment adviser affiliates.

Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

Summary of Davis Advisors’

Proxy Voting Procedures and Policies

April 1, 2004

Davis Selected Advisers, L.P. (“Davis Advisors”) votes on behalf of its clients in matters of corporate governance through the proxy voting process. Davis Advisors takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients’ holdings is a significant asset of the clients. Davis Advisors exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients’ investments.

Davis Advisors votes proxies with a focus on the investment implications of each issue. For each proxy vote, Davis Advisors takes into consideration its duty to clients and all other relevant facts available to Davis Advisors at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

Davis Advisors has adopted written Proxy Voting Procedures and Policies and established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

Clients may obtain a copy of Davis Advisors’ Proxy Voting Procedures and Policies, and/or a copy of how their own proxies were voted, by writing to:

Davis Selected Advisers, L.P.

Attn: Chief Compliance Officer

2949 East Elvira Road, Suite 101

Tucson, Arizona, 85706

A copy of Davis Advisors’ Proxy Voting Procedures and Policies is also included in Davis Advisors’ Form ADV Part II.

Guiding Principles

Creating Value for Existing Shareholders. The most important factors that we consider in evaluating proxy issues are: (i) the Company’s or management’s long-term track record of creating value for shareholders. In general, we will consider the recommendations of a management with a good record of creating value for shareholders as more credible than the recommendations of managements with a poor record; (ii) whether, in our estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long term performance resulted from poor management or from factors outside of managements control.

Other factors which we consider may include:

(a) Shareholder Oriented Management. One of the factors that Davis Advisors considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They will also have a record of taking actions and supporting policies designed to increase the value of the company’s shares and thereby enhance shareholder wealth. Davis Advisors’ research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could enhance shareholder value. Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting.

(b) Allow responsible management teams to run the business. Because we try generally to invest with “owner oriented” managements (see above), we vote with the recommendation of management on most routine matters, unless circumstances such as long standing poor performance or a change from our initial assessment indicate otherwise. Examples include the election of directors and ratification of auditors. Davis Advisors supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, Davis Advisors opposes proposals that limit management’s ability to do this. Davis Advisors will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

(c) Preserve and expand the power of shareholders in areas of corporate governance. Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. Davis Advisors supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. Davis Advisors generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

Davis Advisors exercises its professional judgment in applying these principles to specific proxy votes. Davis Advisors Proxy Procedures and Policies provides additional explanation of the analysis which Davis Advisors may conduct when applying these guiding principles to specific proxy votes.

Conflicts of Interest

A potential conflict of interest arises when Davis Advisors has business interests that may not be consistent with the best interests of its client. In reviewing proxy issues to identify any potential material conflicts between Davis Advisors’ interests and those of its clients,

Davis Advisors’ Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group exercises its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:

(1)	Votes consistent with the “General Proxy Voting Policies,” are presumed to be consistent with the best interests of clients;

(2)	Davis Advisors may disclose the conflict to the client and obtain the client’s consent prior to voting the proxy;

(3)	Davis Advisors may obtain guidance from an independent third party;

(4)	The potential conflict may be immaterial; or

(5)	Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.

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Fidelity Fund Proxy Voting Guidelines

(Funds Sub-advised by FMR Co.)

March 2004

The following Proxy Voting Guidelines were established by the Fidelity Board of Trustees of the funds, after consultation with Fidelity Management & Research Company (FMR), the subadviser to the FI Value Leaders, FI Mid Cap Opportunities, and the FI International Equity Portfolios. (The guidelines are reviewed periodically by FMR and by the non-interested Trustees of the Fidelity funds, and, accordingly, are subject to change.)

I.	General Principles

A.	Except as set forth herein, portfolio securities should generally be voted in favor of incumbent directors and in favor of routine management proposals. In general, FMR will oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

B.	Non-routine proposals covered by the following guidelines should generally be voted in accordance with the guidelines.

C.	Non-routine proposals not covered by the following guidelines or other special circumstances should be evaluated by the appropriate FMR analyst or portfolio manager, subject to review by the President or General Counsel of FMR or the General Counsel of FMR Corp. A significant pattern of such non-routine proposals or other special circumstances should be referred to the Operations Committee or its designee.

II.	Portfolio shares should generally be voted against anti-takeover proposals, including:

A.	Fair Price Amendments, except those that consider only a two year price history and are not accompanied by other anti-takeover measures.

B.	Classified Boards. FMR will generally vote in favor of proposals to declassify a board of directors. FMR will consider voting against such a proposal if the issuer’s Articles of Incorporation or applicable statute includes a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

C.	Authorization of “Blank Check” Preferred Stock.

D.	Golden Parachutes:

1.	Accelerated options and/or employment contracts that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination.

2.	Compensation contracts for outside directors.

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3.	Tin Parachutes that cover a group beyond officers and directors and permit employees to voluntarily terminate employment and receive payment.

4.	Adoption of a Golden or Tin Parachute will result in our withholding authority in the concurrent or next following vote on the election of directors.

E.	Supermajority Provisions.

F.	Poison Pills:

1.	Introduction of a Poison Pill without shareholder approval will result in FMR withholding authority in the concurrent or next following vote on the election of directors. In addition, extension of an existing Poison Pill or the adoption of a new Poison Pill without shareholder approval upon the expiration of an existing Pill will result in FMR withholding authority in the concurrent or next following vote on the election of directors.

2.	FMR will consider not withholding its authority on the election of directors if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than 5 years; and (d) shareholder approval is required to reinstate the expired Pill. In addition, the Funds will consider not withholding authority on the election of directors if company management indicates that the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, the Funds would withhold their vote from the election of directors at that next meeting.

3.	FMR will generally withhold authority on the election of directors if a company refuses, upon request by FMR, to amend a Poison Pill Plan to allow the Fidelity funds to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine not to withhold authority on the election of directors if a company’s Poison Pill Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

4.	Portfolio shares will be voted for shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

5.	If shareholders are requested to approve adoption of a Poison Pill plan, the Funds will, in general, consider voting in favor of the Poison Pill plan if: (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is determined to be linked to a business strategy that will result in greater value for the shareholders; (c) the term is generally not longer than 5 years; (d) shareholder approval is required to reinstate an expired Pill; (e) the Pill contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and (f) the Pill allows the Fidelity funds to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine to vote in favor of a company’s Poison Pill Plan if the Plan, although imposing an

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aggregate	ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

G.	Elimination of, or limitation on, shareholder rights (e.g., action by written consent, ability to call meetings, or remove directors).

H.	Transfer of authority from shareholders to directors.

I.	Reincorporation in another state (when accompanied by anti-takeover provisions).

III.	Stock Option Plans

A.	Stock Option plans should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against Stock Option Plan adoptions or amendments to authorize additional shares if:

1.	The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

2.	The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

3.	The Board may, without shareholder approval, (i) materially increase the benefits accruing to participants under the plan, (ii) materially increase the number of securities which may be issued under the plan, or (iii) materially modify the requirements for participation in the plan.

4.	The granting of options to non-employee directors is subject to management discretion, the plan is administered by a compensation committee not comprised entirely of non-employee directors or the plan is administered by a board of directors not comprised of a majority of non-employee directors, versus non-discretionary grants specified by the plan’s terms.

5.	However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines 2, 3 and 4 immediately above if such shares meet both of two conditions:

a.	They are granted by a compensation committee composed entirely of independent directors.

b.	They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

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6.	The plan’s terms allow repricing of underwater options, or the Board/Committee has repriced options outstanding under the plan in the past 2 years. However, option repricing may be acceptable if all of the following conditions, as specified by the plan’s express terms, or board resolution, are met:

a.	The repricing is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

b.	The repricing is rarely used and then only to maintain option value due to extreme circumstances beyond management’s control; and

c.	The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

7.	Furthermore, if a compensation committee composed entirely of independent directors determines that options need to be granted to employees other than the company’s executive officers, that no shares are currently available for such options under the company’s existing plans, and that such options need to be granted before the company’s next shareholder meeting, then the company may reprice options in an amount not to exceed an additional 5% or 10%, as applicable, if such company seeks authorization of at least that amount at the very next shareholders’ meeting.

8.	For purposes of this Guideline III, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

B.	FMR will generally withhold its authority on the election of directors if, within the last year and without shareholder approval, the company’s board of directors or compensation committee has repriced outstanding options held by officers or directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

C.	Proposals to reprice outstanding stock options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to reprice outstanding options based upon whether the proposed repricing is consistent with the interests of shareholders, taking into account such factors as:

1.	Whether the repricing proposal excludes senior management and directors;

2.	Whether the options proposed to be repriced exceeded FMR’s dilution thresholds when initially granted;

3.	Whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model;

4.	The company’s relative performance compared to other companies within the relevant industry or industries;

5.	Economic and other conditions affecting the relevant industry or industries in which the company competes; and

6.	Any other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

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IV.	Restricted Stock Awards (“RSA”) should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against RSA adoptions or amendments to authorize additional shares if:

A.	The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

B.	The Board may materially alter the RSA without shareholder approval, including a provision that allows the Board to lapse or waive restrictions at its discretion.

C.	The granting of RSAs to non-employee directors is subject to management discretion, versus non-discretionary grants specified by the plan’s terms.

D.	The restriction period is less than 3 years. RSAs with a restriction period of less than 3 years but at least 1 year are acceptable if the RSA is performance based.

E.	However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines B, C and D immediately above if such shares meet both of two conditions:

1.	They are granted by a compensation committee composed entirely of independent directors.

2.	They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

F.	For purposes of this Guideline IV, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

G.	Proposals to grant restricted stock in exchange for options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to grant restricted stock awards in exchange for options based upon whether the proposed exchange is consistent with the interests of shareholders, taking into account such factors as:

1.	Whether the restricted stock award exchange proposal excludes senior management and directors;

2.	Whether the options proposed to be exchanged exceeded FMR’s dilution thresholds when initially granted;

3.	Whether the restricted stock award exchange proposal is value neutral to shareholders based upon an acceptable stock award pricing model;

4.	The company’s relative performance compared to other companies within the relevant industry or industries;

5.	Economic and other conditions affecting the relevant industry or industries in which the company competes; and

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6.	Any other facts or circumstances relevant to determining whether a restricted stock award exchange proposal is consistent with the interests of shareholders.

V.	Other Stock-Related Plans should be evaluated on a case-by-case basis:

A.	Omnibus Stock Plans - vote against entire plan if one or more component violates any of the criteria in parts III or IV above, except if the component is de minimus. In the case of an omnibus stock plan, the 5% and 10% limits in Guidelines III and IV will be measured against the total number of shares under all components of such plan.

B.	Employee Stock Purchase Plans - vote against if the plan violates any of the criteria in parts III and IV above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock’s fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company’s equity. In the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing “best practices,” as articulated by the research or recommendations of the relevant proxy research or corporate governance services, provided that the minimum stock purchase price must be at least 75% of the stock’s fair market value.

C.	Stock Awards (other than stock options and RSAs) - generally vote against unless they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

VI.	Unusual Increases in Common Stock:

A.	An increase of up to 3 times outstanding and scheduled to be issued, including stock options, is acceptable; any increase in excess of 3 times would be voted against except in the case of real estate investment trusts, where an increase of 5 times is, in general, acceptable.

B.	Measured as follows: requested increased authorization plus stock authorized to be issued under Poison Pill divided by current stock outstanding plus any stock scheduled to be issued (not including Poison Pill authority). (If the result is greater than 3, Portfolio shares should be voted against.)

VII.	Portfolio shares should, in general, be voted against the introduction of new classes of Stock with Differential Voting Rights.

VIII.	With regard to Cumulative Voting Rights, Portfolio shares should be voted in favor of introduction or against elimination on a case-by-case basis where this is determined to enhance Portfolio interests as minority shareholders.

IX.	Greenmail - Portfolio shares should be voted for anti-greenmail proposals so long as they are not part of anti-takeover provisions.

X.	Portfolio shares should be voted in favor of charter by-law amendments expanding the Indemnification of Directors and/or limiting their liability for Breaches of Care.

A.	Portfolio shares should be voted against such proposals if FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

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XI.	Portfolio shares should be voted in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

XII.	Portfolio shares should be voted in favor of proposed amendments to a company’s certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

XIII.	Employee Stock Ownership Plans (“ESOPs”) should be evaluated on a case-by-case basis. Portfolio shares should usually be voted for non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company’s state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Portfolio shares should be voted against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

XIV.	Voting of shares in securities of any U.S. banking organization shall be conducted in a manner consistent with conditions that may be specified by the Federal Reserve Board for a determination under federal banking law that no Fund or group of Funds has acquired control of such banking organization.

XV.	Avoidance of Potential Conflicts of Interest

Voting of shares shall be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company shall be voted solely in a manner consistent with the Proxy Voting Guidelines; and (ii) voting shall be done without regard to any other Fidelity Companies’ relationship, business or otherwise, with that portfolio company.

FMR applies the following policies and follows the procedures set forth below:

A.	FMR has placed responsibility for the Funds’ proxy voting in the FMR Legal Department.

B.	The FMR Legal Department votes proxies according to the Proxy Voting Guidelines that are approved by the Funds’ Board of Trustees.

C.	The FMR Legal Department consults with the appropriate analysts or portfolio managers regarding the voting decisions of non-routine proposals that are not addressed by the Proxy Voting Guidelines. Each of the President or General Counsel of FMR or the General Counsel of FMR Corp is authorized to take a final decision.

D.	When a Fidelity Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, as amended, or to the extent disclosed in the Fund’s registration statement, FMR will use pass through voting or echo voting procedures.

XVI.	Executive Compensation

FMR will consider withholding authority for the election of directors and voting against management proposals on stock-based compensation plans or other compensation plans based on whether the proposals are consistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an

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independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

XVII.	Portfolio shares should generally be voted against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

XVIII.	Auditors

A.	Portfolio shares should generally be voted against shareholder proposals calling for or recommending periodic rotation of a portfolio company’s auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company’s board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the selection of the company’s auditor.

B.	Portfolio shares should generally be voted against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company’s auditor. Portfolio shares should also generally be voted against shareholder proposals calling for or recommending removal of a company’s auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company’s board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

XIX.	Incorporation or Reincorporation in Another State or Country

Portfolio shares should generally be voted against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and voted in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

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SUMMARY OF

FRANKLIN ADVISERS, INC.

PROXY VOTING POLICIES & PROCEDURES

Franklin Advisers, Inc. (hereinafter “Adviser”) has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), an affiliate and wholly owned subsidiary of Franklin Resources, Inc.

All proxies received by the Proxy Group will be voted based upon Adviser’s instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Adviser subscribes to Glass Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Adviser’s ultimate decision. Adviser votes proxies solely in the interests of the client, Adviser-managed fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries (collectively “Advisory Clients”). As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients. In situations where Adviser perceives a material conflict of interest, Adviser may: disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS, Glass Lewis, or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Client for a decision, or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and Adviser will not support the position of the company’s management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate Legal Department and is overseen by legal counsel. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and will provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Adviser’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser’s research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

Adviser has adopted general proxy voting guidelines that are reviewed periodically by various members of Adviser’s organization, including portfolio management, legal counsel and Adviser’s officers, and are subject to change. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. The guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, changes to capital structure, mergers and corporate restructuring, social and corporate policy issues, and global corporate governance.

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. In addition, Adviser may abstain from voting under certain circumstances or vote against items such as “Other Business” when Adviser is not given adequate information from the company.

The Proxy Group is responsible for maintaining the documentation that supports Adviser’s voting position. The Proxy Group is also responsible for maintaining appropriate proxy voting supporting documentation and records. Such records may include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All files will be retained for at least five years, the first two of which will be on-site. Advisory Clients may view Adviser’s complete proxy voting policies and procedures on-line at www.franklintempleton.com, request copies of their proxy voting records and Adviser’s complete proxy voting policies and procedures by calling the Proxy Group collect at 1-954-847-2268 or send a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of Adviser are made available as required by law and is responsible for overseeing the filing of such policies and procedures with the SEC.

As of October 5, 2004

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HARRIS ASSOCIATES L.P.

PROXY VOTING POLICIES AND PROCEDURES

July 2003

Harris Associates L.P. (“Harris”) believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients’ investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

The proxy voting guidelines below summarize Harris’ position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Committee will determine how the proxies will be voted.

In determining the vote on any proposal, the Proxy Committee will consider the proposal’s expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

Harris considers the reputation, experience and competence of a company’s management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment. Accordingly, on most issues, our votes are cast in accordance with management’s recommendations. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When we believe management’s position on a particular issue is not in the best interests of our clients, we will vote contrary to management’s recommendation.

VOTING GUIDELINES

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

1.	Harris will normally vote in favor of the slate of directors recommended by the issuer’s board provided that a majority of the directors would be independent.

2.	Harris will normally vote in favor of proposals to require a majority of directors to be independent.

3.	Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

4.	Harris will normally vote in favor of proposals regarding director indemnification arrangements.

5.	Harris will normally vote against proposals advocating classified or staggered boards of directors.

6.	Harris will normally vote in favor of cumulative voting for directors.

Auditors

Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

1.	Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

2.	Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.

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3.	Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

Equity Based Compensation Plans

Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.

1.	Harris will normally vote against such plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

2.	Harris will normally vote in favor of plans where total potential dilution (including all equity-based plans) does not exceed 15% of shares outstanding.

3.	Harris will normally vote in favor of proposals to require expensing of options.

4.	Harris will normally vote against proposals to permit repricing of underwater options.

5.	Harris will normally vote against proposals to require that all option plans have a performance-based strike price or performance-based vesting.

6.	Harris will normally vote against shareholder proposals that seek to limit directors’ compensation to common stock.

7.	Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

Corporate Structure and Shareholder Rights

Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

1.	Harris will normally vote in favor of proposals to increase authorized shares.

2.	Harris will normally vote in favor of proposals to authorize the repurchase of shares.

3.	Harris will normally vote against proposals creating or expanding supermajority voting rights.

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4.	Harris will normally vote against the issuance of poison pill preferred shares.

5.	Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

6.	Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

Routine Corporate Matters

Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters.

Social Responsibility Issues

Harris believes that matters related to a company’s day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company’s board of directors. Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.

VOTING SHARES OF FOREIGN ISSUERS

Because foreign issuers are incorporated under the laws of countries outside the United States, protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate.

In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

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CONFLICTS OF INTEREST

The Proxy Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Committee. In addition, if any member of the Proxy Committee has a conflict of interest, he will recuse himself from any consideration of the matter, and an alternate member of the committee will act in his place.

Harris is committed to resolving any such conflicts in its clients’ collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. When there are proxy voting proposals that give rise to a conflict of interest and are not addressed by the Guidelines, Harris will vote in accordance with the guidance of Institutional Shareholder Services (“ISS”). If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, the Proxy Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Family of Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris’ General Counsel, Director of Compliance and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

VOTING PROCEDURES

The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

Proxy Voting Committee. The Proxy Voting Committee (the “Committee”) is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. The Committee consists of three investment professionals including one domestic portfolio manager, one domestic research analyst, and one international

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research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and confirmed by Harris’ Chief Executive Officer. The Committee also has two alternate members (one domestic analyst and one international analyst) either of whom may serve in the absence of a regular member of the Committee.

Proxy Administrator. The Proxy Administrator is an employee of Harris reporting to the Director of Compliance and is responsible for ensuring that all votes are cast and that all necessary records are maintained reflecting such voting.

Proxy Voting Services. Harris has engaged two independent proxy voting services to assist in the voting of proxies. These proxy voting services provide the firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations.

Voting Decisions. As described in the Proxy Voting Policy, the Firm has established proxy voting guidelines on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Committee. The Proxy Administrator is responsible for forwarding proxy proposals to the Firm’s research analyst who follows the company. If the analyst believes the proxy should be voted in accordance with the guidelines, he initials the proposal and returns it to the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the guidelines or if the guidelines do not address the issue presented, he submits the proposal and his recommended vote to the Proxy Committee which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote. That decision is reflected on a form initialed by the analyst and a majority of the Proxy Committee and returned to the Proxy Administrator.

In the case of securities that are not on the firm’s Approved Lists of domestic, international or small cap securities approved for purchase in managed accounts, the Proxy Administrator will vote all shares in accordance with the firm’s guidelines or, if the guidelines do not address the particular issue, in accordance with Institutional Shareholder Services’ guidance.

In the case of a conflict of interest (as described in the Proxy Voting Policy), the Proxy Administrator will vote in accordance with the procedures set forth in the Conflict of Interest provisions described in the Policy.

Voting Ballots. For shares held in The Oakmark Family of Funds, the Proxy Administrator sends a holdings file to the applicable proxy voting service reflecting the holdings in the Funds. The proxy voting service is responsible for reconciling this information with the information it receives from the Funds’ custodian and bringing any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with the proxy voting service and the Funds’ custodian to resolve any discrepancies to ensure that all shares entitled to vote will be voted. For shares held in all

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other client accounts, the Proxy Administrator downloads electronic files from the applicable proxy voting service that contain information regarding company meetings and proxy proposals and the accounts and shares of record held by Harris clients. The Proxy Administrator reconciles this information with the firm’s own records in order to ensure that all shares entitled to vote will be voted.

The Proxy Administrator casts votes electronically through the proxy voting services. Any votes that cannot be cast through either system are voted online by the Proxy Administrator using proxyvote.com and then input to the proxy voting service system for recordkeeping and reporting.

Recordkeeping and Reporting. Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client’s account. Beginning in August 2004, on an annual basis, Harris will make available the voting record for The Oakmark Funds for the previous one-year period ended June 30th.

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Jennison Associates LLC Proxy Voting Policy Summary

Jennison Associates LLC (“Jennison”) actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client. Secondary consideration may be given to the public and social value of each issue. For purposes of this policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any proxy vote that may represent a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy Voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.

In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as “share blocking”, where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the cost far outweighs the benefit of voting, as in share blocking.

It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.

SUMMARY OF LOOMIS SAYLES

PROXY VOTING POLICIES AND PROCEDURES

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles’ proxy voting procedures (“Procedures”) and provides vote recommendations and/or analysis to Loomis Sayles based on Loomis Sayles’ Procedures and the Proxy Voting Service’s own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles’ clients.

The specific responsibilities of the Proxy Committee, include, (1) developing, authorizing, implementing and updating the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS’ other investment adviser subsidiaries (collectively, “MFS”) have adopted proxy voting policies and procedures (“Proxy Voting Policies”) with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the “MFS Funds”).

A. VOTING GUIDELINES

General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion to vote these items in accordance with this guiding principle. These underlying guidelines are simply that – guidelines. Each proxy item is considered on a case-by-case basis, in light of all relevant facts and circumstances, and there may be instances in which MFS may vote proxies in a manner different from these guidelines.

As a general matter, MFS maintains a consistent voting position with respect to similar proxy proposals made by various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to the different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS’ clients.

From time to time, MFS receives comments on the proxy voting guidelines and regarding particular voting issues from its clients. Those comments are reviewed and considered periodically, and the guidelines are reviewed each year with MFS Equity Research Department management, the MFS Proxy Review Group and the MFS Proxy Consultant and are revised as appropriate.

The Proxy Voting Policies are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS’ clients. MFS shall be mindful of any and all potential material conflicts of interest that could arise in the voting of these proxies, shall identify, analyze, document and report on any such potential conflicts, and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting on all potential conflicts of interest.

B. ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Review Group

The administration of the Proxy Voting Policies is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS’ Proxy Consultant. The MFS Proxy Review Group:

a.	Reviews the Proxy Voting Policies at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override the proxy voting guidelines and (ii) votes not clearly governed by the guidelines; and

c.	Considers special proxy issues as they may arise from time to time.

The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

2.	Potential Conflicts of Interest

The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS’ clients. Any attempt to influence MFS’ voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these responsibilities.

In cases where proxies are voted in accordance with the Proxy Voting Policies and the proxy voting guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding the Proxy Voting Policies and the proxy voting guidelines, or (ii) matters presented for vote are not clearly governed by the Proxy Voting Policies and the proxy voting guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests.

The MFS Proxy Review Group is responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated as necessary, but no less frequently than quarterly.

3.	Gathering Proxies

Nearly all proxies received by MFS originate at Automatic Data Processing Corp. (“ADP”). ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s custodian or, less commonly, to the client itself. Each client’s custodian is responsible for forwarding all proxy solicitation materials to MFS (except in the case of certain institutional clients for which MFS does not vote proxies). This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS’ Fund and institutional client accounts. The Proxy

Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders’ meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group and most proxies can be voted electronically. In addition to receiving the hard copies of materials relating to meetings of shareholders of issuers whose securities are held by the Funds and/or clients, the ballots and proxy statements can be printed from the Proxy Administrator’s system and forwarded for review.

4.	Analyzing Proxies

After input into the Proxy Administrator system, proxies which are deemed to be completely routine (e.g., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)1 are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.2

Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies referred to above and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

As a general matter, portfolio managers and investment analysts are consulted and involved in developing MFS’ substantive proxy voting guidelines, but have little or no involvement in or knowledge of proxy proposals or voting positions taken by MFS. This is

[1]	Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor) for foreign issuers, including the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and (v) approval of share repurchase programs.

[2]	From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group will determine the vote in what MFS believes to be the best long-term economic interests of its clients.

designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize or remove the potential that proxy solicitors, issuers, and third parties might attempt to exert influence on the vote or might create a conflict of interest that is not in what MFS believes to be the best long-term economic interests of our clients. In limited, specific instances (e.g., mergers), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. The MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be examined, explained and reported in accordance with the procedures set forth in the Proxy Voting Policies.

5.	Voting Proxies

After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator’s system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

C. MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS’ Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator’s system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

When the Proxy Administrator’s system “tickler” shows that the date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client’s custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D. RECORDS RETENTION

MFS will retain copies of the Proxy Voting Policies in effect from time to time. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, the dates when proxies were received and returned, and the votes on each company’s proxy issues, are retained for six years.

E. REPORTS

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

Metropolitan Life Insurance Company Proxy Voting Policies

MetLife has adopted policies and procedures (the “Voting Policies”) that it uses on the Portfolio’s behalf to vote proxies related to securities owned by the Portfolio. The Voting Policies have been designed to ensure that proxies are voted in the best interests of MetLife’s clients, including the Portfolio, in accordance with Rule 206(4)-6 of the Investment Advisers Act of 1940 and other applicable law. The guiding principle by which MetLife votes on matters submitted to security holders is the maximization of economic value of its clients’ holdings.

MetLife has reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MetLife on behalf of its clients must be made in the best interest of its clients and with the intent to maximize the economic value of its holdings, MetLife has adopted detailed proxy voting guidelines (the “Guidelines”) that set forth how MetLife plans to vote on specific matters presented for shareholder vote. The Guidelines are the governing position on any matter specifically addressed by the Guidelines.

Certain aspects of the administration of the Voting Policies are governed by a Proxy Policy Committee of MetLife (the “Committee”), comprised of senior investment personnel, and legal and compliance personnel. Among the members of the Committee is the Managing Director of Third Party Asset Management (the “Managing Director”).

MetLife has retained Investor Responsibility Research Center (“IRRC”) to handle the administrative aspects of voting proxies for the accounts of its clients. IRRC monitors the accounts and their holdings to be sure that proxies are received and votes are cast.

Because the Guidelines have been pre-established by MetLife, application of the Guidelines to vote proxies should address possible material conflicts of interest. MetLife, however, reserves the right to override the Guidelines with respect to a particular shareholder vote when, taking into consideration all relevant facts and circumstances at the time of the vote, such an override is consistent with the guiding principle of maximizing economic value for the Portfolio. In addition, there may be situations involving matters presented for shareholder vote that are not governed by the Guidelines (any such vote being a “Special Vote”). In connection with any override or Special Vote, a determination is made by MetLife’s Ethics and Compliance Group whether there is any material conflict of interest between MetLife, on the one hand, and the Portfolios, on the other. Overrides and Special Votes are subject to specific procedures designed to ensure that voting decisions are not influenced by material conflicts of interest.

Whenever a material conflict of interest between the Portfolio’s shareholders and MetLife or anyone affiliated with MetLife is identified in connection with an override or a Special Vote, the Managing Director will call a special meeting of the Committee and present the matter to the Committee for consideration. As part of its deliberations, the Committee will review all information pertinent to the proposed vote, the issuer, the material conflict of interest, and any other information provided by IRRC and the Managing Director. After reviewing the relevant information, the Committee will arrive at a decision based on the guiding principle of seeking the maximization of the economic value of its clients’ holdings.

MetLife’s Voting Policies are subject to change at any time without notice.

Neuberger Berman Management, Inc.

Proxy summary

The Board has delegated to Neuberger Berman the responsibility to vote proxies related to the securities held in the Fund’s portfolios. Under this authority, Neuberger Berman is required by the Board to vote proxies related to portfolio securities in the best interests of the Fund and its stockholders. The Board permits Neuberger Berman to contract with a third party to obtain proxy voting and related services, including research of current issues.

Neuberger Berman has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority, including the Fund. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Institutional Shareholder Services Inc. (“ISS”) to vote proxies in accordance with Neuberger Berman’s voting guidelines.

Neuberger Berman’s guidelines adopt the voting recommendations of ISS. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman’s proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

OppenheimerFunds, Inc.

498 Seventh Avenue

New York, New York 10018

Oppenheimer Funds Portfolio Proxy Voting Policies and Procedures

August 1, 2003

These Portfolio Proxy Voting Policies and Procedures set forth the proxy voting guidelines and procedures adopted by the boards of the Oppenheimer funds to be followed by the Oppenheimer funds in voting proxies relating to securities held by (i) the Oppenheimer funds, and (ii) the funds for which OppenheimerFunds, Inc. (“OFI”) is the sub-advisor unless OFI has been directed to the contrary in writing by the fund’s adviser.

A.	Accounts for which OFI has Proxy Voting Responsibility

Under the investment advisory agreement between OFI and each Oppenheimer fund, OFI regularly provides investment advice and recommendations to the fund with respect to its investments, investment policies and the purchase and sale of securities. Voting proxies relating to securities held by the fund (“portfolio proxies”) is within OFI’s responsibility to supervise the fund’s investment program.

In addition, OFI is the sub-adviser for more than 20 funds across 12 outside fund families. Pursuant to the sub-advisory agreement between OFI and each such fund’s advisor, OFI is responsible for portfolio proxy voting unless the adviser has directed OFI to the contrary in writing.

B.	Objective

•	OFI has a fiduciary duty under its investment advisory and sub-advisory agreements to vote portfolio proxies in the best interests of the fund and its shareholders. OFI undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the funds.

When making proxy voting decisions on behalf of the Funds, OFI adheres to its Proxy Voting Guidelines. These Guidelines set forth OFI’s position on routine issues and parameters for assessing non-routine issues.

In the case of social and political responsibility issues, OFI believes they do not primarily involve financial considerations and OFI abstains from voting on those issues.

C.	Proxy Voting Agent

OFI has retained Institutional Shareholder Services (“ISS”) of Baltimore, Maryland as its proxy voting agent. ISS is a leading proxy research, voting and vote reporting service. OFI

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has directed the custodian bank for each fund advised or sub-advised by OFI to forward portfolio proxies to ISS.

ISS apprises OFI electronically via postings to a password-protected website of pending shareholder meetings. ISS votes each fund’s portfolio proxies per the Oppenheimer Funds Portfolio Proxy Voting Guidelines. As part of the electronic posting of upcoming shareholder meeting, ISS includes (i) the company’s recommended vote for each proposal, (ii) the ISS recommended vote for each proposal, and (iii) any associated ISS research. A designated OFI paralegal is responsible for monitoring the ISS electronic postings, and for conveying the voting instructions of OFI’s portfolio managers in those instances where the OFI policy is to vote a particular type of proposal on a case-by-case basis. Although OFI may consider the ISS research and analysis as part of its own review of a proxy proposal, OFI bears ultimate responsibility for how portfolio proxies are voted.

ISS maintains records of portfolio proxy voting. ISS provides quarterly reports to OFI’s Legal Department that include the information required by the SEC rules, including for each voting security owned by each fund:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security;

•	The CUSIP number for the portfolio security;

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the fund cast its vote on the matter;

•	How the fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

•	Whether the fund cast its vote for or against management.

The ISS reports also include the ISS recommended vote on each proposal.

D.	Proxy Voting Coordinator

The Proxy Voting Coordinator, who reports to a senior attorney within OFI’s Legal Department, is responsible for monitoring proxy voting by the proxy voting agent. The Proxy Voting Coordinator deals directly with the proxy voting agent and, as to questions referred by the proxy voting agent, will solicit recommendations and instructions from OFI’s investment professionals, as appropriate. The Proxy Voting Coordinator will review the investment professionals’ recommendation with the senior attorney in determining how to vote the portfolio proxy. The Proxy Voting Coordinator is responsible for ensuring that these questions are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting agent.

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E.	Conflicts of Interest

OFI’s primary consideration when voting proxies is the financial interests of the Funds and their shareholders. It is possible that a conflict of interest may arise between the interests of the Fund’s shareholders and OFI or its directly-controlled affiliates in voting a portfolio proxy. A potential conflict of interest situation may include where an OFI directly-controlled affiliate manages or administers the assets of a pension plan of the company soliciting the proxy, and failure to vote the proxy as recommended by the company’s management might harm the OFI affiliate’s business relationship with the company. In order to prevent potential conflicts of interest between OFI and its directly-controlled affiliates, OFI and its directly-controlled affiliates each maintain separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. When voting proxies on behalf of Fund shareholders, OFI votes in a manner consistent with the best interest of the Fund and its shareholders, and votes a company’s proxies without regard to any other business relationship between OFI (or its directly-controlled affiliates) and the company.

F.	Proxy Voting Guidelines

The Portfolio Proxy Voting Guidelines adopted by the boards of the Oppenheimer funds are attached. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. The Oppenheimer Funds Portfolio Proxy Voting Guidelines address the issues OFI has most frequently encountered in the past several years.

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Oppenheimer Funds Portfolio Proxy Voting Guidelines

August 1, 2003

Summary

With reference to the Proxy Voting Guidelines set forth below, highlights of the Oppenheimer funds’ current policies on routine and non-routine proxy proposals may be summarized as follows:

•	We vote with the recommendation of the company’s management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances indicate otherwise.

•	In general, we oppose anti-takeover proposals and support elimination of anti-takeover proposals, absent unusual circumstances.

•	We support shareholder proposals to reduce a super-majority vote requirement.

•	We oppose management proposals to add a super-majority vote requirement.

•	We oppose proposals to classify the board of directors. A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class’s reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year terms and the entire board stands for election each year. We believe classified boards inappropriately limit the ability of shareholders to effect change in a board’s composition.

•	We support proposals to eliminate cumulative voting. Cumulative voting permits a shareholder to amass (cumulate) all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate. We believe cumulative voting promotes special interest candidates who may not represent the interests of all shareholders.

•	We oppose re-pricing of stock options.

•	In general, we consider executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation plans we consider to be excessive.

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Oppenheimer Funds

Proxy Voting Guidelines

1.0	The Board of Directors

1.01	Voting on Director Nominees

Vote FOR each Director Nominee, except:

Vote against individual Director if he/she attended less than 75% of Board meetings; vote against employee-director who sits on audit, compensation or nominating committee; vote against entire board if company lacks either an audit, compensation or nominating committee; vote against entire Board if company has poor long-term performance (to be reviewed CASE-BY-CASE).

Examples of poor long-term performance include: negative 5-year annualized shareholder return, or under-performance against the company’s peer group and/or index for 5 consecutive years.

1.02	Elect Compensation Committee or Audit Committee

OPPOSE if Committee is not fully composed of Independent Directors.

An Independent Director is defined as a director that:

•	Has not been employed by the company or any affiliate in an executive capacity within the last five years.

•	Is not a member of a firm that is one of this company’s paid advisors or consultants.

•	Is not employed by a significant customer or supplier of the company.

•	Does not have a personal services contract with the company.

•	Is not employed by a tax-exempt organization that receives significant contributions from the company.

•	Is not a relative of the management of the company (“relative” defined as a parent, spouse of a parent, child, spouse of a child, spouse, brother or sister, and includes step and adoptive relationships.

•	Has not had any business relationship that would be required to be disclosed under Regulation S-K.

•	a director’s fees must be the sole compensation an audit committee member receives from the company.[1]

1.03	Establish a Nominating Committee

OPPOSE if less than all Directors on the Nominating Committee are Independent Directors.

1.04	Limit Composition of Committee(s) to Independent Directors

Review on a CASE-BY-CASE basis. Audit, Compensation and Nominating/Corporate Governance Committees shall be fully composed of Independent Directors; a majority of all other Committees shall be composed of Independent Directors.

1.05	Require that Directors’ Fees be Paid in Stock

Vote WITH MANAGEMENT.

1.06	Approve Increase in Board Size

Consider on a CASE-BY-CASE basis, with consideration given to maintaining or improving ratio of Independent/Non-Independent Directors.

1.07	Approve Decrease in Board Size

SUPPORT if maintaining or improving ratio of Independent/Non-Independent Directors.

1.08	Classify Board of Directors

Vote AGAINST proposal to classify the board of directors.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

In addition, if more than 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

Discussion. A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class’s reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year terms and the entire board stands for election each year. We believe classified boards inappropriately limit the ability of shareholders to effect change in a board’s composition.

1.09	Officers/Directors Liability and Indemnification

SUPPORT proposal if it conforms to state law.

1.	Per the proposed NYSE corporate governance standards for listed companies.

1.10	Director Age Restrictions

OPPOSE proposal to impose or lower director age restrictions. We believe management is in the best position to assess whether if a Director is functioning effectively.

1.11	Establish Term Limits for Directors

Vote WITH MANAGEMENT.

1.12	Mandatory Retirement Age for Directors

OPPOSE provided there are term limits for Directors.

1.13	Separate CEO & Chairman Positions

Vote WITH MANAGEMENT. We believe the working relationship between a company and its board is an ordinary business matter to be determined by management in recommending whether to separate the CEO and Chairman positions.

1.14	Require Annual Election of Directors

Vote FOR. Also support a shareholder proposal that the Independent Directors meet regularly without management.

1.15	Require that a Majority of Directors be Independent

Vote FOR proposal that a majority of Directors be Independent.

Consider proposals that more than a majority of Directors be Independent on a CASE-BY-CASE basis.

1.16	Establish Director Stock Ownership Requirements

Vote WITH MANAGEMENT

2.0	Auditors

2.01	Ratify Selection of Auditors

Vote FOR proposal to ratify selection of auditors, unless the auditor has failed to qualify as independent under the Sarbanes-Oxley Act of 2002. For example, in an effort to reduce conflicts of interest in services performed by audit firms, the Sarbanes-Oxley Act of 2002 prohibits auditors from engaging in nine categories of non-audit services.

2.02	Approve Discharge of Auditors

Examine on a CASE-BY-CASE basis.

2.03	Audit Firm Rotation

Vote AGAINST shareholder proposal asking for audit firm rotation.

Section 203 of the Sarbanes-Oxley Act adequately addresses rotation, in the context of partner rotation. Section 203 specifies that the lead and concurring partner must be subject to rotation requirements after five years. The rules specify that the lead and concurring partner must rotate after five years and be subject to a five-year “time out” period after rotation. Additionally, certain other significant audit partners are subject to a seven-year rotation requirement with a two-year time out period.

OFI believes that requiring audit firm rotation, given the few choices remaining among top tier accounting firms, is unduly burdensome.

3.0	Proxy Contest Defenses

3.01	Eliminate Cumulative Voting

Vote FOR proposal to eliminate cumulative voting.

Cumulative voting permits a shareholder to amass (cumulate) all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate. We believe cumulative voting promotes special interest candidates who may not represent the interests of all shareholders.

3.02	Provide for Confidential Voting

OPPOSE.

If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0	Tender Offer Defenses

4.01	Management Proposal to adopt shareholders rights plan (“poison pill”)

These plans are generally adopted to discourage “hostile” advances on a company. In one common type of plan, shareholders are issued rights to purchase shares at a bargain price if a raider acquires a certain percentage of the company’s outstanding shares.

OFI will generally OPPOSE adopting “poison pill” plans unless the following factors are present: (1) sunset provision of three years; qualifying clause that permits shareholders to redeem the pill in the face of a bona fide tender offer; and record of giving shareholders an opportunity to consider prior tender offers; and

(2) absence of other takeover defenses or provisions for independent director review of poison pill, with option to renew poison pill.

4.02	Submit Poison Pill to Shareholder Vote

Vote FOR.

4.03	Allow Board to use all outstanding capital authorizations in the event of public tender or share exchange offer

OPPOSE.

4.04	Super-Majority Vote Requirements

Vote FOR shareholder proposal to reduce super-majority vote requirement.

Vote AGAINST management proposal to require supermajority vote.

4.05	Anti-Greenmail Amendments

Greenmail proposals, submitted by both management and shareholders, are aimed at preventing a company from buying a large block of its own stock at an above-market price in order to prevent a takeover or proxy fight. OFI believes greenmail provides no economic benefit to anyone but the greenmailer.

Vote FOR proposals to adopt anti-greenmail amendments of the company’s bylaws or articles of incorporation or that otherwise restrict a company’s ability to make greenmail payments.

5.0	Corporate Governance

5.01	Establish Shareholder Advisory Committee

Vote WITH MANAGEMENT

5.02	Shareholders’ Right to Call a Special Meeting

Vote FOR shareholder proposal to enable shareholders to call special meeting consistent with state statutes.

6.0	Capital Structure

6.01	Increase Authorized Common Stock

SUPPORT up to 100% of current authorization, in absence of specific need for additional authorization.

6.02	Issue Tracking Stock

In these situations, a company creates a new class of stock that is tied to a specific segment of the company. The general assumption is that the company as a whole is undervalued. The rationale for the tracking stock is that it enables investors to more effectively analyze the designated segment of the company, leading to a higher overall value for the company.

OPPOSE if creation of tracking stock is bundled with adverse corporate governance changes.

6.03	Submit Preferred Stock Issuance to Vote

SUPPORT shareholder proposal to submit preferred stock issuance to shareholder vote.

6.04	Issue “Blank Check” Preferred Stock

OPPOSE issuance of “blank check” preferred stock, which could be used for the “poison pill” defense.

6.05	Increase Authorization of “Blank Check” Preferred Stock

OPPOSE unless: (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

6.06	Pledge of Assets for Debt (Generally, Foreign Issuers)

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300 percent.

OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100 percent. Any increase beyond 100 percent will require further assessment, with a comparison of the company to its industry peers or country of origin.

7.0	Compensation

We review compensation proposals on a CASE-BY-CASE basis.

In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect (see section 7.04, below). While we generally support management proposals, we oppose compensation proposals we believe are excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

7.01	Employee Stock Purchase Plan

Vote FOR unless the offering period exceeds 12 months.

7.02	Cash Bonus Plan

Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

7.03	Non-Employee Director Stock Plans

Vote IN FAVOR if the number of shares reserved is less than 3% of outstanding shares, and the exercise price is 100% of fair market value.

7.04	Executive Stock Based Plans

OFI generally votes FOR management proposals, unless we believe the proposal is excessive.

In casting its vote, OFI reviews the ISS recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.2

7.05	Bonus for Retiring Director

Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.

7.06	Proposal to Re-price Stock Options

OPPOSE.

7.07	Submit Severance Agreement to Shareholder Vote

Vote AGAINST shareholder proposal to submit severance agreements to shareholder vote.

7.08	Shareholder Proposal to Limit Executive Compensation

Vote WITH MANAGEMENT

7.09	Shareholder Proposal to Submit Executive Compensation to Shareholder Vote

Vote WITH MANAGEMENT

1.	As part of its binomial formula, ISS considers long-term corporate performance (both absolute and relative to the industry), cash compensation, categorization of the company as emerging, growth or mature, and administrative features (such as whether the administering committee is permitted to re-price out-of-money options without shareholder approval). If ISS determines that the “transfer of shareholder wealth” (the dollar cost to shareholders of the executive compensation plan) would be excessive under its model, ISS will recommend a vote against the executive stock-based compensation plan.

7.10	Treatment of Stock Option Awards: Require Expensing of Stock Options Awards

Until there is certainty on the required accounting treatment for expensing of stock options, consider shareholder proposals requiring that stock options be expensed on a CASE-BY-CASE basis. Factors we consider typically include the time period over which the options were granted, the methodology for valuing the options, and the impact on the company’s balance sheet.

8.0	State of Incorporation

8.01	Proposal to Change the Company’s State of Incorporation

Examine on a CASE-BY-CASE basis taking into account impact of state takeover statutes.

9.0	Mergers and Restructuring

9.01	Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis. Factors considered typically include: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

9.02	Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a CASE-BY-CASE basis.

9.03	Spin-offs

Votes on spin-offs should be considered on a CASE-BY-CASE basis. Factors considered typically include: tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

9.04	Asset Sales

Votes on asset sales should be made on a CASE-BY-CASE basis. Factors considered typically include: the impact on the balance sheet/working capital, value received for the asset, and potential elimination of non-economies of scale.

9.05	Liquidations

Votes on liquidations should be made on a CASE-BY-CASE basis. Factors considered typically include: management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

9.06	Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

9.07	Changing Corporate Name

Vote WITH MANAGEMENT. We believe this to be an ordinary business matter to be determined by management.

9.08	Severance Agreements that are Operative in Event of Change of Control

Review CASE-BY-CASE, with consideration given to ISS “transfer-of-wealth” analysis (see footnote to section 7.04, above).

T. ROWE PRICE ASSOCIATES, INC

T. ROWE PRICE INTERNATIONAL, INC

T. ROWE PRICE STABLE ASSET MANAGEMENT, INC

T. ROWE PRICE GLOBAL INVESTMENT SERVICES, LTD

T. ROWE PRICE GLOBAL ASSET MANAGEMENT, LTD

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., T. Rowe Price Stable Asset Management, Inc., T. Rowe Price Global Investment Services Limited, and T. Rowe Price Global Asset Management Limited (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company’s management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Investment Support Group. The Investment Support Group (“Investment Support Group”) is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Investment Support Group will assign a Proxy Administrator (“Proxy Administrator”) who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price’s proxy voting guidelines, and many of our guidelines are consistent with ISS positions, T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Meeting Notification

T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyMaster.com, an ISS web-based application. ISS is also responsible for

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maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.

Vote Determination

ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

Election of Directors - T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence. We also withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We vote against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals.

•	Anti-takeover and Corporate Governance Issues - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights. Also, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals.

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•	Executive Compensation Issues - T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock.

•	Social and Corporate Responsibility Issues - Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company’s management on the following social issues unless the issue has substantial economic implications for the company’s business and operations which have not been adequately addressed by management:

•	Corporate environmental practices;

•	Board diversity;

•	Employment practices and employment opportunity;

•	Military, nuclear power and related energy issues;

•	Tobacco, alcohol, infant formula and safety in advertising practices;

•	Economic conversion and diversification;

•	International labor practices and operating policies;

•	Genetically-modified foods;

•	Animal rights; and

•	Political contributions/activities and charitable contributions.

Global Portfolio Companies - ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS’ general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Votes Against Company Management - Where ISS recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. If a research analyst or portfolio manager believes that management’s view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management.

Index and Passively Managed Accounts - Proxy voting for index and other passively-managed portfolios is administered by the Investment Support Group using ISS voting recommendations when their recommendations are consistent with T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

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Divided Votes - In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Investment Support Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client’s investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking - Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. T. Rowe Price’s policy is generally to vote all shares in shareblocking countries unless, in its experience, trade settlement would be unduly restricted.

Securities on Loan - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Vote Execution and Monitoring of Voting Process

Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS’s ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders’ meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

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Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company’s domicile.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting.

Application of the T. Rowe Price guidelines to vote clients proxies should in most instances adequately address any possible conflicts of interest since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Administrator and the Proxy Committee review all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. Issues raising possible conflicts of interest are referred by the Proxy Administrator to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of -funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC’s EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

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PART C.    OTHER INFORMATION

Item  23.    Exhibits

Exhibit Number	Description

(a)(a).	—Articles of Incorporation of Registrant, as amended May 23, 1983, are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

(a)(b).	—Articles Supplementary of Registrant, dated October 22, 1984, are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

(a)(c).	—Articles Supplementary of Registrant, dated October 25, 1984, are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

(a)(d).	—Articles Supplementary of Registrant, dated May 16, 1986, are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

(a)(e).	—Articles Supplementary of Registrant, dated October 6, 1987, are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

(a)(f).	—Articles Supplementary of Registrant, dated January 25,1990, are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

(a)(g).	—Articles Supplementary of Registrant, dated August 3, 1990, are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

(a)(h).	—Articles Supplementary of Registrant, dated December 17, 1996, are incorporated herein by reference to Post-Effective Amendment No. 18 to this Registration Statement filed on December 18, 1996.

(a)(i).	—Articles Supplementary of Registrant, dated September 9, 1998, are incorporated herein by reference to Post-Effective Amendment No. 23 to this Registration Statement filed on January 11, 1999.

(a)(j).	—Articles Supplementary of Registrant, dated February 7, 2000, are incorporated herein by reference to Post-Effective Amendment No. 26 to this Registration Statement filed on April 6, 2000.

(a)(k).	—Articles Supplementary of Registrant, dated November 2, 2000, are incorporated herein by reference to Post-Effective Amendment No. 28 to this Registration Statement filed on November 30, 2000.

(a)(l).	—Articles Supplementary of Registrant, dated February 26, 2001, are incorporated herein by reference to Post-Effective Amendment No. 30 to this Registration Statement filed on April 4, 2001.

(a)(m).	—Articles Supplementary of Registrant, dated April 26, 2002, is incorporated herein by reference to Post-Effective Amendment No. 35 to this Registration Statement filed on April 30, 2003.

(a)(n).	—Articles Supplementary of Registrant, dated April 18, 2003, is incorporated herein by reference to Post-Effective Amendment No. 35 to this Registration Statement filed on April 30, 2003.

(a)(o).	—Articles Supplementary dated April 22, 2004 is incorporated herein by reference to Post-Effective Amendment No. 38 to this Registration Statement filed on April 29, 2004.

(a)(p).	—Articles of Amendment, dated October 6, 1998, are incorporated herein by reference to Post-Effective Amendment No. 22 to this Registration Statement filed on October 6, 1998.

Exhibit Number	Description

(a)(q).	—Articles of Amendment, dated January 11, 2000, are incorporated herein by reference to Post-Effective Amendment No. 25 to this Registration Statement filed on January 19, 2000.

(a)(r).	—Articles of Amendment, dated March 5, 2001, are incorporated herein by reference to Post-Effective Amendment No. 30 to this Registration Statement filed on April 4, 2001.

(a)(s).	—Articles of Amendment, dated April 26, 2002, are incorporated herein by reference to Post-Effective Amendment No. 35 to this Registration Statement filed on April 30, 2003.

(a)(t).	—Articles of Amendment, dated April 18, 2003, are incorporated herein by reference to Post-Effective Amendment No. 35 to this Registration Statement filed on April 30, 2003.

(a)(u).	—Articles of Amendment dated December 11, 2003 are incorporated herein by reference to Post-Effective Amendment No. 38 to this Registration Statement filed on April 29, 2004.

(a)(v).	—Articles of Amendment dated April 22, 2004 are incorporated herein by reference to Post-Effective Amendment No. 38 to this Registration Statement filed on April 29, 2004.

(b)(a).	—By-Laws of Registrant, as amended January 27, 1988, are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

(b)(b).	—Amendment to By-Laws, dated April 24, 1997, are incorporated herein by reference to Post-Effective Amendment No. 20 to this Registration Statement filed on April 2, 1998.

(b)(c).	—Amended and Restated By-Laws dated May 8, 2003 are incorporated herein by reference to Post-Effective Amendment No. 36 to this Registration Statement filed on February 4, 2004.

(c).	—None.

(d)(a)(1).	—Advisory Agreement relating to BlackRock Aggressive Growth Portfolio is incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement filed on February 7, 2005.

(d)(a)(2).	—Advisory Agreement relating to BlackRock Diversified Portfolio is incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement filed on February 7, 2005.

(d)(a)(3).	—Advisory Agreement relating to BlackRock Investment Trust Portfolio is incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement filed on February 7, 2005.

(d)(a)(4).	—Advisory Agreement relating to BlackRock Strategic Value Portfolio is incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement filed on February 7, 2005.

(d)(a)(5).	—Advisory Agreement relating to FI International Stock Portfolio is incorporated herein by reference to Post-Effective Amendment No. 36 to this Registration Statement filed on February 4, 2004.

(d)(a)(6).

—Investment Management Agreement relating to Harris Oakmark Large Cap Value Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(7).

—Investment Management Agreement relating to FI Mid-Cap Opportunities Portfolio (formerly, Janus Mid Cap Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

Exhibit Number	Description

(d)(a)(8).

—Investment Management Agreement relating to Neuberger Berman Partners Mid Cap Value Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(9).

—Investment Management Agreement relating to Oppenheimer Global Equity Portfolio (formerly, Scudder Global Equity Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(10).

—Investment Management Agreement relating to T. Rowe Price Large Cap Growth Portfolio is incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement filed on February 7, 2005.

(d)(a)(11).

—Investment Management Agreement relating to T. Rowe Price Small Cap Growth Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(12).

—Investment Management Agreement relating to Lehman Brothers Aggregate Bond Index Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(13).

—Investment Management Agreement relating to MetLife Stock Index Portfolio is incorporated herein by reference to Post-Effective Amendment No. 36 to this Registration Statement filed on February 4, 2004.

(d)(a)(14).

—Investment Management Agreement relating to MetLife Mid Cap Stock Index Portfolio is incorporated herein by reference to Post-Effective Amendment No. 36 to this Registration Statement filed on February 4, 2004.

(d)(a)(15).

—Investment Management Agreement relating to Morgan Stanley EAFE Index Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(16).

—Investment Management Agreement relating to Russell 2000 Index Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(17).

—Investment Management Agreement relating to Franklin Templeton Small Cap Growth Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(18).	—Advisory Agreement relating to BlackRock Large Cap Value Portfolio is incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement filed on February 7, 2005.

(d)(b)(1).	—Subadvisory Agreement relating to BlackRock Aggressive Growth Portfolio is incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement filed on February 7, 2005.

(d)(b)(2).	—Subadvisory Agreement relating to BlackRock Diversified Portfolio is incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement filed on February 7, 2005.

(d)(b)(3).	—Subadvisory Agreement relating to BlackRock Investment Trust Portfolio is incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement filed on February 7, 2005.

(d)(b)(4).	—Subadvisory Agreement relating to BlackRock Strategic Value Portfolio is incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement filed on February 7, 2005.

(d)(b)(5).	—Subadvisory Agreement relating to FI International Stock Portfolio is incorporated herein by reference to Post-Effective Amendment No. 36 to this Registration Statement filed on February 4, 2004.

Exhibit Number	Description

(d)(b)(6).

—Sub-Investment Management Agreement relating to Harris Oakmark Large Cap Value Portfolio, is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(b)(7).

—Sub-Investment Management Agreement relating to Neuberger Berman Partners Mid Cap Value Portfolio is incorporated herein by reference to Post-Effective Amendment No. 36 to this Registration Statement filed on February 4, 2004.

(d)(b)(8).

—Sub-Investment Management Agreement relating to Oppenheimer Global Equity Portfolio is incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement filed on February 7, 2005.

(d)(b)(9).

—Sub-Investment Management Agreement relating to T. Rowe Price Large Cap Growth Portfolio is incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement filed on February 7, 2005.

(d)(b)(10).

—Sub-Investment Management Agreement relating to T. Rowe Price Small Cap Growth Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(b)(11).

—Sub-Investment Management Agreement relating to Lehman Brothers Aggregate Bond Index Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(b)(12).

—Sub-Investment Management Agreement relating to MetLife Stock Index Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(b)(13).

—Sub-Investment Management Agreement relating to MetLife Mid Cap Stock Index Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(b)(14).

—Sub-Investment Management Agreement relating to Morgan Stanley EAFE Index Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(b)(15).

—Sub-Investment Management Agreement relating to Russell 2000 Index Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(b)(16).

—Sub-Investment Management Agreement relating to Franklin Templeton Small Cap Growth Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(b)(17).	—Subadvisory Agreement relating to BlackRock Large Cap Value Portfolio is incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement filed on February 7, 2005.

(d)(c)(1).

—Advisory Agreement relating to BlackRock Money Market Portfolio (formerly, State Street Research Money Market Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(d)(c)(2).

—Advisory Agreement relating to Salomon Brothers Strategic Bond Opportunities Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(d)(c)(3).

—Advisory Agreement relating to Salomon Brothers U.S. Government Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

Exhibit Number	Description

(d)(c)(4).

—Advisory Agreement relating to BlackRock Bond Income Portfolio (formerly, State Street Research Bond Income Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(d)(c)(5).	—Advisory Agreement relating to MFS Total Return Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(d)(c)(6).	—Advisory Agreement relating to Capital Guardian U.S. Equity Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(d)(c)(7).	—Advisory Agreement relating to Davis Venture Value Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(d)(c)(8).

—Advisory Agreement relating to FI Value Leaders Portfolio (formerly, FI Structured Equity Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(d)(c)(9).	—Advisory Agreement relating to Harris Oakmark Focused Value Portfolio is incorporated herein by reference to Post-Effective Amendment No. 36 to this Registration Statement filed on February 4, 2004.

(d)(c)(10).	—Advisory Agreement relating to Jennison Growth Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(d)(c)(11).	—Advisory Agreement relating to Loomis Sayles Small Cap Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(d)(c)(12).	—Advisory Agreement relating to MFS Investors Trust Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(d)(c)(13).	—Advisory Agreement relating to Zenith Equity Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(d)(c)(14).

—Advisory Agreement relating to BlackRock Legacy Large Cap Growth Portfolio (formerly, State Street Research Large Cap Growth Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 36 to this Registration Statement filed on February 4, 2004.

(d)(d)(1).	—Subadvisory Agreement relating to BlackRock Money Market Portfolio is incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement filed on February 7, 2005.

(d)(d)(2).

—Subadvisory Agreement relating to Salomon Brothers Strategic Bond Opportunities Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(d)(d)(3).

—Subadvisory Agreement relating to Salomon Brothers U.S. Government Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(d)(d)(4).	—Subadvisory Agreement relating to BlackRock Bond Income Portfolio is incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement filed on February 7, 2005.

(d)(d)(5).	—Subadvisory Agreement relating to MFS Total Return Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

Exhibit Number	Description

(d)(d)(6).	—Subadvisory Agreement relating to Capital Guardian U.S. Equity Portfolio is incorporated herein by reference to Post-Effective Amendment No. 35 to this Registration Statement filed on April 30, 2003.

(d)(d)(7).	—Subadvisory Agreement relating to Davis Venture Value Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(d)(d)(8).	—Subadvisory Agreement relating to FI Mid Cap Opportunities Portfolio is incorporated herein by reference to Post-Effective Amendment No. 36 to this Registration Statement filed on February 4, 2004.

(d)(d)(9).

—Subadvisory Agreement relating to FI Value Leaders Portfolio (formerly, FI Structured Equity Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(d)(d)(10).

—Subadvisory Agreement relating to Harris Oakmark Focused Value Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(d)(d)(11).	—Subadvisory Agreement relating to Jennison Growth Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(d)(d)(12).	—Subadvisory Agreement relating to Loomis Sayles Small Cap Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(d)(d)(13).	—Subadvisory Agreement relating to MFS Investors Trust Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(d)(d)(14).	—Subadvisory Agreement relating to BlackRock Legacy Large Cap Growth Portfolio is incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement filed on February 7, 2005.

(d)(e).

—Sub-subadvisory Agreement relating to FI Mid Cap Opportunities Portfolio and FI Value leaders Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(d)(f).	—Sub-subadvisory Agreement relating to FI International Stock Portfolio is incorporated herein by reference to Post-Effective Amendment No. 36 to this Registration Statement filed on February 4, 2004.

Exhibit Number	Description

(e)(a).	—Distribution Agreement, dated May 1, 2003, is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(e)(b).	—Amended and Restated Distribution Agreement, dated May 1, 2003, is incorporated herein by reference to Post-Effective Amendment No. 35 to this Registration Statement filed on April 30, 2003.

(f).	—None

(g)(a).	—Custodian Agreement with State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

(g)(b).	—Revised schedule of remuneration is incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

(g)(c).	—Amendments to Custodian Agreement are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

(g)(d).	—Amendment to Custodian Agreement is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(g)(e).

—Agreement dated October 23, 2002 revising list of portfolios subject to Custodian Agreement is incorporated herein by reference to Post-Effective Amendment No. 35 to this Registration Statement filed on April 30, 2003.

(g)(f).

—Agreement dated May 30, 2003 revising list of portfolios subject to Custodian Agreement is incorporated herein by reference to Post-Effective Amendment No. 38 to this Registration Statement filed on April 29, 2004.

(h)(a).	—Transfer Agency Agreement is incorporated herein by reference to Post-Effective Amendment No. 38 to this Registration Statement filed on April 29, 2004.

(h)(b).

—Agreement relating to the use of the “Metropolitan” name and service marks is incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

(h)(c).

—Licensing Agreements relating to Morgan Stanley EAFE Index, Russell 2000 Index and Lehman Brothers Aggregate Bond Index Portfolio is incorporated herein by reference to Post-Effective Amendment No. 24 to this Registration Statement filed on April 1, 1999.

(h)(d).

—Licensing Agreement relating to MetLife Stock Index and MetLife Mid Cap Stock Index Portfolios (fee schedule omitted) is incorporated herein by reference to Post-Effective Amendment No. 26 to this Registration Statement filed on April 6, 2000.

(h)(e).	—Form of Participation Agreement is incorporated herein by reference to Post-Effective Amendment No. 26 to this Registration Statement filed on April 6, 2000.

(h)(f).	—Expense Agreement is incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement filed on February 7, 2005.

(h)(g).

—Powers of Attorney for all signatories except John Ludes, Nancy Hawthorne and Hugh McHaffie are incorporated herein by reference to Post-Effective Amendment No. 32 to this Registration Statement filed on April 12, 2002. Powers of Attorney for Mr. Ludes and Ms. Hawthorne are incorporated herein by reference to Post-Effective Amendment No. 36 to this Registration Statement filed on February 4, 2004. Power of Attorney for Mr. McHaffie is incorporated herein by reference to Post-Effective Amendment No. 38 to this Registration Statement filed on April 29, 2004.

(i).	—Opinion and Consent of Counsel is incorporated herein by reference to Post-Effective Amendment No. 35 to this Registration Statement filed on April 30, 2003.

(j).	—Consent of Independent Public Accountants**

(k).	—None

(l).	—None
(m)(a).	—Class B and Class E Distribution Plan dated February 6, 2001 is incorporated herein by reference to Post-Effective Amendment No. 30 to this Registration Statement filed on April 4, 2001.
(m)(b).	—Class B and Class E Distribution and Services Plan dated May 1, 2003 is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

Exhibit Number	Description
(n).	—Rule 18f-3 Plan is incorporated herein by reference to Post-Effective Amendment No. 30 to this Registration Statement filed on April 4, 2001.
(o).	—None
(p)(a).	—Metropolitan Series Fund, Inc. Code of Ethics is incorporated herein by reference to Post-Effective Amendment No. 36 to this Registration Statement filed on February 4, 2004.
(p)(b).	—MetLife Advisers, LLC Code of Ethics is incorporated herein by reference to Post-Effective Amendment No. 36 to this Registration Statement filed on February 4, 2004.
(p)(c).	—Davis Selected Advisers, L.P. Code of Ethics is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.
(p)(d).	—Fidelity Investments Code of Ethics is incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement filed on February 7, 2005.
(p)(e).	—Harris Associates L.P. Code of Ethics is incorporated herein by reference to Post-Effective Amendment No. 35 to this Registration Statement filed on April 30, 2003.
(p)(f).	—Jennison Associates LLC Code of Ethics is incorporated herein by reference to Post-Effective Amendment No. 38 filed on April 29, 2004.
(p)(g).	—Loomis Sayles & Co., L.P. Code of Ethics is incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement filed on February 7, 2005.
(p)(h).	—Massachusetts Financial Services Company Code of Ethics is incorporated herein by reference to Post-Effective Amendment No. 36 to this Registration Statement filed on February 4, 2004.
(p)(i).

—Citigroup Asset Management (Salomon Brothers Asset Management Inc) Code of Ethics is incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement filed on February 7, 2005.

(p)(j).	—BlackRock Code of Ethics is incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement filed on February 7, 2005.

(p)(k).	—Capital Group Companies Code of Ethics is incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement filed on February 7, 2005.

(p)(l).	—Oppenheimer Code of Ethics**

(p)(m).	—Franklin Templeton Investments Code of Ethics is incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement filed on February 7, 2005.

(p)(n).	—Neuberger Berman Code of Ethics is incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement filed on February 7, 2005.

(p)(o).	—T. Rowe Price Group Code of Ethics is incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement filed on February 7, 2005.

**	To be filed by amendment.

Item 24.    Persons Controlled by or Under Common Control with the Fund

None.

Item  25.    Indemnification.

The Registrant is required by Article V of its By-Laws to indemnify or advance expenses to directors and officers (or former directors and officers) to the extent permitted or required by the Maryland General Corporation Law (“MGCL”) and, in the case of officers (or former officers), only to the extent specifically authorized by resolution of the Board of Directors. Section 2-418 of the MGCL permits indemnification of a director against judgments, penalties, fines, settlements and reasonable expenses actually incurred by the director in connection with any proceeding to which he has been made a party by reason of service as a director, unless it is established that (i) the director’s act or omission was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; or (ii) the director actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. However, indemnification may not be made in any proceeding by or in the right of the corporation in which the director has been adjudged to be liable to the corporation. In addition, a director may not be indemnified in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director’s official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received. Section 2-418 of the MGCL also requires a corporation, unless limited by its charter, to indemnify a director who has been successful in the defense of a proceeding against reasonable expenses incurred. Reasonable expenses incurred by a director may be paid or reimbursed by a corporation in advance the final disposition of a proceeding upon the receipt of certain written affirmations and undertakings required by Section 2-418. Unless limited by its directors, a Maryland corporation may indemnify and advance expenses to an officer to the same extent it may indemnify a director, and is required to indemnify an officer to the extent required for a director.

Notwithstanding the foregoing, Article V of the Registrant’s By-Laws provides that nothing contained therein shall be construed to protect any director or officer against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item  26.    Business and other Connections of Investment Manager.

(a)  MetLife Advisers, LLC, is the adviser of the Registrant. The list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and directors of MetLife Advisers, LLC during the past two years is incorporated by reference to Form ADV filed by MetLife Advisers, LLC pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-47459).

(b)  Subadvisers of the Metropolitan Series Fund, Inc.

1.  The list of each director and certain officers of BlackRock Advisors, Inc. indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by BlackRock Advisors, Inc. pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-47710).

2.  The list of each director and certain officers of OppenheimerFunds, Inc. indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by OppenheimerFunds, Inc. pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-8253).

3.  The list of each director and certain officers of T. Rowe Price Associates, Inc. indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by T. Rowe Price Associates, Inc. pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-856).

4.  The list of each director and certain officers of Metropolitan Life Insurance Company indicating any other business, profession, vocation or employment of a substantial nature in which such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Metropolitan Life Insurance Company pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-13613).

5.  The list of each director and certain officers of Harris Associates L.P. indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past five fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Harris Associates L.P. pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-50333).

6.  The list of each director and certain officers of Neuberger Berman Management Inc. indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Neuberger Berman Management Inc. pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-8259).

7.  The list of each director and certain officers of Franklin Advisers, Inc. indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Franklin Advisers, Inc. pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-26292).

8.  The list of each director and certain officers of Capital Guardian Trust Company indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Capital Guardian Trust Company pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-60145).

9.  The list of each director and certain officers of Davis Selected Advisers, L.P. indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Davis Selected Advisers, L.P. pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-31648).

10.  The list of each director and certain officers of Jennison Associates LLC indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Jennison Associates LLC pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801- 5608).

11.  The list of each director and certain officers of Loomis Sayles & Company, L.P. indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Loomis Sayles & Company, L.P pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-170).

12.  The list of each director and certain officers of Massachusetts Financial Services Company indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Massachusetts Financial Services Company pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-17352).

13.  The list of each director and certain officers of Salomon Brothers Asset Management Inc indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Salomon Brothers Asset Management Inc pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-32046).

14.  The list of each director and certain officers of Fidelity Management & Research Company indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Fidelity Management & Research Company pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-7884).

Item 27.	Principal Underwriters

(a) Metropolitan Life Insurance Company, the Fund’s principal underwriter, acts in the following capacities with respect to the following investment companies:

Metropolitan Tower Life Separate Account One (principal underwriter)

Metropolitan Tower Life Separate Account Two (principal underwriter)

Metropolitan Life Separate Account UL (principal underwriter)

The New England Variable Annuity (depositor)

New England Variable Annuity Fund I (depositor)

(b) Directors and certain officers of Metropolitan Life Insurance Company are as follows. The address for each person is Metropolitan Life Insurance Company, One MetLife Plaza, 27-01 Queens Plaza North, Long Island City, New York 11101, unless otherwise indicated.

(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
Robert H. Benmosche	CEO & Chairman of the Board	None

Curtis H. Barnette Bethlehem Steel Corporation 1170 Eighth Avenue, Martin Tower 101, Bethlehem, PA 18016-7699	Director	None

John C. Danforth Bryan Cave LLP One Metropolitan Square 211 North Broadway Suite 3600 St. Louis, MO 63102	Director	None

Burton A. Dole, Jr. Nellcor Puritan Bennett, Inc. P.O. Box 208 Pauma Valley, CA 92061	Director	None

Cheryl W. Grise Northeast Utilities P.O. Box 270 Hartford, CT 06141	Director	None

James R. Houghton Corning Incorporated One Riverfront Plaza MP HQE2-6 Corning, NY 14831	Director	None

Harry Kamen Metropolitan Life Insurance Company 200 Park Avenue Suite 5700 New York, NY 10166	Director	None

Helene Kaplan Skadden, Arps, Slate, Meagher and Flom, LLP Four Times Square New York, NY 10036	Director	None

(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant

John M. Keane U.S. Army 2200 Wilson Blvd. Suite 102-54 Arlington, VA 22201	Director	None

Charles Leighton CML Group, Inc. 330 Gray Craig Road Bolton, MA 01740	Director	None

Sylvia M. Mathews Gates Foundation 1551 Eastlake Ave. East Seattle, WA 98102	Director	None

Hugh B. Price Piper Rudnick LLP 1251 Avenue of the Americas New York, NY 10020	Director	None

Kenton J. Sicchitano Pricewaterhouse Coopers 101 Jericho Road Weston, MA 02493	Director	None

William C. Steere, Jr. Pfizer, Inc. 235 East 42nd Street New York, NY 10016	Director	None

C. Robert Henrikson	President & Chief Operating Officer	None

William J. Topetta	President, International	None

Catherine A. Rein	Senior Executive Vice President	None

Lisa M. Weber	Senior Executive Vice President & Chief Administrative Officer	None

Judy E. Weiss	Executive Vice President & Chief Actuary	None

William J. Wheeler	Executive Vice President & CFO	None

James L. Lipscomb	Executive Vice President & General Counsel	None

Leland C. Launer, Jr.	Executive Vice President & CIO	None

Joseph J. Prochaska	Senior Vice President & Chief Accounting Officer	None

(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant

John E. Welch	Senior Vice President & General Auditor	None

Anthony J. Williamson	Senior Vice-President & Treasurer	None

Gwen L. Carr	Vice President & Secretary	None

Hugh C. McHaffie Metropolitan Life Insurance Company 501 Boylston Street Boston, MA 02116	Senior Vice President	Director, Chairman of the Board, President & CEO

Daphne Thomas Jones	Assistant Vice President	Vice President

Thomas E. Lenihan Metropolitan Life Insurance Company 10 Park Avenue Morristown, NJ 07962	Managing Director, Investments Dept.	Senior Vice President

Leonard M. Bakal	Vice President & Compliance Director	Chief Compliance Officer

Item  28.    Location of Accounts and Records.

Accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained by the following companies:

Metropolitan Series Fund, Inc.

501 Boylston Street

Boston, Massachusetts 02116

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

Metropolitan Life Insurance Company

One MetLife Plaza

27-01 Queens Plaza North

Long Island City, New York 11101

BlackRock Advisors, Inc.

100 Bellevue Parkway

Wilmington, Delware 19809

New York, NY 10022

Harris Associates L.P.

Two North LaSalle Street

Chicago, Illinois 60602

OppenheimerFunds, Inc.

Two World Financial Center

225 Liberty Street — 11th floor

New York, New York 10281

Franklin Advisers, Inc.

One Franklin Parkway

San Mateo, California 94403

Neuberger Berman Management Inc.

605 Third Avenue

New York, New York 10158

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, Maryland 21202

Salomon Brothers Asset Management Inc

399 Park Avenue

New York, New York 10022

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

Capital Guardian Trust Company

333 South Hope Street

Los Angeles, California 90071

Davis Selected Advisers, L.P.

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

Fidelity Management & Research Company

82 Devonshire Street

Boston, Massachusetts 02109

Jennison Associates LLC

466 Lexington Avenue

New York, New York 10017

Loomis Sayles & Company, L.P.

One Financial Center

Boston, Massachusetts 02110

Item  29.    Management Services.

None.

Item  30.    Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the city of Boston and The Commonwealth of Massachusetts on the 15th day of February, 2005.

METROPOLITAN SERIES FUND, INC.
(Registrant)

By:	/s/ HUGH C. MCHAFFIE
Hugh C. McHaffie
President

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Date
/s/ HUGH C. MCHAFFIE Hugh C. McHaffie President and Chief Executive Officer (Principal Executive Officer)	February 15, 2005

* Steve A. Garban Director

* Linda Strumpf Director

* Michael S. Scott Morton Director

* Arthur G. Typermass Director

* Toby Rosenblatt Director

* H. Jesse Arnelle Director

* Nancy Hawthorne Director

Signature	Date

* John T. Ludes Director

/s/ PETER H. DUFFY Peter H. Duffy Treasurer (Principal Financial and Accounting Officer)	February 15, 2005

*BY: /S/ THOMAS M. LENZ Thomas M. Lenz Attorney-in-Fact	February 15, 2005

EXHIBIT INDEX

Exhibit Number	Description